Exhibit 10.7

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED “[*].”

Execution Version

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AEROPOSTALE, INC.

the Borrower,

the Guarantors referenced herein,

BANK OF AMERICA, N.A.
as Agent,

the Lenders referenced herein,

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Lead Arranger and Sole Bookrunner

September 22, 2011

TABLE OF CONTENTS

Article 1 -	Definitions:	-1-

Article 2 -	The Revolving Credit:	-25-

2-1.	Establishment of Revolving Credit.	-25-
2-2.	Swing Line Loan.	-25-
2-3.	Voluntary Reduction or Termination of Commitments.	-26-
2-4.	Risks of Value of Collateral	-26-
2-5.	Loan Requests.	-26-
2-6.	Making of Loans Under Revolving Credit.	-28-
2-7.	The Loan Account.	-29-
2-8.	The Revolving Credit Notes	-30-
2-9.	Payment of The Loan Account.	-30-
2-10.	Interest Rates.	-31-
2-11.	Other Fees.	-31-
2-12.	Intentionally Omitted.	-32-
2-13.	Line (Unused Fee).	-32-
2-14.	Intentionally Omitted	-32-
2-15.	Concerning Fees.	-32-
2-16.	Agent’s Discretion.	-32-
2-17.	Procedures For Issuance of L/C’s.	-32-
2-18.	Fees For L/C’s.	-34-
2-19.	Cash Collateralization of L/Cs.	-34-
2-20.	Concerning L/C’s.	-34-
2-21.	Changed Circumstances.	-36-
2-22.	Increased Costs	-37-
2-23.	Lenders' Commitments.	-38-
2-24.	Increase In Commitments.	-39-

Article 3 -	Conditions Precedent:	-40-

3-1.	Generally	-40-
3-2.	Corporate Due Diligence.	-40-
3-3.	Opinion	-40-
3-4.	Additional Documents	-41-
3-5.	Officers’ Certificates	-41-
3-6.	Representations and Warranties	-41-
3-7.	Borrowing Base Certificate	-41-
3-8.	All Fees and Expenses Paid	-41-
3-9.	Financial Projections	-41-
3-10.	Borrower’s Assets	-41-
3-11.	Lien Search	-42-
3-12.	Perfection of Collateral	-42-
3-13.	Insurance	-42-
3-14.	No Suspension Event	-42-
3-15.	No Adverse Change	-42-

3-16.	Execution and Delivery of Agreement	-42-
3-17.	Availability	-42-
3-18.	Patriot Act	-42-

Article 4 -	General Representations, Covenants and Warranties:	-42-

4-1.	Payment and Performance of Liabilities	-42-
4-2.	Due Organization - Corporate Authorization - No Conflicts.	-43-
4-3.	Trade Names.	-43-
4-4.	Intellectual Property.	-44-
4-5.	Locations.	-44-
4-6.	Title to Assets.	-45-
4-7.	Indebtedness	-47-
4-8.	Insurance Policies.	-47-
4-9.	Licenses	-48-
4-10.	Leases	-48-
4-11.	Requirements of Law	-48-
4-12.	Maintain Properties	-48-
4-13.	Pay Taxes/Tax Shelter Regulations.	-49-
4-14.	No Margin Stock	-51-
4-15.	ERISA	-51-
4-16.	Hazardous Materials.	-52-
4-17.	Litigation	-52-
4-18.	Investments	-53-
4-19.	Loans	-53-
4-20.	Protection of Assets	-54-
4-21.	Line of Business	-54-
4-22.	Affiliate Transactions	-54-
4-23.	Additional Assurances.	-54-
4-24.	Adequacy of Disclosure.	-55-
4-25.	Investments	-55-
4-26.	Prepayments of Indebtedness.	-55-
4-27.	Other Covenants	-56-
4-28.	Labor Matters.	-56-
4-29.	Restricted Payments.	-56-
4-30.	Solvency.	-57-
4-31.	Material Contracts.	-57-
4-32.	Customer Relations.	-57-
4-33.	Consents.	-57-
4-34.	Amendment of Material Documents.	-57-
4-35.	Use of Proceeds.	-57-
4-36.	Compliance with Leases.	-58-

Article 5 -	Financial Reporting and Performance Covenants:	-58-

5-1.	Maintain Records	-58-
5-2.	Access to Records.	-58-
5-3.	Prompt Notice to Agent.	-59-

5-4.	Intentionally Omitted.	-60-
5-5.	Borrowing Base Certificates	-60-
5-6.	Monthly Reports	-60-
5-7.	Quarterly Reports	-61-
5-8.	Annual Reports.	-61-
5-9.	Fiscal Year.	-62-
5-10.	Inventories, Appraisals, and Audits.	-62-
5-11.	Additional Financial Information.	-63-
5-12.	Consolidated Fixed Charge Coverage Ratio	-63-

Article 6 -	Use and Collection of Collateral:	-63-

6-1.	Use of Inventory Collateral.	-63-
6-2.	Adjustments and Allowances	-64-
6-3.	Validity of Accounts.	-64-
6-4.	Notification to Account Debtors	-64-

Article 7 -	Cash Management. Payment of Liabilities:	-65-

7-1.	Depository Accounts.	-65-
7-2.	Credit Card Receipts.	-65-
7-3.	The Concentration, Blocked, and Operating Accounts.	-65-
7-4.	Proceeds and Collection of Accounts.	-66-
7-5.	Payment of Liabilities.	-67-
7-6.	The Operating Account	-68-

Article 8 -	Grant of Security Interest:	-68-

8-1.	Grant of Security Interest	-68-
8-2.	Extent and Duration of Security Interest	-69-
8-3.	Use of Assets	-69-

Article 9 -	AgentAs Borrower’s Attorney-In-Fact:	-69-

9-1.	Appointment as Attorney-In-Fact.	-69-
9-2.	No Obligation to Act.	-70-

Article 10 -	Events of Default:	-70-

10-1.	Failure to Pay Revolving Credit.	-71-
10-2.	Failure To Make Other Payments.	-71-
10-3.	Failure to Perform Covenant or Liability (No Grace Period).	-71-
10-4.	Failure to Perform Covenant or Liability (Limited Grace Period).	-71-
10-5.	Failure to Deliver Borrowing Base Certificates.	-71-
10-6.	Failure to Perform Covenant or Liability (Grace Period).	-71-
10-7.	Misrepresentation.	-71-
10-8.	Default of Other Debt.	-72-
10-9.	Default of Leases.	-72-
10-10.	Uninsured Casualty Loss.	-72-
10-11.	Judgment. Restraint of Business.	-72-
10-12.	Business Failure.	-72-

10-13.	Bankruptcy.	-72-
10-14.	Indictment - Forfeiture	-73-
10-15.	Default by Guarantor or Subsidiary	-73-
10-16.	Termination of Guaranty.	-73-
10-17.	Challenge to Loan Documents.	-73-
10-18.	ERISA	-73-
10-19.	Material Contracts.	-73-
10-20.	Change in Control.	-74-

Article 11 -	Rights and Remedies Upon Default:	-74-

11-1.	Rights of Enforcement	-74-
11-2.	Sale of Collateral.	-74-
11-3.	Occupation of Business Location.	-75-
11-4.	Grant of Nonexclusive License	-75-
11-5.	Assembly of Collateral.	-76-
11-6.	Rights and Remedies.	-76-

Article 12 -	Notices:	-76-

12-1.	Notice Addresses.	-76-
12-2.	Notice Given.	-77-

Article 13 -	Term:	-78-

13-1.	Termination of Revolving Credit.	-78-
13-2.	Effect of Termination	-78-

Article 14 -	General:	-78-

14-1.	Protection of Collateral	-78-
14-2.	Successors and Assigns.	-78-
14-3.	Severability.	-78-
14-4.	Amendments. Course of Dealing.	-79-
14-5.	Power of Attorney.	-79-
14-6.	Application of Proceeds	-79-
14-7.	Costs and Expenses of Agent.	-79-
14-8.	Copies and Facsimiles.	-80-
14-9.	New York Law.	-80-
14-10.	Consent to Jurisdiction.	-80-
14-11.	Indemnification	-81-
14-12.	Rules of Construction.	-81-
14-13.	Intent.	-83-
14-14.	Right of Set-Off.	-83-
14-15.	Maximum Interest Rate	-83-
14-16.	Waivers.	-83-
14-17.	Confidentiality.	-84-
14-18.	Press Releases	-85-
14-19.	No Advisory or Fiduciary Responsibility	-85-
14-20.	No Other Duties.	-86-

v

14-21.	USA PATRIOT Act Notice	-86-
14-22.	Foreign Asset Control Regulations.	-86-
14-23.	Obligations of Lenders Several.	-86-
14.24.	Existing Loan Agreement Amended and Restated.	-86-

EXHIBITS

2-8                      :           Revolving Credit Note
4-2                      :           Related Entities
4-3                      :           Trade Names
4-5                      :           Locations, Leases, and Landlords
4-6                      :           Encumbrances
4-7                      :           Indebtedness
4-8                      :           Insurance Policies
4-10                    :           Capital Leases
4-13                    :           Taxes
4-17                    :           Litigation
4-22                    :           Permitted Management Fees and Other Affiliated Transactions
4-23                    :           Excluded Assets
5-5                      :           Form of Borrowing  Base Certificate
6-3                      :           Bonds and Deposits
7-1                      :           DDAs
7-2                      :           Credit Card Arrangements

Execution Version

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

September 22, 2011

THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made between

Bank of America, N.A. (in such capacity, the “Agent”), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as agent for the ratable benefit of the “Lenders” who are, at present, those financial institutions identified on the signature pages of this Agreement or who otherwise become “Lenders” pursuant to the terms of this Agreement from time to time;

and

the Lenders party hereto,

and

Aeropostale, Inc., (hereinafter, the “Borrower”), a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120;

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

WITNESSETH:

WHEREAS, the Borrower entered into that certain Second Amended and Restated Loan and Security Agreement dated as of November 13, 2007 with Bank of America, N.A., as the sole lender (as amended and in effect, the “Existing Loan Agreement”); and

WHEREAS, the Borrower, the Agent and the Lenders party hereto desire to amend and restate the Existing Loan Agreement in order (a) to increase the amount of the Loan Ceiling (as hereinafter defined) to $175,000,000.00, which amount is subject to increase or decrease in accordance with the provisions of this Agreement, and (b) to make certain other amendments to the terms and conditions of the Existing Loan Agreement; and

NOW, THEREFORE, the parties hereto agree that the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

Article 1 - Definitions:

As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“Acceptable L/C Inventory”:  Inventory which is the subject of a commercial L/C in favor of a foreign manufacturer or vendor of such Inventory, which Inventory is to be manufactured for, or delivered to, the Loan Parties and will become Acceptable In-Transit Inventory within seventy-five (75) days after the date of issuance of the commercial L/C.

“Acceptable In-Transit Inventory”:  Inventory that is in-transit to a Loan Party,

(a) for which both title and risk of loss to which have passed to the Loan Party;

(b) which Inventory has been placed with a carrier (f.o.b.) for shipment to the Loan Parties, and which Inventory is scheduled to be received within fifty (50) days at a Loan Party’s distribution center in the United States;

(c) for which a Document of Title has been issued in favor of the Loan Party, as consignee, and in each case as to which the Agent has Control over such Documents of Title and a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances having priority under applicable Requirements of Law (it being understood, however, that the Agent will not require physical possession of the Documents of Title or any foreign filings to be deemed “perfected”);

(d) which Inventory is insured to the reasonable satisfaction of the Agent (including, without limitation, marine cargo insurance); and

(d) the Agent has received agreements (to the extent relevant to such Inventory) with (i) each sourcing agent under any of the Loan Party’s sourcing agreements, and (ii) each Loan Party’s carriers, freight forwarders, and customs brokers, each satisfactory in form and substance to the Agent.

Notwithstanding the foregoing, the Agent may, in its reasonable business judgment, exclude any particular Inventory from the definition of “Acceptable In-Transit Inventory” in the event the Agent determines that such Inventory is subject to any Person’s right of reclamation, repudiation, stoppage in-transit or any event has occurred or is reasonably anticipated by the Agent to arise which may otherwise adversely impact the ability of the Agent to realize upon such Inventory.

“Acceptable Inventory”:  Such of the Loan Parties’ Inventory, at such locations, and of such types, character, qualities and quantities, as the Agent in its reasonable discretion from time to time determines to be acceptable for borrowing, including, without limitation, Acceptable In-Transit Inventory and Acceptable L/C Inventory (but excluding Blank Stock Inventory), as to which Inventory, the Agent has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances with priority under applicable Requirements of Law.  Without limiting the generality of the foregoing, Acceptable Inventory shall in no event include Inventory that is not salable, non-merchandise categories (such as labels, bags and packaging), Inventory not located in the United States (other than Acceptable In-Transit Inventory and Acceptable L/C Inventory), samples, damaged goods, return-to-vendor merchandise, and packaway Inventory.

“Accounts” and “Accounts Receivable”: include, without limitation, “accounts” as defined in the UCC, and also all:  accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all “contract rights” as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

“ACH”:  Automated clearing house.

“Account Debtor”:  Has the meaning given that term in the UCC and includes all credit card processors of the Loan Parties.

“Additional Commitment Lender”: Is defined in Section 2-24.

“Adjusted Eurodollar Rate”: With respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Aeropostale Canada”: Aeropostale Canada, Inc., an Ontario Canada corporation with a United States address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower.

“Affiliate”:  With respect to any two Persons, a relationship in which (a) one holds, directly or indirectly, not less than twenty-five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (b) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority  of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) not less than twenty-five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.

“AGC”:  Aero GC Management LLC, a Virginia Limited Liability Company with an address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower.

“Agency Agreement”:  That certain Agency Agreement entered into among the Agent and Lenders dated as of the Effective Date, regarding the loan arrangement contemplated by this Agreement and the Loan Documents, as amended and in effect from time to time.

“Agent”: Defined in the Preamble.

"Agent’s Rights and Remedies”: Is defined in Section 11-6.

“Aggregate Outstandings”:   At any time of determination, the sum of (a) the Revolving Credit Loans outstanding, plus (b) the Stated Amount of L/Cs outstanding.

“Applicable Margin”:

(a) From the Effective Date through and including January 31, 2012, the percentages set forth in Level I of the pricing grid below; and

(b) After February 1, 2012, the following percentages based upon the following performance criteria:

Level	Average Outstandings	Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
I	Less than $87,500,000.00	1.50%	0.50%	0.25%
II	Greater than or equal to $87,500,000.00	1.75%	0.75%	0.25%

The Applicable Margin shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing February 1, 2012 based upon the Borrower’s Average Outstandings calculated for the most recent quarter then ended. Upon the occurrence of an Event of Default, at the option of the Agent, interest shall be determined in the manner set forth in Section 2-10(f).

“Appraised Value”: The net appraised liquidation value of the Loan Parties’ Inventory as set forth in the Loan Parties’ stock ledger (expressed as a percentage of the Cost of such Inventory), each as reasonably determined from time to time by the Agent in accordance with its customary procedures and based upon the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Agent.

“Approved Fund”: Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender (c) an entity or an Affiliate of an entity that administers or manages a Lender, or (d) the same investment advisor or an advisor under common control with such Lender, Affiliate or advisor, as applicable.

“Arranger”: Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and sole book manager.

“Availability”:   The lesser of the Loan Ceiling or the Borrowing Base;

Minus

(I) The then unpaid principal balance of the Loan Account.

Minus

(II) The then Stated Amount of all L/C’s.

Minus

(III) Unreimbursed L/C Obligations.

“Average Outstandings”:  For any three month period, the average Aggregate Outstandings during such period.

“AWI”:  Aeropostale West, Inc., a Delaware corporation with an address of 201 Willowbrook Blvd., Wayne, New Jersey 07470, a wholly owned Subsidiary of the Borrower.

 “Bank Products”:  Any services or facilities provided to a Loan Party by the Agent or any Lender or any of their respective Affiliates (but excluding Cash Management Services), including without limitation, on account of leasing, purchase cards, supply chain finance services (including, without limitation, trade payable services and supplier accounts receivable purchases), swap and other hedging contracts.

“Bank Product Reserves”:  Such reserves as the Agent from time to time determine in its reasonable discretion exercised in good faith as being necessary or appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Bankruptcy Code”:    Title 11, U.S.C., as amended from time to time.

“Base Rate Loan”:  Each Revolving Credit Loan while bearing interest at the Prime Rate, which, for the avoidance of doubt, shall include all Swing Line Loans.

“Blank Stock Inventory”:  Inventory of the Loan Parties which consists of blank t-shirts and other items of apparel which are in the possession of third Persons for processing, which Inventory otherwise would be deemed Acceptable Inventory.

“Blocked Account”:  Is defined in Section 7-3.

“Borrower”: Is defined in the Preamble.

“Borrowing Base”:  The amounts calculated to the following formulae, as applicable:

(a)                      For so long as the aggregate outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is less than or equal to $75,000,000.00 in the aggregate, the result of the following:

    (i)          95% of the book value (as determined in accordance with GAAP) of Acceptable Inventory,

plus

    (ii)           90% of the face amount of Eligible Credit Card Receivables;

minus

    (iii)          Reserves.

(b)                      If the aggregate outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs, at any time, exceeds $75,000,000.00 in the aggregate, from and after such date through and including the Maturity Date, the result of the following:

(i)          90% of the most recent Appraised Value of Acceptable Inventory multiplied by the Cost of Acceptable Inventory,

plus

(ii)          90% of the face amount of Eligible Credit Card Receivables;

minus

(iii)          Reserves.

“Borrowing Base Certificate”:   Is defined in Section 5-5.

“Business Day”:  Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the Agent is not open to the general public to conduct business, and, if such day relates to any Eurodollar Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the London interbank market.

“Business Plan”:  The Borrower’s then current business plan and any revision, amendment, or update of such business plan to which the Agent has provided its written sign-off.

“Capital Expenditures”:  The expenditure of funds or the incurrence of liabilities which are capitalized in accordance with GAAP, provided that for purposes of this Agreement, capital expenditures funded by the proceeds from the incurrence of Indebtedness permitted hereunder, by the proceeds received from the sale of assets permitted pursuant to §4-12(d) hereof, by casualty insurance proceeds or condemnation proceeds shall, to the extent of such proceeds, not be deemed Capital Expenditures.

“Capital Lease”:  Any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Lease Obligations”: With respect to any Person for any period, any obligations associated with Capital Leases.

“Cash Dominion Event”:  Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Availability in an amount greater than twelve and one-half percent (12.5%) of the lesser of (A) the Commitments and (B) the Borrowing Base.  For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrower’s failure to achieve Availability as required hereunder, until Availability has exceeded twelve and one-half percent (12.5%) of the lesser of (A) the Commitments and (B) the Borrowing Base, in either case, for sixty (60) consecutive days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability exceeds the required amount for 60 consecutive days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasions during any calendar year.

“Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition by such Person, (ii) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $100,000,000.00 with maturities of not more than twelve (12) months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) above, provided that there shall be no restriction on the maturities of such underlying securities pursuant to this clause (iii) entered into with a bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000.00 and commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Ratings Group or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than twelve (12) months after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

“Cash Management Reserves ”:  Such reserves as the Agent, from time to time, determines in its reasonable discretion exercised in good faith as being necessary or appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services”:  Any cash management services or facilities provided to a Loan Party by the Agent, any Lender, or any of their respective Affiliates, including, without limitation: (a) ACH transactions, (b) controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant card services. ”

“Change in Control”:  The occurrence of any of the following:

(a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 30% or more of the issued and outstanding capital stock of the Borrower (on a fully diluted basis) having the right, under ordinary circumstances, to vote for the election of directors of the Borrower.

(b)  Persons (“Continuing Directors”) who (i) were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower cease, for any reason other than death or disability or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Borrower), to constitute a majority of the directors of the Borrower.

(c) If the Borrower fails at any time to own, directly or indirectly, 100% of the equity interests of any Subsidiary free and clear of all Encumbrances (other than the Encumbrances in favor of the Agent), except where such failure is as a result of a transaction permitted by the Loan Documents.

“Chattel Paper”:  Has the meaning given that term in the UCC.

“Collateral”:  Is defined in Section 8-1.

“Commercial Tort Claim”: Has the meaning given that term in the UCC.

“Commitment”: Subject to the provisions of Sections 2-23 and 2-24, as of the Effective Date, as follows:

LENDER	DOLLAR COMMITMENT	COMMITMENT PERCENTAGE
Bank of America, N.A.	$100,000,000.00	57.14285%
Wells Fargo Bank, National Association	$75,000,000.00	42.85715%

“Commitment Increase”: Is defined in Section 2-24.

“Commitment Percentage”:  As provided in the Definition of “Commitment”, above.

“Concentration Account”:  Is defined in Section 7-3.

“Confirmation Agreement”: That certain Joinder, Confirmation, and Amendment of Ancillary Loan Documents dated as of the Effective Date entered into among the Loan Parties and the Agent, as amended and in effect from time to time.

“Consolidated”: With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.

“Consolidated EBITDA”: At any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), and (v) such other non-recurring expenses or cost savings arising from or relating to Permitted Acquisitions as may be agreed by the Agent from time to time, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by Borrower and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio”: At any date of determination, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period, minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash during such period (but not less than zero) to (b) Debt Service Charges, in each case, of or by Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Interest Charges”: For any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under swap or hedging contracts, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Net Income”: As of any date of determination, the net income of the Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of such Person during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (c) the income (or loss) of such Person during such Measurement Period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organization documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income.

“Control”: Has the meaning given that term in the UCC.

“Cost”:  The lower of:

(a) the calculated cost of purchases, as determined from invoices received by the Borrower, the Borrower’s purchase journal or stock ledger, based upon the Borrower’s accounting practices, known to the Agent, which practices are in effect on the date on which this Agreement was executed; or

(b) the cost equivalent of the lowest ticketed or promoted price at which the subject inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrower’s accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrower’s historic business practices.

The term “Cost” does not include Inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold.

“Cost Factor”:  The result of 1 minus the Borrower’s then cumulative markup percent derived from the Borrower’s purchase journal on a rolling 12-month basis.

“Costs of Collection”:  Includes, without limitation (a) all reasonable out-of-pocket expenses incurred by the Agent, the Arranger and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Agent and the Arranger, (B) appraisers, (C) commercial finance examiners, and (D) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Liabilities, (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under the Bankruptcy Code, including, without limitation, in each case under this clause (C), outside consultants for the Agent, or (D) any workout, restructuring or negotiations in respect of any Liabilities; and (b) with respect to the Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any L/C or any demand for payment thereunder.

“Covenant Compliance Event”: Either (a) an Event of Default has occurred and is continuing, or (b) Availability at any time is less than or equal to ten percent (10%) of the lesser of the Commitments and the Borrowing Base. For purposes hereof, the occurrence of a Covenant Compliance Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Covenant Compliance Event arises as a result of the Borrower’s failure to achieve Availability as required hereunder, until Availability has exceeded ten percent (10%) of the lesser of the Commitments and the Borrowing Base for sixty (60) consecutive days, in which case a Covenant Compliance Event shall no longer be deemed to be continuing for purposes of this Agreement.

“Credit Party” or “Credit Parties”: Means (a) individually, (i) each Lender and its Affiliates, (ii) the Agent, (iii) each Issuer, (iv) the Arranger, (v) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vi) any other Person to whom Liabilities under this Agreement and other Loan Documents are owing, and (vii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“DDA”:  Any checking or other demand daily depository account maintained by a Loan Party.

“Debt Service Charges”: For any Measurement Period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such Measurement Period, plus (b) principal payments made or required to be made on account of Indebtedness (excluding (i) the Obligations, (ii) any synthetic lease obligations but including, without limitation, Capital Lease Obligations, and (iii) the types of Indebtedness described in clauses (c), (d), and (f) of the definition of Indebtedness) for such Measurement Period, in each case determined on a Consolidated basis in accordance with GAAP.

“Default Interest Event”:  The occurrence of any of the following:

(a) The acceleration of the time for payment of the Liabilities upon the occurrence of an Event of Default.

(b) The occurrence of any Event of Default under Sections 10-1, 10-2, 10-12, or 10-13 hereof.

(c) The failure of the Borrower to comply with the provisions of Section 4-29, Section 5-5 (which failure continues for five Business Days), or Sections 5-6 or 5-7 (which failures continue for fifteen (15) Business Days), or Article 7.

“Defaulting Lender”: Has the meaning given that term in the Agency Agreement.

“Deposit Account”:  Has the meaning given that term in the UCC.

“Deteriorating Lender”: Has the meaning given that term in the Agency Agreement.

“Documents”:  Has the meaning given that term in the UCC.

“Documents of Title”:   Has the meaning given that term in the UCC.

“Dollar Commitment”:   As provided in the Definition of “Commitment”, above.

“Effective Date”:   The date upon which the conditions precedent set forth in Article 3 hereof have been satisfied or waived and this Agreement has become effective.

“Eligible Credit Card Receivables”: As of any date of determination, Accounts due to a Loan Party from VISA, MasterCard, American Express, Diners Club, Discovercard, and other major credit card processors reasonably acceptable to the Agent, in its reasonable discretion, as arise in the ordinary course of business, and which have been earned by performance and are deemed by the Agent in its discretion to be eligible for inclusion in the calculation of the Borrowing Base.  None of the following shall be deemed to be Eligible Credit Card Receivables:

(a)           Accounts that have been outstanding for more than five (5) Business Days from the date of sale;

(b)           Accounts with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Agent);

(c)           Accounts that are not subject to a first priority security interest in favor of the Agent;

(d)           Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback);

(e)           Accounts as to which the credit card processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(f)           Accounts arising from the use of a private label credit card of a Loan Party; or

(g)           Accounts (other than VISA, Master Card, American Express, Diners Club and Discovercard) which the Agent determines in its reasonable commercial discretion acting in good faith to be unlikely to be collected.

“Employee Benefit Plan”:  As defined in Section 3(2) of ERISA.

“Encumbrance”: Each of the following:

(a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale (to the extent of recourse) of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

(b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.

“End Date”: The date upon which both (a) all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) have been paid in full and (b) all obligations of the Agent, Issuer, or any Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated.

“Environmental Laws”:  All of the following:

(a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b) The common law relating to damage to Persons or property from Hazardous Materials.

“Equipment”:  Includes, without limitation, “equipment” as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower’s business, and any and all accessions or additions thereto, and substitutions therefor.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate”:  Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

“Eurodollar Business Day”: Any day which is both a Business Day and a day on which the principal Eurodollar market in which Bank of America, N.A. participates is open for dealings in United States Dollar deposits.

“Eurodollar Loan”: Any Revolving Credit Loan which bears interest at the Adjusted Eurodollar Rate.

“Eurodollar Rate”:  For any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America, N.A. and with a term equivalent to such Interest Period would be offered by Bank of America, N.A.’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Events of Default”: Is defined in Article 10.

“Excluded Taxes”: With respect to the Agent, any Lender, the Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a change in applicable Requirements of Law) to comply with Section 4-13(h), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 4-13(e) and (g) any U.S. federal, state or local backup withholding tax, and (e) any U.S. federal withholding tax imposed under FATCA.

“Existing Loan Agreement”: Has the meaning set forth in the Recitals hereto.

“FATCA”: Current Section 1471 through 1474 of the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect, or any amended version or successor provision that is substantively similar and, in each case, any regulations promulgated thereunder and any interpretation and other guidance issued in connection therewith.

“Federal Funds Effective Rate”:   For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions.

“Fee Letter”:  The letter agreement, dated June 15, 2011, between the Borrower, the Agent, and Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with this Agreement.

“Fixtures”: Has the meaning given that term in the UCC.

“Foreign Asset Control Regulations”: Has the meaning set forth in Section 14-22.

“Foreign Lender”: Any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“GAAP”:   Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Agent, the Borrower shall include, with its monthly,  quarterly, and annual financial statements a schedule, certified by the Borrower’s chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described. Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capitalized Lease Obligation under GAAP as in effect on the Effective Date, shall not be treated as a Capitalized Lease Obligation solely as a result of the adoption of changes in GAAP outlined by the Financial Accounting Standards Board in its press release dated March 19, 2009.

“General Intangibles”:  Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to a Loan Party; credit memoranda in favor of a Loan Party; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of a Loan Party to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Loan Parties in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold or leased, by a Loan Party or credit extended or services performed, by a Loan Party, whether intended for an individual customer or the general business of a Loan Party, or used or useful in connection with research by a Loan Party.

“Goods”:  Has the meaning given that term in the UCC.

“Guarantor” and “Guarantors”: means individually and collectively AWI, Jimmy’Z, AGC, Aeropostale Procurement Company, Inc., Aeropostale Licensing, Inc., P.S. from Aeropostale, Inc., and any other Subsidiary of the Borrower which executes and delivers a Guarantor Agreement pursuant to the terms of this Agreement from time to time.

“Guarantor Agreement”:  Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof.

“Hazardous Materials”:  Any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

“Increase Effective Date”: Is defined in Section 2-24.

“Indebtedness”:  All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:

(a)                      In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.

(b)                      In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

(c)                      In connection with the sale or discount of accounts receivable or chattel paper of such Person other than the sale of retail Accounts to credit card processors.

(d)                      On account of deposits or advances.

(e)                      As lessee under Capital Leases.

(f)                      On account of net obligations under any swap or hedging contract.

(g)                      With respect to obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person, or any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“Indebtedness” also includes:

(x)                      Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

(y)                      Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any Indebtedness of any third party, other than endorsements of negotiable instruments for collection in the ordinary course of business.

(z)                      The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer to the extent that the holder of such Indebtedness has recourse to such Person.

“Indemnified Claim”:   Is defined in Section 14-11.

“Indemnified Person”:   Is defined in Section 14-11.

“Indemnified Taxes”: Taxes other than Excluded Taxes.

“Instruments”:      Has the meaning given that term in the UCC.

“Interest Payment Date”:   With reference to:

Each Eurodollar Loan: The last day of the Interest Period relating thereto and, in addition, if such Eurodollar Loan has an Interest Period of greater than three months, the last day of the third month of such Interest Period; the Termination Date; and the End Date.

Each Base Rate Loan: the first day of each month; the Termination Date; and the End Date.

“Interest Period”:

(a) With respect to each Eurodollar Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Agent.

(b) With respect to each Base Rate Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Rate Loan and ending on that date (i) as of which the subject Base Rate Loan is converted to a Eurodollar Loan, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Agent, or (ii) on which the subject Base Rate Loan is paid by the Borrower.

(c) The setting of Interest Periods is in all instances subject to the following:

(i)           Any Interest Period for a Base Rate Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

(ii)           Any Interest Period for a Eurodollar Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.

(iii)           Subject to Subsection (iv), below, any Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.

(iv)           Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(v)           The number of Interest Periods in effect at any one time is subject to Section 2-10(d) hereof.

“Inventory”:  Includes, without limitation, “inventory” as defined in the UCC and also all:  packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower’s business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing.

“Investment”:  Any direct or indirect acquisition or investment by such Loan Party, whether by means of (a) the purchase or other acquisition of equity interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any acquisition of the assets or equity interests of any Person.

“Investment Property”:  Has the meaning given that term in the UCC.

“ISP”:  With respect to any L/C, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer”:  Bank of America, N.A. or Wells Fargo Bank, National Association

“Jimmy’Z”:  Jimmy’Z Surf Co., LLC, a Delaware limited liability company with an address of 112 West 34th Street, New York, New York 10120, a wholly owned Subsidiary of the Borrower.

“L/C”:  Any letter of credit, the issuance of which is procured by the Agent for the account of the Borrower and any banker’s acceptance made on account of such letter of credit.

“L/C Borrowing”: An extension of credit resulting from a drawing under any L/C which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.

“Lease”:  Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space.

“Lenders”:  Defined in the Preamble to this Agreement, and, as the context requires, includes the Swing Line Lender.

“Letter of Credit Rights”: Has the meaning given that term in the UCC and also shall refer to any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or at the time is entitled to demand payment or performance.

“Liabilities” (in the singular, “Liability”):  Includes, without limitation, all and each of the following, whether now existing or hereafter arising:

(a) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Agent or any Lender, each of every kind, nature, and description under the Loan Documents.

(b) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Agent or any Lender under the Loan Documents (including all future advances whether or not made pursuant to a commitment by the Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Lender may hold against the Borrower under the Loan Documents.

(c) All notes and other obligations of the Borrower now or hereafter assigned to or held by the Agent or any Lender with respect to the Loan Documents, each of every kind, nature, and description.

(d) All interest, fees, and charges and other amounts which may be charged by the Agent or any Lender to the Borrower under the Loan Documents and/or which may be due from the Borrower to the Agent or any Lender under the Loan Documents from time to time.

(e) All costs and expenses incurred or paid by the Agent or any Lender in respect of any of the Loan Documents (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and litigation costs and expenses).

(f) Any and all covenants of the Borrower to or with the Agent or any Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with under Loan Documents.

(f) All obligations on account of Bank Products and Cash Management Services.

(g) Each of the foregoing as if each reference to the “Agent” and “Lender” therein were to each of the Affiliates of such Persons.

“Line (Unused) Fee”:   Is defined in Section 2-13.

“Liquidity Requirement”:  With respect to any acquisition or payment, (i) no Suspension Event or Event of Default then exists or would arise from the consummation of the specified transaction and the making of any payments with respect thereto, (ii) the Borrower has furnished the Agent with a pro forma balance sheet, income statement and cash flow statement (including, without limitation, a projection of Availability) for the subsequent 12 month period, after giving effect to the consummation of the specified transaction and the making of any payments with respect thereto; and (iii) the Agent is reasonably satisfied that Availability, after giving effect to such specified transaction and the making of any payments with respect thereto, will be at least equal to 20% of the Borrowing Base for the 12 months following such specified transaction and the making of such payments; and (iv) the Agent is reasonably satisfied that, after giving effect to such specified transaction and the making of any payments with respect thereto, the Borrower will be solvent.

“Loan Account”:   Is defined in Section 2-7.

“Loan Ceiling”:   $175,000,000.00, as may be modified from time to time in accordance with Sections 2-3 and 2-24 of this Agreement.

“Loan Documents”:   This Agreement, the Agency Agreement, Confirmation Agreement, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction which arises out of any depository, letter of credit, interest rate protection, foreign exchange or other hedging agreement, or equipment leasing services provided by the Agent, any Affiliate of the Agent, [or any Lender], as each may be amended from time to time.

“Loan Party” or “Loan Parties”: Individually and collectively the Borrower and each Guarantor.

“Material Accounting Change”:  Any change in GAAP applicable to accounting periods subsequent to the Borrower’s fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower’s financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place.

“Material Adverse Effect”:    A material adverse effect upon (i) the  Loan Parties  business, assets, properties, liabilities (actual or contingent), operations, financial affairs, or condition (financial or otherwise) taken as a whole, or (ii) the Collateral, taken as a whole, or (iii) the ability of the Loan Parties to perform their respective obligations under this Agreement and the other Loan Documents, taken as a whole, or (iv) the validity, enforceability, perfection or priority of this Agreement or the other Loan Documents or of the rights and remedies of the Agent under any Loan Document, taken as a whole. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

“Material Contract”: With respect to any Person, each contract to which such Person is a party the termination of which contract could reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness”: Indebtedness (other than the Liabilities) of the Loan Parties in an aggregate principal amount exceeding $10,000,000.00.   For purposes of determining the amount of Material Indebtedness at any time, (a) the amount of the obligations in respect of any swap contract at such time shall be calculated after taking into account the effect of any legally enforceable netting agreement relating to such swap contracts, (b) undrawn committed or available amounts shall be included, and (c) all amounts owing to all creditors under any combined or syndicated credit arrangement shall be included.

“Maturity Date”:   September 22, 2016.

“Measurement Period”: At any date of determination, the most recently completed twelve (12) months of the Borrower.

“Operating Account”:    Is defined in Section 7-3.

“Other Taxes”: All present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, excluding, however, any such amounts imposed as a result of an assignment by a Lender of its loan or Commitment.

“Participant”:   Is defined in Section 14-14, hereof.

“Payment Conditions”: At the time of determination with respect to any specified transaction or payment, that:

(a) no Suspension Event or Event of Default then exists or would arise as a result of entering into such transaction or the making such payment,

(b) after giving effect to such transaction or payment, Availability is equal to or greater than fifteen percent (15%) of the lesser of (1) the Commitments and (2) the Borrowing Base,

(c) the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such transaction or payment, will be equal to or greater than 1.0:1.0 (or, solely with respect to Restricted Payments, 1.1:1.0), and

(d) for the six-month period immediately following such transaction or payment and after giving effect to such transaction or payment, Availability shall be equal to or greater than fifteen percent (15%) of the lesser of (1) the Commitments and (2) the Borrowing Base.

Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Borrower shall deliver to the Agent a certificate of the Borrower evidencing satisfaction of the conditions contained in clauses (b), (c) and (d) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Agent.

“Payment Intangibles”:   Has the meaning given that term in the UCC and shall also refer to any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Permitted Acquisition”:  The investment in, the purchase of stock of, or the purchase of all or a substantial part of the assets or properties of, or controlling interests in, any Person (other than the Borrower), or the entering into of any transaction, series of transactions, merger (with the Borrower as the surviving entity), consolidation or exchange of securities with any Person (referred to herein as an “Acquisition”), in which each of the following conditions are satisfied:

(a) The type of business of such Person is generally the same type of business (or is included in the types of business) in which the Borrower is engaged or a business reasonably related thereto;

(b) Immediately after giving effect to the transaction, the Payment Conditions have been satisfied;

(c) Such Acquisition shall have been approved by the board of directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law;

(d) For any Acquisition in an amount greater than $10,000,00.00, the Borrower shall have furnished the Agent with thirty (30) days’ prior written notice of such intended Acquisition and shall have furnished the Agent with a current draft of the acquisition documents (and final copies thereof as and when executed), copies of any third party accounting, financial, and legal due diligence undertaken by the Loan Parties in connection with such Acquisition, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by quarter (and, if available, by month) for the acquired Person, individually, and on a Consolidated basis with all Loan Parties), and such other information as the Agent may reasonably require, all of which shall be in form reasonably satisfactory to the Agent;

(e) If the Acquisition involves the purchase of equity interests in a Person and proceeds of any Revolving Credit Loan will be used to pay the purchase price or other amounts payable to the seller in connection with such Acquisition, either (i) the legal structure of the Acquisition shall be acceptable to the Agent in its discretion, or (ii) the Loan Parties shall have provided the Agent with a favorable solvency opinion from an unaffiliated third party valuation firm reasonably satisfactory to the Agent;

(f) After giving effect to the Acquisition, if the Acquisition is an Acquisition of equity interests, a Loan Party shall acquire and own, directly or indirectly, a majority of the equity interests in the Person being acquired and shall control a majority of any voting interests or shall otherwise control the governance of the Person being acquired; and

(g) All action required to be undertaken pursuant to Section 4-18(f) by any Subsidiary created in connection with such transaction (including, but not limited to, causing such Subsidiary to become a Guarantor hereunder) has been completed, or, simultaneously with the consummation of such Acquisition, will be completed, to the reasonable satisfaction of the Agent.

In all events, any assets acquired in a Permitted Acquisition must first satisfy the eligibility requirements contained in this Agreement before the Borrower shall be permitted to include any such assets in the Borrowing Base.  Without limiting the foregoing and the provisions of Section 5-10(c), the Agent shall have obtained, at the Borrower’s expense, a satisfactory appraisal and audit with respect to such acquired assets.

“Permitted Encumbrances”:   Those Encumbrances permitted as provided in Section 4-6(a) hereof.

“Person”:  Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

“Prime Rate”:  For any day a fluctuating rate per annum equal to the highest of (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its “prime rate”; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) the Eurodollar Rate for a 30-day interest period as determined on such day, plus 1.0%.  The “prime rate” is a rate set by Bank of America, N.A. based upon various factors including Bank of America, N.A.’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in Bank of America, N.A.’s prime rate, the Federal Funds Rate or the Eurodollar Rate, respectively, shall take effect at the opening of business on the day specified in the public announcement of such change.

“Proceeds”:  Includes, without limitation, “Proceeds” as defined in the UCC (defined below), and each type of property described in Section 8-1 hereof.

“Receipts”:  All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral.

“Receivables Collateral”:   That portion of the Collateral which consists of the Loan Parties’ Accounts, Accounts Receivable, General Intangibles for the payment of money, Chattel Paper, Instruments, Investment Property, letters of credit for the benefit of a Loan Party, and bankers’ acceptances held by a Loan Party, and any rights to payment.

“Related Entity”:     (a)           Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, Subsidiary, or Affiliate, of the Borrower; could have such enterprise’s tax returns or financial statements consolidated with the Borrower’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member; controls or is controlled by the Borrower or by any Affiliate of the Borrower.

(b)           Any Affiliate.

“Required Consent”: Has the meaning given that term in the Agency Agreement.

“Requirement of Law”:   As to any Person:

(a)           (i)           All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, governmental panel, or other governmental body which has jurisdiction over such Person, or any property of such Person.

(b)           That Person’s charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and

(c) that Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable;

provided however, for purposes of this Agreement (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith, and (ii) all rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to have gone into effect and been adopted after the Effective Date.

“Reserves”:  Without duplication of any other reserves or items that are otherwise addressed or excluded either through eligibility criteria or in the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Agent, such reserves as the Agent from time to time determines in its reasonable discretion exercised in good faith as being necessary or appropriate (a) to reflect the impediments to the Agent’s ability to realize upon the Collateral, including any claims or liabilities that the Agent determines will need to be satisfied in connection with the realization upon such Collateral (including, without limitation, the Inventory), (b) to reflect costs, expenses and other amounts that the Agent may incur or be required to pay to realize upon the Collateral, including, without limitation, on account of rent, customs and duties and Permitted Encumbrances, (c) to reflect changes in the determination of the saleability, at retail, of Acceptable Inventory, (d) to reflect such other factors as negatively affect the market value of the Acceptable Inventory, (e) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, (f) on account of gift cards, gift certificates, merchandise credits and customer deposits, (g) Cash Management Reserves, (h) Bank Product Reserves, and (i) rent reserves not to exceed two (2) months rent plus any past due amounts. The Agent shall have the right, at any time and from time to time after the Effective Date in its reasonable discretion exercised in good faith as being necessary or appropriate to establish, modify or eliminate Reserves.

“Responsible Officer”:  means the chief executive officer, chief operating officer, president, chief financial officer, general counsel, chief accounting officer, treasurer, controller, vice president of finance of a Loan Party or any of the other individuals designated in writing to the Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment”: Any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other equity interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.  Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments made by such Person with any proceeds of a dissolution or liquidation of such Person.

“Revolving Credit”:   Is defined in Section 2-1.

“Revolving Credit Note”:     Is defined in Section 2-8.

“Revolving Credit Loan”:   A term of convenience which refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period, which, for the avoidance of doubt, shall include Swing Line Loans as the context may require.

“Secured L/Cs”:  L/Cs which have been secured in the manner provided pursuant to Section 2-19 hereof.

“Solvent” and “Solvency”: With respect to any Person on a particular date, that on such date (a) at fair valuation, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.  The amount of all guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability.

“Statutory Reserve Rate”:   A fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which any Lender is subject with respect to the Adjusted Eurodollar Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lenders under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Stated Amount”: The maximum amount for which an L/C may be honored.

“Subordinated Indebtedness”: Indebtedness the payment of principal and interest of which is expressly subordinated in right of payment to the Liabilities, in such form and on such terms (which may include the payment of current interest until the occurrence, and during the continuance, of a Suspension Event) as are reasonably acceptable to the Agent.

“Subsidiary”:   As to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which at least fifty percent (50%) or more of the ordinary voting power (or equivalent interests) for the election of a majority of the board of directors (or other equivalent governing body) of such entity is held or controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; or which is otherwise controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person through the exercise of voting power or otherwise.

“Supporting Obligation”: Has the meaning given that term in the UCC and shall also refer to a Letter of Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument or Investment Property.

“Suspension Event”: Any occurrence, circumstance, or state of facts which (a) is an Event of Default, which is continuing; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

“Swing Line Lender”: Bank of America, N.A.

“Swing Line Loan Request”: Is defined in Section 2-2.

“Swing Line Loans”: Is defined in Section 2-2.

“Swing Line Sublimit”: $20,000,000.00

“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date”:   The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10-13 hereof; or (c) date set by notice by the Agent to the Borrower, which notice sets the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-13 hereof.

“Trust Deposit Accounts”:  Depository accounts established by the Loan Parties the proceeds of which are to be utilized solely for the payment of sales taxes, ad valorem taxes, withholding taxes and other similar Taxes, and other depository accounts established by the Loan Parties for which such Loan Party is a trustee or other fiduciary for any other Persons.

“UCC”: The Uniform Commercial Code as presently in effect in New York, provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; providedfurther that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Unreimbursed L/C Obligations”: The then unpaid reimbursement obligations in respect of L/Cs which have been drawn, but which have not been repaid either by an advance under the Revolving Credit in accordance with the provisions of Section 2-17(f) hereof or otherwise.

Article 2 - The Revolving Credit:

2-1. Establishment of Revolving Credit.

(a) The Lenders hereby establish a revolving line of credit (the “Revolving Credit”) in the Borrower’s favor pursuant to which each Lender, subject to, and in accordance with, this Agreement, agrees to severally make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, in each case equal to that Lender’s Commitment Percentage up to the maximum amount of such Lender’s Dollar Commitment; provided that the Aggregate Outstandings shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling, or (B) the Borrowing Base.

(b) The proceeds of borrowings under the Revolving Credit shall be used solely for working capital and general corporate purposes of the Borrower, including, without limitation, the repurchase of the Borrower’s capital stock, and for its Capital Expenditures, all solely to the extent permitted by this Agreement.

(c) The Borrower recognizes that the Agent’s exercise of any discretion accorded to the Agent with respect to the Revolving Credit and of its rights, remedies, powers, privileges, and discretions with respect to the Loan Parties may be subject to the terms and conditions of the Agency Agreement.

2-2. Swing Line Loan.

(a) The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2-2 and in the Agency Agreement, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, Aggregate Outstandings shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling, or (B) the Borrowing Base; provided further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and provided further that the Swing Line Lender shall not be obligated to make any Swing Line Loan at any time when any Lender is at such time a Defaulting Lender or Deteriorating Lender, unless the Swing Line Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Swing Line Lender’s risk with respect to such Lender.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2-2 prepay under Section 2-9 and reborrow under this Section 2-2.  Each Swing Line Loan shall bear interest only at a rate based on the Prime Rate.  The Swing Line Lender shall have all of the benefits and immunities (A) provided to the Agent in the Agency Agreement with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made by it or proposed to be made by it as if the term “Agent” as used in the Agency Agreement included the Swing Line Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Swing Line Lender.

(b) Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Agent, which may be given by telephone. Each such notice (each, a “Swing Line Loan Request”) must be received by the Swing Line Lender and the Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $10,000.00, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Agent of a written Swing Line Loan Request, appropriately completed and signed by a Responsible Officer of the Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Request, the Swing Line Lender will confirm with the Agent (by telephone or in writing) that the Agent has also received such Swing Line Loan Request and, if not, the Swing Line Lender will notify the Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Agent at the request of the Lenders with Required Consent prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2-2(a), or (B) that one or more of the applicable conditions specified in Section 2-5(g) is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, on the borrowing date specified in such Swing Line Loan Request, make the amount of its Swing Line Loan available to the Borrower either by (i) crediting the account of the Borrower on the books of Bank of America, N.A. with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Swing Line Lender by the Borrower; provided, however, that if, on the date of the proposed Swing Line Loan, there are L/C Borrowings outstanding, then the proceeds of such Swing Line Loan, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c) Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2-3. Voluntary Reduction or Termination of Commitments.

 The Borrower may reduce, or terminate, the Lenders' Commitments, pro rata, in whole or in part from time to time, by furnishing three (3) Business Days' written notice to the Agent.  Upon the effective date of any such reduction, the Borrower shall pay to the Agent (a) any amounts required by under Section 2-9(b) hereof as a result of such reduction or termination, together with (b) the accrued Line (Unused) Fee as of the date of such reduction or termination.  No reduction or termination of the Commitments may be reinstated.

2-4. Risks of Value of Collateral»

.           The Agent’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Agent relative to the actual value of the asset in question.  All risks concerning the collectability of the Borrower’s Accounts and the saleability of the Borrower’s Inventory are and remain upon the Borrower.  All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Agent or any Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

2-5. Loan Requests.

(a) Subject to the provisions of this Agreement (and, in particular, subject to any provisions of Section 2-2 relating to Swing Line Loans), a loan or advance under the Revolving Credit duly and timely requested by the Borrower shall be made pursuant hereto, provided that:

(i) Availability will not be exceeded;

(ii) If Aggregate Outstandings exceed $75,000,000.00, no loans, advances or other financial accommodations shall be made if as a result thereof the Aggregate Outstandings would exceed $100,000,000.00 until such time as the Agent has completed, and received the results of a commercial finance audit and inventory appraisal in accordance with the provisions of Section 5-10 hereof.

(iii) The Revolving Credit has not been suspended as provided in Section 2-5(h).

(b) Requests for loans and advances under the Revolving Credit may be requested by the Borrower in such manner as may from time to time be reasonably acceptable to the Agent.

(c) Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving the Agent notice no later than the following:

(i) If such Revolving Credit Loan is or is to be converted to a Base Rate Loan: By 11:00 AM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted.  Base Rate Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00 (or the then Availability if less than $10,000.00).

(ii) If such Revolving Credit Loan is, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00 PM two (2) Eurodollar Business Days before the end of the then applicable Interest Period.  Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $1,000,000.00 in excess of such minimum.

(iii) Any Eurodollar Loan which matures while a Suspension Event is extant shall be converted, at the option of the Agent to a Base Rate Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Eurodollar Loan.

(d) Any request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.  Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be reasonably acceptable to the Agent.

(e) The Borrower may request that the Agent cause the issuance of L/C’s for the account of the Borrower as provided in Section 2-17.

(f) The Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Agent, in good faith, reasonably believes to have been made by a Person duly authorized to act on behalf of the Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Agent being furnished with such documentation concerning that Person’s authority to act as may be reasonably satisfactory to the Agent.

(g) A request by the Borrower for a loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following conditions has been satisfied:

(i) No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred.

(ii) All or a portion of any loan or advance so requested will be set aside by the Borrower to cover all of the Borrower’s obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.

(iii) Each representation which is made herein or in any of the Loan Documents (defined below) is then true and complete in all material respects as of and as if made on the date of such request (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date, and other than those of which are qualified by materiality, in which case such representations are true and correct in all respects).

(iv) No Suspension Event is then extant.

(h) Upon the occurrence, and during the continuance, from time to time of any Suspension Event:

(i) The Agent may suspend the Revolving Credit immediately.

(ii) Neither the Agent nor any Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.

(iii) The Agent may suspend the right of the Borrower to request any Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan.

2-6. Making of Loans Under Revolving Credit.

(a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrower.

(b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrower shall be indebted to the Lenders for their respective pro rata portions of the amount thereof immediately) at the following:

(i) The Agent’s initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrower’s instructions (if such loan or advance is of funds requested by the Borrower).

(ii) The charging of the amount of such loan to the Loan Account (in all other circumstances).

(c) There shall not be any recourse to or liability of the Agent or any Lender, on account of:

(i) Any delay in the making of any loan or advance requested under the Revolving Credit unless due to the Agent’s, or, if applicable, Lender’s, gross negligence or willful misconduct.

(ii) Any delay in the proceeds of any such loan or advance constituting collected funds.

(iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated in accordance with wire instructions provided to the Agent by the Borrower.

2-7. The Loan Account.

(a) An account (“Loan Account”) shall be opened on the books of the Agent. A record may be kept in the Loan Account of all loans made under or pursuant to this Agreement and of all payments thereon.

(b) The Agent may also keep a record (either in the Loan Account or elsewhere, as the Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Agent and each Lender on account of the Liabilities and of all credits against such amounts so owed.

(c) All credits against the Liabilities shall be conditional upon final payment to the Agent for the account of each Lender of the items giving rise to such credits.  The amount of any item credited against the Liabilities which is charged back against the Agent or any Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

(d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand.

(e) The Agent, without the request of the Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Agent or any Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Availability being exceeded.  Such action on the part of the Agent shall not constitute a waiver of the Agent’s or any Lender’s rights and Borrower’s obligations under Section 2-9(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-7(e) shall bear interest, subject to Section 2-10(f), at the Prime Rate.

(f) Absent manifest error, any statement rendered by the Agent to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Agent with written objection thereto within sixty (60) days from the receipt of such statement, which written objection shall indicate, with particularity, the reason for such objection.  The Loan Account and the Agent’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

2-8. The Revolving Credit Notes.  The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by promissory notes (each, a “Revolving Credit Note”) in the form of EXHIBIT 2-8, annexed hereto, executed by the Borrower, one payable to each Lender.  Neither the original nor a copy of a Revolving Credit Note shall be required, however, to establish or prove any Liability.  In the event that a Revolving Credit Note is ever lost, mutilated, or destroyed, upon receipt of an indemnification with respect to the lost Revolving Credit Note from such Lender in form and substance reasonably satisfactory to the Borrower and the Agent, the Borrower shall execute a replacement thereof and deliver such replacement to such Lender.

2-9. Payment of The Loan Account.

(a) The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.  Such payments shall be applied first to Base Rate Loans (which, for the avoidance of doubt shall include the Swing Line Loans) and only then to Eurodollar Loans.

(b) The Borrower, without notice or demand from the Agent or any Lender, shall pay the Agent that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account does not exceed Availability. Such payments shall be applied first to Base Rate Loans (which, for the avoidance of doubt shall include the Swing Line Loans) and only then to Eurodollar Loans.

(c) Subject to the provisions of Section 7-5(c) hereof, the Agent shall endeavor to cause those applications of payments (if any), pursuant to Sections 2-9(a) and 2-9(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Agent’s failure to have done so.  In no event shall action or inaction taken by the Agent excuse the Borrower from any indemnification obligation under Section 2-9(e).

(d) The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.

(e) The Borrower shall indemnify the Agent and each Lender and hold the Agent and each Lender harmless from and against any loss, cost or expense (excluding loss of anticipated profits) which the Agent or any Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:

(i) Default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans.

(ii) Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

(iii) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Lenders to lenders of funds obtained by it in order to maintain any such Loans as “breakage fees” (so-called).

2-10. Interest Rates.

(a) Each Revolving Credit Loan shall bear interest at the Prime Rate plus the Applicable Margin for Base Rate Loans unless timely notice is given (as provided in Section 2-5(a)) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.

(b) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Loans.

(c) Subject to the provisions hereof (including, but not limited to Section 2-2), the Borrower, by notice to the Agent, may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Prime Rate or the Adjusted Eurodollar Rate as specified from time to time by the Borrower.

(d) The Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Prime Rate, there are more than six (6) Interest Periods for Eurodollar Loans applicable to the Revolving Credit Loans at any one time.

(e) The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:

(i) On the applicable Interest Payment Date for that Revolving Credit Loan.

(ii) On the Termination Date and on the End Date.

(iii) Following the occurrence, and during the continuance, of any Event of Default, with such frequency as may be determined by the Agent.

(f) Following the occurrence, and during the continuance, of any Default Interest Event (and whether or not the Agent exercises the Agent’s rights on account thereof), all Revolving Credit Loans shall bear interest at a rate which is the aggregate of the interest rate then in effect plus two percent (2%) per annum, unless the Agent, with the consent of the Lenders with Required Consent, elects not to exercise its right to increase the interest rate in effect by said two percent (2%) per annum.

(g) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).

2-11. Other Fees.

 The Borrower shall pay (i) to the Arranger and the Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter, and (ii) upfront fees agreed to by the Loan Parties and any applicable Lender.  In either case, such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2-12. Intentionally Omitted.

2-13. Line (Unused Fee).

In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Agent, for the account of the Lenders, a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each quarter, commencing with the first quarter immediately following the Effective Date (and on the Termination Date).  The Line (Unused) Fee shall be equal to Applicable Margin for Line (Unused) Fee per annum multiplied by the difference during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling and the Average Outstandings.

2-14. Intentionally Omitted

2-15. Concerning Fees.

The Borrower shall not be entitled to any credit, rebate or repayment of any fees payable under the Fee Letter, the Line (Unused) Fee or any other fee previously earned by the Agent or any Lender pursuant to this Agreement notwithstanding any termination of this Agreement or suspension or termination of the Agent or any Lender’s respective obligations hereunder, including obligations to make loans and advances hereunder.

2-16. Agent’s Discretion.

Each reference in the Loan Documents to the exercise of discretion or the like by the Agent shall be to its exercise of its reasonable judgment, in good faith, based upon the Agent’s consideration of any such factor as the Agent reasonably deems appropriate.

2-17. Procedures For Issuance of L/C’s.

(a) The Borrower may request that the Agent cause the issuance of L/C’s for the account of the Borrower.  Each such request shall be in such manner as may from time to time be acceptable to the Agent and Issuer.

(b) Subject to the provisions of Section 2.5(a)(ii), the Agent will endeavor to cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-5(h) and if so issued:

(i) The aggregate Stated Amount of all L/C’s then outstanding, does not exceed Forty Million Dollars and No Cents ($40,000,000.00).

(ii) Subject to the restrictions in clause (iii) below, the expiry date of any standby L/Cs is not more than twelve months from the date of issuance, unless the Agent has approved such expiry date, and the expiry date of any commercial L/C shall be less than 120 days from the date of issuance, unless the Agent has approved such expiry date.

(iii) The expiry date of such requested L/C must occur at least seven (7) Business Days prior to the Maturity Date, unless either (1) such L/C is cash collateralized on or prior to the date of issuance of such L/C (or such later date as to which the Agent may agree), or (2) the Agent has approved such expiry date.

(iv) Availability would not be exceeded.

(c) The Issuer shall not issue any L/C’s hereunder without the prior consent of the Agent if:

(i) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such L/C, or any law applicable to the Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such L/C in particular or shall impose upon the Issuer with respect to such L/C any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;

(ii) the issuance of such L/C would violate one or more policies of the Issuer applicable to letters of credit generally;

(iii) such L/C is to be denominated in a currency other than Dollars; provided that if the L/C Issuer, in its discretion, issues an L/C denominated in a currency other than Dollars, all reimbursements by the Borrower of the honoring of any drawing under such L/C shall be paid in the currency in which such L/C was denominated;

(iv) such L/C contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(v) a default of any Lender’s obligations to fund obligations related to L/C’s pursuant to the Agency Agreement exists or any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuer’s risk with respect to such Lender.

(d) The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be reasonably required by the Issuer.

(e) There shall not be any recourse to, nor liability of, the Agent or any Lender on account of

(i) Any delay by an Issuer to issue an L/C;

(ii) Any action or inaction of an Issuer on account of or in respect to, any L/C.

(f) The Borrower shall reimburse the Issuer for the amount of any drawing under an L/C on the same Business Day of such drawing.  The Agent, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Lenders become obligated on account of, or in respect to, any L/C.  Such advance shall be made whether or not a Suspension Event is then extant or such advance would result in Availability’s being exceeded.  Such action shall not constitute a waiver of the Agent’s rights under Section 2-9(b) hereof.

2-18. Fees For L/C’s.

(a) The Borrower shall pay to the Agent, for the ratable account of the Lenders, a fee, on account of L/C’s, the issuance of which had been procured by the Agent, quarterly in arrears, and on the Termination Date and on the End Date, equal to the following per annum percentages of the average Stated Amount of the following categories of Letters of Credit outstanding during the three month period then ended:

(i) Standby L/C and any banker’s acceptances: At a per annum rate equal to the then Applicable Margin for Eurodollar Loans;

(ii) Commercial L/C: At a per annum rate equal to fifty percent (50%) of the then Applicable Margin for Eurodollar Loans.

(iii) After the occurrence and during the continuance of an Event of Default, effective upon written notice from the Agent, the L/C fees shall be increased by an amount equal to two percent (2%) per annum.

(b) In addition to the fee to be paid as provided in Subsection 2-18(a), above, the Borrower shall pay to the Issuer, on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C; provided, that in no event shall any fronting fees payable to Issuer be in excess of 0.125% per annum, computed, with respect to commercial L/C, on the amount of such L/C, and, with respect to standby L/Cs, on the daily amount available to be drawn on such L/C.

2-19. Cash Collateralization of L/C’s.

 With respect to all L/Cs, upon the Agent’s request after the occurrence, and during the continuance, of any Event of Default hereunder, the Borrower shall deposit in an account with the Agent, an amount in cash equal to 103% of the then Stated Amount of all outstanding L/Cs.  Such deposit shall be held by the Agent as collateral for the payment and performance of the Liabilities.  The Agent shall have the exclusive dominion and control over such account.  Such deposits shall not bear interest.  Monies in such account shall be automatically applied by the Agent to reimburse the Issuer for any honoring of any L/Cs, together with any other amounts owed to the Issuer, and after all L/Cs have been so reimbursed or otherwise expired, any remaining balance shall be applied in reduction of the Liabilities.  In lieu of depositing such cash with the Agent, the Borrower may furnish the Agent with a so-called “back-to-back” letter of credit in form and substance and issued by a bank reasonably satisfactory to the Agent in its sole and absolute discretion, in an amount equal to 103% of the then Stated Amount of all outstanding L/Cs.  Drawings under such “back-to-back” letters of credit shall be applied by the Agent to the Liabilities in the manner set forth above with respect to the cash collateral account.  If no Event of Default then exists, the cash collateral deposited with the Agent and/or the amount of the “back-to-back” letters of credit may be reduced by an amount equal to any reduction from time to time in the Stated Amount of all outstanding L/Cs (other than on account of drawings thereunder).

2-20. Concerning L/C’s.

(a) None of the Issuer, the Issuer’s correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

(i) The performance by any beneficiary under any L/C of that beneficiary’s obligations to the Borrower.

(ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order, except to the extent that such Issuer, Issuer’s correspondents, or advising, negotiating, or paying bank has actual knowledge of any of the foregoing.

(b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

(c) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to:

(i) Select an advising bank, if any.

(ii) Select a paying bank, if any.

(iii) Select a negotiating bank.

(d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower.  The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). None of the Agent, the Issuer, or any Lender shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except for their gross negligence or willful misconduct.

(e) The Agent’s, each Lender’s, and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

(f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, (i) the rules of the ISP shall apply to each standby L/C, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial L/C.

(g) If any change in any Requirement of Law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Agent, any or any Issuer has an obligation to lend to fund drawings under any L/C; or

(ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2-20(g)(i) or 2-20(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent and delivery by the Agent to the Borrower of a certificate of an officer of the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Borrower shall immediately pay to the Agent, from time to time as specified by the Agent, such amounts as shall be sufficient to compensate such Issuer for such increased cost;  provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Agent’s furnishing notice hereunder.   Any Issuer’s determination of costs incurred under Section 2-20(g)(i) or 2-20(g)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrower, absent manifest error.

(h) The obligations of the Borrower under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

(i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.

(ii) Any amendment or waiver of, or consent to the departure from, any L/C.

(iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.

2-21. Changed Circumstances.

(a) The Agent may give the Borrower notice of the occurrence of the following:

(i) The Agent shall have determined in good faith (which determination shall be final and conclusive) on any day on which the rate for a Eurodollar Loan would otherwise be set, that adequate and fair means do not exist for ascertaining such rate.

(ii) The Agent shall have determined in good faith (which determination shall be final and conclusive) that:

(A) The continuation of or conversion of any Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Agent in good faith with any applicable Requirements of Law or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law).

(B) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Agent or any Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

(b) In the event that the Agent gives the Borrower notice of an occurrence described in Section 2-21(a), then, until the Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply:

(i) The obligation of the Agent and each Lender to make Eurodollar Loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.

(ii) Any notice which the Borrower had given the Agent with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Agent’s having given notice pursuant to Section 2-21(a), shall be deemed to be a request for a Base Rate Loan.

(c) Notwithstanding the foregoing, each Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow such Lender or its lending office to continue to make Eurodollar Loans.

2-22. Increased Costs.  If there is adopted after the date hereof any requirement of law, or if there is any new interpretation or application of any law after the date hereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:

(a) subjects the Agent or any Lender to any Taxes or changes the basis of taxation, or increases any existing Taxes, on payments of principal, interest or other amounts payable by the Borrower to the Agent or any Lender under this Agreement (except for Taxes on the Agent or any Lender’s overall net income or capital imposed by the jurisdiction in which the Agent or such Lender’s principal or lending offices are located or in which the Agent or such Lender is organized);

(b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Lender;

(c) imposes on any Lender any other condition with respect to any Loan Document; or

(d) imposes on any Lender a requirement to maintain or allocate capital in relation to the Liabilities;

and the result of any of the foregoing, in the Agent’s reasonable opinion, is to increase the cost to any Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by any Lender in respect of any loan, advance or financial accommodation by an amount which the Agent deems to be material, then upon the Agent’s giving written notice thereof to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Agent, for the benefit of such Lender, upon receipt of such notice, that amount which shall compensate such Lender for such additional cost or reduction in income, provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Agent’s furnishing notice hereunder.

Notwithstanding the foregoing, each Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow such Lender or its lending office to avoid the imposition of such increased costs.

2-23. Lenders’ Commitments.

(a) The Dollar Commitments, Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the  assignment of Dollar Commitments and Commitment Percentages with other Persons who determine to become “Lenders”, provided, however, that

(i) Unless an Event of Default has occurred and is continuing (in which event, no consent of the Borrower is required) any assignment (other than an assignment to a then Lender, Affiliate of a Lender, or an Approved Fund of a Lender) shall be subject to the prior consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Agent with written objection, not more than five (5) Business Days after the Agent shall have given the Borrower written notice of a proposed assignment).

(ii) Any assignment shall be subject to the prior written consent of the Agent (not to be unreasonably withheld).

(iii) Any such assignment or reallocation shall be on a pro-rata basis such that each reallocated or assigned Dollar Commitment to any Person remains the same percentage of the overall Commitment (in terms of dollars) as the reallocated Commitment Percentage is to such Person; provided that this clause (iii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans.

(iv) No such assignment shall be in an amount less than Ten Million Dollars ($10,000,000.00), or, if less, the total Dollar Commitment of such assigning Lender.

(b) Upon written notice given the Borrower from time to time by the Agent, of any assignment or allocation referenced in Section 2-23(a):

(i) The Borrower shall execute one or more replacement Revolving Credit Notes to reflect such changed Dollar Commitments, Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Agent (which promptly thereafter shall deliver to the Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrower, the Agent, in lieu of causing the Borrower to execute one or more new Revolving Credit Notes, may issue the Agent’s Certificate confirming the resulting Commitments and Commitment Percentages.

(ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter.

(iii) The Agent shall maintain a register identifying the Lenders from time to time.

2-24. Increase In Commitments.

(a) Provided no Suspension Event or Event of Default then exists or would arise therefrom, upon notice to the Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Commitment by an amount (for all such requests) not exceeding $75,000,000.00 in the aggregate; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000.00, and (ii) the Borrower may make a maximum of three (3) such requests.  At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders.

(b) Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c) The Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made in this Section 2-24.  To achieve the full amount of a requested increase and subject to the approval of the Agent, the Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that the existing Lenders decline to increase their Commitments, or decline to increase their Commitments to the amount requested by the Borrower, the Agent will use its reasonable efforts to arrange for other Person(s) to become a Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Commitment requested by the Borrower and not accepted by the existing Lenders  (each such Person issuing a commitment and becoming a Lender hereunder, an “Additional Commitment Lender”), provided, however, that without the consent of the Agent, at no time shall the Commitment of any Additional Commitment Lender be less than $10,000,000.00.

(d) If the Commitments are increased in accordance with this Section 2-24, the Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) of such increase (such increase, a “Commitment Increase”).  The Agent shall promptly notify the Borrower and the Lenders of the final allocation of such Commitment Increase and the Increase Effective Date and on such date (i) the Commitments and the Loan Ceiling under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Commitment Increases, and (ii) the grid contained in the definition of “Commitment” shall be deemed modified, without further action, to reflect the revised Commitments and Commitment Percentages of the Lenders.

(e) As a condition precedent to such increase, (i) the Borrower shall deliver to the Agent a certificate of the Loan Parties dated as of the Increase Effective Date (A) certifying and attaching the resolutions, if necessary, adopted by the Loan Parties approving or consenting to such Commitment Increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such Commitment Increase, (1) the representations and warranties contained in this Agreement the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (2) to the extent such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, (ii) the Borrower, the Agent, and any Additional Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Agent shall reasonably require; (iii) the Borrower shall have paid such fees and other compensation to the Additional Commitment Lenders as the Agent, the Borrower and such Additional Commitment Lenders shall agree; (iv) the Borrower shall have paid such arrangement fees to the Agent as the Borrower and Agent may agree; (v) if so requested by the Agent, the Borrower shall deliver to the Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrower reasonably satisfactory to the Agent and dated such date with respect to the Loan Documents and the other documents, agreements and instruments then executed and the transactions contemplated thereby; (vi) the Borrower and the Additional Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (vii) no Suspension Event or Event of Default exists or would arise after giving effect to such Commitment Increase.  The Borrower shall prepay any Revolving Credit Loans outstanding on the Increase Effective Date to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Commitment Percentages arising from any nonratable increase in the Commitments under this Section 2-24.

(f) Any Commitment Increase contemplated by the provisions of this Section 2-24 shall, except as otherwise provided for in this Section 2-24, bear interest and be entitled to fees and other compensation on the same basis as all other Commitments.

Article 3 - Conditions Precedent:

3-1. Generally.

As a condition to the effectiveness of this Agreement, each of the documents respectively described in Sections 3-2 through and including 3-5 (each in form and substance reasonably satisfactory to the Agent) shall have been delivered to the Agent, and the conditions respectively described in Sections 3-6 through and including 3-18, shall have been satisfied:

3-2. Corporate Due Diligence.

(a) A Certificate of corporate good standing issued by the Secretary of State of each State in which a Loan Party is organized.

(b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of a Loan Party’s business conducted or assets owned would reasonably be expected to require such qualification.

(c) A Certificate of each Loan Party’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

3-3. Opinion An opinion of counsel to the Loan Parties in form and substance reasonably satisfactory to the Agent.

3-4. Additional Documents  Such additional instruments and documents as the Agent or its counsel reasonably may require or request.

3-5. Officers’ Certificates.  Certificate executed by the President and the Chief Financial Officer of the Borrower, satisfactory in form and substance to the Agent, and stating the following: (i) that the representations and warranties made by the Loan Parties to the Agent and Lenders in the Loan Documents are true and complete in all material respects as of the date of such Certificate, except in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects; (ii) that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default; (iii) attesting to the Solvency of the Loan Parties as of the Effective Date after giving effect to the transactions contemplated hereby; and (iv) either (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by the Loan Parties and the validity against any such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect.

3-6. Representations and Warranties.  Each of the representations made by or on behalf of the Loan Parties in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of a Loan Party shall be true and complete in all material respects as of the date as of which such representation or warranty was made, except in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3-7. Borrowing Base Certificate.  The Agent shall have received a Borrowing Base Certificate dated the Effective Date, relating to the month ended on August 31, 2011, and executed by a Responsible Officer of the Borrower.

3-8. All Fees and Expenses Paid.  All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses reasonably incurred by the Agent and Arranger in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agent) shall have been paid (to the extent then invoiced).

3-9. Financial Projections.  The Agent shall have received and be satisfied with (i) a detailed forecast prepared on a quarterly basis for the period commencing on the Effective Date and ending on or about January 29, 2012 which shall include an Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by quarter, each prepared in conformity with GAAP (but for the absence of footnotes and year-end adjustments) and consistent with the Loan Parties’ then current practices, (ii) a detailed forecast prepared on annual basis for the period from January 29, 2012 to the Maturity Date, which shall include a Consolidated income statement, balance sheet, and statement of cash flow, by year, each prepared in conformity with GAAP (but for the absence of footnotes and year-end adjustments) and consistent with the Loan Parties’ then current practices and (iii) such other information (financial or otherwise) reasonably requested by the Agent.

3-10. Borrower’s Assets.  The Agent shall have received a copy of the results of the Loan Parties’ most recent physical inventory and such results shall be reasonably satisfactory to the Agent.  In addition, the Agent shall be reasonably satisfied that the inventory of each Loan Party is located at such places or is in transit to such Loan Party and is in the amounts and of the quality and value previously represented by the Borrower to the Agent and Lenders and the Agent shall have received such reports, material and other information concerning the inventory and the Loan Parties’ suppliers as shall reasonably satisfy the Agent in its sole discretion.

3-11. Lien Search.  The Agent shall have received results of searches or other evidence satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of liens on the assets of the Loan Parties, except for Permitted Encumbrances and liens for which termination statements and releases reasonably satisfactory to the Agent are being tendered concurrently with the establishment of the Revolving Credit.

3-12. Perfection of Collateral.  The Agent shall have filed all such financing statements and given all such notices as may be necessary for the Agent to perfect its security interest in such of the Collateral as to which the Agent determines to perfect its security interests and to assure its first priority status (subject only to Permitted Encumbrances having priority under applicable Requirements of Law).

3-13. Insurance.  The Agent shall be reasonably satisfied with the Loan Parties’ insurance arrangements and shall have received all documentation requested in connection with such insurance including, documentation naming the Agent as “loss payee” or “additional insured”, as applicable, under each policy.

3-14. No Suspension Event.  No Suspension Event shall then exist.

3-15. No Adverse Change.  No event shall have occurred or failed to occur since April 30, 2011, which occurrence or failure reasonably would be expected to have a Material Adverse Effect.

3-16. Execution and Delivery of Agreement.  This Agreement shall have been duly executed and delivered by the parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Agent.

3-17. Availability.  After giving effect to (i) any Revolving Credit Loans made on the Effective Date, (ii) any charges made in connection with the establishment of the credit facility contemplated hereby and (iii) all L/Cs to be issued at, or immediately subsequent to, such establishment, Availability shall be not less than $125,000,000.

3-18. Patriot Act.  The Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

No document shall be deemed delivered to the Agent until received and accepted by the Agent at its head offices in Boston, Massachusetts.  Under no circumstances will this Agreement take effect until executed and accepted by the Agent at said head office.

Article 4 - General Representations, Covenants and Warranties:

To induce the Agent and each Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon), the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement.

4-1. Payment and Performance of Liabilities.  The Borrower shall pay each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

4-2. Due Organization - Corporate Authorization - No Conflicts.

(a) Each Loan Party presently is and shall hereafter remain in good standing in its State of organization and each is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Loan Parties’ assets or operation of the Loan Parties’ business, such qualification is necessary, except where the failure to so qualify would not have a Material Adverse Effect.

(b) Each Related Entity as of the date hereof is listed on EXHIBIT 4-2, annexed hereto.  Each Subsidiary is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity’s assets or the operation of such entity’s business, such qualification may be necessary, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.  The Borrower shall provide the Agent with prior written notice of any entity’s becoming or ceasing to be a Related Entity.

(c) No Loan Party shall change its State of incorporation or its taxpayer identification number without the prior consent of the Agent.

(d) Each Loan Party has all requisite corporate power and authority to execute and deliver all Loan Documents to which such Loan Party is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.

(e) The execution and delivery by the Loan Parties of each Loan Document to which it is a party; the Loan Parties’ consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security interests by the Loan Parties as contemplated hereby); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

(i) Have been duly authorized by all necessary corporate action.

(ii) Do not, and will not, contravene in any material respect any provision of any (A) Requirement of Law, (B) Material Indebtedness, or (C) the organizational documents of such Loan Party.

(iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

(f) The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

4-3. Trade Names.

(a) EXHIBIT 4-3, annexed hereto, is a listing of:

(i) All names under which the Loan Parties conducted their business within the past five (5) years.

(ii) All entities and/or persons with whom the Loan Parties consolidated or merged within the past five (5) years, or from whom the Loan Parties, within the past five (5) years, acquired in a single transaction or in a series of related transactions substantially all of such entity’s or person’s assets.

(b) No Loan Party will change its name or conduct its business under any name not listed on EXHIBIT 4-3 except (i) upon not less than twenty-one (21) days prior written notice (with reasonable particularity) to the Agent and (ii) in compliance with all other provisions of this Agreement.

4-4. Intellectual Property.

(a) Each Loan Party owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Loan Parties’ conduct of their respective business.

(b) The conduct by the Loan Parties of their respective business does not presently infringe in any manner which could reasonably be expected to have a Material Adverse Effect (nor will the Loan Parties conduct their businesses in the future so as to infringe  in any manner which could reasonably be expected to have a Material Adverse Effect) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.

4-5. Locations.

(a) The Collateral, and the books, records, and papers of Loan Parties pertaining thereto, are kept and maintained solely at, or in transit to and from, the Loan Parties’ chief executive offices at

(i) 112 West 34th Street, New York, New York 10120

(ii) 201 Willowbrook Blvd., Wayne, New Jersey 07470

(iii) those locations which are listed on EXHIBIT 4-5 annexed hereto, as such EXHIBIT may be amended from time to time, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained.

(b) No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4-5 except:

(i) to accomplish sales of Inventory in the ordinary course of business; or

(ii) to move Inventory, Equipment and other assets  from one such location to another such location; or

(iii) to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

(iv) to accomplish other dispositions permitted pursuant to Section 4-12(d) hereof.

(v) otherwise upon thirty (30) days prior written notice to the Agent.

(c) Except (i) with respect to Inventory delivered to a processor for finishing, (ii) with respect to Inventory in transit, and (iii) as otherwise disclosed pursuant to, or permitted by, this Section 4-5, no tangible personal property of a Loan Party is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

4-6. Title to Assets.

(a) Each of the Loan Parties is, and shall hereafter remain, the owner of, or holder of subsisting license or leasehold rights in and to, the Collateral free and clear of all Encumbrances with the exceptions of the following (the “Permitted Encumbrances”):

(i) Encumbrances in favor of the Agent.

(ii) Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto.

(iii) Purchase money security interests in Equipment to secure Indebtedness otherwise permitted hereby.

(iv) Encumbrances for Taxes, governmental assessments or charges in the nature of Taxes not yet due or which are being contested in good faith by appropriate proceedings as to which adequate reserves are maintained on the books of the Loan Parties in accordance with GAAP.

(v) Encumbrances in respect of property or assets of the Loan Parties imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, customs broker’s, materialmen’s, repairmen’s, and mechanics’ liens and other similar Encumbrances, in each case in respect of obligations not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings.

(vi) Utility deposits and pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation.

(vii) Encumbrances arising under Capital Leases.

(viii) Encumbrances resulting from the sale, transfer and assignment of retail Accounts to credit card processors.

(ix) Deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, all to the extent such obligations are otherwise permitted hereunder.

(x) Encumbrances on Equipment of a Person which becomes a Subsidiary after the date hereof pursuant to, and Equipment acquired in connection with, a Permitted Acquisition, provided that (A) such Encumbrances existed at the time such Person became a Subsidiary or such Equipment was acquired and were not created in anticipation of the acquisition, and (B) any such Encumbrance does not cover any other assets of such Person after it became a Subsidiary or any other assets of the Loan Parties after such Equipment was acquired, and (C) such Encumbrance does not secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person became a Subsidiary or the time of such acquisition.

(xi) Encumbrances consisting of the right of setoff of a customary nature or bankers’ liens on amounts on deposit incurred in the ordinary course of business.

(xii) Encumbrances on goods in favor of customs and revenue authorities which secure the payment of customs duties in connection with the importation of such goods, which obligations are not overdue.

(xiii) Encumbrances constituting precautionary filings by lessors and bailees with respect to assets which are leased or entrusted to a Loan Party but in which assets such Loan Party has mere possessory rights.

(xiv) Encumbrances arising from judgments which do not result in an Event of Default under Section 10-11 hereof.

(xv) Encumbrances (i) arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property or (ii) consisting of leases, licenses or subleases granted by a lessor, licensor or sublessor on its real property (in each case other than Capital Leases) that, for each of the Liens in clauses (i) and (ii) above, do not, in the aggregate, materially (x) impair the value or marketability of such real property or (y) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property.

(xvi) Landlords’ statutory Encumbrances in respect of rent not in default.

(xvii) Encumbrances of a collection bank on items in the course of collection arising under Section 4-208 of the UCC as in effect in the State of New York or any similar section under any applicable UCC or any similar Requirement of Law of any foreign jurisdiction.

provided, however, in all such cases, no Encumbrance shall be considered a ‘Permitted Encumbrance’ to the extent such Encumbrance covers any assets not constituting Collateral unless and until, if requested by the Agent, the Loan Parties shall have used commercially reasonable efforts to cause the holder of such Encumbrance to deliver to the Agent a use and/or access agreement with respect to such assets, which shall be in form and substance reasonably acceptable to the Agent.

(b) No Loan Party has or shall have possession of any property on consignment.

(c) No Loan Party shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:

(i) Equipment which is merely incidental to the conduct of a Loan Party’s business.

(ii) Equipment, the acquisition or right to use of which has been consented to by the Agent, which consent may be conditioned upon the Agent’s receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Agent.

(iii) Equipment, the acquisition of which is permitted pursuant to Section 4-7(c) hereof or which is the subject of an operating lease (but not Capital Leases).

4-7. Indebtedness.  No Loan Party has or shall hereafter have any Indebtedness with the exceptions of:

(a) The Liabilities.

(b) The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto.

(c) Capital Lease obligations and purchase money Indebtedness not to exceed the aggregate principal amount outstanding in excess of $25,000,000.00, and extensions, renewals and refinancings thereof  on terms no less favorable in any material respect to the Loan Parties than the Indebtedness or Capital Lease being refinanced.

(d) Subordinated Indebtedness.

(e) Other Indebtedness not to exceed $50,000,000.00 outstanding at any time.

4-8. Insurance Policies.

(a) EXHIBIT 4-8, annexed hereto, is a schedule of all material insurance policies owned by the Loan Parties or under which the Loan Parties are the named insured as of the date hereof.  Each of such policies is in full force and effect.  None of the issuers (to the Borrower’s knowledge) of any such policy, have provided notice that the Loan Parties are in default or violation of any such policy.

(b) The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Agent.  The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Loan Parties, however, that such requirements may change hereafter to reflect changing circumstances.  All insurance carried by the Loan Parties shall provide for a minimum of fourteen (14) days’ written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agent, as loss payee and additional insured, which endorsement shall provide that the insurance, to the extent of the Agent’s interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Loan Parties or by the failure of the Loan Parties to comply with any warranty or condition of the policy.  In the event of the failure by the Loan Parties to maintain insurance as required herein, the Agent, at its option, may obtain such insurance, provided, however, the Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance.  The Loan Parties shall furnish to the Agent certificates or other evidence satisfactory to the Agent regarding compliance by the Loan Parties with the foregoing insurance provisions.

(c) After the occurrence, and during the continuance, of an Event of Default, the Loan Parties shall each advise the Agent of each claim made by a Loan Party under any policy of insurance which covers the Collateral and will permit the Agent, at the Agent’s option in each instance, to the exclusion of the Loan Parties, to conduct the adjustment of each such claim. The Loan Parties each hereby appoint the Agent as such Loan Party’s attorney in fact, exercisable after the occurrence, and during the continuance, of an Event of Default, to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Agent any and all drafts and other instruments with respect to such insurance.  This appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.  The Agent shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith.  The Agent may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Agent may determine.

4-9. Licenses.  Each material license, distributorship, franchise, and similar agreement issued to, or to which a Loan Party is a party is in full force and effect.  To the Borrower’s knowledge, no party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement.

4-10. Leases.  EXHIBIT 4-10, annexed hereto, is a schedule of all presently effective Capital Leases (other than Capital Leases the total obligations under which do not aggregate more than $100,000.00).  EXHIBIT 4-5 includes a list of all other presently effective Leases.  Each of such Leases and Capital Leases presently is in full force and effect.  As of the date hereof, no party to any such Lease or Capital Lease is in default or violation in any material respect of any such Lease or Capital Lease and no Loan Party has received any notice or threat of cancellation of any such Lease or Capital Lease.  Each Loan Party hereby authorizes the Agent at any time and from time to time after the occurrence, and during the continuance, of an Event of Default to contact any of the Loan Party’s landlords in order to confirm the Loan Party’s continued compliance with the terms and conditions of the Lease(s) between such Loan Party and that landlord and to discuss such issues, concerning the Loan Party’s occupancy under such Lease(s), as the Agent may determine.

4-11. Requirements of Law.  Each Loan Party is in compliance with, and shall hereafter comply with and use its respective assets in compliance with, all Requirements of Law, except to the extent that such non-compliance would not reasonably be expected to have a Material Adverse Effect.  No Loan Party has received any notice of any material violation of any Requirement of Law, which violation has not been cured or otherwise remedied.

4-12. Maintain Properties.  The Loan Parties each shall:

(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

(b) Not suffer or cause the waste or destruction of any material part of the Collateral.

(c) Not use any of the Collateral in violation of any policy of insurance thereon.

(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

(i) The sale of Inventory in compliance with this Agreement.

(ii) as long as no Event of Default exists or would arise as a result thereof, the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Loan Parties.

(iii) The surrender, disposition, or expiration of Collateral (such as trademarks and copyrights) no longer used or useful for the conduct of the Loan Parties’ businesses in the ordinary course.

(iv) The turning over to the Agent of all Receipts as provided herein.

(v) The transfer, sale and assignment of retail Accounts to credit card processors.

4-13. Pay Taxes/Tax Shelter Regulations.

(a) Except as disclosed on EXHIBIT 4-13, (i) all tax returns (federal, state, local or foreign) that relate to or include any Loan Party and that are due on or before the date hereof, taking into account any extensions for the filing thereof, have been or will be prepared and timely filed in accordance in all material respects with applicable Requirements of Law, (ii) all such tax returns are or will be correct and complete insofar as they relate to the Loan Parties, and (iii) all Taxes (federal, state, local or foreign) for which a Loan Party may be liable that are due (whether or not shown on any tax return) have been or will be paid in full.

(b) Each Loan Party has, and hereafter shall: pay, as they become due and payable, all Taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against such Loan Party, or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority, except to the extent such Taxes are being contested by a Loan Party in good faith, and adequate reserves are being maintained therefor on Loan Parties books in accordance with GAAP; properly exercise any trust responsibilities imposed upon a Loan Party by reason of withholding from employees’ pay or by reason of a Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Loan Parties; and timely file all Tax and other returns and other reports with each governmental authority to whom a Loan Party is obligated to so file, in each case, taking into account any applicable extension periods.

(c) At its option, after the occurrence, and during the continuance, of a Suspension Event, the Agent may, but shall not be obligated to, pay any Taxes, unemployment contributions, and any and all other charges levied or assessed upon a Loan Party, or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of a Loan Party’s Employee Benefit Plan as the Agent, in the Agent’s discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Agent’s making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by a Loan Party’s failure to have made such payment.

(d) The Borrower does not intend to treat the Revolving Credit and the L/Cs and the transactions related thereto as being “reportable transactions” (within the meaning of Treasury Regulation Section 1.6011-4).  In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.  If the Borrower so notifies the Agent, the Borrower acknowledges that the Agent may treat the Revolving Credit and/or its interest in the L/Cs as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Agent, will maintain the lists and other records required by such Treasury Regulation.

(e) Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Loan Parties shall be required under Requirements of Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4-14) the Agent, Lenders or Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Parties shall make such deductions and (iii) the Loan Parties shall timely pay the full amount deducted to the relevant applicable governmental authority in accordance with Requirements of Law.

(f) The Loan Parties shall indemnify the Agent, each Lender and the Issuer, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4-13) paid by such Agent, such Lender or the Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of the Agent, a Lender or the Issuer, shall be conclusive absent manifest error.

(g) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Loan Parties to a governmental authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(h) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Loan Party is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by Requirements of Law or reasonably requested by the Borrower or the Agent, such properly completed and executed documentation prescribed by Requirements of Law as will permit such payments to be made without withholding or at a reduced rate of withholding.  Such delivery shall be provided on the Effective Date and on or before such documentation expires or becomes obsolete or after the occurrence of an event requiring a change in the documentation most recently delivered.  In addition, any Lender, if requested by the Borrower or the Agent, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that any Loan Party is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(1)           duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2)           duly completed copies of Internal Revenue Service Form W-8ECI,

(3)           in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of  Internal Revenue Service Form W-8BEN, or

(4)           any other form prescribed by Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Law to permit the Borrower to determine the withholding or deduction required to be made.

(i) If the Agent, any Lender or the Issuer determines, in its sole discretion, that it has received a refund of any taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which the Loan Parties have paid additional amounts pursuant to this Section 4-13, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 4-13 with respect to the taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent, such Lender or the Issuer, as the case may be, and without interest (other than any interest paid by the relevant governmental authority with respect to such refund), provided that the Loan Parties, upon the request of such Agent, such Lender or the Issuer, agree to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant governmental authority) to such Agent, such Lender or the Issuer in the event that such Agent, such Lender or the Issuer is required to repay such refund to such governmental authority.  This subsection shall not be construed to require the Agent, any Lender or the Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Loan Parties or any other Person.

4-14. No Margin Stock.  No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U,T, and X of the Board of Governors of the Federal Reserve System of the United States).  No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

4-15. ERISA.  From and after the date hereof, none of the Loan Parties nor any ERISA Affiliate shall, in any manner which could reasonably be expected to have a Material Adverse Effect:

(a) Fail to comply in all material respects with any Employee Benefit Plan.

(b) Fail timely to file all reports and filings required by ERISA to be filed by a Loan Party.

(c) Engage in any non-exempt “prohibited transactions” (as described in ERISA).

(d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Loan Parties on account thereof pursuant to ERISA.

(e) Accumulate any material funding deficiency within the meaning of Section 302 of ERISA.

(f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Loan Parties on account thereof pursuant to ERISA.

(g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

4-16. Hazardous Materials.

(a) Other than matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has ever:

(i) Been legally responsible for any release or threat of release of any Hazardous Material.

(ii) Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by a Loan Party and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel.

(b) The Loan Parties each shall:

(i) Dispose of any Hazardous Material only in compliance with all Environmental Laws, except for dispositions which could not reasonably be expected to have a Material Adverse Effect.

(ii) Not store on any site or vessel occupied or operated by a Loan Party and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Loan Parties’ business and is in compliance with all Environmental Laws or could not reasonably be expected to have a Material Adverse Effect.

(c) The Loan Parties shall provide the Agent with written notice upon such Loan Party obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss a Loan Party may be liable, other than expense or loss that could not reasonably be expected to have a Material Adverse Effect.

4-17. Litigation.  Except as described in EXHIBIT 4-17, annexed hereto, there is not presently pending or threatened by or against the Loan Parties any suit, action, proceeding, or investigation which, if determined adversely to the Loan Parties, would have a material adverse effect upon the Loan Parties’ financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.

4-18. Investments.  No Loan Party shall:

(a) Intentionally Omitted.

(b) Intentionally Omitted.

(c) Intentionally Omitted.

(d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, other than (i) the merger of any of the Borrower’s Subsidiaries with and into the Borrower, and (ii) in connection with any Permitted Acquisitions.

(e) Consolidate any of a Loan Party’s operations with those of any other corporation or other entity, except in connection with any Permitted Acquisition.

(f) Organize or create any Subsidiary, other than in connection with a Permitted Acquisition and only if (i) such Subsidiary guarantees the repayment of the Liabilities and (ii) such Subsidiary grants the Agent a first priority Encumbrance (subject to Permitted Encumbrances having priority under applicable Requirements of Law) on all of its assets, all of the foregoing satisfactory in form and substance to the Agent.

(g) Subordinate any debts or obligations owed to a Loan Party by any third party to any other debts owed by such third party to any other Person.

(h) Acquire any assets other than (i) Permitted Acquisitions, (ii) by the making of Capital Expenditures to the extent permitted hereunder, (iii) in the ordinary course and conduct of the Loan Parties business permitted under Section 4-21 hereof, and (iv) Investments in joint ventures not to exceed $10,000,000.00 in the aggregate at any time; provided however Investments in joint ventures may exceed $10,000,000.00 in the aggregate at any time so long as at the time such Investment that would exceed the $10,000,000.00 cap is made, the Payment Conditions have been satisfied.

4-19. Loans.  No Loan Party shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:

(a) Advance payments made to the Loan Parties’ suppliers in the ordinary course.

(b) Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of such Loan Party in the ordinary course of business, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by such Loan Party.

(c) Advances on account of sales of Inventory in the ordinary course of business made on credit and all Accounts arising therefrom.

(d) Provided that the Liquidity Requirement has been satisfied, loans and/or Investment in or to Aeropostale Puerto Rico, Inc. and Aeropostale Canada.

(e) Loans and/or Investments by one Loan Party to another in the ordinary course of business.

4-20. Protection of Assets.  The Agent, in the Agent’s reasonable discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Agent may deem necessary to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral.  The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent had acted in actual bad faith or in a grossly negligent manner.  The Borrower shall pay to the Agent, on demand, or the Agent, in its reasonable discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this section.  The obligation of the Borrower to pay such amounts is a Liability.

4-21. Line of Business. No Loan Party shall engage in any business other than the business in which it is currently engaged (which is agreed to be the design, sourcing, marketing, distribution and sale of apparel products and accessories and the licensing of trade names, trademarks and intellectual property to third Persons in connection with the foregoing), any business reasonably related thereto or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

4-22. Affiliate Transactions.  No Loan Party shall make any payment, nor give any value to any Related Entity except for goods and services actually purchased by such Loan Party from, or sold by such Loan Party to, such Related Entity for a price and on terms which shall not be less favorable to the Loan Party from those which would have been charged in an arms-length transaction, except:

(a)  until the occurrence, and during the continuance, of an Event of Default, the Loan Parties may (a) pay management fees at the times and in the amounts, and (b) may maintain and make payments with respect to those transactions, in each case as set forth in EXHIBIT 4-22 hereof;

(b) transactions in the ordinary course of business among the Loan Parties;

(c) provided that the Liquidity Requirement has been satisfied, loans to, payments to, or Investments in Aeropostale Puerto Rico, Inc. and Aeropostale Canada.

4-23. Additional Assurances.

(a) Except as set forth on EXHIBIT 4-23, no Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will not be subject to a perfected security or other collateral interest in favor of the Agent (subject only to Permitted Encumbrances) to secure the Liabilities.

(b) Except as set forth on EXHIBIT 4-23, no Loan Parties will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Agent to secure the Liabilities (subject only to Permitted Encumbrances).

(c) The Loan Parties shall each execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent’s security interests in the Collateral; and to comply in all material respects with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral.  The Loan Parties shall each execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the security interests created herein.

(d) Each Loan Party hereby designates the Agent as and for such Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Agent’s security and other collateral interests in the Collateral.

(e) To the full extent permitted by applicable Requirements of Law, a carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4-23 shall be sufficient for filing to perfect the security interests granted herein.

4-24. Adequacy of Disclosure.

(a) All financial statements for periods after the Effective Date which are furnished to the Agent by the Loan Parties shall be prepared in accordance with GAAP consistently applied and present fairly, in all material respects, the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered.

(b) Intentionally Omitted

(c) As of the Effective Date, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Party’s financial statements furnished to the Agent  prior to the execution of this Agreement.

(d) No document, instrument, agreement, or paper now or hereafter given the Agent by or on behalf of a Loan Party in connection with the execution of this Agreement by the Agent contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading.  There is no fact known to a Loan Party which has, or which, in the foreseeable future would reasonably be expected to have, a material adverse effect on the financial condition of the Loan Parties which has not been disclosed in writing to the Agent.

4-25. Investments.  As long as no Cash Dominion Event exists, the Loan Parties may make investments consisting of Cash Equivalents maintained at such bank(s) as the Borrower may select.

4-26. Prepayments of Indebtedness.

No Loan Party will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(a) as long as no Event of Default has occurred and is continuing or would result therefrom, mandatory payments and prepayments of interest and principal as and when due in respect of any Indebtedness permitted hereunder, excluding any Subordinated Indebtedness;

(b)  payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness;

(c) voluntary prepayments of Indebtedness permitted hereunder (other than Subordinated Indebtedness) as long as the Payment Conditions are satisfied; and

(d) refinancings of Indebtedness to the extent permitted under this Agreement.

4-27. Other Covenants. No Loan Party shall indirectly do or cause to be done any act which, if done directly by a Loan Party, would breach any covenant contained in this Agreement.

4-28. Labor Matters. There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law.  All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 4-28 or as filed with the SEC, no Loan Party is a party to or bound by any collective bargaining agreement, management agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. There are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party pending or, to the knowledge of any Loan Party, threatened to be filed with any governmental authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party which could reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.

4-29. Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that each of the following shall be permitted so long as no Suspension Event or Event of Default shall have occurred and be continuing prior, or immediately after giving effect, to the following, or would result therefrom:

(a)           each Subsidiary of a Loan Party may make Restricted Payments to any Loan Party;

(b)           the Loan Parties and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person; and,

(c)           if the Payment Conditions are satisfied, the Loan Parties and each Subsidiary may purchase, redeem or otherwise acquire equity interests issued by it, and the Borrower may declare or pay cash dividends to its stockholder.

4-30. Solvency.  After giving effect to the transactions contemplated by this Agreement, and before and after giving effect to each Revolving Credit Loan, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

4-31. Material Contracts.

(a) Schedule 4-31 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the Effective Date.  The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Agent on or before the Effective Date.  The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.

(b) From and after the Effective Date, the Loan Parties agree they shall each perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, (b) maintain each such Material Contract in full force and effect except to the extent such Material Contract is no longer used or useful in the conduct of the business of the Loan Parties in the ordinary course of business, consistent with past practices, (c) enforce each such Material Contract in accordance with its terms, and, (d) upon request of the Agent, make such demands and requests for information and reports or for action from any other party to each such Material Contract as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and (e) cause each of its Subsidiaries to do the foregoing except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

4-32. Customer Relations.  There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any material adverse modification or change in the business relationship of any Loan Party with any supplier material to its operations.

4-33. Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the liens created hereunder or under any other Loan Document (including the first priority nature thereof) or (b) such as have been obtained or made and are in full force and effect.

4-34. Amendment of Material Documents.  The Loan Parties shall not amend, modify or waive any of a Loan Party’s rights under (a) its organization documents in a manner materially adverse to the Agent, Issuer, or any Lender, or (b) any Material Contract or Material Indebtedness (other than on account of any refinancings permitted pursuant to this Agreement), in each case to the extent that such amendment, modification or waiver would result in a Suspension Event or Event of Default under any of the Loan Documents, would be materially adverse to the Agent, Issuer, or any Lender, or otherwise would be reasonably likely to have a Material Adverse Effect.

4-35. Use of Proceeds.  The Loan Parties shall not use the proceeds of any Revolving Credit Loan or Swing Line Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purposes other than (a) the acquisition of working capital assets in the ordinary course of business, (b) to finance Capital Expenditures of the Loan Parties, and (c) for general corporate purposes, in each case to the extent expressly permitted under law and the Loan Documents.

4-36. Compliance with Leases.  Except as otherwise expressly permitted hereunder, (a) make all payments and otherwise perform all obligations in respect of all Leases to which any Loan Party or any of its Subsidiaries is a party, keep such Leases in full force and effect (b) not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or cancelled except in the ordinary course of business, consistent with past practices, (c) notify the Agent of any default by any party with respect to such Leases and cooperate with the Agent in all respects to cure any such default, and (d) cause each of its Subsidiaries to do the foregoing, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

Article 5 - Financial Reporting and Performance Covenants:

5-1. Maintain Records.  The Borrower shall, and shall cause each Guarantor to:

(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ transactions, all in accordance with GAAP, applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.

(b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP (but for the absence of footnotes and year-end adjustments), applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and their results of operations for, the period(s) covered therein.

(c) At all times, keep accurate (in all material respects) and current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its respective Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

(d) At all times, retain Deliotte & Touche LLP, or such other independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Agent to discuss a Loan Party’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Agent.  Agent shall give the Borrower an opportunity to participate in any discussions Agent has with Borrower’s certified public accountant pursuant to this Section 5-1.

5-2. Access to Records.

(a) The Borrower shall, and shall cause each Guarantor to, afford the Agent and the Agent’s representatives with access from time to time, during normal business hours and, unless an Event of Default exists, upon reasonable notice, as the Agent and such representatives may require to all properties owned by or over which a Loan Party has control.  The Agent and the Agent’s representatives shall have the right, and the Borrower will, and will cause each Guarantor to, permit the Agent and such representatives from time to time as the Agent and such representatives may request, during normal business hours and, unless an Event of Default exists, upon reasonable notice, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files pertaining to its business operations, financial information or the Collateral.  The Borrower shall, and shall cause the Guarantor to, make copying facilities reasonably available to the Agent.

(b) The Borrower for itself, and as the sole shareholder or member, as applicable, of each Guarantor, hereby authorizes the Agent and the Agent’s representatives to:

(i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Loan Parties, whether in the possession of a Loan Party or in the possession of any service bureau, contractor, accountant, or other person, (and the Loan Parties each directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Agent and the Agent’s  representatives with respect thereto), provided that, except as set forth in Section 5-10 hereof, such inspections and reviews shall not be undertaken by the Agent as long as no Event of Default then exists and is continuing.

(ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of the Loan Party on any notice to such Loan Party’s Account Debtors or verification of the Collateral, provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).

5-3. Prompt Notice to Agent.

(a) The Borrower shall, and shall cause each Guarantor to, provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

(i) Any change in a Loan Party’s executive officers.

(ii) The completion of any physical count of a Loan Party’s Inventory (together with a copy of the certified results thereof).

(iii) Any ceasing of any Loan Party making of payment, in the ordinary course, to a material portion (in amount or number) of its creditors.

(iv) Any failure by a Loan Party to pay rent at any of the locations, which failure continues for more than twenty (20) Business Days following the day on which such rent first came due, except for Leases for such locations which have been terminated or abandoned by a Loan Party and except for amounts subject to a good faith dispute.

(v) Any material change in the business, operations, or financial affairs of a Loan Party.

(vi) The occurrence of any Suspension Event that has not been cured by the Loan Parties or waived by the Agent.

(vii) Any decision on the part of a Loan Party to discharge a Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5-1(d)).

(viii) Any litigation which, if determined adversely to a Loan Party, would reasonably be expected to have a material adverse effect on the financial condition of such Loan Party.

(ix) The acquisition by a Loan Party of any Commercial Tort Claim.

(x) The intention by Borrower to treat the Revolving Credit and/or the L/Cs and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), by delivering a duly completed copy of IRS Form 8886 or any successor form.

(b) The Borrower shall, and shall cause each Guarantor to, provide the Agent, when received by the Borrower or Guarantor, with a copy of any management letter or similar communications from any accountant of the Borrower or Guarantor.

5-4. Intentionally Omitted.

5-5. Borrowing Base Certificates.  Quarterly, within seven (7) days after the end of the Borrower’s prior fiscal quarter, the Borrower shall provide the Agent with a certificate in the form of Exhibit 5-5 (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the Borrower’s immediately preceding fiscal quarter, each such Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrower by a Responsible Officer of the Borrower. Notwithstanding the foregoing, if, at any time, Availability is less than seventy percent (70%) of the lesser of (a) the Commitments and (b) the Borrowing Base, then such Borrowing Base Certificate shall be delivered monthly, within seven (7) days after the end of the Borrower’s fiscal month until such time that the foregoing Availability deficiency does not exist for a period of sixty (60) consecutive days as confirmed by the Agent, upon which, the Borrower’s obligation to deliver Borrowing Base Certificates shall revert to the provisions of the first sentence of this Section 5-5; provided that, if at any time, an Event of Default exists (without, in any way, limiting the Agent’s Rights and Remedies) or if, at any time, the Availability is less than twelve and one-half percent (12.5%) of the lesser of (a) the Commitments and (b) the Borrowing Base, then such Borrowing Base Certificate shall be delivered weekly, on the Wednesday of each such week until such time that the foregoing Availability deficiency described in this proviso does not exist for a period of sixty (60) consecutive days as confirmed by the Agent, upon which, the Borrower’s obligation to deliver Borrowing Base Certificates shall revert to the other provisions of this  Section 5-5, as applicable.

5-6. Monthly Reports. Only if a Cash Dominion Event exists, within twenty (20) days following the end of each of the Borrower’s fiscal months, the Borrower shall provide the Agent with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein.

(b) At all times when a Covenant Compliance Event has occurred and is continuing, the Borrower shall deliver to the Agent, within seven (7) days after the end of Borrower’s fiscal month, a duly completed compliance certificate signed by a Responsible Officer of the Borrower which (among other things) includes (i) a detailed calculation of the Consolidated Fixed Charge Coverage Ratio, and, and (ii) a certification that no Suspension Event or Event of Default exists or, if any such Suspension Event or Event of Default shall exist, stating the nature and status of such event.

5-7. Quarterly Reports.  Within forty-five (45) days following the end of each of the Borrower’s fiscal quarters, the Borrower shall provide the Agent with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject quarter, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein.  The delivery either electronically or in paper to the Agent of the Borrower’s Form 10Q or Form 10K, as the case may be, which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-7.

5-8. Annual Reports.

(a) Annually, within ninety (90) days following the end of the Borrower’s fiscal year, the Borrower shall furnish the Agent with an original signed counterpart of the Borrower’s Consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower’s independent certified public accountants (i.e. said statement shall be “certified” by such accountants).  Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows.  The delivery either electronically or in paper to the Agent of the Borrower’s Form 10K which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-8(a).

(b) No later than the earlier of fifteen (15) days prior to the end of each of the Borrower’s fiscal years or the date on which such accountants commence their work on the preparation of the Borrower’s annual financial statement, the Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Agent) that:

(i) Such annual financial statement will be delivered by the Borrower to the Agent.

(ii) It is an intention of the Loan Parties, in their engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5.

(iii) The Loan Parties have been advised that the Agent and each Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement.

(c) Each annual statement shall be accompanied by such accountant’s Certificate indicating that, in the preparation of such annual statement, such accountants did not conclude that any Suspension Event had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof).

5-9. Fiscal Year.  The Borrower shall not change its fiscal year or permit any other Loan Party to change its fiscal year, or the accounting policies or reporting practices of the Loan Parties, except as required by GAAP; provided that, to the extent any such changes are required by GAAP, the Loan Parties shall promptly deliver notice of same to the Agent pursuant to Section 5-3(a)(v) of this Agreement.

5-10. Inventories, Appraisals, and Audits.

(a) The Agent, at the expense of the Borrower, may observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of, and at the request of, a Loan Party.

(b) The Loan Parties, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect to be conducted by a national third party inventory taker.

(i) The Loan Parties shall provide the Agent with a copy of the final results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) within fourteen (14) days following the completion of such inventory.

(ii) The Borrower shall provide the Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) to the Loan Party’s books and records within forty-five (45) days following completion of such inventory.

(iii) The Agent, in its discretion, following the occurrence, and during the continuance, of a Suspension Event or an Event of Default, may cause such additional inventories to be taken as the Agent determines (each, at the expense of the Borrower).

(iv) The Agent, in its reasonable discretion, may cause such additional inventories to be taken as it deems necessary or appropriate (each at the expense of the Agent and Lenders).

(c) Upon the Agent’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Agent to obtain appraisals conducted by such appraisers as are satisfactory to the Agent and using a methodology similar in scope and nature as was undertaken on behalf of the Agent prior to the effectiveness of this Agreement.  Without limiting the foregoing, the Agent may obtain periodic Inventory liquidation analyses performed by Hilco/Great American Group or another liquidation analysis firm selected by the Agent; provided that the expense for any such appraisals shall be borne by the Agent and Lenders (except as provided in the following three sentences).  At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.00, the Agent may, in its discretion, undertake up to two (2) Inventory appraisals at the Loan Parties’ expense, in each twelve (12) month period (each such appraisal, a “Standard Appraisal”).  Notwithstanding the foregoing, to the extent the average Aggregate Outstandings for any thirty (30) day period exceed, or are anticipated to exceed $50,000,000.00 prior to the date of the first Standard Appraisal, the Agent may, in its discretion, undertake the first of its two (2) permitted Inventory appraisals for such twelve (12) month period at the Loan Parties’ expense (up to $25,000.00), despite the fact the Aggregate Outstandings have not reached the threshold outlined in the preceding sentence.  The Agent may cause additional Inventory appraisals to be undertaken (i) as Agent, using its reasonable discretion, deems necessary or appropriate, at the Lenders’ expense, or (ii) if required by applicable Requirements of Law or if a Suspension Event or Event of Default has occurred and is continuing, at the expense of the Borrower.

(d) Upon the Agent’s request from time to time, the Borrower shall, and shall cause each other Loan Party to, permit the Agent to conduct commercial finance audits of the Borrower’s and the other Loan Parties’ books and records using a methodology similar in scope and nature as was undertaken on behalf of the Agent prior to the effectiveness of this Agreement, provided that the expense for any such audits shall be borne by the Agent and Lenders (except as provided in the final two sentences of this clause).  At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.00, the Agent shall have the right to undertake two audits, at the Loan Parties’ expense, in each twelve month period.  The Agent may cause additional audits to be undertaken (i) as Agent, using its reasonable discretion, deems necessary or appropriate, at the Agent and Lenders’ expense, or (ii) if required by applicable Requirements of Law or if a Suspension Event or Event of Default has occurred and is continuing, at the expense of the Borrower.

5-11. Additional Financial Information.

(a) In addition to all other information required to be provided pursuant to this Article 5, the Borrower promptly shall provide the Agent (and shall cause each other Loan Party and any other guarantor of the Liabilities to also provide the Agent), with such other and additional information concerning the Borrower or Guarantors, the Collateral, the operation of the Borrower’s or Guarantors’ business, and the Borrower’s or Guarantors’) financial condition, including original counterparts of financial reports and statements, as the Agent may from time to time reasonably request from the Borrower.

(b) The Borrower may provide the Agent, at the Agent’s discretion, from time to time hereafter, with updated projections of the Loan Parties’ anticipated performance and operating results.

(c) In all events, the Borrower, no sooner than ninety (90) nor later than thirty (30) days prior to the end of each of the Borrower’s fiscal years, shall furnish the Agent with an updated and extended balance sheet, income statement, cash flow statement (including an Availability model), prepared on a monthly basis and which shall go out at least through the end of the then next fiscal year. Together with such updated and extended projections, the Borrower shall deliver to the Agent a description of the methodology and assumptions upon which the projections were prepared.

(d) The Loan Parties each recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Agent may obtain, develop, or receive with respect to the Loan Parties is confidential to the Agent and that, except as otherwise provided herein, no Loan Party is entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.

5-12. Consolidated Fixed Charge Coverage Ratio. During the continuance of a Covenant Compliance Event, the Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio (calculated as of the first day of any Covenant Compliance Event, and as of the last day of each month during such Covenant Compliance Event) to be less than 1.0:1.0.

Article 6 - Use and Collection of Collateral:

6-1. Use of Inventory Collateral.

(a) The Borrower shall not, and shall cause each other Loan Party not to engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrower’s or any other Loan Party’s business in the ordinary course (other than promotions, markdowns, and discounts in the ordinary course of business) nor shall either engage in sales or other dispositions to creditors in reduction or satisfaction of such creditors’ claims; sales or other dispositions in bulk; or any use of any of the Inventory in breach of any provision of this Agreement. Notwithstanding the foregoing, the Loan Parties may “job-out” end of season and slow-moving Inventory, provided that the Inventory so disposed of does not exceed five percent (5%) of the Loan Parties’ aggregate retail receipts in any fiscal year.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of inventory purchased by the Loan Parties’ retail customers in the ordinary course, such Inventory may be returned to the Loan Parties without the consent of the Agent.

6-2. Adjustments and Allowances.  A Loan Party may grant such allowances or other adjustments to the such Loan Party’s Account Debtors as the Loan Party, respectively, may reasonably deem to accord with sound business practice, provided, however, the authority granted the Loan Parties pursuant to this Section 6-2 may be limited or terminated by the Agent at any time after the occurrence, and during the continuance, of an Event of Default in the Agent’s discretion.

6-3. Validity of Accounts.

(a) The amount of each Account shown on the books, records, and invoices of the Loan Parties represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor (subject to adjustments for returned Inventory in the ordinary course of business) and shall have been fully earned by performance by such Loan Party.

(b) The Agent, from time to time (at the expense of the Borrower in each instance), may verify the validity, amount, and all other matters with respect to the Receivables Collateral directly with Account Debtors (including without limitation, by forwarding balance verification requests to each Loan Party’s Account Debtors), and with each Loan Party’s accountants, collection agents, and computer service bureaus (each of which is hereby authorized and directed to cooperate in full with the Agent and to provide the Agent with such information and materials as the Agent may request), provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).

(c) No Loan Party has knowledge of any impairment of the validity or collectibility of any of the Accounts (other than customary adjustments and chargebacks in the ordinary course of business) and shall notify the Agent of any such fact immediately after a Loan Party becomes aware of any such impairment.

(d) Except as set forth in EXHIBIT 6-3, no Loan Party shall post any bond to secure a Loan Party’s performance under any agreement to which a Loan Party is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of a Loan Party (other than to the Agent) in the event of Loan Party’s failure so to perform, if the amount of any such bond or other obligation of a Loan Party exceeds $50,000 in any one instance, and after giving effect to all existing bonds and obligations permitted hereunder, the aggregate amount thereof does not exceed $1,000,000.

6-4. Notification to Account Debtors.  The Agent shall have the right at any time after the occurrence, and during the continuance, of an Event of Default, to notify any of a Loan Party’s Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.

Article 7 - Cash Management. Payment of Liabilities:

7-1. Depository Accounts.

(a) Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

(b) To the extent not previously delivered to the Agent, the Borrower shall, and shall cause each Guarantor to, deliver to the Agent, as a condition to the effectiveness of this Agreement:

(i) at the request of the Agent, notification, executed on behalf of the Borrower or Guarantor, as applicable, to each depository institution with which any DDA is maintained (other than the Operating Account), in form reasonably satisfactory to the Agent, of the Agent’s interest in such DDA;

(ii) an agreement (generally referred to as a “Blocked Account Agreement”), in form reasonably satisfactory to the Agent, with any depository institution at which a Blocked Account is maintained;

(iii) an agreement, in form reasonably satisfactory to the Agent, with any depository institution at which the Operating Account is maintained.

(c) No Loan Party will establish any DDA hereafter unless, contemporaneous with such establishment, such Loan Party, delivers to the Agent notice of same.

7-2. Credit Card Receipts.

(a) Annexed hereto as EXHIBIT 7-2 is a Schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party, of the proceeds of all credit card charges for sales by the Loan Party.

(b) To the extent not previously delivered to the Agent, the Borrower shall, and shall cause each Guarantor to, deliver to the Agent, as a condition to the effectiveness of this Agreement, notifications, executed on behalf of the Borrower or such Guarantor, as applicable, to each of the Borrower’s and Guarantor’s credit card clearinghouses and processors of notice (in form satisfactory to the Agent), which notice provides that payment of all credit card charges submitted by the Borrower or Guarantor to that clearinghouse or other processor and any other amount payable to the Borrower or Guarantor by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Agent.  Neither the Borrower nor any Guarantor shall change such direction or designation except upon and with the prior written consent of the Agent.

7-3. The Concentration, Blocked, and Operating Accounts.

(a) The following checking accounts have been or will be established (and are so referred to herein):

(i) The Concentration Account: Established by the Borrower with Bank of America, N.A.

(ii) The Blocked Account: Established by the Borrower with Bank of America, N.A.

(iii) The Operating Account:  Established by the Borrower with Bank of America, N.A.

(b) The contents of each DDA, of the Operating Account, and of the Blocked Account constitute Collateral and Proceeds of Collateral. The contents of the Concentration Account constitute Collateral and Proceeds of Collateral.

(c) The Loan Parties:

(i) To the extent not previously delivered to the Agent, contemporaneously with the execution of this Agreement, shall provide the Agent with such agreement (generally referred to as a “Blocked Account Agreement”) of the depository with which the Blocked Account and Concentration Account are maintained as may be reasonably satisfactory to the Agent;

(ii) To the extent not previously delivered to the Agent, contemporaneously with the execution of this Agreement, shall provide the Agent with such agreement of the depository with which the Operating Account is maintained as may be reasonably satisfactory to the Agent; and

(iii) Shall not establish any Blocked Account or Operating Account hereafter except upon not less than thirty (30) days prior written notice to the Agent and the delivery to the Agent of a similar such agreement.

(d) The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the Agent or by any bank in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Agent).

7-4. Proceeds and Collection of Accounts.

(a) All Receipts constitute Collateral and proceeds of Collateral and, after the occurrence and during the continuance of a Cash Dominion Event, shall be held in trust by the Loan Parties for the Agent; shall not be commingled with any of a Loan Party’s other funds; and shall be deposited and/or transferred only to the Blocked Account.

(b) After the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the, and shall cause each Guarantor to, ACH or wire transfer to the Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of

(i) the then current contents of each DDA (other than the Operating Account), each such transfer to be net of any minimum balance, not to exceed $5,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained); and

(ii) the proceeds of all credit card charges not otherwise provided for pursuant hereto.

Telephone advice (confirmed by written notice) shall be provided to the Agent on each Business Day on which any such transfer is made.

(c) After the occurrence and during the continuance of a Cash Dominion Event, whether or not any Liabilities are then outstanding, the Loan Parties shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $5,000.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained.

(d) After the occurrence and during the continuance of a Cash Dominion Event, in the event that, notwithstanding the provisions of this Section 7-4, a Loan Party receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by such Loan Party for the Agent and shall not be commingled with any of the Loan Party’s other funds or deposited in any account of the Loan Party other than as instructed by the Agent.

7-5. Payment of Liabilities.

(a) On each Business Day, the Agent shall apply, towards the Liabilities, the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained).

(b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:

(i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Agent by 2:00 PM on that Business Day.

(ii) Funds paid to the Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Agent by 2:00PM on that Business Day.

(iii) If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Agent until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day.

(iv) All deposits to the Concentration Account and other payments to the Agent are subject to clearance and collection.

(c) All payments shall be applied First to pay Liabilities other than the principal balance of the Loan Account; Second, in reduction of the Swing Line Loans until paid in full, Third, in reduction of the remaining Base Rate Loans until paid in full, and Fourth in reduction of Eurodollar Loans until paid in full, together with any amounts which become due as a result of such payment pursuant to Section 2-7(e) hereof; provided that at the Borrower’s option, as long as no Event of Default then exists, the Borrower shall have the right, in lieu of making a prepayment on account of the Eurodollar Loans, to cause any amounts in excess of the sums required to pay the Liabilities described in clauses First, Second, and Third above, to be deposited with the Agent and held as collateral for the Liabilities and applied to the payment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto, in order of maturity of such Interest Periods (or upon the occurrence, and during the continuance, of an Event of Default, to the Liabilities in such order and manner as the Agent, in its discretion, shall determine.

(d) The Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that both (i) a Suspension Event has occurred and is continuing, and (ii) one or more L/C’s are then outstanding, the Agent may establish a funded reserve of up to 103% of the aggregate Stated Amounts of such L/C’s.

(e) To the extent this Agreement provides that the Agent shall have sole discretion in the application of proceeds of any collection, sale or disposition of the Collateral, or in the application of any other payments received pursuant to this Agreement, the Agent and Borrower acknowledge and agree that such rights may be subject to the terms and conditions of the Agency Agreement.

7-6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Loan Parties upon, and other disbursements shall be made by the Loan Parties solely from, the Operating Account.  Until the occurrence, and during the continuance, of a Cash Dominion Event, as provided in the agreement with the depository with which the Operating Account has been established, the Agent shall not be entitled to exercise any dominion or control over the funds in the Operating Account.

Article 8 - Grant of Security Interest:

8-1. Grant of Security Interest.  To secure the Borrower’s prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Agent, for the ratable benefit of itself and the other Credit Parties, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of itself and the other Credit Parties (and ratifies and confirms the Borrower’s prior grant of a security interest to Agent as “lender” pursuant to the Existing Loan Agreement, in and to) the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the “Collateral”):

(a) All Accounts, Accounts Receivable, and Deposit Accounts;

(b) All Inventory;

(c) All General Intangibles, including, without limitation, all Payment Intangibles arising from Accounts Receivable, or the sale of, or providing of, Inventory or services;

(d) All Equipment, Goods, Fixtures, Chattel Paper, which, in each case, arise from Accounts Receivable, or the sale of, or providing of, Inventory or services;

(e) All books, records, and information relating to the Collateral and/or to the operation of the Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;

(f) All Investment Property, Instruments, Documents, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;

(g) All Letter of Credit Rights and Supporting Obligations, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;

(h) All Commercial Tort Claims which arise from any ‘Collateral’ described in clauses (a) through (d) above;

(i) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (8-1(a) through 8-1(h)).

(j) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8-1(a) through 8-1(i), including the right of stoppage in transit.

provided that, the Collateral shall not include leases or licenses and rights thereunder to the extent of enforceable anti-assignment provisions therein contained which have not been waived, provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement, proceeds or products of any such leases or licenses or any accounts receivable or the right to payments due or to become due the Borrower under any such lease or license.

8-2. Extent and Duration of Security Interest.  This grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Agent and shall continue in full force and effect applicable to all Liabilities, until all Liabilities have been paid and/or satisfied in full (other than indemnities not then due and payable, which survive repayment of the Revolving Credit Loans and the L/Cs and termination of the Commitments) and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Agent (which the Agent agrees to do upon payment and satisfaction of all such Liabilities).

8-3. Use of Assets.  Without limiting any other rights or remedies of the Agent hereunder, the Borrower and each other Loan Party hereby covenant and agree that Agent shall, in connection with the disposition of the Collateral, following any Event of Default, have an irrevocable license to use any assets of the Loan Parties (in addition to those assets constituting Collateral), including all general intangibles, furniture, fixtures and equipment contained in any premises owned or occupied by any Loan Party without cost, subject to the rights, if any, of third parties in such other assets.  Neither the Agent nor any Lender shall have any obligation or liability with respect to the use of any assets of the Loan Parties, except with respect to the gross negligence or willful misconduct of the Agent or such Lender.

Article 9 - Agent As Borrower’s Attorney-In-Fact:

9-1. Appointment as Attorney-In-Fact.  The Borrower hereby irrevocably constitutes and appoints the Agent as the Borrower’s true and lawful attorney, with full power of substitution, exercisable only after the occurrence, and during the continuance, of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Agent. The rights and powers granted the Agent by this appointment include but are not limited to the right and power to:

(a) Prosecute, defend, compromise, or release any action relating to the Collateral.

(b) Sign change of address forms to change the address to which the Borrower’s mail is to be sent to such address as the Agent shall designate; receive and open the Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail.

(c) Endorse the name of the Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

(d) Sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Receivables Collateral; sign the Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.

(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Borrower is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower.

(g) Use, license or transfer any or all General Intangibles of the Borrower.

9-2. No Obligation to Act.  The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, provided that, if the Agent elects to use or license any General Intangibles of the Borrower consisting of trademarks, copyrights or similar property, the Agent shall use reasonable efforts to preserve and maintain any such trademark, copyright or similar property (but nothing contained herein shall obligate the Agent or any Lender to undertake (or refrain from undertaking) any specific action with respect thereto).  Neither the Agent or any Lender shall be responsible to the Borrower for any act or omission to act pursuant to Section 9-1, except to the extent that the subject act or omission to act had been grossly negligent or in actual bad faith.

Article 10 - Events of Default:

The occurrence of any event described in this Article 10 shall constitute an “Event of Default” herein.  Upon the occurrence of any Event of Default described in Section 10-13, any and all Liabilities shall become due and payable without any further act on the part of the Agent or any Lender.  Upon the occurrence, and during the continuance, of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Agent and without notice or demand.  The occurrence and continuance of any Event of Default shall also constitute, without notice or demand, a default under all other Loan Documents, whether such Loan Documents now exist or hereafter arise.

10-1. Failure to Pay Revolving Credit.  The failure by the Borrower to pay any principal amount when due under the Revolving Credit.

10-2. Failure To Make Other Payments.  The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability within five (5) days of the date when due other than the principal amount under the Revolving Credit.

10-3. Failure to Perform Covenant or Liability (No Grace Period).  The failure by the Loan Parties to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10-1 or Section 10-2 hereof, and included in any of the following provisions hereof:

Section	Relates to:
4-5	Location of Collateral
4-6	Title to Assets
4-7	Indebtedness
4-8(b)	Insurance Policies
4-29	Restricted Payments
4-30	Solvency
4-34	Amendment of Material Documents
5-12	Consolidated Fixed Charge Coverage Ratio
6	Use of Collateral
Article 7	Cash Management

10-4. Failure to Perform Covenant or Liability (Limited Grace Period).  The failure by the Loan Parties to promptly, punctually and faithfully perform, discharge, or comply with any covenant under Sections 4-13, 4-22, 4-23, and Article 5 hereof (except as  to Section 5-12, which is governed by the provisions of Section 10-3 above and Section 5-5, but only to the extent governed by the provisions of Section 10-5 below), in each instance within five (5) days after the date on which such covenant was to have been performed, discharged, or complied with.

10-5. Failure to Deliver Borrowing Base Certificates. At any time when the Borrower is required to deliver weekly Borrowing Base Certificates pursuant to Section 5-5 of this Agreement, the failure of the Borrower to deliver any such Borrowing Base Certificate within one (1) Business Day of the date when due.

10-6. Failure to Perform Covenant or Liability (Grace Period). The failure by the Loan Parties to promptly, punctually and faithfully perform, discharge, or comply with any covenant hereunder or under any other Loan Document or with any Liability not described in any of Sections 10-1, 10-2, 10-3 or 10-4 hereof, in each instance within fifteen (15) days after the date on which such covenant was to have been performed, discharged, or complied with.

10-7. Misrepresentation. Any representation, warranty or certification at any time made by the Borrower to the Agent and/or Lenders is not true or complete in all material respects when given.

10-8. Default of Other Debt. The occurrence of any event such that any Material Indebtedness could then be accelerated (whether or not the subject creditor takes any action on account of such occurrence), provided that if such event is waived in writing by the holder of the Indebtedness prior to the exercise of remedies by the Agent hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.

10-9. Default of Leases. The occurrence of any event such that any Lease or Leases of the Borrower could then be terminated (whether or not any or all of the subject lessors take any action on account of such occurrence) and such termination (individually or together with all other such terminations) could reasonably likely have a Material Adverse Effect, provided that if such event is waived in writing by the subject lessors prior to the exercise of remedies by the Agent hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.

10-10. Uninsured Casualty Loss.The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral, having an aggregate value in excess of $1,500,000.00.

10-11. Judgment.  Restraint of Business.

(a) The entry of any uninsured judgment against the Borrower, in excess of $5,000,000.00, individually or in the aggregate, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.

(b) The entry of any order or the imposition of any other process having the force of law, in either case applicable specifically to the Borrower, the effect of which is to restrain in any material adverse way the conduct by the Borrower of its business in the ordinary course, which order is not dissolved within ten (10) days of its imposition.

10-12. Business Failure. Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any material part of the Borrower’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower generally; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief generally from or extension of the debts of the Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors, provided that, if such proceeding is initiated against the Borrower, an Event of Default shall not arise hereunder unless such proceeding is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when initiated; and/or the initiation by or on behalf of the Borrower of the liquidation or winding up of all or any material part of the Borrower’s business or operations.

10-13. Bankruptcy. The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed.

10-14. Indictment - Forfeiture.  Any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business, or (B) charged by a governmental authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral, or (ii) any director or senior officer of any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business, unless such director or senior officer promptly resigns or is removed or replaced or (B) charged by a governmental authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral.

10-15. Default by Guarantor or Subsidiary.  The occurrence of any of the foregoing Events of Default with respect to any Guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any Subsidiary of the Borrower, as if such guarantor or Subsidiary were the “Borrower” described therein.

10-16. Termination of Guaranty. The termination or attempted termination of any Guaranty Agreement by any Guarantor of the Liabilities (other than in accordance with its terms or as permitted by the Lenders).

10-17. Challenge to Loan Documents.

(a) Any challenge by or on behalf of the Borrower, any Guarantor, or any other guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

(b) Any determination by any court or any other judicial or government authority that the Loan Documents, taken as a whole, are not enforceable strictly in accordance with their terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

10-18. ERISA.

  (i) An ERISA Event occurs with respect to a pension plan or multiemployer plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the pension plan, multiemployer plan or the Pension Benefit Guaranty Corporation in an aggregate amount in excess of $5,000,000.00 or which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a multiemployer plan in an aggregate amount in excess of $5,000,000.00 or which would reasonably likely result in a Material Adverse Effect.

10-19. Material Contracts. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Contract or fails to observe or perform any other agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the counterparty to such Material Contract to terminate such Material Contract.

10-20. Change in Control.  Any Change in Control.

Article 11 - Rights and Remedies Upon Default:

In addition to all of the rights, remedies, powers, privileges, and discretions which the Agent is provided prior to the occurrence of an Event of Default, the Agent shall have the following rights and remedies upon the occurrence, and during the continuance, of any Event of Default.

11-1. Rights of Enforcement.  The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, as well as all other rights and remedies afforded to the Agent under applicable state, federal, and international laws.  In addition to which, the Agent may, or, at the request of the Lender with Required Consent, shall, take any or all of the following actions:

(a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(b) To take possession of all or any portion of the Collateral.

(c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.

(d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

(e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

(f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

11-2. Sale of Collateral.

(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent’s  disposition of the Collateral.

(b) The Agent, in the exercise of the Agent’s rights and remedies upon default, may conduct one or more going out of business sales, in the Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower.  The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor).  Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein.

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Borrower with such notice as may be practicable under the circumstances), the Agent shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made.  The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable Requirements of Law with respect to the exercise of the Agent’s rights and remedies upon default.

(d) The Agent may purchase the Collateral, or any portion of it at any sale held under this Article (to the extent permitted by applicable Requirements of Law).

(e) Subject to the terms and provisions of the Agency Agreement, upon the occurrence and during the continuance of an Event of Default, the Agent shall apply the proceeds of any Collateral in the following order:

First:	To all costs and expenses incurred by the Agent under this Agreement, or any other Loan Document, including all Costs of Collection.

Second:	To accrued and unpaid interest on the Revolving Credit Loans until all accrued and unpaid interest on the Revolving Credit Loans has been paid in full.

Third:	To the principal balance of the Swing Line Loans, until the unpaid principal balance of the Swing Line Loans has been paid in full.

Fourth:	To the principal balance of the remaining Revolving Credit Loans, until the unpaid principal balance of the Revolving Credit Loans has been paid in full.

Fifth:	To all fees due under this Agreement or any other Loan Document, until the remaining balance of all fees (including L/C Fees, Line (Unused Fees)) have been paid in full

Sixth:
To all other Liabilities, including without limitation, on account of the remaining Bank Products and Cash Management Services and obligations owed with respect to hedging contracts, until such Liabilities have been paid in full.

Seventh:	As provided under applicable Requirements of Law, to each Person then entitled thereto.

11-3. Occupation of Business Location. In connection with the Agent’s exercise of the Agent’s rights under this Article 11, the Agent may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent’s taking possession thereof, and may render any Collateral unusable to the Borrower.  In no event shall the Agent or any Lender be liable to the Borrower for use or occupancy by the Agent of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrower’s employees and utilities) incurred in connection with the Agent’s exercise of the Agent’s Rights and Remedies, except for such charges which are incurred as a result of the Agent’s or such Lender’s gross negligence or willful misconduct.

11-4. Grant of Nonexclusive License.  The Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license, exercisable upon the occurrence, and during the continuance, of an Event of Default, to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory. In exercising its rights under such license, the Agent shall use reasonable efforts to preserve and maintain any such trademark, trade name, or logo, but nothing contained herein shall obligate the Agent to undertake (or refrain from undertaking) any specific action and neither the Agent no any Lender shall, under any circumstances, have any liability to the Borrower, except for such which are a result of the Agent’s or such Lender’s gross negligence or willful misconduct.

11-5. Assembly of Collateral. The Agent may require the Borrower to assemble the Collateral and make it available to the Agent at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Agent and Borrower.

11-6. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies.  No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Agent’s Rights and Remedies and all of the Agent’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine.  The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

Article 12 - Notices:

12-1. Notice Addresses.  All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Agent:	Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention	: Christine Hutchinson

Director

Fax	: (617) 434-4312

Email:	christine.hutchinson@baml.com

With a copy to (which copy shall not constitute notice):

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts  02108

Attention          :  David S. Berman, Esquire

Fax                      : (617) 880-3456

Email:                  dberman@riemerlaw.com

If to the Borrower:	Aeropostale, Inc.

201 Willowbrook Blvd.

Wayne, New Jersey 07470

Attention	: Joseph Pachella, GVP and Treasurer

Fax	: (973) 872-5650

Email:	jpachella@aeropostale.com

With a Copy to (which copy shall not constitute notice):

Edward M. Slezak, Esquire

General Counsel

Aeropostale, Inc.

112 West 34th Street, 22nd Floor

New York, New York 10120

Fax: (646) 619-4873

Email:	eslezak@aeropostale.com

12-2. Notice Given.

(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

(i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

(ii) By recognized overnight express delivery: the Business Day following the day when sent.

(iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered.  Otherwise, at the opening of the then next Business Day.

(iv) By Facsimile or electronic transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent.  Otherwise, at the opening of the then next Business Day.

(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

Article 13 - Term:

13-1. Termination of Revolving Credit.  The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2-5(h) hereof) until the Termination Date.

13-2. Effect of Termination.  On the Termination Date, the Borrower shall pay the Agent (whether or not then due), in immediately available funds, all then Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments), including, without limitation: the entire balance of the Loan Account; any accrued and unpaid Line (Unused) Fee; any payments due on account of the indemnification obligations included in Section 2-9(e); to the extent requested by the Agent, cash collateral for any outstanding L/Cs; and all unreimbursed costs and expenses of the Agent for which the Borrower is responsible; and shall make such arrangements concerning any L/C’s then outstanding are reasonably satisfactory to the Agent.  Until such payment, all provisions of this Agreement, other than those contained in Article 2 which place an obligation on the Agent and the Lenders to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) shall have been paid in full.  The release by the Agent of the security and other collateral interests granted the Agent by the Borrower hereunder may be upon such conditions and indemnifications as the Agent may reasonably require to protect the Agent and Lenders against and chargebacks, credits, returned items and any other reversal of payments which had been received by the Agent and applied toward such Liabilities.

Article 14 - General:

14-1. Protection of Collateral.  Neither the Agent nor any Lender has a duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.  With the Borrower’s prior approval (which shall not be unreasonably delayed or withheld), the Agent may include reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing undertaken by the Agent.

14-2. Successors and Assigns. This Agreement shall be binding upon the Borrower and the Borrower’s representatives, successors, and assigns and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder.  In the event that the Agent or any Lenders, in accordance with the provisions of Section 2-23 hereof, assign or transfer their respective rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder to the extent of such assignment, and, with respect to the interest so assigned, such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

14-3. Severability.  Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

14-4. Amendments.  Course of Dealing.

(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower, the Agent, and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding.  No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof.  No failure by the Agent to give notice to the Borrower of the Borrower’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(b) The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent, subject to the terms and conditions of the Agency Agreement.  No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

14-5. Power of Attorney.  In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Agent full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.  No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrower and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

14-6. Application of Proceeds.  Except as otherwise provided in Sections 7-5 and 11-2(e) hereof, the proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Agent determines in its sole discretion.  The Borrower shall remain liable for any deficiency remaining following such application.

14-7. Costs and Expenses of Agent.

(a) The Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Agent in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all other costs and expenses of the Agent which relate to the credit facility contemplated hereby.

(b) The Borrower shall pay on demand all costs and expenses (including reasonable attorneys’ fees) incurred, following the occurrence, and during the continuance, of any Event of Default, by the Agent in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any “workout”, forbearance, or restructuring of the credit facility contemplated hereby.

(c) The Borrower authorizes the Agent to pay all such fees and expenses and in the Agent’s discretion, to add such fees and expenses to the Loan Account.

(d) The undertaking on the part of the Borrower in this Section 14-7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-7.

14-8. Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished any of the Credit Parties may be reproduced by such Credit Party by any photographic, microfilm, xerographic, digital imaging, or other process, and the Credit Parties may destroy any document so reproduced.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

14-9. New York Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

14-10. Consent to Jurisdiction.

The Borrower agrees that any legal action, proceeding, case, or controversy against the Borrower with respect to any Loan Document may be brought in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, as the Agent may elect in the Agent’s sole discretion.  By execution and delivery of this Agreement, the Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts.

(a) The Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower at the Borrower’s address for notices as specified herein, such service to become effective ten (10) Business Days after such mailing.

(b) The Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted in the aforesaid courts under any of the Loan Documents.

(c) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

The Borrower agrees that any action commenced by the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and that such Courts shall have exclusive jurisdiction with respect to any such action.

14-11. Indemnification.  The Loan Parties shall indemnify, defend, and hold the Agent and each other Credit Party and any employee, officer, or agent of the Agent and other Credit Parties (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees and expenses in connection therewith) on account of the relationship of the Borrower or of any other guarantor or endorser of the Liabilities with the Agent and other Credit Parties (each, an “Indemnified Claim”) other than any claim resulting from the gross negligence, bad faith, or willful misconduct of such Indemnified Person.  Each Indemnified Claim may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Agent’s selection (and if such Indemnified Claim is brought by a Person other than the Loan Parties, any guarantor or endorser of the Liabilities or any Affiliate of the Loan Parties, after consultation with (but not approval of) the Loan Parties regarding the selection of such counsel), but at the expense of the Borrower, provided that any Indemnified Claim may not be settled without the consent of the Loan Parties (which shall not be unreasonably withheld or delayed) if as the result of any such settlement the Loan Parties will be obligated to make any payment (other than reimbursement of the reasonable costs and expenses of  the Indemnified Person). This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower or any other Loan Party, other than a termination, release, or discharge which makes specific reference to this Section 14-11.

14-12. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

(a) Words in the singular include the plural and words in the plural include the singular.

(b) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(c) The words “includes” and “including” are not limiting.

(d) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.

(e) Except where the context otherwise requires or where the relevant subsections are joined by “or”, compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision.  Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by “or” may be accomplished by compliance with any of such subsections.

(f) Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

(g) The words “may not” are prohibitive and not permissive.

(h) The word “or” is not exclusive.

(i) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

(j) The symbol “$” refers to United States Dollars.

(k) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.

(l) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

(m) Except as otherwise specifically provided, all references to time are to Boston time.

(n) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

(i) Unless otherwise provided (A) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (B) the period so computed shall end at 5:00 PM on the relevant Business Day.

(ii) The word “from” means “from and including”.

(iii) The words “to” and “until” each mean “to, but excluding”.

(iv) The word “through” means “to and including”.

(o) References to “presently”, “currently”, and other similar expressions mean the date of this Agreement.

(p) The term “upon the occurrence, and during the continuance, of an Event of Default”, “upon the occurrence, and during the continuance, of Default Interest Event” and any other similar term means, subject to the terms and conditions of the Agency Agreement, the occurrence of an Event of Default or a Default Interest Event which has not been (i) waived by the Agent, or (ii) resolved to the reasonable satisfaction of the Agent. For purposes hereof, an Event of Default shall be deemed “resolved to the reasonable satisfaction of the Agent” if (A) the Agent has not theretofore exercised any of its rights and remedies on account of the existence of such Event of Default, and (B) the matter giving rise to such Event of Default has been fully remediated by the Borrower, provided, however, that (1) nothing contained herein shall furnish the Borrower with any additional cure periods beyond those set forth in Article 10, if any, prior to an event constituting an “Event of Default”, (2) notwithstanding the foregoing, any Event of Default under Article 7, or Sections 10-1, 10-2, 10-12, or 10-13 hereof may only be waived by the Agent and shall not ever be deemed “resolved to the reasonable satisfaction of the Agent”, and (3) the Borrower may not resolve any occurrences which constitute Events of Default to the reasonable satisfaction of the Agent on more than four (4) occasions in any fiscal year.

(q) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14-13 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

14-13. Intent. It is intended that:

(a) This Agreement take effect as a sealed instrument.

(b) The scope of the security interests created by this Agreement be broadly construed in favor of the Agent and Lenders.

(c) The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising.

(d) All reasonable costs and expenses (other than overhead costs) incurred by the Agent in connection with its relationship with the Borrower shall be borne by the Borrower.

(e) Unless otherwise explicitly provided herein, the consent of the Agent or any Lender to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Agent and Lenders in their reasonable discretion.

14-14. Right of Set-Off. Any and all deposits (other than Trust Deposit Accounts) or other sums at any time credited by or due to the Borrower from the Agent, any Lender, or any participant (a “Participant”) in the credit facility contemplated hereby or any from any Affiliate of the Agent, any Lender, or any Participant and any cash, securities, instruments or other property of the Borrower in the possession of the Agent, any Lender, any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to the  Agent, any Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Agent, any Lender or any Participant or any such Affiliate.

14-15. Maximum Interest Rate.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Revolving Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Agent or Lenders exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Requirements of Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Liabilities hereunder.

14-16. Waivers.

(a) The Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14-16(b), below, knowingly, voluntarily, and intentionally, and understands that the Agent and Lenders, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, are relying on such waivers.

(b) THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(i) Except as otherwise specifically required hereby, and to the extent permissible under applicable Requirements of Law, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(ii) Except as otherwise specifically required hereby, and to the extent permissible under applicable Requirements of Law, the right to notice and/or hearing prior to the Agent’s  exercising of the Agent’s rights upon default.

(iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE AGENT OR ANY LENDER (AND THE AGENT AND LENDERS LIKEWISE WAIVE THEIR RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(iv) Except to the extent that such may not be waived under applicable Requirements of Law, the benefits or availability of any stay, limitation, hindrance, delay, or restriction with respect to any action which the Agent or any Lender may or may become entitled to take hereunder.

(v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent or any Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(vi) Any claim against the Agent or any Lender to consequential, special, or punitive damages.

14-17. Confidentiality. The Credit Parties shall keep, and shall cause their respective officers, directors, employees, affiliates and attorneys to keep, all financial statements, reports and other proprietary information furnished to them by the Borrower, the Guarantor or their respective Affiliates (hereinafter collectively, the “Information”) confidential and shall not disclose such Information, or cause such Information to be disclosed, to any Person, provided, however, that (i) the Information may be disclosed to any Credit Party’s officers, directors, employees, affiliates, attorneys and other advisors as need to know the Information in connection with the Agent’s or Lenders’ administration of the Liabilities; (ii) the Information may be disclosed to any regulatory or other governmental authorities having jurisdiction over the Agent and Lenders as required in connection with the exercise of their regulatory activity; (iii) the Information may be disclosed to any prospective assignee or participant, who has agreed to be bound by the provisions of this Section 14-17; (iv) the Information may be disclosed in connection with the enforcement of the Liabilities by the Agent or any Lender to the extent required in connection therewith; and (v) the Information may otherwise be disclosed to the extent required by law.  Notwithstanding anything herein to the contrary, “Information” shall not include, and each Credit Party (and each employee, representative, or other agent of the Agent and each Lender) may disclose to any and all Persons without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including options or other tax analyses) that are provided to any Credit Party (and each employee, representative, or other agent of any Credit Party) relating to such tax treatment and tax structure; provided, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Credit, the L/Cs and other transactions contemplated hereby.

14-18. Press Releases.  Once the Borrower has filed this Agreement with the Securities and Exchange Commission and disseminated a corresponding press release regarding this Agreement, then Borrower consents to the publication by the Agent and/or Lender of advertising material relating to the financing transactions contemplated by this Agreement using the Borrower’s name, product photographs, logo or trademark.  The Agent and/or Lender shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof.  Subject to the conditions contained in this Section 14-18, the Agent and Lender reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

14-19. No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, the Loan Parties acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Party, on the one hand, and the Agent and Lenders, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Agent and Lenders are and have been acting solely as principals and are not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) the Agent and Lenders have not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Agent and Lenders have advised or are currently advising the Loan Parties or any of their respective Affiliates on other matters) and the Agent and Lenders have no any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agent, any Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Agent and Lenders have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agent and Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agent and any Lender with respect to any breach or alleged breach of agency or fiduciary duty.

14-20. No Other Duties.  Anything herein to the contrary notwithstanding, none of the Arranger (including its role as “bookrunner”) listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as the Agent, a Lender or the Issuer hereunder.

14-21. USA PATRIOT Act Notice.  The Agent and each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each such Person and other information that will allow the Agent and each Lender to identify the Loan Parties in accordance with the Act.  Each of the Loan Parties is in compliance, in all material respects, with the Patriot Act.  No part of the proceeds of the Revolving Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

14-22. Foreign Asset Control Regulations.  Neither of the advance of the Swing Line Loans or Revolving Credit Loans or the issuance of L/Cs, nor the use of the proceeds of any thereof, will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the "Trading With the Enemy Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "Foreign Assets Control Regulations") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "Executive Order") and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)).  Furthermore, none of the Loan Parties or their Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person" or in any manner violative of any such order.

14-23. Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Revolving Credit Loans, to fund participations in L/Cs and Swing Line Loans and to make payments hereunder are several and not joint.  The failure of any Lender to make any Revolving Credit Loan, to fund any such participation or to make any payment hereunder on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Credit Loan, to purchase its participation or to make its payment hereunder.

14-24. Existing Loan Agreement Amended and Restated.  This Agreement shall amend and restate the Existing Loan Agreement in its entirety.  On the Effective Date, the rights and obligations of the parties under the Existing Loan Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the “Revolving Credit Loans” (as such term is defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Effective Date shall, for purposes of this Agreement, be included as  Revolving Credit Loans hereunder and each of the “L/Cs” (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Effective Date shall be L/Cs hereunder.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above first written.  This Agreement shall take effect as a sealed instrument.

BORROWER:                                                                    AEROPOSTALE, INC., as “Borrower”

By:	/s/ Marc Miller
Name:	Marc Miller
Title:	Chief Financial Officer

GUARANTORS:

AEROPOSTALE WEST, INC
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.,
each as a “Guarantor”

By:	/s/ Marc Miller
Name:	Marc Miller
Title:	Chief Financial Officer

[Signature Page to Third Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as “Agent” and a “Lender”

By:	/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

[Signature Page to Third Amended and Restated Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a “Lender”

By:	/s/ Connie Liu
Name:	Connie Liu
Title:	Vice President

[Signature Page to Third Amended and Restated Loan and Security Agreement]

Exhibit 2.8

Revolving Credit Note

REVOLVING CREDIT NOTE

Boston, Massachusetts
September 22, 2011

FOR VALUE RECEIVED, the undersigned, Aeropostale, Inc., a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120 (the "Borrower") promises to pay to the order of Wells Fargo Bank, National Association, a national banking association with offices at One Boston Place, 18th Floor, Boston, Massachusetts  02108 (hereinafter, with any subsequent holder, a "Lender") the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Revolving Credit established pursuant to the Third Amended and Restated Loan and Security Agreement dated as of even date herewith (as such may be amended hereafter, the "Loan Agreement") by and among Bank of America, N.A., as Agent on behalf of itself, the Lender and certain other lenders, the lenders party thereto, the Guarantors party thereto, and the Borrower, with interest at the rate and payable in the manner stated therein.  All capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

This is a "Revolving Credit Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof.  The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Lender's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.  No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof; assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any collateral given to secure this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower.

This Revolving Credit Note shall be binding upon the Borrower and upon its successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note.  Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.  No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of its relationship with the Borrower contemplated by the within Revolving Credit Note, are relying thereon.  THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE AGENT OR THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR THE LENDER OR IN WHICH THE AGENT OR THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, THE AGENT, ANY SUCH PERSON, AND THE LENDER.

[Signature Page to Follow]

BORROWER:

Witness:	AEROPOSTALE, INC.

/s/ Robert Hernon

	By:	/s/ Marc Miller
	Name:	Marc Miller
	Title:	Chief Financial Officer

1363642.1

Signature Page to Revolving Credit Note – Wells Fargo Bank, National Association

Exhibit 4.2 to
The Third Amended and Restated
 Loan and Security Agreement

Related Entities and other Guarantors

Aéropostale West, Inc.
Jimmy’Z Surf Co., LLC
Aéropostale Canada, Inc.
Aéropostale Puerto Rico, Inc.
Aéropostale Licensing, Inc.
P.S. from Aéropostale, Inc.
Aéropostale Procurement Company, Inc.

Exhibit 4.3 to
The Third Amended and Restated
 Loan and Security Agreement

Trade Names

(a)(i)        Aéropostale
Jimmy’Z
P.S. from Aéropostale

(a)(ii)       None.

Exhibit 4.5 to
The Third Amended and Restated
Loan and Security Agreement

Locations, Leases and Landlords

(see attached).

Aeropostale, Inc. - Locations, Leases and Landlords

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code

Aeropostale Stores
11	Franklin Mills Mall	1434 Franklin Mills Circle	0	Philadelphia	PA	19154	4,865	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
19	Arizona Mills Mall	5000 Arizona Mills Circle	179	Tempe	AZ	85282	4,255	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
20	Newport Centre	30-262 Mall Drive West	0	Jersey City	NJ	07307	3,372	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
22	Stoneridge Mall	1364 Stoneridge Mall Drive	0	Pleasanton	CA	95466	3,709	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
23	Bridgewater Commons	400 Commons Way	279	Bridgewater	NJ	08807	3,110	General Growth	110 N Wacker Dr		Chicago	IL	60606
25	Parmatown Mall	7777 West Ridgewood Drive	4	Parma	OH	44129	3,017	RMS Investment Company	7899 W. Ridgewood Drive		Parma	OH	44129-5506
27	Great Northern Mall	4954 Great Northern Boulevard	0	North Olmstead	OH	44070	3,028	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
28	Woodbridge Center	260 Woodbridge Center Drive	2535	Woodbridge	NJ	07095	3,890	General Growth	110 N Wacker Dr		Chicago	IL	60606
30	Staten Island Mall	2655 Richmond Avenue	247A	Staten Island	NY	10314	3,762	General Growth	110 N Wacker Dr		Chicago	IL	60606
31	Rockaway	Route 80 & Mt Hope Avenue	128	Rockaway	NJ	07866	6,147	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
34	The Mall at Greece Ridge	458 Greece Center Drive	458	Rochester	NY	14626	3,132	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
35	Ross Park Mall	1000 Ross Park Mall Drive	0	Pittsburgh	PA	15237	4,659	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
36	The Mall at St. Matthews	5000 Shelbyville Road	1340	Louisville	KY	40207	5,147	General Growth	110 N Wacker Dr		Chicago	IL	60606
37	Cherry Hill Mall	252 Cherry Hill Mall	1265	Cherry Hill	NJ	08002	5,933	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
38	Valley Fair Shopping Center	2855 Stevens Creek Boulevard	B577	Santa Clara	CA	95050	2,864	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
41	River Oaks Center	96 River Oaks Dr.	0	Calumet City	IL	60409	2,778	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
43	Lycoming Mall	300 Lycoming Mall Circle	812	Pennsdale	PA	17756	3,519	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
46	Lehigh Valley Mall	224 Lehigh Valley Mall	R4	Whitehall	PA	18052	4,020	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
48	South Hills Village	346 South Hills Village	0	Upper St. Clair	PA	15241	3,590	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
49	Hamilton Mall	Black Horse Pike	0	Mays Landing	NJ	08330	4,221	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
50	Square One Mall	363 Square One Mall	1	Saugus	MA	01906	3,977	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
51	Dadeland	7225 Southwest 88th Street	3050A	Miami	FL	33156	4,674	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
52	Sunrise Mall	100 Sunrise Mall	0	Massapequa	NY	11758	3,290	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
54	Manhattan Mall	100 West 33rd Street	0	New York	NY	10001	4,326	Vornado	210 Route 4 East		Paramus	NJ	07652
56	Washington Crown Center	1500 W. Chestnut Street	256	Washington	PA	15301	3,436	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
57	Eastview Mall	257 Eastview Mall	F9	Victor	NY	14564	3,600	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
58	Garden State Plaza	355 State Highway #17 South	1114	Paramus	NJ	07652	5,903	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
59	Marketplace Mall	3400 West Henrietta Road	0	Rochester	NY	14623	3,479	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
60	Granite Run Mall	1067 West Baltimore Pike	0	Media	PA	19063	3,202	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
62	Walden Galleria	2000 Walden Avenue	L213	Cheektowaga	NY	14225	7,134	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
63	Burlington Mall	75 Middlesex Turnpike	C16A	Burlington	MA	01803	2,800	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
65	Del Amo Mall	21540 Hawthorne Boulevard	14	Torrance	CA	90503	3,342	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
66	Roosevelt Field Mall	630 Old Country Rd	1036 & 1037	Garden City	NY	11530	5,377	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
67	Smith Haven Mall	148 Smith Haven Mall	J03	Lake Grove	NY	11755	4,116	Simon Property Group	Smith Haven Mall	225 W. Washington St.	Indianapolis	IN	46204
70	Emerald Square	999 S. Washington Street	D322	North Attleboro	MA	02760	2,778	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
71	Twelve Oaks Mall	27688 Novi Road	D181	Novi	MI	48377	4,573	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
75	Poughkeepsie Galleria	2001 South Road	0	Poughkeepsie	NY	12601	3,409	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
77	Hamilton Place	2100 Hamitlon Place Boulevard	267	Chattanooga	TN	37421	3,956	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
79	Pentagon City	1100 South Hayes	1028	Arlington	VA	22202	3,840	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
84	Gwinnett Place	2100 Pleasant Hill Road	0	Duluth	GA	30096	3,383	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
85	Castleton Square	6020 East 82nd Street	0	Indianapolis	IN	46250	4,030	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
86	Towne Center At Cobb	400 Earnett Barrett Parkway	0	Kennesaw	GA	30144	4,037	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
87	Crossgates Mall	120 Washington Ave. Extension	D206A	Albany	NY	12203	5,295	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
88	Scottsdale Fashion Square	7014 East Camelback Road	2129	Scottsdale	AZ	85251	3,570	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
89	Jefferson Valley Mall	650 Lee Boulevard	0	Yorktown Heights	NY	10598	3,384	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
90	Trumbull Shopping Park	5065 Main Street	0	Trumbull	CT	06611	3,500	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
91	Concord Mall	4737 Concord Pike	0	Wilmington	DE	19803	3,600	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
92	Oxford Valley Mall	2300 East Lincoln Highway	0	Langhorne	PA	19047	3,986	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
93	Paramus Park Mall	700 Paramus Park	1675	Paramus	NJ	07652	4,433	General Growth	110 N Wacker Dr		Chicago	IL	60606
99	King's Plaza Mall	5240 Kings Plaza	141	Brooklyn	NY	11234	4,895	Vornado	210 Route 4 East		Paramus	NJ	07652
100	Willowbrook Mall	1444 Willowbrook Mall	1126	Wayne	NJ	07470	4,299	General Growth	110 N Wacker Dr		Chicago	IL	60606
102	Park City Center	711 Park City Center	G711	Lancaster	PA	17601	5,483	General Growth	110 N Wacker Dr		Chicago	IL	60606
103	Ohio Valley Mall	67800 Mall Ring Road	320	St. Clairsville	OH	43950	3,567	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
104	Los Cerritos Center	156 Los Cerritos Center	0	Cerritos	CA	90703	3,900	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
105	Monroeville Mall	US Route 22E	0	Monroeville	PA	15146	3,809	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
106	Natick Collection	1245 Worcester Road	0	Natick	MA	01760	3,726	General Growth	110 N Wacker Dr		Chicago	IL	60606

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
109	Belden Village	4381 Belden Village Mall	0	Canton	OH	44718	3,954	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
110	Dulles Town Center	21100 Dulles Town Circle	220	Dulles	VA	20166	3,000	Lerner	2000 Tower Oaks Boulevard	Eighth Floor	Rockville	MD	20852
111	Lakeside Mall	14600 Lakeside Circle	1450	Sterling Heights	MI	48313	5,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
112	Holyoke Mall	50 Holyoke Street	0	Holyoke	MA	01040	3,136	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
113	Genesee Valley Center	3231 South Linden Road	0	Flint	MI	48507	3,518	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
114	Greenwood Park Mall	1251 US 31 North	0	Indianapolis	IN	46142	3,097	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
115	Shoppingtown Mall	3649 Erie Boulevard East	14	Dewitt	NY	13214	3,498	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
116	University Park Mall	6501 North Grape Road	0	Mishawaka	IN	46545	3,634	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
117	Cross County Mall	5110 Xavier Drive	5110/5120	Yonkers	NY	10704	5,558	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
120	St. Charles Towne Center	11110 Mall Circle	Q08	Waldorf	MD	20603	3,582	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
121	Fiesta Mall	1445 West Southern	1250	Mesa	AZ	85202	3,635	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
123	Great Lakes Mall	7850 Mentor Avenue	330	Mentor	OH	44060	3,482	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
124	West Town Mall	7600 Kingston Pike	1156	Knoxville	TN	37919	2,990	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
127	Edison Mall	4125 Cleveland Avenue	0	Fort Myers	FL	33901	3,527	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
129	Quaker Bridge Mall	Route 1 & Quaker Bridge Road	I10	Lawrenceville	NJ	08608	3,222	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
130	Livingston Mall	112 Eisenhower Parkway	1022	Livingston	NJ	07039	3,497	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
131	Ocean County Mall	1201 Hooper Avenue	101L	Toms River	NJ	08753	3,645	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
132	Walt Whitman Mall	160-5 Route 110	1063	Huntington Station	NY	11746	4,354	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
133	Tri-County Mall	11700 Princeton Pike	G-9	Cincinnati	OH	45246	2,500	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
134	Monmouth Mall	Routes 35 & 36	0	Eatontown	NJ	07724	3,745	Vornado	210 Route 4 East		Paramus	NJ	07652
135	Montgomery Mall	230 Montgomery Mall	C1 & C2	North Wales	PA	19454	4,046	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
136	White Plains	100 Main Street	489	White Plains	NY	10601	3,690	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
137	Willow Grove Park	2500 Moreland Road	0	Willow Grove	PA	19090	2,965	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
139	Galleria At Crystal Run	1 Galleria Drive	D209	Middletown	NY	10940	4,091	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
140	Carousel Center	9768 Carousel Center	0	Syracuse	NY	13290	3,832	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
141	Sunvalley Mall	236 Sunvalley Mall	0	Concord	CA	94520	2,590	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
142	Hawthorn Center	707 Hawthorn Center	G6UL	Vernon Hills	IL	60061	3,542	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
143	Stratford Square Mall	220 Stratford Square	B20	Bloomingdale	IL	60108	2,557	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
144	Deptford Mall	300 North Almonession Road	0	Deptford	NJ	08096	4,414	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
145	Stamford Town Center	100 Grey Rock Place	0	Stamford	CT	06901	3,454	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
146	Woodfield Mall	5 Woodfield Mall	G311	Schaumburg	IL	60173	5,124	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
147	Fox Valley	2426 Fox Valley Center	0	Aurora	IL	60504	3,944	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
148	Danbury Fair Mall	7 Backus Avenue	0	Danbury	CT	06810	4,827	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
149	Eastern Hills Mall	4545 Transit Road	670	Williamsville	NY	14221	3,550	Mountain Development Corp.	100 Delawanna Avenue		Clifton	NJ	07014
150	Freehold Raceway Mall	3710 Route 9	0	Freehold	NJ	07728	3,468	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
151	Silver City Galleria Mall	2 Galleria Mall Drive	0	Taunton	MA	02780	3,127	General Growth	110 N Wacker Dr		Chicago	IL	60606
152	Christiana Mall	102 Christiana Mall	0	Newark	DE	19702	4,879	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
153	Columbia Mall	10300 Little Patuxent Parkway	153	Columbia	MD	21044	4,159	General Growth	110 N Wacker Dr		Chicago	IL	60606
154	Menlo Park Mall	100 Menlo Park Road	349	Edison	NJ	08837	4,000	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
157	Southlake Mall	2250 Southlake Mall	BU-628	Merrillville	IN	46410	4,005	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
158	Boulevard Mall	1231 Niagara Falls Boulevard	0	Amherst	NY	14226	4,731	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
159	Fairfield Commons Mall	2727 Fairfield Mall	0	Beavercreek	OH	45432	3,731	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
160	Lynnhaven Mall	701 Lynnhaven Parkway	D06A	Virginia Beach	VA	23452	3,330	General Growth	110 N Wacker Dr		Chicago	IL	60606
162	Seminole Towne Center	268 Towne Center Circle	0	Sanford	FL	32771	3,213	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
164	Chesterfield Towne Center	11500 Midlothian Turnpike	0	Richmond	VA	23113	3,940	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
166	Queens Center	90-15 Queens Boulevard	0	Elmhurst	NY	11373	3,830	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
167	Great Northern Mall	4155 Route 31	G-106	Clay	NY	13041	3,091	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
169	Sangertown Mall	Route 5 & 5A	G-03	New Hartford	NY	13413	4,069	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
171	Westmoreland Mall	Route 30 East	218	Greensburg	PA	15601	2,838	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
172	Dover Mall	3024 Dover Mall	0	Dover	DE	19901	4,274	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
174	Green Acres Mall	1048 Green Acres Mall	107	Valley Stream	NY	11581	3,624	Vornado	210 Route 4 East		Paramus	NJ	07652
175	Tippecanoe Mall	2415 Sagamore Pkwy South	C11B	Lafayette	IN	47905	4,693	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
176	Fox Run Mall	50 Fox Run Road	1	Newington	NH	03801	3,670	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
177	Pyramid Mall Ithaca	40 Catherwood Road	B07	Ithaca	NY	14850	3,533	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
178	Hudson Valley Mall	1300 Ulster Ave	H04	Kingston	NY	12401	3,600	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
183	Metrocenter Mall	9818 Metro Parkway East	0	Phoenix	AZ	85051	3,702	Jones Lang LaSalle Americas, Inc	3344 Peachtree Road NE, Suite 1200		Atlanta	GA	30326
184	Palisades Center	2452 Palisades Center Drive	B203	West Nyack	NY	10994	5,649	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
185	South Shore Mall	1701 Sunrise Highway	0	Bay Shore	NY	11706	3,593	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
188	Stones River Mall	1720 Old Fort Parkway	A160	Murfreesboro	TN	37129	3,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
189	Southland	23000 Eureka Road	1290	Taylor	MI	48180	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
190	Dayton Mall	2700 Miamisburg-Centerville Road	252	Dayton	OH	45459	3,870	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
192	The Shoppes at Buckland Hills	194 Buckland Hills Drive	1138	Manchester	CT	06040	4,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
193	Exton Square Mall	306 Exton Square Parkway	2005	Exton	PA	19341	3,360	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
194	Mall Of New Hampshire	1500 South Willow Street	W123	Manchester	NH	03103	3,728	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
195	Crystal Mall	850 Hartford Turnpike	R207	Waterford	CT	06385	2,853	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
197	Annapolis Mall	1340 Annapolis Mall	126	Annapolis	MD	21401	3,974	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
198	Orland Square	240 Orland Square	B11	Orland Park	IL	60462	3,081	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
200	Northshore Mall	210 Andover Street	E155	Peabody	MA	01960	3,473	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
201	Southern Park Mall	7401 Market Street	725	Youngstown	OH	44512	3,700	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
202	Great Lakes Crossing	4532 Baldwin Road	859	Auburn Hills	MI	48326	3,212	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
203	Northwoods Mall	2150 Northwoods Boulevard	G532	N. Charleston	SC	29406	4,078	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
204	Mall of America	267 North Garden	N267	Bloomington	MN	55425	7,152	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
205	Century Mall III	3075 Clairton Road	629	West Mifflin	PA	15123	3,107	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
206	Hanes Mall	3320 Silas Creek Parkway	AL-120	Winston Salem	NC	27103	3,961	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
207	Rivertown Crossing	3700 Rivertown Parkway SW	2048	Grandville	MI	49418	5,513	General Growth	110 N Wacker Dr		Chicago	IL	60606
208	Providence Place	118 Providence Place	B307	Providence	RI	02903	3,090	General Growth	110 N Wacker Dr		Chicago	IL	60606
209	Meriden Square Mall	470 Lewis Avenue	4068	Meriden	CT	06451	3,436	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
214	Southpark Center	408 Southpark Center	DL-408	Strongsville	OH	44136	3,424	Westfield	11601 Wilshire Blvd, 12th Floor		Los Angeles	CA	90025
215	Glenbrook Square Mall	4201 Coldwater Road	L06	Fort Wayne	IN	46805	5,499	General Growth	110 N Wacker Dr		Chicago	IL	60606
216	Market Place	2000 North Neil Street	340	Champaign	IL	61820	3,920	General Growth	110 N Wacker Dr		Chicago	IL	60606
218	Summit Mall	3265 West Market Street	258A	Akron	OH	44333	3,139	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
219	Eastwood Mall	5555 Youngstown-Warren Rd	652	Niles	OH	44446	3,500	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
220	College Mall	2918 East Third Street	M13A	Bloomington	IN	47401	3,505	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
221	Muncie Mall	3501 North Granville Avenue	L05	Muncie	IN	47303	3,705	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
222	Plymouth Meeting Mall	2100 Plymouth Meeting Mall	2100	Plymouth Meeting	PA	19462	3,077	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
223	Haywood Mall	700 Haywood Mall	2045	Greenville	SC	29605	3,403	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
224	Jersey Gardens	651 Kapkowski Road	2076	Elizabeth	NJ	07201	5,363	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
225	Knoxville Center Mall	3001 Knoxville Center Drive	2187	Knoxville	TN	37924	3,019	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
226	Meridian Mall	1982 East Grand River Avenue	243	Okemos	MI	48864	3,660	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
227	Franklin Park Mall	5001 Monroe Street	520	Toledo	OH	43623	5,517	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
228	Potomac Mills Center	2700 Potomac Mills Circle	247	Prince William	VA	22192	3,559	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
229	Coventry Mall	Route 724 & 100 Bypass	C-8	Pottstown	PA	19465	2,958	Stoltz Management	725 Conshohocken Road		Bala Cynwyd	PA	19004
230	Coolsprings Galleria	1800 Galleria Boulevard	2140	Franklin	TN	37067	3,736	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
231	Fairlane Town Center	18900 Michigan Avenue	N314	Dearborn	MI	48126	3,047	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
233	Colonial Mall Gadsden	1001 Rainbow Drive	47	Gadsden	AL	35901	3,165	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
234	Colonial Park Mall	Route 22 & Colonial Road	15	Harrisburg	PA	17109	3,125	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
236	Pheasant Lane Mall	310 Daniel Webster Highway	E145	Nashua	NH	03060	3,103	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
237	Beaver Valley Mall	640 Beaver Valley Mall	640	Monaca	PA	15061	4,000	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
238	Honey Creek	3401 South US Highway 41	B-2	Terre Haute	IN	47802	3,640	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
239	RiverGate Mall	1000 Rivergate Parkway	1040	Goodlettsville	TN	37072	3,462	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
240	Cary Town Center	1105 Walnut Street	E4428	Cary	NC	27511	2,567	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
242	Grand Central Mall	100 Grand Central Mall	273	Vienna	WV	26105	2,712	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
243	Mall At Johnson City	2011 North Roan Street	17	Johnson City	TN	37601	3,055	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
244	Maplewood Mall	3001 White Bear Avenue	2012	Maplewood	MN	55109	2,974	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
245	Chesterfield Mall	253 Chesterfield Mall	BL-220	Chesterfield	MO	63017	3,208	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
246	Chapel Hill Mall	2000 Britain Road	339	Akron	OH	44310	3,418	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
247	Fashion Square Mall	4691 Fashion Square Mall	C312	Saginaw	MI	48604	3,009	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
248	Wilton Mall	3065 Route 50	E-18	Saratoga Springs	NY	12866	2,467	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
249	Asheville Mall	3 South Tunnel Road	L-42	Asheville	NC	28805	3,154	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
250	Burnsville Center	2016 Burnsville Center	1044	Burnsville	MN	55306	2,676	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
251	Eastland Mall	800 N. Green River Road	64	Evansville	IN	47715	3,310	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
254	Mid Rivers	1252 Mid Rivers Mall Drive	1252	St. Peters	MO	63376	3,133	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
256	Independence Mall	101 Independence Mall Way	D114	Kingston	MA	02364	3,081	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
257	Circle Centre Mall	49 West Maryland Street	F16	Indianapolis	IN	46225	3,632	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
258	Tysons Corner Center	7983 Tysons Corner Center	G5U	McLean	VA	22102	3,481	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
259	Arundel Mills	7000 Arundel Mills Circle	211	Hanover	MD	21076	3,088	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
260	Arnot Mall	3300 Chambers Road	N9	Horseheads	NY	14845	3,000	Arnot Realty Corporation	100 Stillwater Drive		Horseheads	NY	14845
261	Morgantown Mall	9613 Mall Road	613	Morgantown	WV	26501	2,870	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
262	Arbor Place	6700 Douglas Boulevard	1180	Douglasville	GA	30315	3,339	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
263	Governor's Square	1500 Apalachee Parkway	2170	Tallahassee	FL	32301	3,024	General Growth	110 N Wacker Dr		Chicago	IL	60606
264	Colonial Mall at Macon	3661 Eisenhower Parkway	18	Macon	GA	31206	3,120	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
265	Miller Hill	1600 Miller Trunk Highway	J08	Duluth	MN	55811	2,842	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
266	Merle Hay Mall	3800 Merle Hay Road	912	Des Moines	IA	50310	3,456	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
268	Oak Court	4465 Poplar Avenue	1130	Memphis	TN	38117	4,000	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
269	Four Seasons Mall	209 Four Seasons Town Cntr	209	Greensboro	NC	27407	3,585	General Growth	110 N Wacker Dr		Chicago	IL	60606
271	Harford Mall	678 Belair Road	W4	Bel Air	MD	21014	3,243	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
272	University Mall	1701 McFarlen Boulevard East	112	Tuscaloosa	AL	35405	3,539	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
273	Meadowbrook Mall	2640 Meadowbrook Road	640	Bridgeport	WV	26330	3,325	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
274	Sandusky Mall	4314 Milan Road	327	Sandusky	OH	44870	3,457	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
275	Eastland Mall	1615 E. Empire Street	1055	Bloomington	IL	61701	4,211	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
277	Brass Mill Center	495 Union Street	1128	Waterbury	CT	06706	3,759	General Growth	110 N Wacker Dr		Chicago	IL	60606
278	White Marsh	8200 Perry Hall Boulevard	2035	Baltimore	MD	21236	3,265	General Growth	110 N Wacker Dr		Chicago	IL	60606
280	Concord Mills	8111 Concord Mills Boulevard	699	Concord	NC	28027	3,051	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
281	Kennedy Mall	555 John F. Kennedy Road	566	Dubuque	IA	52002	3,745	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
282	Augusta Mall	3450 Wrightsboro Road	1131	Augusta	GA	30909	3,242	General Growth	110 N Wacker Dr		Chicago	IL	60606
283	Independence Mall	3500 Oleander Drive	1093	Wilmington	NC	28403	3,216	Centro Properties	2 Tower Bridge	One Fayette Street Suite 300	Conshohocken	PA	19428
284	Colonial Myrtle Beach	10177 North Kings Highway	D9	Myrtle Beach	SC	29572	3,438	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
285	Greenville Mall	714 SE Greenville Boulevard	D-4	Greenville	NC	27858	2,895	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
286	Richland Mall	649 Richland Mall	A-7	Mansfield	OH	44906	3,500	Centro Properties	2 Tower Bridge	One Fayette Street Suite 300	Conshohocken	PA	19428
287	North Dartmouth Mall	137 N. Dartmouth Mall	1360	North Dartmouth	MA	02747	3,300	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
288	Eastland Mall	2716 Eastland Mall	B8	Columbus	OH	43232	4,560	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
289	Woodland Mall	3195 28th Street	1A	Grand Rapids	MI	49512	3,615	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
290	Valley Hills Mall	1960 Highway 70 South East	230	Hickory	NC	28602	3,699	General Growth	110 N Wacker Dr		Chicago	IL	60606
291	Riverchase Galleria	2000 Riverchase Galleria	V2	Hoover	AL	35244	3,089	General Growth	110 N Wacker Dr		Chicago	IL	60606
292	Westroads Mall	10000 California Street	3212	Omaha	NE	68114	4,022	General Growth	110 N Wacker Dr		Chicago	IL	60606
293	Tanger Outlet Riverhead	1770 West Main Street	304	Riverhead	NY	11901	3,838	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
294	Springfield Mall	1250 Baltimore Parkway	10BU	Springfield	PA	19064	3,071	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
297	Macomb Mall	32281 Gratiot Avenue	240/250	Roseville	MI	48066	3,000	Thor Equities	25 West 39th Street		New York	NY	10018
299	Mall of Louisiana	6401 Blue Bonnet Boulevard	2186	Central	LA	70837	3,369	General Growth	110 N Wacker Dr		Chicago	IL	60606
300	River Hills Mall	1850 Adams Street	308	Mankato	MN	56001	3,044	General Growth	110 N Wacker Dr		Chicago	IL	60606
301	Colonial Mall Bel Aire	3449 Bel Air Mall	C19	Mobile	AL	36606	2,846	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
303	Northtown Mall	398 Northtown Drive	H19	Blaine	MN	55434	3,600	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
304	Bangor Mall	663 Stillwater Avenue	E6	Bangor	ME	04401	3,514	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
305	Oakdale Mall	601-635 Harry L. Drive	76	Johnson City	NY	13790	2,827	Vornado	210 Route 4 East		Paramus	NJ	07652
306	Independence Center	1162 Independence Center Dr.	G07	Independence	MO	64057	3,800	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
307	Polaris Fashion Place	1500 Polaris Parkway	2094	Columbus	OH	43240	3,243	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
308	South County Mall	342 South County Cente Way	349	Koch	MO	63129	3,861	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
309	Midway Mall	3214 Midway Mall	F-36	Elyria	OH	44035	3,036	Centro Properties	2 Tower Bridge	One Fayette Street Suite 300	Conshohocken	PA	19428
310	Valley View Mall	4802 Valley View Road	LB-40	Roanoke	VA	24012	2,920	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
311	West Ridge Mall	1801 South West Wannamaker Rd	G13A	Topeka	KS	66604	3,093	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
312	McKinley Mall	3701 McKinley Parkway	807	Buffalo	NY	14219	3,372	McKinley Mall LLC	3701 McKinley Parkway	1 McKinley Mall	Buffalo	NY	14219
313	Maine Mall	224 Maine Mall	W-11	South Portland	ME	04106	3,356	General Growth	110 N Wacker Dr		Chicago	IL	60606
314	CherryVale Mall	7200 Harrison Avenue	F129	Rockford	IL	61112	3,438	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
315	St. Clair Square	105 Street Clair Square	105	Fairview Heights	IL	62208	4,041	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
316	Cross Creek Mall	443 Cross Creek Mall	TB-7	Fayetteville	NC	28303	3,858	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
317	Charlestown Town Center	2105 Charleston Town Center	2105	Charleston	WV	25389	2,849	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
318	Mayfair Mall	2500 N. Mayfair Road	865	Wauwatosa	WI	53226	3,023	General Growth	110 N Wacker Dr		Chicago	IL	60606
319	White Oaks Mall	2501 West Wabash	C-10	Springfield	IL	62704	3,623	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
330	Park Plaza Mall	6000 W. Markham Street	3048	Little Rock	AR	72205	2,910	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
331	The Hanover Mall	1775 Washington Street	113	Hanover	MA	02339	3,000	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
332	Chicago Ridge Mall	444 Chicago Ridge Drive	H-1	Chicago Ridge	IL	60415	3,509	Shopco Advisory Corp.	1250 Broadway	24th Floor	New York	NY	10001
333	Washington Square	10202 East Washington Street	166	Indianapolis	IN	46229	3,016	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
334	Ashland Town Center	500 Winchester Avenue	468	Ashland	KY	41101	3,354	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
335	River Valley Mall	1635 River Valley Circle South	331	Lancaster	OH	43130	3,200	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
336	Logan Valley Mall	Route 220 & Goods Lane	A-944	Altoona	PA	16602	3,227	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
337	Capital City	3568 Capital City Mall	230	Camp Hill	PA	17011	3,603	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
338	Jefferson Pointe Mall	4120 W. Jefferson Boulevard	H10	Fort Wayne	IN	46804	3,401	UCR Asset Services	7001 Preston Road	Suite 222	Dallas	TX	75205
339	The Mall at Whitney Field	100 Commercial Road	23	Leominster	MA	01453	3,548	Kimco Realty	c/o Gregory Greenfield & Associates	124 Johnson Ferry Road	Atlanta	GA	30328
340	Oakwood Mall	4800 Golf Road	322	Eau Claire	WI	54701	3,786	General Growth	110 N Wacker Dr		Chicago	IL	60606
341	The Lakes Mall	5600 Harvey Street	1076	Muskegon	MI	49444	2,928	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
342	York Galleria	1 York Galleria	166	York	PA	17402	3,055	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
343	River Ridge	3405 Chandlers Mountain Road	B-90	Lynchburg	VA	24502	3,200	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
344	Berkshire Mall	Route 8 & Old State Road	B104	Lanesboro	MA	01237	3,500	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
346	Robinson Town Center	2490 Robinson Center Drive	2490	Pittsburgh	PA	15205	3,266	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
347	Stroud Mall	152 Stroud Road	152	Stroudsburg	PA	18360	2,750	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
348	Connecticut Post	1201 Boston Post Road	2041	Milford	CT	06460	2,890	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
349	Berkshire Mall	1665 State Hill Road	G-7	Wyomissing	PA	19610	3,625	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
351	The Plaza at King of Prussia	160 N. Gulph Road	2035A	King of Prussia	PA	19406	6,304	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
353	Northpark Mall	320 West Kimberly Road	36	Davenport	IA	52806	3,415	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
354	Southpark Mall	4500 16th Street	175	Moline	IL	61265	3,103	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
355	Eastgate Mall	4601 Eastgate Boulevard	344	Cincinnati	OH	45245	3,964	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
356	Southpark Mall	224 South Park Circle	F-40	Colonial Heights	VA	23834	3,150	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
357	Clearview Mall	101 Clearview Circle	720	Butler	PA	16001	2,997	JJ Gumberg	1051 Brinton Road	Brinton Executive Center	Pittsburgh	PA	15221
358	Gateway Mall	21 Gateway Mall	338	Lincoln	NE	68505	3,728	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
359	Burlington Town Center	49 Church Street	2036	Burlington	VT	05402	3,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
360	Nittany Mall	2901 East College Avenue	0	State College	PA	16801	3,333	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
361	Spring Hill Mall	1422 Spring Hill Mall	1422	West Dundee	IL	60118	3,402	General Growth	110 N Wacker Dr		Chicago	IL	60606
362	Solomon Pond	601 Donald Lynch Boulevard	N-219	Marlborough	MA	01752	3,208	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
363	Mall of Georgia	3333 Buford Drive	2025	Buford	GA	30519	3,713	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
364	Northwoods Mall	4501 War Memorial Drive	BL-06	Peoria	IL	61613	4,281	Northwoods Developement Company	c/o Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
365	Findlay Village	1800 Tiffin Avenue	153	Findlay	OH	45840	3,600	JJ Gumberg	1051 Brinton Road	Brinton Executive Center	Pittsburgh	PA	15221
366	Wausau Center	A124 Wausau Center	A124	Wausau	WI	54403	3,600	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
367	Birchwood Mall	4350 24th Avenue	222	Fort Gratiot	MI	48059	3,199	General Growth	110 N Wacker Dr		Chicago	IL	60606
368	Susquehanna Mall	Route 11 & 15	F1-A	Selinsgrove	PA	17870	3,090	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
369	Eden Prairie Center	8251 Flying Cloud Drive	2016	Eden Prairie	MN	55344	3,530	General Growth	110 N Wacker Dr		Chicago	IL	60606
370	Steeplegate Mall	270 Loudon Road	1242	Concord	NH	03301	3,158	General Growth	110 North Wacker Drive		Chicago	IL	60606
371	Salmon Run Mall	21182 Salmon Run Mall	B117	Watertown	NY	13601	2,958	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
372	Champlain Centres	60 Smithville Boulevard	C119	Plattsburgh	NY	12901	3,366	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
373	Florence Mall	2028 Florence Mall	1132	Florence	KY	41042	3,828	General Growth	Florence Mall	110 North Wacker	Chicago	IL	60606
374	North Grand Mall	2801 Grand Avenue	1230	Ames	IA	50010	3,707	Landau & Heyman	120 S Riverside Plaza	Ste 1605	Chicago	IL	60606
375	Palmer Park	136 Palmer Park Mall	B-9	Easton	PA	18045	2,971	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
376	Manhattan Town Center	100 Manhattan Town Center	250	Manhattan	KS	66502	3,500	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
377	Jefferson Mall	4801 Outer Loop Road	C576	Louisville	KY	40219	2,521	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
378	University Mall	155 Dorset Street	H-6	South Burlington	VT	05403	3,000	Finard & Company	One Burlington Woods Drive		Burlington	MA	01803
379	The Mall at Rockingham	99 Rockingham Park Blvd	W247	Salem	NH	03079	3,419	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
380	Brookfield Square	95 W. Mooreland Road	D-7	Brookfield	WI	53005	3,968	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
381	The Galleria	500 Industrial Park Road	220	Johnstown	PA	15904	3,250	Zamias	300 Market Street		Johnstown	PA	15901
382	Madison Square Mall	5901 University Drive	17/18	Huntsville	AL	35806	3,060	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
383	Rotterdam Square	93 West Campbell Road	G-106	Schenectady	NY	12306	2,930	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
384	Kenwood Towne Center	7875 Montgomery Road	L-209	Cincinnati	OH	45236	3,650	Urban Retail	Kenwood Town Center		Cincinnati	OH
385	Kentucky Oaks Mall	5101 Hinkleville Road	270/280	Paducah	KY	42001	3,651	Cafaro Company	Kentucky Oaks Mall	2445 Belmont Ave, PO Box 2186	Youngstown	OH	44504-0186
386	Upper Valley Mall	1475 Upper Valley Pike	242	Springfield	OH	45504	3,024	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
387	Apple Blossom Mall	1850 Apple Blossom Drive	S131A	Winchester	VA	22601	3,252	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
388	College Square	6301 University Avenue	1325	Cedar Falls	IA	50613	3,514	Landau & Heyman	120 S Riverside Plaza	Ste 1605	Chicago	IL	60606
389	Wolfchase Galleria	2760 Germantown Parkway	1450	Memphis	TN	38133	3,450	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
390	Magnolia Mall	2701 David H. McLeod Blvd	1418	Florence	SC	29501	3,002	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
391	Phillipsburg Mall	1200 Highway 22 East	214	Phillipsburg	NJ	08865	3,696	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
392	West Towne Mall	61 West Towne Mall	D8	Madison	WI	53719	3,050	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
393	Regency Mall	5680 Durand Avenue	B-216	Racine	WI	53406	3,450	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
394	Northgate Mall	9707/9709 Colerain Ave	112/114	Cincinnati	OH	45251	3,300	David Hocker	312 Walut Street	14th Floor	Cincinnati	OH	45202-4089
395	Brunswick Square	755 Street Highway 18	212	East Brunswick	NJ	08816	3,790	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
396	The Town Center at Easton	4045 The Strand West	422	Columbus	OH	43219	3,673	Steiner and Associates, Inc.	4016 Townsfair Way	Suite 201	Columbus	OH	43219
397	Indian Mound Mall	771 S. 30th Street	725	Heath	OH	43056	3,200	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
398	Towne East Square	7700 E. Kellogg Drive, Suite 745	H10A	Wichita	KS	67207	3,100	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
399	Sikes Senter	3111 Midwestern Parkway	490	Wichita Falls	TX	76308	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
440	Coral Ridge Mall	1451 Coral Ridge Avenue	526	Coralville	IA	52241	3,401	General Growth	110 N Wacker Dr		Chicago	IL	60606
441	Georgia Square Mall	3700 Atlanta Highway	16	Athens	GA	30606	3,150	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
442	Mall of Abilene	4301 Buffalo Gap Road	1132	Abilene	TX	79606	3,339	Landau & Heyman	120 S Riverside Plaza	Ste 1605	Chicago	IL	60606
443	Great Mall of Great Plains	20327 W. 151st Street	327	Olathe	KS	66061	4,284	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
444	Central Mall	5111 Rogers Avenue	125	Fort Smith	AR	72903	2,920	Warmack and Company, LLC	650 Central Mall		Texarkana	TX	75503-2497
445	Santa Rosa Mall	300 Mary Esther Boulevard Rd	46J	Mary Esther	FL	32569	3,054	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
446	Westwood Mall	1804 W. Michigan Avenue	804	Jackson	MI	49202	4,214	General Growth	110 N Wacker Dr		Chicago	IL	60606
447	Eastwood Town Center	3011 Preyde Boulevard	I-4	Lansing	MI	48912	3,600	Jeffery R. Anderson Realty	Rookwood Tower	3805 Edwards Rd Suite 700	Cincinnati	OH	45209-1955
448	Penn Square Mall	1901 Northwest Expressway	2010	Oklahoma City	OK	73118	3,090	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
449	Louis Joliet	1118 Mall Loop Drive	1118	Joliet	IL	60431	4,281	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
450	Crossroads Center	4101 W. Division Street	E-10	St. Cloud	MN	56301	4,021	General Growth	110 N Wacker Dr		Chicago	IL	60606
451	University Mall	1235 E. Main Street	A15	Carbondale	IL	62901	3,600	Urban Retail Properties	111 East Wacker Drive	Suite 2400	Chicago	IL	60601
452	West Valley Mall	3200 North Naglee Road	254	Tracy	CA	95304	3,498	General Growth	110 N Wacker Dr		Chicago	IL	60606
453	Cape Cod Mall	769 Lyannough Road	S119	Hyannis	MA	02601	3,862	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
454	Grand Traverse	3200 S. Airport Road West	208	Traverse City	MI	49684	3,040	General Growth	110 N Wacker Dr		Chicago	IL	60606
455	Enfield Square	90 Elm Street	31	Enfield	CT	06082	3,300	Centro Properties	2 Tower Bridge	One Fayette Street Suite 300	Conshohocken	PA	19428
456	Lakeland Mall	3800 US Hwy 98 North	630	Lakeland	FL	33809	3,200	General Growth	110 N Wacker Dr		Chicago	IL	60606
457	Colony Square Mall	3575 Maple Avenue	430	Zanesville	OH	43701	2,659	General Growth	110 N Wacker Dr		Chicago	IL	60606
458	Westshore Mall	12331 James Street, Suite 426	B-5	Holland	MI	49424	3,053	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
459	Towne Mall	1704 North Dixie Highway	A-8	Elizabethtown	KY	42701	3,000	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
460	Janesville Mall	2500 Milton Avenue	155A	Janesville	WI	53545	3,418	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
461	West Park Mall	251 West Park Mall	251D	Cape Girardeau	MO	63703	3,811	Centro Properties	2 Tower Bridge	One Fayette Street Suite 300	Conshohocken	PA	19428
462	Viewmont Mall	38 Viewmont Mall	772	Scranton	PA	18505	3,300	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
463	Swansea Mall	262 Swansea Mall Drive	1106A	Swansea	MA	02777	3,028	General Growth	110 N Wacker Dr		Chicago	IL	60606
464	Bay City Mall	4101 E Wilder Road	E505	Bay City	MI	48706	3,410	General Growth	110 N Wacker Dr		Chicago	IL	60606
465	Lansing Mall	5318 W. Saginaw Avenue	174	Lansing	MI	48917	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
466	Lakeview Square	5775 Beckley Road	631	Battle Creek	MI	49015	3,500	5775 Beckley Road Holdings , LLC	701 13th Streeet, N.W.	Suite 1000	Washington	DC	20005
467	Governor's Square	2801 Wilma-Rudolph Blvd	680	Clarksville	TN	37042	3,660	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
468	Eastfield Mall	1655 Boston Road	129	Springfield	MA	01129	3,470	Mountain Development Corp.	100 Delawanna Avenue		Clifton	NJ	07014
469	Northpark Mall	101 N. Rangeline Road	162	Joplin	MO	64801	3,117	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
470	Northgate Mall	203 Northgate Mall	F020/F030	Chattanooga	TN	37415	3,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
471	Hulen Mall	1070 Hulen Mall	1635	Fort Worth	TX	76132	2,909	General Growth	110 N Wacker Dr		Chicago	IL	60606
472	Ridgmar	2044 Green Oaks Road	K15	Fort Worth	TX	76116	2,982	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
473	Arsenal Mall	485 Arsenal Street	B9	Watertown	MA	02472	3,809	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
474	Apache Mall	333 Apache Mall	658	Rochester	MN	55901	3,041	General Growth	110 N Wacker Dr		Chicago	IL	60606
475	Anderson Mall	3101 North Main Street	Q08B	Anderson	SC	29621	3,848	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
476	South Shore	250 Granite Street	2050	Braintree	MA	02184	5,031	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
477	Northgate Mall	1058 W. Club Road	410	Durham	NC	27701	2,747	Northgate Associates	PO Box 2476		Durham	NC	27715
478	Yorktown Mall	133 Yorktown Center	133	Lombard	IL	60148	2,835	Pehrson Long Associates	203 Yorktown Center		Lombard	IL	60148
479	Pecanland	4700 Milhaven Road	1222	Monroe	LA	71203	3,654	General Growth	110 N Wacker Dr		Chicago	IL	60606
481	Park Place	5870 E. Broadway Boulevard	346	Tuscon	AZ	85711	3,174	General Growth	110 N Wacker Dr		Chicago	IL	60606
482	Neshaminy Mall	622 Neshaminy Mall	622	Bensalem	PA	19020	3,175	General Growth	110 N Wacker Dr		Chicago	IL	60606
483	Triangle Town Center	5950 Triangle Town Boulevard	FL 1037	Raleigh	NC	27616	3,540	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
484	The Oaks Mall	6357 West Newberry Road	D-12	Gainesville	FL	32605	3,349	General Growth	110 N Wacker Dr		Chicago	IL	60606
485	Collin Creek	811 North Central Expressway	1370	Plano	TX	75075	3,531	General Growth	110 N Wacker Dr		Chicago	IL	60606
486	Colonial Mall Auburn	1627-44 Opelika Road	44	Auburn	AL	36830	3,542	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
487	Carolina Place	11025 Carolina Place Parkway	A-25	Charlotte	NC	28134	2,997	General Growth	110 N Wacker Dr		Chicago	IL	60606
488	Parks at Arlington	3811 South Cooper Street	2420	Arlington	TX	76015	3,330	General Growth	110 N Wacker Dr		Chicago	IL	60606
489	Town Square Mall	5000 Frederica Street	E6	Owensboro	KY	42301	3,674	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
490	Prime Retail Grove City	1911 Leesburg Grove City Rd	1045	Grove City	PA	16127	4,749	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
491	Prime Retail Hagerstown	495 Prime Outlets Boulevard	520	Hagerstown	MD	21740	5,063	Simon Property Group	225 West Washington Street		Indianapolis	IN	46204
492	Prime Outlets at San Marcos	3939 IH 35 South	401 & 402	San Marcos	TX	78666	5,764	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
493	Rehoboth Beach Outlet	4565 Highway One	321	Rehoboth	DE	19971	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
494	Valley Mall	1925 East Market Street	412	Harrisonburg	VA	22801	3,200	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
506	Shenango Valley Mall	3333 East State Street	834	Hermitage	PA	16148	3,600	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
507	Greenwood Mall	2625 Scottsville Road	118	Bowling Green	KY	42104	3,584	General Growth	110 N Wacker Dr		Chicago	IL	60606
508	Myrtle Beach Factory Stores	4625 Factory Stores Boulevard	H100	Myrtle Beach	SC	29579	5,040	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
509	Prime Outlets at Pleasant Prairie	11211 120th Avenue	C050	Kenosha	WI	53158	3,600	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
510	Prime Outlets at Jeffersonville	8755 Factory Shop Boulevard	755	Jeffersonville	OH	43128	5,016	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
511	Prime Outlets at Birch Run	12140 South Beyer Road	H010	Birch Run	MI	48415	6,000	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
512	Fashion Outlets of Niagara Falls	1672 Military Road	21	Niagara Falls	NY	14304	5,993	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
515	Waterloo Premium Outlets	655 Route 318	B083	Waterloo	NY	13165	6,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
516	Huntley Outlet Center	11800 Factory Shops Blvd	380	Huntley	IL	60142	5,105	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
517	New River Valley	716 New River Road	716	Christiansburg	VA	24073	3,542	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
518	Crossroads Mall	6650 South Westnedge	120	Portage	MI	49024	3,271	General Growth	110 N Wacker Dr		Chicago	IL	60606
519	Wyoming Valley Mall	346 Wyoming Valley Mall	346	Wilkes-Barre	PA	18702	3,385	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
520	Virginia Center Commons	10101 Brook Road	324	Glen Allen	VA	23059	2,809	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
521	Geneva Commons	502 Commons Drive	2200	Geneva	IL	60134	3,600	Jeffery R. Anderson Realty	Rookwood Tower	3805 Edwards Rd Suite 700	Cincinnati	OH	45209-1955
522	Southridge Mall	5300 South 76th Street	1300	Greendale	WI	53129	4,500	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
523	Tulsa Promenade	4107 South Yale Avenue	221	Tulsa	OK	74135	3,682	Coyote Management LP	16475 Dallas Parkway	Suite 250	Addison	TX	75001

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
524	Esplanade	1401 West Esplande Avenue	220	Kenner	LA	70065	3,274	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
525	Kirkwood Mall	877 Kirkwood Mall	440	Bismarck	ND	58504	4,284	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
526	Grapevine Mills	3000 Grapevine Mills Parkway	513	Grapevine	TX	76051	5,413	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
527	Golden East Crossings	1100 North Wesleyan Blvd	1112	Rocky Mount	NC	27804	2,606	General Growth	110 N Wacker Dr		Chicago	IL	60606
528	Sarasota Square	8201 South Tamiami Trail	A2	Sarasota	FL	34238	3,200	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
529	Green Tree Mall	757 East Highway 131	526	Clarksville	IN	47129	3,000	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
530	Columbia Mall	2300 Bernadette Drive	318	Columbia	MO	65203	3,003	General Growth	110 N Wacker Dr		Chicago	IL	60606
531	Quintard Mall	700 Quintard Drive	73	Oxford	AL	36203	3,515	Grimmer Realty Company	200 Green Springs Highway	Green Springs Shopping Cntr	Birmingham	AL	35209-4906
532	Huntington Mall	Route 60 and Mall Road	760	Barboursville	WV	25504	3,567	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
533	North Town Mall	4750 North Division Street	2216	Spokane	WA	99207	3,067	General Growth	110 N Wacker Dr		Chicago	IL	60606
534	Southwest Plaza	8501 West Bowles Avenue	2B-525	Littleton	CO	80123	3,828	General Growth	110 N Wacker Dr		Chicago	IL	60606
535	Bellis Fair Mall	1 Bellis Fair Parkway	604	Bellingham	WA	98226	3,426	General Growth	110 N Wacker Dr		Chicago	IL	60606
536	Patrick Henry	12300 Jefferson Avenue	413	Newport News	VA	23602	3,434	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
537	The Citadel	750 Citadel Drive	2382	Colorado Springs	CO	80909	3,848	Urban Retail Properties LLC	1468 West 9th Street	Suite 500	Cleveland	OH	444113
538	Northeast Mall	1001 Melbourne Street	D-188	Hurst	TX	76053	3,199	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
539	Alderwood Mall	3000 184th Street Southwest	230	Lynnwood	WA	98037	3,132	General Growth	110 N Wacker Dr		Chicago	IL	60606
540	Kitsap Mall	10315 Silverdale Way Northwest	A08	Silverdale	WA	98383	3,500	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
541	South Hill Mall	3500 South Meridian	944	Puyallup	WA	98373	3,382	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
542	The Shoppes at Arbor Lakes	12449 Elm Creek Boulevard	A-14	Maple Grove	MN	55369	3,600	PRISA Arbor Lakes, LLC	Two Prudential Plaza	180 North Stetson Avenue Suite 3275	Chicago	IL	60601
543	Vancouver Mall	8700 NE Vancouver Mall Drive	246	Vancouver	WA	98662	3,210	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
544	Bay Park Square	303 Bay Park Square	985	Green Bay	WI	54304	3,527	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
545	Country Side Mall	27001 US Highway 19	1059	Clearwater	FL	33761	3,349	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
546	Fox River Mall and Plaza	4301 West Wisconsin Avenue	104	Appleton	WI	54913	4,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
547	Columbia Mall	2800 Columbia Road	320 & 325	Grand Forks	ND	58201	3,309	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
548	Lima Mall	2400 Elida Road	542	Lima	OH	45805	4,507	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
549	Valley View	3800 State Road 16	162	LaCrosse	WI	54601	3,339	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
550	Post Oak Mall	1500 Harvey Road	4006	College Station	TX	77840	3,785	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
551	Midland Mall	6800 Eastman Avenue	234	Midland	MI	48642	3,800	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
552	Moorestown Mall	400 Route 38	1365	Moorestown	NJ	08057	3,000	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
553	Carolina Mall	1480 Concord Parkway North	265	Concord	NC	28025	3,418	Hull Storey Retail Group	3632 Wheeler Road		Agusta	GA	30909
554	Valley West Mall	1551 Valley West Drive	182	West Des Moines	IA	50266	3,880	Watson Centers	3100 West Lake Street	Suite 420	Minneapolis	MN	55416-4599
555	Cordova Mall	5100 North Nine Avenue	B217	Pensacola	FL	32504	3,999	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
556	Mall of the Bluffs	1751 Madison Avenue	406	Council Bluffs	IA	51503	3,521	General Growth	110 N Wacker Dr		Chicago	IL	60606
557	Quail Springs	2501 West Memorial Road	252	Oklahoma City	OK	73134	3,333	General Growth	110 N Wacker Dr		Chicago	IL	60606
558	Towne West Square	4600 West Kellogg	K02A	Wichita	KS	67209	3,180	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
559	Eastdale Mall	1045 Eastdale Mall	B5	Montgomery	AL	36117	3,395	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
560	North Point Mall	2132 North Point Circle	2122	Alpharetta	GA	30022	3,596	General Growth	110 N Wacker Dr		Chicago	IL	60606
561	Altamonte Mall	451 East Altamonte Drive	1245	Altamonte Springs	FL	32701	3,539	General Growth	110 N Wacker Dr		Chicago	IL	60606
562	Foothills Mall	215 East Foothills Parkway	E-9	Ft. Collins	CO	80525	3,180	General Growth	110 N Wacker Dr		Chicago	IL	60606
563	Vista Ridge	2401 South Stemmons Freeway	1366	Lewisville	TX	75067	2,762	General Growth	110 N Wacker Dr		Chicago	IL	60606
564	Ridgedale Center	12353 Wayzata Boulevard	1390	Minnetonka	MN	55305	3,481	General Growth	110 N Wacker Dr		Chicago	IL	60606
565	North Star	7400 San Pedro Avenue	100	San Antonio	TX	78216	4,620	General Growth	110 N Wacker Dr		Chicago	IL	60606
566	Memorial City Mall	303 Memorial City Mall	201	Houston	TX	77027	3,458	General Growth	110 N Wacker Dr		Chicago	IL	60606
567	Empire Mall	1230 Empire Mall	314	Sioux Falls	SD	57106	3,409	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
568	Southern Hills	4400 Sergeant Road	312	Sioux City	IA	51106	3,561	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
569	Oglethorpe Mall	7804 Abercorn Street	32	Savannah	GA	31406	3,580	General Growth	110 N Wacker Dr		Chicago	IL	60606
570	Southlake Mall	1206 Southlake Mall	1206	Morrow	GA	30260	4,121	General Growth	110 N Wacker Dr		Chicago	IL	60606
571	Mill Creek Mall	250 Millcreek Mall	250	Erie	PA	16565	3,684	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
572	Vintage Faire Mall	3401 Dale Road	Q06	Modesto	CA	95356	3,776	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
573	Wiregrass Commons	900 Commons Drive	95	Dothan	AL	36303	3,407	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
574	Westgate Mall	205 West Blackstock Road	370	Spartanburg	SC	29301	4,191	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
575	Deerbrook Mall	20131 Highway 59 North	1090	Humble	TX	77338	3,090	General Growth	110 N Wacker Dr		Chicago	IL	60606
576	Colonial Mall Valdosta	1700 Norman Drive	1034	Valdosta	GA	31601	3,379	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
577	Parkway Place	2801 South Memorial Parkway	242	Huntsville	AL	35801	3,065	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
578	Francis Scott Key	5500 Buckyestown Pike	660	Frederick	MD	21703	4,081	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
579	Tanger Outlet Sevierville	1645 Parkway Suite	1370	Sevierville	TN	37862	3,550	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
580	Prime Outlets at Ellenton	5109 Factory Shops Boulevard	905	Ellenton	FL	34222	4,118	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
581	Prime Outlets at Gaffney	235 Factory Shops Boulevard	235	Gaffney	SC	29341	3,514	Simon Property Group	225 West Washington Street		Indianapolis	IN	46204
582	Tanger Outlet Center Foley	2601 South Mckenzie	L-23	Foley	AL	36535	5,134	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
583	Gettysburg Village Factory Stores	1863 Gettysburg Village Drive	420	Gettysburg	PA	17325	3,480	Delancey Realty Services	718 Arch Street	Suite 400	Philadelphia	PA	19106
584	Woodland Hills Mall	7021 South Memorial Drive	244	Tulsa	OK	74133	3,531	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
585	Valley River Mall	265 Valley River Center	B-8	Eugene	OR	97401	3,500	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
586	Dakota Square	2400 Ten Street	210	Minot	ND	58701	3,393	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
587	South Plains Mall	6002 Slide Road	B9	Lubbock	TX	79414	3,590	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
588	Rivercenter Mall	849 East Commerce Street	491	San Antonio	TX	78205	3,536	L & B Group	c/o Institutional Property Managers	8750 North Central Expressway Suite 800	Dallas	TX	75231-6437
589	Lakeline Mall	11200 Lakeline Mall Drive	N10	Cedar Park	TX	78613	2,986	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
590	Tuttle Crossing	5043 Tuttle Crossing Blvd	139	Dublin	OH	43016	3,013	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
591	Lakeforest Mall	701 Russell Avenue	E-115	Gaithersburg	MD	20877	3,144	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
592	Clackamas Town Center	12000 South East 82nd Ave	B209	Portland	OR	97266	3,390	General Growth	110 N Wacker Dr		Chicago	IL	60606
593	Fort Henry Mall	2101 Fort Henry Drive	E-39	Kingsport	TN	37664	2,880	Boardwalk Management Company, Inc.	Fort Henry Mall		Kingsport	TN
594	Regency Square Mall	301 Cox Creek Parkway	1308	Florence	AL	35630	3,500	Hull Storey Retail Group	3632 Wheeler Road		Agusta	GA	30909
595	Eastridge Mall	246 North New Hope Road	125	Gastonia	NC	28054	2,870	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
596	Acadiana Mall	5725 Johnston Street	E-209	Lafayette	LA	70503	2,983	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
597	Spotsylvania Mall	305 Spotsylvania Mall	305	Fredericksburg	VA	22407	3,525	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
598	Rushmore Mall	2200 North Maple	218	Rapid City	SD	57701	3,393	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
599	Tanger Outlet Branson	300 Tanger Blvd	408	Branson	MO	65616	3,345	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
600	Castle Rock	5050 Factory Shops Blvd	370	Denver	CO	80108	4,718	Craig Realty Group	Attn: Manager Lease Admin.	1500 Quail St. Suite 100	Newport Beach	CA	92660
601	Silver Sands Factory Outlets	10676 Emerald Coast Pky	127-128	Destin	FL	32541	3,852	Howard Group	185 Grand Blvd	Suite 100	Sandestin	FL	32550
602	Northpark	1200 East County Line Road	216	Ridgeland	MS	39157	3,716	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
603	Tyrone Square	6901 22nd Avenue North	672A	St. Petersburg	FL	33710	3,500	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
604	West Acres Mall	3902 13th Avenue	0	Fargo	ND	58103	3,318	West Acres Development	PO Box 9978		Fargo	ND	58106-9978
605	University Mall	2205 University Square Mall	0	Tampa	FL	33612	4,026	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
606	Oakridge Mall	925 Blossom Hill Road	1556	San Jose	CA	95123	3,027	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
607	Desert Ridge	21001 North Tatum Boulevard	53	Phoenix	AZ	85050	3,550	Vestar Development	2425 E. Camelback Road	Suite 750	Phoenix	AZ
608	Florida Mall	8001 S. Orange Blossom Trail	854	Orlando	FL	32809	3,077	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
609	The Maine Outlet	345 US Route 1	17	Kittery	ME	03904	3,193	Ram Management Company	121 Middle Street	Suite 200	Portland	ME	04101
611	Coastal Grand Mall	500 Coastal Grand Circle	460	Myrtle Beach	SC	29577	3,360	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
612	Superstition Springs	6555 East Southern Avenue	J-14	Mesa	AZ	85206	3,310	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
613	Tanger Outlet Center	237 Tanger Drive	237	Williamsburg	IA	52361	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
614	Wheaton Mall	11160 Veirs Mill Road	151	Silver Spring	MD	20902	3,650	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
615	St. Augustine Premium Outlets	2700 State Road 16	O102	St. Augustine	FL	32092	3,900	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
616	Johnson Creek Outlet Center	595 West Linmar Lane	B080	Johnson Creek	WI	53038	4,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
617	Plaza Camino Real	2525 El Camino Real	120	Carlsbad	CA	92008	3,860	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
618	Berkeley Mall	621A Berkeley Blvd	G-9	Goldsboro	NC	27534	3,783	Faison	121 West Trade Street	27th Floor	Charlotte	NC	28202
619	Center at Salisbury	2300 N. Salisbury Boulevard	H121	Salisbury	MD	21801	3,047	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
620	Barton Creek	2901 Capital of Texas Highway	M05	Austin	TX	78746	3,615	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
621	Brandon Town Center	553 Brandon Town Center Mall	553	Brandon	FL	33511	3,081	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
622	North County Fair	200 East Via Rancho Parkway	C417	Escondido	CA	92025	4,117	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
623	Jacksonville Mall	342 Jacksonville Mall	C11	Jacksonville	NC	28546	3,015	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
624	Katy Mills	5000 Katy Mills Circle	720	Katy	TX	77494	3,213	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
625	Citrus Park Town Center	8081 Citrus Park Town Center	8081	Tampa	FL	33625	3,773	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
626	Westgate Mall	7701 West Interstate 40	552	Amarillo	TX	79121	4,404	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
627	Mission Valley	1640 Camino Del Rio North	221	San Diego	CA	92108	3,146	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
628	Towson Town Center	825 Dulaney Valley Road	1125	Towson	MD	21204	3,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
629	Parkway Plaza	359 Parkway Plaza	M-14	El Cajon	CA	92020	3,978	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
630	Cortana Mall	9327 Cortana Place	F-6	Baton Rouge	LA	70815	4,210	Mall Prop	654 Madison Ave		New York	NY	10021
631	Southland Mall	5953 West Park Avenue	2027	Houma	LA	70364	3,510	Sizeler Properties	2542 Williams Blvd		Kenner	LA	70062-5596
632	Bel Mar	7251 West Alaska Drive	2m-3/r-30	Lakewood	CO	80226	3,532	Continuum Property Management Co.	355 South Teller Street	Suite 230	Lakewood	CO	80226
633	Chandler Fashion Center	3111 West Chandler Boulevard	2158	Chandler	AZ	85226	3,072	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
634	Panama City Mall	2202 Martin Luther King Jr. Blvd	2202	Panama City	FL	32405	2,804	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
635	Mall at St. Vincent	1133 St. Vincent Avenue	360	Shreveport	LA	71104	3,279	General Growth	110 N Wacker Dr		Chicago	IL	60606
636	St. Louis Mills	5555 St. Louis Mills Boulevard	253	Hazelwood	MO	63042	3,692	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
637	Chico Mall	1950 East 20th Street	307	Chico	CA	95928	3,130	General Growth	110 N Wacker Dr		Chicago	IL	60606
638	Battlefield Mall	2825 South Glenstone	T-18	Springfield	MO	65804	4,568	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
639	Clifton Park Center	22 Clifton Country Road	85	Clifton Park	NY	12065	3,400	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
640	Cumberland Mall	3849 South Delsea Drive	B-10	Vineland	NJ	08360	2,994	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
641	Chapel Hills Mall	1710 Briargate Boulevard	137	Colorado Springs	CO	80920	3,547	General Growth	110 N Wacker Dr		Chicago	IL	60606
642	Paddock Mall	3100 College Road	248	Ocala	FL	34474	3,680	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
643	Richmond Square	3801 National Road East	531	Richmond	IN	47374	4,337	Landau & Heyman	120 S Riverside Plaza	Ste 1605	Chicago	IL	60606
644	East Towne Mall	21 East Towne Mall	518	Madison	WI	53704	3,800	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
645	Indiana Mall	2334 Oakland Avenue	645	Indiana	PA	15701	3,341	Zamias	300 Market Street		Johnstown	PA	15901
646	Markland Mall	1207 South Reed Road	H10B	Kokomo	IN	46902	3,480	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
647	Colorado Mills	14500 Colfax Avenue	446	Lakewood	CO	80401	3,467	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
648	Salem Center	480 Center Street Northeast	2219	Salem	OR	97301	3,537	General Growth	110 N Wacker Dr		Chicago	IL	60606
649	Jordan Creek	101 Jordan Creek Parkway	2334	Des Moines	IA	50266	3,149	General Growth	110 N Wacker Dr		Chicago	IL	60606
650	Sooner Fashion Mall	3321 West Main Street	321	Norman	OK	73072	3,485	General Growth	110 N Wacker Dr		Chicago	IL	60606
651	Outlet Center at Albertville	6415 Labeaux Avenue	A20	Albertville	MN	55301	4,500	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
652	Arrowhead Towne Centre	7700 W. Arrowhead Towne Ctr	2112	Glendale	AZ	85308	3,013	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
653	Lighthouse Place Premium Outlets	815 Lighhouse Place	815	Michigan City	IN	46360	4,879	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
654	Plaza Bonita	3030 Plaza Bonita Road	2304	National City	CA	91950	4,064	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
655	Colonial Mall Decatur	1801 Beltline Road Southwest	B-1	Decatur	AL	35601	3,235	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
656	Colonial Brookwood Village	716 Brookwood Village	228	Homewood	AL	35209	3,610	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
657	Baybrook Mall	1306 Baybrook Mall	1300	Houston	TX	77546	3,482	General Growth	110 N Wacker Dr		Chicago	IL	60606
658	Regency Square	1404 Parham Road	H208	Richmond	VA	23229	3,059	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
659	Algoniquin Commons	1904 South Randall Road	4190	Algonquin	IL	60102	3,600	Jeffery R. Anderson Realty	Rookwood Tower	3805 Edwards Rd Suite 700	Cincinnati	OH	45209-1955
660	Spokane Valley Mall	14700 East Indiana Avenue	1012	Spokane	WA	99216	3,891	General Growth	110 N Wacker Dr		Chicago	IL	60606
661	Golden Triangle Mall	2201 I-35E	L09A	Denton	TX	76205	3,561	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
662	Central Mall	23 Central Mall	23	Texarkana	TX	75503	3,199	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
663	Williamsburg Premium Outlets	5715-E080 Richmond Road	E080	Williamsburg	VA	23188	4,100	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
664	Adrian Mall	1357 South Main Street	1220	Adrian	MI	49221	3,434	Jones Lang LaSalle Americas, Inc	3344 Peachtree Road NE, Suite 1200		Atlanta	GA	30326
665	Mall at Wellington Green	10300 West Forest Hill Blvd	142	Wellington	FL	33414	2,866	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
667	Mall at Victor Valley	14400 Bear Valley Road	437	Victorville	CA	92392	3,165	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
669	Shoppes at Grand Prairie	5201 West War Memorial Drive	345	Peoria	IL	61615	3,608	Culian Properties	211 Fulton Street	Suite 700	Peoria	IL	61602
670	Clay Terrace	14511 Clay Terrace	B08	Carmel	IN	46032	2,810	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
671	Old Hickory	2021 North Highland Ave.	B4	Jackson	TN	38305	4,040	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
672	Zona Rosa	7116 Northwest 86 Terrace	206	Kansas City	MO	64153	3,600	Steiner and Associates, Inc.	4016 Townsfair Way	Suite 201	Columbus	OH	43219
673	Valley Plaza	2701 Ming Avenue	155	Bakersfield	CA	93304	3,570	General Growth	110 N Wacker Dr		Chicago	IL	60606
674	Chautauqua Mall	318 East Fairmount Avenue	547A	Lakewood	NY	14750	3,478	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
675	Ingram Park Mall	6301 Northwest Loop 410	L-08	San Antonio	TX	78238	3,480	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
676	Richland Mall	6001 West Waco Drive	39	Waco	TX	76710	3,500	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
677	Broadway Mall	879 Broadway Mall	879	Hicksville	NY	11801	4,011	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
679	Melbourne Mall	1700 West New Haven Avenue	229A	Melbourne	FL	32904	3,000	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
680	Greenbrier Mall	1401 Greenbrier Parkway	2234	Chesapeake	VA	23320	3,501	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
681	Dallas Galleria	13350 Dallas Parkway	3375	Dallas	TX	75240	3,200	General Growth	110 N Wacker Dr		Chicago	IL	60606
682	Treasure Coast Mall	3256 Northwest Federal Hwy	3256	Jensen Beach	FL	34957	2,663	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
683	Tanger Outlet Center Howell	1475 North Burkhart Road	D250	Howell	MI	48855	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
684	Coastland Center	1912 Tamiami Trail North	M-4	Naples	FL	34102	3,644	General Growth	110 N Wacker Dr		Chicago	IL	60606
685	Edgewater Mall	2600 Beach Boulevard	32	Biloxi	MS	39531	4,336	Jim Wilson	2600 EastChase Lane	Suite 100	Montgomery	AL	36117-7024
686	Broadway Square	4601 South Broadway	B09A	Tyler	TX	75703	3,883	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
687	Osage Beach Premium Outlets	4540 Highway 54	BB9	Osage Beach	MO	65065	4,518	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
688	Imperial Valley Mall	1468 Dogwood Avenue	1468	El Centro	CA	92243	3,940	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
689	Mall at Barnes Crossing	1001 Barnes Crossing Road	220	Tupelo	MS	38804	3,527	David Hocker	312 Walut Street	14th Floor	Cincinnati	OH	45202-4089
690	Valley Mall	17301 Valley Mall Road	278	Hagerstown	MD	21740	3,025	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
691	Orange Park	1910 Wells Road	C19	Orange Park	FL	32073	3,127	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
692	Sunland Park	750 Sunland Park Drive	E09	El Paso	TX	79912	3,267	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
693	Northwest Arkansas Mall	4201 North Shiloh Drive	1230	Fayetteville	AR	72703	3,536	Urban Retail Properties	111 East Wacker Drive	Suite 2400	Chicago	IL	60601
694	Flatiron Crossing	1 West Flat Iron Circle	1116	Broomfield	CO	80021	3,600	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
695	Parkdale Mall	6155 Eastex Freeway	412	Beaumont	TX	77706	3,004	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
696	Charlottesville Fashion Square	1558 East Rio Road	1410A	Charlottesville	VA	22901	2,816	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
697	The Galleria	5085 Westheimer Road	B3610	Houston	TX	77056	3,297	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
698	The Avenues	10300 Southside Boulevard	1580	Jacksonville	FL	32256	3,842	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
699	Sawgrass Mills	12801 West Sunrise Boulevard	657	Sunrise	FL	33323	3,320	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
700	Oak View Mall	3001 South 144th Street	H-2	Omaha	NE	68144	3,584	General Growth	110 N Wacker Dr		Chicago	IL	60606
701	First Colony Mall	16535 Southwest Freeway	260	Sugarland	TX	77479	3,762	General Growth	110 N Wacker Dr		Chicago	IL	60606
702	Lufkin Mall	4600 South Medford Drive	1272	Lufkin	TX	75901	3,156	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
703	Southdale Center	2815 Southdale Center	2815	Edina	MN	55435	3,897	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
704	Hampshire Mall	367 Russell Street	0	Hadley	MA	01035	3,250	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
705	Coronado Center	6600 Menual Northeast	B-4	Albuquerque	NM	87110	3,454	General Growth	110 N Wacker Dr		Chicago	IL	60606
706	Capital Mall	625 Black Lake Boulevard	G8	Olympia	WA	98502	3,240	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
707	College Square	2550 East Morris Boulevard	52	Morristown	TN	37813	3,500	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
708	Boynton Beach Mall	801 North Congress Avenue	365A	Boynton Beach	FL	33426	3,313	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
710	Aviation Mall	578 Aviation Road	29A	Queensbury	NY	12804	3,400	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
711	Paradise Valley	4550 E. Cactus Road	F-020	Phoenix	AZ	85032	3,500	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
712	Clinton Crossing Premium Outlets	20-A Killingworth Turnpike	110	Clinton	CT	06413	4,052	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
713	Edinburgh Premium Outlets	11660 NE Executive Dr.	D010	Edinburgh	IN	46124	6,074	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
714	St. Louis Galleria	1155 Saint Louis Galleria	2113	Richmond Heights	MO	63117	3,663	General Growth	110 N Wacker Dr		Chicago	IL	60606
715	Valencia Town Center	24201 W. Valencia Boulevard	1249	Valencia	CA	91355	3,289	Westfield	11601 Wilshire Blvd., 11th Floor		Los Angeles	CA	90025
716	Frenchtown Square Mall	2121 N. Monroe South	525	Monroe	MI	48162	2,976	Cafaro	PO Box 2186	2445 Belmont Ave	Youngstown	OH	44504
717	Ontario Mills	One Mills Circle	404	Ontario	CA	91764	3,769	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
718	Montgomery Mall	7101 Democracy Blvd	1194	Bethesda	MD	20817	3,500	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
719	Chicago Premium Outlets	1650 Premium Outlets Boulevard	1239	Aurora	IL	60502	4,459	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
720	Wrentham Village Premium Outlets	One Premium Outlets Blvd	335	Wrentham	MA	02093	3,531	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
721	Desoto Square	303 US Hwy 301 Blvd West	421	Bradenton	FL	34205	3,130	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
722	The Crossings Premium Outlets	1000 Route 611	E-02	Tannersville	PA	18372	3,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
723	Petaluma Village Premium Outlets	2200 Petaluma Blvd North	435	Petaluma	CA	94952	4,453	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
724	Alexandria Mall	3437 Masonic Drive	1184	Alexandria	LA	71301	3,706	General Growth	110 N Wacker Dr		Chicago	IL	60606
726	Aurora Premium Outlets	549 S. Chillicothe Road	170/160	Aurora	OH	44202	4,045	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
727	Woodlands Mall	1201 Lake Woodlands Drive	1014	The Woodlands	TX	77380	3,510	General Growth	110 N Wacker Dr		Chicago	IL	60606
728	La Plaza	2200 S. 10th Street	A05	McAllen	TX	78503	3,625	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
729	Fair Oaks	11743L Fair Oaks Mall	J-119	Fairfax	VA	22033	3,695	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
730	Chula Vista Center	555 Broadway	1098	Chula Vista	CA	91910	3,039	General Growth	110 N Wacker Dr		Chicago	IL	60606
731	Rouge Valley Mall	1600 North Riverside Avenue	1037	Medford	OR	97501	2,895	General Growth	110 N Wacker Dr		Chicago	IL	60606
732	Boise Towne Square	350 N. Milwaukee	2120	Boise	ID	83704	3,557	General Growth	110 N Wacker Dr		Chicago	IL	60606
733	Lakeside Mall	3301 Veterans Memorial Blvd	54B	Metairie	LA	70002	3,543	Lakeside Mall	3301 Veteran's Memorial Blvd.		Metairie	LA	70002
734	Crabtree Valley	4325 Glenwood Avenue	1086	Raleigh	NC	27612	3,551	Plaza Associates	2840 Plaza Place	Suite 100	Raliegh	NC	27612
735	Meadows Mall	4300 Meadows Lane	2170	Las Vegas	NV	89107	3,690	General Growth	110 N Wacker Dr		Chicago	IL	60606
736	Galleria at Tyler	1299 Galleria at Tyler	F210	Riverside	CA	92503	3,398	General Growth	110 N Wacker Dr		Chicago	IL	60606
737	Sunrise Mall	2370 North Exp.	1194	Brownsville	TX	78256	3,537	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
738	Peachtree Mall	3507 Manchester Expwy	38	Columbus	GA	31909	3,825	General Growth	110 N Wacker Dr		Chicago	IL	60606
739	Woodbury Commons	255 Red Apple Ct.	255	Central Valley	NY	10917	4,214	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
740	Atlantic City Center	111B North Michigan Avenue	150B	Atlantic City	NJ	08401	5,100	Cordish Company	601 East Pratt St.	6th Floor	Baltimore	MD	21202
741	The Shops at the Las Americas	4141 Camino De La Plaza Drive	474	San Ysidro	CA	92173	8,683	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
742	Woodbury Lakes	9140 Hudson Road	E-06	Woodbury	MN	55125	3,600	Red Development	One East Washington	Suite 300	Phoenix	AZ	85004
743	The Gateway	86 South Rio Grand	2086	Salt Lake City	UT	84102	2,704	Inland Southwest Management LLC	2901 Butterfield Road		Oak Brook	IL	60523
744	University Mall	575 East University Parkway	B40	Orem	UT	84097	3,942	Woodbury Corporation	2733 E. Parley's Way	Suite 300	Salt Lake City	UT	84109-1662
745	Provo Towne Centre	1200 Towne Centre Boulevard	1140	Provo	UT	84601	3,286	General Growth	110 N Wacker Dr		Chicago	IL	60606
746	Palm Desert	72840 Highway 111	W457	Palm Desert	CA	92260	2,939	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
747	Camarillo Premium Outlets	740 Ventura Blvd	500	Camarillo	CA	93010	2,925	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
748	Cielo Vista	8401 Gateway Blvd.	T06	El Paso	TX	79925	3,534	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
749	Northlake Mall	6801 Northlake Mall Drive	181	Charlotte	NC	28216	3,071	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
750	Fayette Mall	3615 Nicholasville Road	G718	Lexington	KY	40503	3,500	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
751	Marley Station	7900 Governor Ritchie Hwy	E217	Glen Burnie	MD	21061	3,500	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
752	Shops at Saucon Valley	2845 Center Valley Parkway	420	Bethlehem	PA	18034	3,450	Saucon Valley Venture LLC	6410 Poplar Ave.	Suite 850	Memphis	TN	38119
753	Great Mall	480 Great Mall Drive	480	Milpitas	CA	95035	3,800	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
754	Oakland Mall	362 W. 14 Mile Road	362	Troy	MI	48083	4,000	Oakland Mall LLC	39577 Woodward Ave.	Suite 110	Bloomfield Hills	MI	48304
755	Albany Mall	2601 Dawson Road	C10/C11	Albany	GA	31707	3,663	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
756	Rock Hill Galleria	2301 Dave Lyle Blvd	825	Rock Hill	SC	29730	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
757	Lindale Mall	4444 1st Ave. NE	110/111	Cedar Rapids	IA	52402	3,668	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
758	Citadel Mall	2070 Sam Rittenberg Blvd	E-712	Charleston	SC	29407	2,960	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
759	Westgate Mall	200 Westgate Drive	E131	Brockton	MA	02301	3,200	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
760	Rimrock Mall	300 S. 24th Street West	D-10	Billings	MT	59102	3,800	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
761	Eastridge Mall	2200 Eastridge Loop	2090	San Jose	CA	95122	3,335	General Growth	110 N Wacker Dr		Chicago	IL	60606
762	Uniontown Mall	1332 Mall Run Road	322/330	Uniontown	PA	15401	3,502	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
763	Crossroads Mall	5475 Robert C. Byrd Drive	F10	Prosperity	WV	25909	3,620	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
764	Coral Square Mall	9501 W. Atlantic Boulevard	9501	Coral Springs	FL	33071	3,880	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
765	Turtle Creek Mall	1000 Turtle Creek Drive	370	Hattiesburg	MS	39402	3,430	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
766	MacArthur Center	300 Monticello Avenue	122	Norfolk	VA	23510	3,554	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
767	Forest Mall	835 W. Johnson Street	D01B	Fond du Lac	WI	54935	3,566	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
768	Tacoma Mall	4502 S. Stelle Street	432A	Tacoma	WA	98409	3,591	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
769	Finger Lakes Mall	1579 Clark Street Road	A12/A13	Aurelius	NY	13022	3,591	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
770	Firewheel Town Center	365 Cedar Sage Drive	H05	Garland	TX	75040	3,654	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
771	Newgate Mall	3651 Wall Avenue	1064	Ogden	UT	84405	3,456	General Growth	110 N Wacker Dr		Chicago	IL	60606
772	The Legends at Village West	1837 VillageWEst Parkway	B121	Kansas City	KS	66109	3,774	Red Development	One East Washington	Suite 300	Phoenix	AZ	85004
773	Shoppes at La Cantera	15900 La Cantera Parkway	1670	San Antonio	TX	78256	3,246	General Growth	110 N Wacker Dr		Chicago	IL	60606

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
774	Highland Mall	6001 Airport Blvd	2050	Austin	TX	78752	3,604	General Growth	110 N Wacker Dr		Chicago	IL	60606
775	Indian River Mall	6200 20th Street	686B	Vero Beach	FL	32966	2,912	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
776	Northshore Square	150 North Shore Blvd.	2035	Slidell	LA	70460	3,248	Sizeler Properties	2542 Williams Blvd		Kenner	LA	70062-5596
777	Northridge Fashion Center	9301 Tampa Ave.	116	Northridge	CA	91324	3,758	General Growth	110 N Wacker Dr		Chicago	IL	60606
778	Montclair Plaza	2128 Montclair Plaza Lane	2128	Montclair	CA	91763	3,500	Cushman & Wakefield of California	601 S. Figueroa Street	47th Floor	Los Angeles	CA	90017-5752
779	Piedmont Mall	325 Piedmont Drive	122	Danville	VA	24540	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
780	Santa Rosa Plaza	1012 Santa Rosa Plaza	1012&1014	Santa Rosa	CA	95401	3,201	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
781	Irvine Spectrum	71 Fortune Drive	826	Irvine	CA	92618	3,430	Irvine Company	The Irvine Co. Retail Properties	100 Innovation Drive	Irvine	CA	92617
782	Layton Hills Mall	2008 Layton Hills Mall	2008	Layton	UT	84041	3,281	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
783	Aurora Mall	14200 E Alameda	1057	Aurora	CO	80012	3,700	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
784	Southhaven Towne Center	6524 Towne Center Loop	830	Southaven	MS	38671	3,200	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
785	Eastern Shore Center	30500 State Highway 181	106	Spanish Fort	AL	36527	3,503	MG Herring Group	5710 LBJ Freeway	Suite 450	Dallas	TX	75240
786	Mt. Berry Square	32 Mt. Berry Square NE	220	Rome	GA	30165	3,205	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
787	Dolphin Mall	11401 North West 12th Street	274	Miami	FL	33172	4,689	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
788	Santa Anita Fashion Place	400 South Baldwin Suite #419-U	H11	Arcadia	CA	91007	3,335	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
789	Fresno Fashion Fair	693 East Shaw Ave	G9	Fresno	CA	93710	3,794	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
790	Settlers Green	2 Common Court	D54	North Conway	NH	03860	4,171	OVP Management	13 Settlers Green		North Conway	NH	03860
791	Northridge Mall	674 Northridge Mall	F6	Salinas	CA	93906	3,840	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
792	New Park Mall	1047 Newpark Mall	1047	Newark	CA	94560	3,012	General Growth	110 N Wacker Dr		Chicago	IL	60606
793	Las Vegas Fashion Outlets	32100 Las Vegas Blvd.	100	Primm	NV	89019	4,200	Talisman Company	1500 San Remo Ave.	Suite 135	Coral Gables	FL	33146
794	Seattle Premium Outlets	10600 Quil Ceda Blvd.	654	Tulalip	WA	98271	2,932	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
795	Solano Mall	1350 Travis Blvd	L9	Fairfield	CA	94533	3,090	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
796	Weberstown Mall	4950 Pacific Ave.	429	Stockton	CA	95207	3,500	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
797	Walnut Square Mall	2150 East Walnut Ave.	55	Dalton	GA	30721	2,901	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
798	Longview Mall	3500 McCann Road	H05A	Longview	TX	75605	3,997	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
799	Foothills Mall	153 Foothills Mall	53	Maryville	TN	37801	3,600	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
800	North Georgia Premium	800 Hwy 400 South	215	Dawsonville	GA	30534	4,014	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
801	Central Mall	200 C Avenue	31	Lawton	OK	73501	3,174	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
802	Galleria at Pittsburgh Mills	373 Pittsburgh Mills Circle	373	Frazer	PA	15084	3,300	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
803	Prien Lake Mall	616 West Prien Lake Road	B04B	Lake Charles	LA	70601	3,760	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
804	Metropolis Mall	2498 Futura Park Way	210	Plainfield	IN	46168	3,300	North Shore Properties	c/o Premier Property USA LLC	5252 E. 82nd St. Suite 300	Indianapolis	IN	46250
805	Volusia Mall	1700 West Int Speedway Blvd	128	Daytona Beach	FL	32114	2,945	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
806	Main Place	2800 N. Main Street	656	Santa Ana	CA	92705	3,100	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
807	Rolling Oaks Mall	6909 North Loop 1604	J10A	San Antonio	TX	78247	2,979	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
809	Bradley Square	200 Paul Huff Parkway	608	Cleveland	TN	37312	3,482	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
810	Gurnee Mills	6170 West Grand Ave.	515	Gurnee	IL	60031	3,818	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
811	Tucson Mall	4500 North Oracle Road	291/292/293	Tucson	AZ	85705	3,198	General Growth	110 N Wacker Dr		Chicago	IL	60606
812	Lakewood Center	372 Lakewood Center	372	Lakewood	CA	90712	3,500	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
813	South Towne Center	10450 South State Street	1250	Salt Lake City	UT	84070	3,000	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
814	Streets at Southpoint	6910 Fayetteville Road	2150	Durham	NC	27713	3,845	General Growth	110 N Wacker Dr		Chicago	IL	60606
815	Auburn Mall	385 South Bridge Street	S180	Auburn	MA	01501	3,510	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
816	Tanger Outlet Park City	6699 North Landmark Drive	K110	Park City	UT	84098	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
817	Horizon Outlet Center	1701 Retherford Street	E005	Tulare	CA	93274	4,000	Horizon Group Properties Inc	PO Box 0510		Muskeegon	MI	49443-0510
818	Glendale Galleria	2187 Glendale Galleria	2187	Glendale	CA	91210	2,864	General Growth	110 N Wacker Dr		Chicago	IL	60606
819	Port Charlotte Town Center	1441 Tamiami Trail	141	Port Charlotte	FL	33948	3,457	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
820	Hot Springs Mall	4501 Central Ave.	B7	Hot Springs	AR	71913	3,849	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
821	The Summit Sierra	13987 South Virginia Street	708	Reno	NV	89511	3,500	Bayer Properties Inc.	2222 Arlington Ave		Birmingham	AL	35205
822	Regency Square	9501 Arlington Expressway	150	Jacksonville	FL	32225	2,863	General Growth	110 N Wacker Dr		Chicago	IL	60606
823	Stonebriar Mall	2601 Preston Road	2154	Frisco	TX	75034	3,242	General Growth	110 N Wacker Dr		Chicago	IL	60606
824	Locust Grove	1000 Tanger Drive	412	Locust Grove	GA	30248	5,300	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
825	Northpark	8687 North Central Expressway	2264	Dallas	TX	75225	3,500	Nasher	8080 N. Central Expressway	Suite 1100	Dallas	TX	75206-1807
826	Horton Plaza	59 Horton Plaza	49	San Diego	CA	92101	4,000	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
827	Pierre Bossier	2950 East Texas Street	87	Bossier	LA	71111	3,412	General Growth	110 N Wacker Dr		Chicago	IL	60606
828	Mall at Turtle Creek	3000 East Highland Drive	405	Jonesboro	AR	72401	3,500	David Hocker	312 Walut Street	14th Floor	Cincinnati	OH	45202-4089
829	Lincoln City	1500 SE East Devils Lake Rd	405	Lincoln City	OR	97367	4,297	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
830	Branson Landing	409 Branson Landing	409	Branson	MO	65616	3,332	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
831	Briarwood Mall	266 Briarwood Circle	G105	Ann Arbor	MI	48108	4,344	Mills Corporation	5425 Wisconsin Ave.	Suite 500	Chevy Chase	MD	20815
832	Shops at Sunset Place	5701 Sunset Drive	B01A	Miami	FL	33143	3,116	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
833	Columbiana	100 Columbiana Circle	1460	Columbia	SC	29212	3,925	General Growth	110 N Wacker Dr		Chicago	IL	60606
834	Westminster Mall	2044A Westminster Mall	2044A	Westminster	CA	92683	4,585	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
835	West Oaks Mall	9401 West Colonial Drive	338	Ocoee	FL	34761	3,504	General Growth	110 N Wacker Dr		Chicago	IL	60606

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
836	Victoria Mall	7800 North Navarro	207	Victoria	TX	77904	3,484	Hull Storey Retail Group	3632 Wheeler Road		Agusta	GA	30909
837	Merced Mall	280 Merced Mall	280	Merced	CA	95348	3,446	Codding Enterprises	PO Box 6655		Santa Rosa	CA	95406-0655
838	Woodburn Company Store	1001 Arney Road	606	Woodburn	OR	97071	4,668	Craig Realty Group	Attn: Manager Lease Admin.	1500 Quail St. Suite 100	Newport Beach	CA	92660
839	Bonita Lakes	1050 Bonita Lake Circle	50	Meridian	MS	39301	2,977	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
840	The Avenue Carriage Crossing	4650 Merchants Park Circle	808	Memphis	TN	38017	3,499	Wilson	Carriage Ave. LLC	2500 Ridge Parkway STE 1600	Atlanta	GA	30334
841	Killeen Mall	2100 South W.S. Young Drive	1412	Killeen	TX	76543	3,089	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
842	Town East	1238 Town East Mall	1238	Mesquite	TX	75150	2,963	General Growth	110 N Wacker Dr		Chicago	IL	60606
843	Willowbend	6121 West Park Blvd	C118	Plano	TX	75093	3,416	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
844	Coloinal Mall Glynn Place	100 Mall Blvd	0	Brunswick	GA	31525	3,200	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
845	Oakbrook Center	532 Oakbrook Center	532	Oakbrook	IL	60523	2,990	General Growth	110 N Wacker Dr		Chicago	IL	60606
846	Visalia Mall	2221 South Mooney Blvd	1815	Visalia	CA	93277	4,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
847	Gonzales Outlet Center	2400 Tanger Blvd	158	Gonzales	LA	70737	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
848	Rosedale Shopping Center	2000 Rosedale Center	840	Minneapolis	MN	55113	3,390	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
849	Magic Valley Mall	1485 Poleline Road East	263	Twin Falls	ID	83301	3,412	Woodbury Corporation	2733 E. Parley's Way	Suite 300	Salt Lake City	UT	84109-1662
850	Galleria at Sunset	1300 West Sunset Road	2725	Henderson	NV	89014	3,593	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
851	Fair Oaks	2120 25th Street	G102	Columbus	IN	47201	2,854	Veritas Realty	930 E. 66th Street		Indianpolis	IN	46220
852	Grand Teton Mall	2300 East 17th Street	1229	Idaho Falls	ID	83404	4,000	General Growth	110 N Wacker Dr		Chicago	IL	60606
853	Mesilla Valley Mall	700 South Telshor	1502	Las Cruces	NM	88011	3,968	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
854	Irving Mall	3732 Irving Mall Dr.	E07	Irving	TX	75062	3,974	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
855	Capitola Mall	1855 41st Street	G01	Capitola	CA	95010	3,415	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
856	Jordan Landing Strip	7138 South Plaza Center Drive	Suite A	West Jordan	UT	84084	3,798	Foursquare Properties	5850 Avenida Encinas	Suite A	Carlsbad	CA	92008
857	Red Cliffs Mall	1770 E. Red Cliffs Drive	1113	St. George	UT	84790	3,802	General Growth	110 N Wacker Dr		Chicago	IL	60606
858	Bayshore	5789 North Bayshore Drive	L109	Milwaukee	WI	53217	3,510	Steiner and Associates, Inc.	4016 Townsfair Way	Suite 201	Columbus	OH	43219
859	Commerce II	800 Steven B. Tanger Blvd	111	Commerce	GA	30529	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
860	Fashion Place	6191 South State Street	331	Murray	UT	84107	3,671	General Growth	110 N Wacker Dr		Chicago	IL	60606
861	West Oaks Mall	1000 West Oaks Mall	321	Houston	TX	77082	3,652	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
862	Waterford Lakes Town Center	653 North Alafaya Trail	P11	Orlando	FL	32828	3,127	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
863	Brea Mall	2065 Brea Mall	2065	Brea	CA	92821	3,365	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
864	Lloyd Center	1225 Lloyd Center	1225	Portland	OR	97232	4,060	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
865	Columbia Center	1321 North Columbia Ctr Blvd	441	Kennewick	WA	99336	3,361	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
866	Willowbrook Mall	1028 Willowbrook Mall	1028	Houston	TX	77070	3,246	General Growth	110 N Wacker Dr		Chicago	IL	60606
867	Oak Park Mall	11401 West 95th Street	43	Overland Park	KS	66214	3,316	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
868	Merritt Square	777 East Merritt Island Cswy	F19 / 19A	Merritt Island	FL	32952	3,650	Thor Merritt Square	139 Fifth Ave		New York	NY	10010
869	Mall at Stonecrest	2929 Turner Hill Road	1680	Atlanta	GA	30038	3,200	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
870	Outlets at Hershey	124 Outlet Square	83-85	Hershey	PA	17033	4,000	FSH Associates	120 North Pointe Blvd	Suite 301	Lancaster	PA	17601
871	Shops at Montage	2531 Shoppes Blvd	2531	Moosic	PA	18507	3,500	Jeffery R. Anderson Realty	Rookwood Tower	3805 Edwards Rd Suite 700	Cincinnati	OH	45209-1955
872	Round Rock Premium Outlets	4401 North IH 35	823	Round Rock	TX	78664	3,800	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
873	Coconut Point	23141 Fashion Drive	L15	Bonita Springs	FL	33928	3,176	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
874	Gulfview Square	9409 US Highway 19	259	Port Richey	FL	34655	3,650	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
875	Village at Sandhill	486-5 Town Center Place	M-105	Columbia	SC	29229	3,804	Hill Partners	Village at Sandhill, LLC	10 Flintlake Rd.	Columbia	SC	29223
876	Pinnacle Hills Promenade	2203 South 45th Street	3140	Rogers	AR	72758	3,690	General Growth	110 N Wacker Dr		Chicago	IL	60606
877	Green Oaks Village	9620 Village Place Blvd	0	Brighton	MI	48116	3,500	Lormax	6755 Daly Road		West Bloomfield	MI	48322
878	Shops at Fallen Timber	3100 Main Street	1335	Maumee	OH	43537	3,545	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
879	Greene Town Center	4465 Glengarry Drive	C102	Dayton	OH	45430	2,898	Steiner and Associates, Inc.	4016 Townsfair Way	Suite 201	Columbus	OH	43219
880	Topanga Plaza	6600 Topanga Canyon Blvd	2004	Canoga Park	CA	91303	3,907	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
881	Miromar Outlet	10801 Corkscrew Rd Suite 510	628	Estero	FL	33928	4,000	Mirormar	10801 Corkscrew Road	Suite 305	Estero	FL	33928
882	Rio Grand Premium Outlets	5001 East Expressway 83	605	Mercedes	TX	78570	9,371	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
883	Southgate Mall	2901 Brooks Street	J-3A	Missoula	MT	59801	3,057	Southgate Mall Associates	C?O Lambros Real Estate	3011 American Way	Missoula	MT	59808
884	International Plaza	2223 North West Shore Blvd	118	Tampa	FL	33607	4,000	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
885	Lake Buena Vista	15555 S. Apopka Vineland Rd	H-2	Orlando	FL	32821	4,000	Lake Buena Vista Joint Venture	1725 University Drive	Suite 450	Coral Springs	FL	33071
886	Prime Outlets Gulfport	10310 Factory Shops Blvd	310	Gulfport	MS	39503	4,847	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
887	Prime Outlets Hillsboro	104 I-35 NE	160-A	Hillsboro	TX	76645	4,014	Craig Realty Group - Anthem, LP	4100 Macarthur	Suite 200	Newport Beach	CA	92660
888	Mall Del Norte	5300 South Dario	159	Laredo	TX	78041	3,800	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
889	Pinnacle at Tutwiler Farm	5048 Pinnacle Square	930	Trussville	AL	35173	3,480	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
890	Leesburg Premium Outlet	241 Fort Evan Rd NE	1625	Leesburg	VA	20176	3,467	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
891	Prime Outlets Queenstown	416 Outlet Center Drive	B030/031	Queenstown	MD	21658	4,000	Simon Property Group	225 West Washington Street		Indianapolis	IN	46204
892	Arden Fair	1689 Arden Way	2104	Sacramento	CA	95815	2,867	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
893	Southlake TC	251 Grand Ave	251	Southlake	TX	76092	3,365	SLTS Grand Ave, LP	1256 Main Street	Ste 240	Southlake	TX	76092
894	Sacramento Gateway	3648 North Freeway Blvd	V4-E	Sacramento	CA	95815	3,500	PRISA Arbor Lakes, LLC	Two Prudential Plaza	180 North Stetson Avenue Suite 3275	Chicago	IL	60601
895	Lebanon Premium Outlets	315 Outlet Viallage Blvd	315	Lebanon	TN	37090	3,759	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
896	Tanger Outlet Myrtle Beach	10843 Kings Road	655	Myrtle Beach	SC	29572	3,490	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
897	Galleria Centerville	2922 Watson Blvd	250	Centerville	GA	31028	3,056	Zamias	300 Market Street		Johnstown	PA	15901
898	Oak Hollow	921 Eastchester Drive	1120/1130	High Point	NC	27262	3,109	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
899	Aiken Mall	2441 Whiskey Road	335	Aiken	SC	29803	2,989	Veritas Realty	930 E. 66th Street		Indianpolis	IN	46220
900	Town Center at Otay Ranch	2015 Birch Road	215	Chula Vista	CA	91915	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
901	Randolph Mall	345 Randolph Mall	E8	Asheboro	NC	27203	3,653	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
902	Brazos Mall	100 Highway 332 West	1544	Lake Jackson	TX	77566	3,537	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
903	Manassas Mall	8300 Sudley Road	19	Manassas	VA	20109	3,400	Vornado	210 Route 4 East		Paramus	NJ	07652
904	Promenade at Bolingbrook	623 East Boughton Road	820	Bolingbrook	IL	60440	3,600	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
905	The Outlet Shoppes at Oshkosh	3001 South Washburn Street	C010	Oshkosh	WI	54904	3,500	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
906	Supermall	1101 Supermall Way	211	Auburn	WA	98001	4,633	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
907	Tanger Outlets Tilton	120 Laconia Road	303	Tilton	NH	03276	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
908	Pembroke Lakes Mall	11401 Pines Blvd	638	Pembroke Pines	FL	33026	4,064	General Growth	110 N Wacker Dr		Chicago	IL	60606
909	Puente Hills	1600 South Azuza Ave.	145	Industry	CA	91748	3,419	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
910	Cache Valley	1300 North Main	1136	Logan	UT	84341	3,253	General Growth	110 N Wacker Dr		Chicago	IL	60606
911	Chesapeake Square	Chesapeake Square	838	Chesapeake	VA	23321	3,568	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
912	Cottonwood Mall	10000 Coors Blvd. NW	C205B	Albuquerque	NM	87114	3,025	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
913	Plaza at West Covina	466 Plaza Drive	466	West Covina	CA	91790	3,269	Westfield	11601 Wilshire Blvd, 12th Floor		Los Angeles	CA	90025
914	Shawnee Mall	4901 N. Kickapoo Street	1024-B	Shawnee	OK	74804	3,824	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
915	Antelope Valley	1233 Rancho Vista Blvd	133	Palmdale	CA	93551	3,088	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
916	Cascade Mall	456 Cascade Mall Drive	D08	Burlington	WA	98233	3,441	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
917	Eagle Ridge	430 Eagle Ridge Drive	538	Lake Wales	FL	33859	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606
918	Westside Pavilion	10800 West Pico Blvd.	349	Los Angeles	CA	90064	3,858	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
919	Valley Mall	2529 Main Street	B-07	Yakima	WA	98903	3,680	Valley Mall LLC	7455 SW Bridgeport Rd.	Suite 205	Tigard	OR	97224
920	Hickory Point	1145 Hickory Point Mall	1145	Forsyth	IL	62535	3,500	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
921	Prime Outlets Orlando	4975 International Drive	C309	Orlando	FL	32819	4,494	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
922	San Tan Village	2200 East Williams Field Road	656	Gilbert	AZ	85296	3,593	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
923	Shops at Wiregrass	28210 Paseo Drive	135	Wesley Chapel	FL	33544	3,393	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
924	Tanger Outlets Lancaster	905 Stanley K Tanger Blvd	905	Lancaster	PA	17602	3,910	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
925	The Outlet Shoppes at El Paso	7051 South Desert Blvd	A-167	Canutillo	TX	79935	4,400	Horizon Group Properties Inc	PO Box 0510		Muskeegon	MI	49443-0510
926	Ave Webb Gin	1350 Scenic Highway	412	Snellville	GA	30078	3,467	Cousins	191 Peachtree Street NE	Suite 3600	Atlanta	GA	30303-1740
927	Town Square Las Vegas	6611 Las Vegas Blvd South	A146	Las Vegas	NV	89119	3,318	Turnberry Associates	19501 Biscayne Blvd.	Suite 400	Aventura	FL	33180
929	Las Palmas Marketplace	11917 Gateway West	A-2	El Paso	TX	79936	3,500	ADD Holdings	5823 N. Mesa	Suite 195	El Paso	TX	79912
930	Mesa Mall	2424 US Highways 6 & 50	224	Grand Junction	CO	81505	3,652	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
931	Tempe Marketplace	2000 East Rio Salado Parkway	I-2	Tempe	AZ	85281	3,508	Vestar Development	2425 E. Camelback Road	Suite 750	Phoenix	AZ
932	Pinnacle at Turkey Creek	11311 Parkside Drive	1210	Knoxville	TN	37934	3,267	Colonial Properties	2101 6th Ave N	Ste 750	Birmingham	AL	35202
933	Hamburg Pavilion	2312 Sir Barton Way	190	Lexington	KY	40509	4,000	Thomas	Fourth Quarter Properties VII	45 Ansley Drive	Newnan	GA	30263
934	The Loop	3220 North John Young Pkwy	B-17	Kissimmee	FL	34741	3,353	Wilder	800 Boylston Street	Suite 1300	Boston	MA	02199
935	Prime Outlets Lee	250 Prime Outlets Blvd	E250	Lee	MA	01238	4,382	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
936	Allen Premium Outlets	820 West Stacy Road	208	Allen	TX	75013	4,066	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
937	The Block at Orange	20 City Blvd West	121	Orange	CA	92868	3,400	Simon Property Group	225 W Washington St		Indianapolis	IN	46204-3438
938	Las Vegas Outlet	7400 Las Vegas Blvd South	15	Las Vegas	NV	89123	4,214	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
940	Town Center Plaza	5029 West 117th Street	3200	Leawood	KS	66211	4,000	DDR	c/o Developers Diversified Realty	3300 Enterprise Pkwy	Beachwood	OH	44122
941	Gateway Station	12900 South Freeway	M4	Burleson	TX	76028	3,225	Kimco Realty	PO Box 5678		Lutherville	MD	21094-5678
942	Pacific View Mall	3301 East Main Street	2367	Ventura	CA	93003	3,683	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
943	Country Club Mall	1262 Vocke Road	444	LaValle	MD	21502	3,600	JJ Gumberg	1051 Brinton Road	Brinton Executive Center	Pittsburgh	PA	15221
944	Midland Mall	4511 N. Midkiff Drive	F05	Midland	TX	79705	5,672	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
945	The Shops at Highland Village	1700 Cottonwood Creek	130	Highland Village	TX	75077	3,212	Shops at Highland Village Developers	c/o Regency Realty Group	121 West Forsyth St. STE 200	Jacksonville	FL	32202
946	Burr Ridge Town Center	535 Willage Center Drive	350	Burr Ridge	IL	60527	3,052	NorthMarq Real Estate Services LLC	701 Village Center Drive		Burr Ridge	IL	60527
947	Cumberland Mall	1341 Cumberland SE	218	Atlanta	GA	30339	3,591	General Growth	110 N Wacker Dr		Chicago	IL	60606
948	South Park Mall	2310 SW Military Drive	202	San Antonio	TX	78224	3,500	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
949	Colonie Center	131 Colonie Center	433	Albany	NY	12205	3,500	Feldman	2201 E. Cameback Rd.	STE 350	Phoenix	AZ	85016
950	West County Mall	33 West County Center	1065	Des Peres	MO	63131	4,160	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
951	Harrisburg Mall	3501 Paxton Street	J8A	Harrisburg	PA	17111	4,596	Feldman	2201 E. Cameback Rd.	STE 350	Phoenix	AZ	85016
952	Short Pump T/C	11800 West Broad Street	2028	Richmond	VA	23233	2,825	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
953	Prime Outlets at Pismo Beach	333 Five Cities Drive	A017	Pismo Beach	CA	93449	3,500	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
954	Meadowood Mall	5330 Meadowood Mall	D-108	Reno	NV	89502	4,000	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
955	Riverdale Village	12768 Riverdale Blvd	103	Coon Rapids	MN	55448	3,333	DDR	c/o Developers Diversified Realty	3300 Enterprise Pkwy	Beachwood	OH	44122
956	The Shops at Centerra	5971 Sky Pond Drive	C-142	Loveland	CO	80538	3,960	Poag & McEwen	Centerra Lifestyle Center LLC	6410 Poplar Ave. Ste 850	Memphis	TN	38119
957	Village at Stone Oak	22602 US 281 North	108	San Antonio	TX	78259	3,405	DDR	c/o Developers Diversified Realty	3300 Enterprise Pkwy	Beachwood	OH	44122
958	Hill Country Galleria	12700 Hill Country Blvd	S-115	Bee Cave	TX	78738	3,727	Reit Management & Research LLC	12912 Hill Country Blvd.	Suite F-250	Bee Cave	TX	78738
959	North Hanover Mall	1155 Carlisle Street	526	Hanover	PA	17331	4,326	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
960	The Orchard Town Center	14697 Delaware St.	300	Westminster	CO	80020	3,427	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
961	Sunset Mall	4001 Sunset Drive	1032	San Angelo	TX	76904	3,587	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
962	Warwick Mall	400 Bald Hill Road	B125	Warwick	RI	02886	5,848	Warwick Mall LLC	c/o Bliss Properties Inc.	PO Box 2513	Providence	RI	02906-0513
963	Tanger Barstow	2796 Tanger Way Suite 345	345	Barstow	CA	92311	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
964	Uptown Village at Cedar Hill	305 West FM 1382	508	Cedar Hill	TX	75104	3,550	MG Herring Group	5710 LBJ Freeway	Suite 450	Dallas	TX	75240
965	The District	11560 S. District Main Dr.	0	South Jordan	UT	84047	4,000	Boyer Company	90 South 400 West	Suite 200	Salt Lake City	UT	84101
966	Shoppes at River Crossing	5080 Riverside Drive	308	Macon	GA	31210	3,509	General Growth	110 N Wacker Dr		Chicago	IL	60606
967	Commons at Federal Way	1917 S. Commons Way	0	Federal Way	WA	98003	3,417	Steadfast	4343 Von Karman	Ste 300	Newport Beach	CA	92660
968	Promenade at Casa Grande	1269 N. Promenade Pkwy	101	Casa Grande	AZ	85230	3,500	WPP	WP Casa Grande Retail LLC	C/o WDP Partners 11411 N. Tatum Blvd.	Phoenix	AZ	85028
969	Avenue Forsyth	410 Peachtree Drive	4154	Cumming	GA	30041	3,200	Cousins	191 Peachtree Street NE	Suite 3600	Atlanta	GA	30303-1740
970	La Palmera	5488 S. Padre Island Drive	1030	Corpus Christi	TX	78411	3,826	Padre Staples LLC	PS Mall LP d/b/a Padre Staples Mall	5488 Padre Island Drive	Corpus Christi	TX	78411
971	Shadow Lake Towne Center	7775 Olson Drive	S-115	Papillon	NE	68046	3,553	Red Development	One East Washington	Suite 300	Phoenix	AZ	85004
972	Pier Park	204 Bluefish Drive	G130	Panama City Beach	FL	32413	3,599	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
973	Hamilton Town Center	13976 Town Center Blvd.	700	Noblesville	IN	46060	3,500	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
974	Gallatin Valley Mall	2825 West Main Street	4-E1	Bozeman	MT	59718	3,000	Gallatin Mall Group LLC	PO Box 80510		Billings	MT	59108-0510
975	West Shore Plaza	306 Westshore Plaza	A.2	Tampa	FL	33609	3,397	Glimcher Properties Ltd	20 S Third St		Columbus	OH	43215
976	Chambersburg Mall	3055 Black Gap Road	630	Chambersburg	PA	17201	3,904	Preit-Rubin	The Bellevue	200 S Broad St	Philadelphia	PA	19102
977	Broward Mall	8000 West Broward Boulevard	1717	Plantation	FL	33388	3,700	Westfield	11601 Wilshire Blvd, 12th Floor		Los Angeles	CA	90025
978	Stonewood Center	251 Stonewood Street	B-43	Downey	CA	90241	3,837	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
979	Southcenter	2626 Southcenter Mall	2826	Tukwila	WA	98188	3,880	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
980	Pearland T/C	11200 Broadway	310	Pearland	TX	77584	3,800	CBL & Associates	One Park Pl	6148 Lee Hwy, Ste 300	Chattanooga	TN	37421
981	Bay Terrace	212-01 26th Ave & Bell Blvd.	212-01/05	Bayside	NY	11360	4,140	Cord Meyer Development	111-15 Queens Boulevard		Forest Hills	NY	11375
982	Montebello Town Center	2119 Montebello TC Drive	CU 111/112	Montebello	CA	90640	3,232	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
983	Patriot Place	263 Patriot Place	TS J7	Foxboro	MA	02035	3,510	Kraft Group	NPP Development LLC Gillette Stadium	One Patriot Place	Foxborough	MA	02035
984	Streets of Brentwood	2535 Sand Creek Road	124	Brentwood	CA	94513	3,300	Continental Real Estate Companies	150 East Broad Street	Suite 800	Columbus	OH	43215
985	Galleria at Roseville	1151 Galleria Parkway	2265	Roseville	CA	95678	3,500	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
986	Everett Mall	1402 SE Everett Mall Way	175	Everett	WA	98208	3,617	Steadfast	4343 Von Karman	Ste 300	Newport Beach	CA	92660
987	Southpark Mall	4400 Sharon Road	K15	Charlotte	NC	28211	3,659	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
988	Dogwood Festival	106 Dogwood Blvd	G-4	Flowood	MS	39232	4,500	Aronov Realty Management	3500 Eastern Blvd.		Montgomery	AL	36116-1781
989	Westland Shopping Center	35000 West Warren	731	Westland	MI	48185	3,898	Jones Lang LaSalle	200 East Randolph Drive		Chicago	IL	60601
990	The Oaks	222 W. Hillcrest Drive	E-123	Thousand Oaks	CA	91360	3,016	Macerich	The Oaks	225 W. Hillcrest Drive	Thousand Oaks	CA	91360
991	Victoria Gardens	12394 Southmain Street	1130	Rancho Cucamonga	CA	91739	3,677	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
992	Arboretum of South Barrington	100 W. Higgins Road	H-22	South Barrington	IL	60010	3,520	Arboretum of South Barrington LLC	c/o the Jaffe Companies	400 Skokie Blvd. Suite 405	Northbrook	IL	60062
993	Downtown Plaza	545 L Street	2039	Sacramento	CA	95814	2,915	Westfield	11601 Wilshire Blvd, 12th Floor		Los Angeles	CA	90025
994	Moreno Valley Mall	22500 Town Circle	1156	Moreno Valley	CA	92553	3,610	Cushman & Wakefield of California, Inc	601 S. Figueroa Street	47th Floor	Los Angeles	CA	90017-5752
995	Burbank Town Center	201 East Magnolia Blvd.	210	Burbank	CA	91501	3,926	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
996	Water Tower Place	835 North Michigan Avenue	620	Chicago	IL	60611	4,061	General Growth	110 N Wacker Dr		Chicago	IL	60606
997	Oklahoma Factory Shops	7628 W. Reno Ave	A130	Oklahoma	OK	73127	4,430	Horizon Group Properties	5000 Hakes Drive	Suite 500	Muskegon	MI	49441
999	Oakwood Center	197-33 W. Bank Expressway	1075	Gretna	LA	70056	3,052	General Growth Properties	Oakwood Center	110 N. Wacker Drive	Chicago	IL	60606
1010	The Meadows	20 Meadows Circle Drive	204	Lake St. Louis	MO	63367	3,348	Davis Street Land Co.	622 Davis Street	Suite 200	Evanston	IL	60201
1012	Ashley Park	406 Newnan Crossing Bypass	406	Newnan	GA	30265	3,470	Thomas	Fourth Quarter Properties VII	45 Ansley Drive	Newnan	GA	30263
1013	Aspen Grove	7301 South Sante Fe Drive	620	Littleton	CO	80120	3,870	DDR	c/o Developers Diversified Realty	3300 Enterprise Pkwy	Beachwood	OH	44122
1014	Eastridge Mall	601 SE Wyoming Blvd.	1176	Casper	WY	82609	3,431	General Growth	110 N Wacker Dr		Chicago	IL	60606
1015	Ocean City Outlets	12741 Ocean Gateway	302	Ocean City	MD	21842	3,500	Cordish Company	601 East Pratt St.	6th Floor	Baltimore	MD	21202
1016	Carolina Premium Outlet	1209 Industrial Park Drive	550	Smithfield	NC	27577	4,100	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1017	Folsom Premium Outlets	13000 Folsom Boulevard	801	Folsom	CA	95630	3,808	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1018	Vacaville Premium Oulet	321 Nut Tree Road	331 B	Vacaville	CA	95687	4,500	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1019	Village at Riverstone	2037 North Main Street	B-107	Coeur D'Alene	ID	83814	3,524	Riverstone Center East	Village at Riverstone c/o Bryan Stone	104 South Division	Spokane	WA	99202
1020	Greendale Mall	7 Neponset Street	W218	Worcester	MA	01606	3,805	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1021	Promenade at Chenal	17821 Chenal Parkway	D-111	Little Rock	AR	72223	3,456	Red Development	One East Washington	Suite 300	Phoenix	AZ	85004
1022	The Shoppes at Chino Hill	13850 City Center Drive	5060	Chino Hills	CA	91709	3,859	PM Realty Group	18201 Von Karman Avenue	Suite 200	Irvine	CA	92612
1023	Philadelphia Premium Outlet	18 West Lightcap Road	645	Pottstown	PA	19464	3,894	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1024	Houston Premium Outlet	29300 Hempstead Road	701	Houston	TX	77433	4,692	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1025	McCain Mall	3929 McCain Blvd.	J01-FB	N. Little Rock	AR	72116	3,393	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1026	St John's Town Center	10281 Midtown Parkway	D31	Jacksonville	FL	32246	4,400	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1027	The Waterfront	235 West Bridge Street	5	Homestead	PA	15120	3,529	DDR	c/o Developers Diversified Realty	3300 Enterprise Pkwy	Beachwood	OH	44122
1028	Cambridgeside Galleria	100 CambridgeSide Place	E318	Cambridge	MA	02141	5,200	NE Development	c/o UBS Realty Investors LLC	242 Trumbull Street	Hartford	CT	06103-1212
1029	Valle Vista	2020 S. Expressway 83	B13	Harlingen	TX	78552	4,500	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1030	Shops at Lake Havasu	5601 North State Route 95	814	Lake Havasu	AZ	86404	3,475	Wolford Development	412 Georgia Avenue	Suite 200	Chattanooga	TN	37403-1845
1032	Simi Valley Town Center	1555 Simi Valley Town Center Way	730	Simi Valley	CA	93065	4,083	Walton Simi Investors VI, LLC	900 N. Michigan Avenue	Suite 1900	Chicago	IL	60611
1033	Beachwood Place	26300 Cedar Road, Suite 2160	2320	Beachwood	OH	44122	3,019	General Growth	110 N Wacker Dr		Chicago	IL	60606

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
1034	Northfield Square	1600 North U.S. Route 50	358A	Bourbonnais	IL	60914	4,500	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1035	Pine Ridge Mall	4155 Yellowstone Highway	1250	Chubbuck	ID	83202	3,117	General Growth	110 N Wacker Dr		Chicago	IL	60606
1036	Redmond Town Center	16571 NE 74th Street	F-235	Redmond	WA	98052	3,551	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
1038	Centralia Outlets	1322 Lum Road	1322	Centralia	WA	98531	5,045	Prism	1145 Broadway	Suite 1300	Tacoma	WA	98402
1039	Park Meadows	8505 Park Meadows Center Drive	2340	Lone Tree	CO	80124	3,323	General Growth	110 N Wacker Dr		Chicago	IL	60606
1040	Lodi Station Outlet	9911 Avon Lake Road	480	Burbank	OH	44214	3,994	Gilad Development	5959 Topanga Canyon Blvd.	Suite 285	Woodland Hill	CA	91367
1041	Crocker Park	254 Crocker Park Bvld.	1005	Westlake	OH	44145	3,400	Stark Enterprises	1350 West Third Street		Cleveland	OH	44113
1042	Premier Center	3424 Hwy 190	0	Mandeville	LA	70471	5,000	Stirling Properties	109 Northpark Blvd.	Suite 300	Covington	LA	70433
1043	Foothills Mall	7401 North La Cholla Blvd	179	Tuscon	AZ	85741	4,000	Feldman	2201 E. Cameback Rd.	STE 350	Phoenix	AZ	85016
1046	Jersey Shore Premium Outlets	One Premium Outlets Blvd	211	Tinton Falls	NJ	07753	3,500	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1047	Tanger Outlets Washington	2200 Tanger Blvd	955	Washington	PA	15301	5,293	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
1048	Ala Moana Center	1450 Ala Moana Blvd	3053	Honolulu	HI	96814	4,856	General Growth	110 N Wacker Dr		Chicago	IL	60606
1049	Cincinnati Premium Outlets	874 Premium Outlet Drive	874	Monroe	OH	45050	3,937	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1051	Jackson Premium Outlets	537 Monmouth Road	304	Jackson	NJ	08527	3,405	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1052	Shops at Mission Viejo	555 Shops at Mission Viejo	740A	Mission Viejo	CA	92691	3,852	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1053	Sunrise Mall	6041 Sunrise Mall	E15	Citrus Heights	CA	95610	3,343	Steadfast	4343 Von Karman	Ste 300	Newport Beach	CA	92660
1055	Animas Valley Mall	4601 East Main	385	Farmington	NM	87402	4,007	General Growth	110 N Wacker Dr		Chicago	IL	60606
1056	Tanger Outlets Nags Head	7100 South Croatan Hwy.	69	Nags Head	NC	27959	3,308	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
1057	Windward Mall	46-056 Kamehameha Highway	M08	Kaneohe	HI	96744	3,006	General Growth	110 N Wacker Dr		Chicago	IL	60606
1059	Outlets at Anthem	4250 West Anthem Way	125	Phoenix	AZ	85086	4,733	Craig Realty Group - Anthem, LP	4100 Macarthur	Suite 200	Newport Beach	CA	92660
1060	Village of Rochester Hills	160 N. Adams Road	B-162	Rochester Hills	MI	48309	3,597	Meadowbrook Associates, LLC	350 North Old Woodward Avenue	Suite 300	Birmingham	MI	48009
1061	The Gardens Mall	3101 PGA Blvd	N-217	Palm Beach	FL	33410	4,118	Forbes / Cohen Florida Properties LP	100 Galleria Officentre	STE 427	Southfield	MI	48037
1062	Peninsula Town Center	2507 McMenamin St.	G106	Hampton	VA	23666	3,641	Steiner and Associates, Inc.	4016 Townsfair Way	Suite 201	Columbus	OH	43219
1063	Culver City Mall	6000 Sepulveda Blvd.	Suite 2161	Culver City	CA	90230	3,556	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
1064	34th Street	15 West 34th Street	0	New York	NY	10001	5,194	15 West 34th Street, LLC	15 West 34th Street		New York	NY	10110
1067	Dimond Center	800 E. Dimond Blvd	DC 110	Anchorage	AK	99515	3,729	Dimond Center Holdings	800 East Dmond Blvd.		Anchorage	AK	99515
1068	Anchorage 5th Ave	320 W. 5th Avenue	D46A	Anchorage	AK	99501	3,305	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1069	Old Orchard	4999 Old Orchard Center, Unit K16	L5	Skokie	IL	60077	3,112	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
1070	Shoppes at North Brunswick	541 Shoppes Blvd	E5	North Brunswick	NJ	08902	3,635	Stanberry	328 Civic Center Drive		Columbus	OH	43215
1071	Outlet Shoppes at Fremont	6245 North Old 27	E090	Fremont	IN	46737	4,026	Horizon Group Properties	5000 Hakes Drive	Suite 500	Muskegon	MI	49441
1072	Lenox Square	3393 Peachtree Rd NE	2022A	Atlanta	GA	30326	4,102	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1073	Wisconsin Dells Outlet	210 N. Gasser Road	391	Baraboo	WI	53913	4,608	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
1074	Outlets at Silverthorne	125-I Stephans Way Red Village	R310	Silverthorne	CO	80498	4,269	Craig Realty Group - Anthem, LP	4100 Macarthur	Suite 200	Newport Beach	CA	92660
1075	The Falls	8888 SW 136th St.	170	Miami	FL	33176	4,499	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1076	Laurel Park	37568 West 6 Mile Rd.	490	Livonia	MI	48152	4,251	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
1077	Somerset North	2800 W. Big Beaver Road	Y307	Troy	MI	48084	4,304	Somerset Collection Limited Partnership	100 Galleria Officentre	Suite 427	Southfield	MI	48304
1079	The Domain	11010 Domain Dr.	V05	Austin	TX	78757	3,691	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1080	San Francisco Center	845 Market St.	223	San Francisco	CA	94103	4,181	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
1081	Pearl Ridge Mall	98-1005 Moanalua Rd.	158	Honolulu	HI	96701	2,849	BRE/Pearlridge LLC	180 East Broad Street	21st Floor	Columbus	OH	43215
1082	Harlem Irving Plaza	4154 E. North Harlem Ave.	146	Norridge	IL	60706	3,409	Harlem Irving LLC	c/o The Harlem Irving Properties	4104 North Harlem Avenue	Norridge	IL	60706
1083	Washington Square Mall	9677 SW Washington Square Rd	C-05	Portland	OR	97223	4,131	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
1084	Marketplace at Augusta	2 Stephen King Drive	B260	Augusta	ME	04330	3,508	WS Development	1330 Boylston Street		Chestnut Hill	MA	02467
1085	Alamance Crossing	1050 Piper Lane	N1	Burlington	NC	27215	3,974	CBL & Assoc. Mgmt.	CBL Center Suite 500	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
1086	Florida Keys Outlet Center	250 East Palm Dr.	210	Florida City	FL	33034	3,482	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1087	Westfarms Mall	148 Westfarms Mall	F108	Farmington	CT	06032	4,002	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
1088	Westland Mall	1685 W. 49th St	1116	Hialeah	FL	33012	3,238	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
1089	Citadel Outlets	100 Citadel Dr.	650	Commerce	CA	90040	4,009	Craig Realty Group	1500 Quail Street	Suite 100	Newport Beach	CA	92660
1090	Town Center at Boca Raton	6000 West Glades Road, Suite #1035	1035	Boca Raton	FL	33431	3,785	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
1091	Mercer Mall	261 Mercer Mall Rd.	640&645	Bluefield	WV	24605	4,281	Regional Malls LLC	PO Box 1127		Henderson	KY	42419
1092	Perimeter Mall	4400 Ashford Dunwoody Road	1695	Atlanta	GA	30346	3,756	General Growth	110 N Wacker Dr		Chicago	IL	60606
1093	Fulton Street	472-474 Fulton St.	472-474 Fulton St.	Brooklyn	NY	11201	18,224	474 Fulton Owner LLC	500 FIfth Avenue	54th Floor	New York	NY	10110
1095	Gilroy Premium Outlets	8375 Arroyo Circle	A054	Gilroy	CA	95020	3,922	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
1096	Tanger Outlets Tuscola	D400 Tuscola Blvd. Box 4045	A11	Tuscola	IL	61953	3,508	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
1097	Bellevue Square	230 Bellevue Square	238	Bellevue	WA	98004	3,270	Bellevue Square LLC	PO Box 908		Bellevue	WA	98009
1098	The Shops at Grand River	6200 Grand River Blvd. East	424	Birmingham	AL	35094	4,000	Leeds Retail Center LLC	3660 Grandview Parkway	Suite100	Birmingham	AL	35243
1100	The Mall at Green Hills	2126 Abbott Martin Road	190	Nashville	TN	37215	3,620	Davis Street Land Co.	622 Davis Street	Suite 200	Evanston	IL	60201
1101	North Riverside Park	7501 Cermak Road	H3	North Riverside	IL	60546	3,351	The Feil Organization	370 7th Avenue	#618	New York	NY	10001
1102	Promenade at Temecula	40820 Winchester Rd.	2330	Temecula	CA	92591	3,433	Forest City Enterprises	50 Public Square	Suite 1160	Cleveland	OH	44113
1103	Tanger Outlets Blowing Rock	200 Shoppes on the Parkway Rd	18	Blowing Rock	NC	28605	3,540	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
1104	Southland Mall	20505 S. Dixie Highway	1155	Cutler Bay	FL	33189	3,660	Gumberg Asset Mgmt. Corp.	3200 North Federal Highway		Ft. Lauderdale	FL	33306
1105	Fashion Outlets of Santa Fe	8380 Cerillos Rd	448	Santa Fe	NM	87505	4,036	Talisman Companies	4000 Ponce de Leon Blvd.	Suite 420	Coral Gables	FL	33146

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
1515	Times Square	1515 Broadway	1515 Broadway	New York	NY	10032	18,877	1515 Broadway Fee Owner LLC	420 Lexington Avenue		New York	NY	10170

PS Stores
3211	Willowbrook Mall	1444 Willowbrook Mall	1380	Wayne	NJ	07470	3,088	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
3212	Palisades Center	3700 Palasades Center Dr.	C303	West Nyack	NY	10994	3,500	Pyramid	Palisades Center
3213	Staten Island Mall	2655 Richmond Avenue	247A	Staten Island	NY	10314	2,661	General Growth	110 N Wacker Dr		Chicago	IL	60606
3214	Danbury Fair Mall	7 Backus Avenue	B-209	Danbury	CT	06810	3,022	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
3215	The Shops at the Las Americas	4141 Camino De La Plaza	474	San Ysidro	CA	92173	4,475	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
3216	Freehold Raceway Mall	3710 Route 9	C-230	Freehold	NJ	07728	3,481	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
3217	Shoppes at North Brunswick	541 Shoppes Blvd.	F	North Brunswick	NJ	08902	2,597	Stanberry	328 Civic Center Drive		Columbus	OH	43215
3218	Promenade at Sagemore	500 Route 73 South	A23	Marlton	NJ	08053	3,078	Sagemore Management Company LLC	6000 Sagemore Drive	6301	Marlton	NJ	08053
3219	Woodbridge Center	250 Woodbridge Center Drive	2302	Woodbridge	NJ	07095	3,094	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
3220	Cherry Hill Mall	2000 Rt. 38	1415	Cherry Hill	NJ	08002	3,283	PREIT Rubin	Cherry Hill Mall
3221	Bridgewater Commons	400 Commons Way	3290	Bridgewater	NJ	08807	3,300	General Growth Properties	110 North Wacker Drive		Chicago	IL	60606
3222	Mall of America	118 North Garden	N118	Bloomington	MN	55425	4,056	MOAC Mall Holdings LLC	60 East Broadway		Bloomington	MN	55425-5550
3223	Queens Center	90-15 Queens Boulevard	1068	Elmhurst	NY	11373	3,842	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
3224	Manhattan Mall	100 West 33rd Street	160	New York	NY	10001	3,296	Vornado	210 Route 4 East		Paramus	NJ	07652
3225	Mall of Louisiana	6401 Bluebonnet	1040	Baton Rouge	LA	70836	2,735	General Growth	110 N Wacker Dr		Chicago	IL	60606
3226	Prime Outlets at San Marcos	3939 IH-35 South	308A	San Marcos	TX	78666	4,164	Prime Retail, L.P.	217 E. Redwood St.	20th FL	Baltimore	MD	21202
3227	Lehigh Valley Mall	173 Lehigh Valley Mall	1086	Whithall	PA	18052	2,887	Kravco	The Atrium - 234 Mall Blvd	PO Box 1528	King of Prussia	PA	19406
3228	Cross County Mall	8 Xavier Dr	5150	Yonkers	NY	10704	3,355	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
3229	Westfarms Mall	112 Westfarms Mall	H124	Farmington	CT	06032	3,347	Taubman	200 East Long Lake Road	PO Box 200	Bloomfield Hills	MI	48303-0200
3230	Christiana Mall	740 Christina Mall	1150	Newark	DE	19702	2,878	General Growth	110 N Wacker Dr		Chicago	IL	60606
3231	Hanes Mall	3320 Silas Creek Pkwy	AL104	Winston-Salem	NC	27103	3,517	CBL & Associates	Hanes Mall
3232	Park City Center	220 Park City Center	C0220	Lancaster	PA	17601	3,796	General Growth	110 N Wacker Dr		Chicago	IL	60606
3233	Riverchase Galleria	3000 Riverchase Galleria	164	Birmingham	AL	35244	3,055	General Growth	110 N Wacker Dr		Chicago	IL	60606
3234	Poughkeepsie Galleria	2001 South Rd.	D108	Poughkeepsie	NY	12601	3,296	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
3235	Willow Grove Park	2500 W. Moreland Rd.	1033	Willow Grove	PA	19090	3,625	PREIT	200 South Broad Street	The Bellevue, 3rd Floor	Philadelphia	PA	19102
3236	North Point Mall	1000 North Point Circle	2168	Alpharetta	GA	30022	3,351	General Growth	110 N Wacker Dr		Chicago	IL	60606
3237	Carousel Center	1 Carousel Center Dr.	F212	Syracuse	NY	13290	3,241	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
3238	Deptford Mall	300 North Almonession Road	1151	Depford	NJ	08096	3,300	Macerich	401 Wilshire Blvd.	Suite 700	Santa Monica	CA	90407
3239	Walden Galleria	D208 Galleria Dr.	D208	Cheektowaga	NY	14225	3,009	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
3240	Parks at Arlington	3811 S. Cooper	1034	Arlington	TX	76015	3,490	General Growth	110 N Wacker Dr		Chicago	IL	60606
3241	Crossgates Mall	120 Washington Ave. Extension	D206A	Albany	NY	12203	3,284	Pyramid	The Clinton Exchange	4 Clinton Sq	Syracuse	NY	13202
3242	Rockaway Townsquare	301 Mt. Hope Ave.	1034A	Rockaway	NJ	07866	2,897	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3243	Baybrook Mall	136 Baybrook Mall	13	Friendswood	TX	77546	3,478	General Growth	110 N Wacker Dr		Chicago	IL	60606
3244	South Shore Mall	250 Granite Street	2050	Braintree	MA	02184	3,178	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3245	Roosevelt Field	Old Country Road	1044A	Garden City	NY	11530	3,052	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3246	Paramus Park Mall	700 Paramus Park	1040	Paramus	NJ	07652	3,788	General Growth	110 N Wacker Dr		Chicago	IL	60606
3247	Newport Centre	30-262 Mall Drive West	B07	Jersey City	NJ	07307	3,798	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3248	Rio Grande Premium Outlet	9501 Arlington Expressway	801/813	Mercedes	TX	78570	3,676	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	07068
3249	Jersey Gardens	651 Kapkowski Road	2074	Elizabeth	NJ	07201	4,298	Glimcher	Jersey Gardens	150 East Gay Street	Columbus	OH	43215
3250	Grapevine Mills	3000 Grapevine Mills Parkway	526	Grapevine	TX	76051	4,355	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3251	Mall of Georgia	3333 Buford Drive	1031	Buford	GA	30519	3,322	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3252	Burlington	75 Middlesex Turnpike	1089	Burlington	MA	01803	3,269	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3253	Tanger Outlets Rehoboth Beach	36470 Seaside Outlet Drive	1440	Rehoboth Beach	DE	19971	2,867	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
3254	Locust Grove	1000 Tanger Drive	405	Locust Grove	GA	30248	3,001	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
3255	Tanger Outlet Riverhead	1770 West Main Street	1214	Riverhead	NY	11901	3,004	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
3256	The Outlet Shoppes at El Paso	7051 South Desert Blvd	E544	El Paso	TX	79935	4,000	Horizon Group Properties	5000 Hakes Drive	Suite 500	Muskegon	MI	49441
3257	Garden State Plaza	355 State Highway #17 South	1219A	Paramus	NJ	07652	3,300	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
3258	Florida Mall	8001 South Orange Blossom Trail	854	Orlando	FL	32809	3,024	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3259	Warwick Mall	400 Bald Hill Road	E13	Warwick	RI	02886	2,965	Warwick Mall LLC	c/o Bliss Properties Inc.	PO Box 2513	Providence	RI	02906-0513
3262	Concord Mills	8111 Concord Mills Boulevard	699	Concord	NC	28027	3,002	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3264	Prime Outlet Orlando	4973 International Dr.	3F19	Orlando	FL	32819	3,929	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3265	Franklin Mills	1455 Franklin Mills Circle	227	Philadelphia	PA	19154	3,652	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3267	Tanger Outlet Myrtle Beach	4635 Factory Stores Blvd	B2	Myrtle Beach	SC	29579	3,005	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
3268	White Marsh	8200 Perry Hall Boulevard	215	White Marsh	MD	21236	3,315	General Growth	110 N Wacker Dr		Chicago	IL	60606
3270	Westland Mall	1685 W. 49th Street	1456	Haileah	FL	33012	3,150	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
3271	Pembroke Lakes Mall	11401 Pines Blvd	834	Pembroke Pines	FL	33026	3,009	General Growth	110 N Wacker Dr		Chicago	IL	60606
3272	Carolina Place	11025 Carolina Place Parkway	D-1	Charlotte	NC	28134	2,933	General Growth	110 N Wacker Dr		Chicago	IL	60606
3273	Four Seasons Town Center	1100 Four Seasons Town Centre	146	Greensboro	NC	27427	3,500	General Growth	110 N Wacker Dr		Chicago	IL	60606

Location	Name	Address	Space	City	ST	Zip	SQFT	Company	Address1	Address2	City	State	Zip Code
3274	Valley Hills Mall	1960 Hwy 70 SE	156	Hickory	NC	28602	2,798	General Growth	110 N Wacker Dr		Chicago	IL	60606
3275	Sunrise Mall	100 Sunrise Mall	1100	Massapequa	NY	11758	3,500	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025
3276	Sunland Park Mall	750 Sunland Park Drive	E10A	El Paso	TX	79912	3,424	Simon Property Group	225 W Washington St		Inidanapolis	IN	46204-3438
3277	Cielo Vista	8401 Gateway Blvd	C05A	El Paso	TX	79925	2,873	Simon Property Group (Texas)	C/O Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3282	Plaza Bonita	3030 Plaza Bonita Road	2304	National City	CA	91950	3,077	Westfield	11601 Wilshire Blvd	12th Fl	Los Angeles	CA	90025

Corporate & Warehouse locations
100004	East Coast Distribution Center	2 Brick Plant Road		South River	NJ	08882	315,000	LIT-Northend LLC	c/o ING Clarion Ptnrs	2100 McKinney Ave, STE 700	Dallas	TX	75201
100014	Wayne Office	201 Willowbrook Blvd,, 7th Floor		Wayne	NJ	07470	40,000	Willowbrook Center LLC	201 Willowbrook Blvd		Wayne	NJ	7470
101004	West Coast Distribution Center	950 North Barrington Avenue		Ontario	CA	91764	359,996	ProLogis	2817 E. Cedar Street	Suite 200	Ontairo	CA	91761
200014	NYC Office	112 West 34 th St., 22nd Floor		New York	NY	10120	88,760	Helmsley Spear	60 East 42nd Street		New York	NY	10017

Exhibit 4.6 to
The Third Amended and Restated
 Loan and Security Agreement

Encumbrances

Debtor Name:	State	Level	Secured Party	File Date	File Number
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	1/3/07	70016856
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	2/15/07	70608736
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	7/2/07	72496072
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/19/07	73541892
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	10/24/07	74028519
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	10/26/07	20074868666
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	2/4/08	20080416741
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	2/19/08	20080604858
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	6/2/08	20081877396
Aeropostale, Inc.	DE	SOS	General Electric Capital Corp.	7/28/08	20082574992
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/15/08	20083119383
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/29/08	20083298047
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	12/19/08	20084231187
Aeropostale, Inc.	DE	SOS	Key Equipment Finance Inc.	5/1/09	20091390282
Aeropostale, Inc.	DE	SOS	General Electric Capital Corp.	5/4/09	20091402830
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	8/12/09	20092594643
Aeropostale, Inc.	DE	SOS	Pearland Town Center Limited Partnership/CBL & Associates Limited Partnership	8/17/09	20092636964
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	8/19/09	20092666268
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/8/09	20092880331
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	10/5/09	20093187785
Aeropostale, Inc.	DE	SOS	Pom-College Station, LLC	10/12/09	20093276844
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	4/1/10	20101125339
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	4/13/10	20101282007
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	7/1/10	20102314551
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	7/19/10	20102507550

1370259.2

Exhibit 4.7 to
The Third Amended and Restated
 Loan and Security Agreement

Indebtedness

None.

Exhibit 4.8 to
The Third Amended and Restated
 Loan and Security Agreement

Insurance Policies

(See attached).

Period: August 01,2011 to August 01,2012 July 27, 2011

AEROPOSTALE INC

Sold Proposal	Cover Page

PROPOSAL DATE: July 27, 2011

NAMED INSURED:AEROPOSTALE INC

PROGRAM EFFECTIVE DATE: From August 01, 2011 to August 01, 2012

RATING PLAN(S)

The following rating plan formulas apply for your insurance program:

Loss RESPONSIVE RATING PLAN(S)

Deductible Plan Computation Formula

Deductible Plan Losses + Deductible Plan Claims Handling Reimbursement Charges + Florida Workers Compensation & Employers Liability Deductible Plan Claims Handling Charges + Applicable Premium Tax = Deductible Plan Charges

plus

Loss Reimbursement Plan Computation Formula (Hawaii Workers Compensation only)

Loss Reimbursement Plan Losses + Loss Reimbursement Plan Claims Handling Reimbursement Charges = Loss Reimbursement Plan Charges

plus

Retrospective Plan Computation Formula

Retrospective Plan Incurred Losses + Retrospective Plan Claims Handling Charges + Retrospective Plan Basic Premium including Premium Tax = Retrospective Plan Premium subject to a

Maximum Loss Content Formula(s)

Maximum Loss Content Rate x Exposure Base, but in no event less than the Minimum Maximum Loss Content Amount shown in the Maximum Loss Content and Minimum Program Cost part of the Cover Page and a

Minimum Program Cost Formula

Flat Charge, but in no event less than the sum of the minimum amounts shown in other parts of the Cover Page or the Minimum Program Cost whichever is greater.

AEROPOSTALE INC

Sold Proposal

How we charge for the medical cost containment expense component of ALAE is set forth in the Medical Cost Containment Expense Component of ALAEs Exhibit attached to this Proposal and incorporated herein by reference.

NON-LOSS RESPONSIVE RATING PLAN

Non-Loss Responsive Premium Formula (other than Guaranteed Cost Policies):

Non-Loss Responsive Rate(s) x Corresponding Exposure Base(s), but in no event less than any stated Minimum Non-Loss Responsive Premium shown in the Non-Loss Responsive Premiums part of the Cover Page

Miscellaneous Charges are exclusive of, and in addition to, your Rating Plans.

Your premium and premium tax amounts will include any residual market charges which may be assessed by the various states.

AMOUNTS RETAINED BY YOU

The following retentions apply:

Deductible Plan Amount(s)
Workers Compensation & Employers Liability Loss including ALAE
	$	*

Loss Reimbursement Plan Amount
Workers Compensation & Employers Liability Loss including ALAE
	$	*

Retrospective Plan Loss Limitation(s)
Workers Compensation & Employers Liability Loss including ALAE
	$	*

Workers Compensation and Employers Liability Losses including Allocated Loss Adjustment Expenses (ALAE) arising out of a single accident shall be limited to the amount indicated above. For Occupational Disease Claims, this limitation shall apply to each employee.

EXPENSES	Minimum Amount		Estimated Amount
Basic Premium	$	*	$	*

* Per * of Audited Total WC Payroll Excluding Monopolistic States

Payroll			$	*

Total Expenses included in the Installment Schedule

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal

CLAIM HANDLING CHARGES	Basis	Rate

Deductible Plan Claims Handling Reimbursement Changes
Workers Compensation & Employers Liability other than Florida
Files Designated CM	Per Claim	$	*
Files Designated CB	Per Claim	$	*
Florida Workers Compensation & Employers Liability
Deductible Plan Claims Handling Charges
Files Designated CM	Per Claim	$	*
Files Designated CB	Per Claim	$	*
Loss Reimbursement Plan Claims Handling Reimbursement Charges
Workers Compensation & Employers Liability
Files Designated CM	Per Claim	$	*
Files Designated CB	Per Claim	$	*
Retrospective Plan Claims Handling Charges
Workers Compensation & Employers Liability
Files Designated CM	Per Claim	$	*
Files Designated CB	Per Claim	$	*

The Per Claim Charges are lifetime charges. The Per Claim Charges are multiplied by the applicable Claim Count beginning on the commencement date and according to the billing basis and billing frequency noted in the Key Dates part of this Cover Page.

CM and CB Claims are defined in the Definition of Workers Compensation Medical Only ("CM") and ("CB") Claims Exhibit attached hereto and incorporated herein by reference.

NON-LOSS RESPONSIVE PREMIUM	Minimum Amount		Estimated Amount
**Workers Compensation Deductible Premium	$	*	$	*
*Per * of Audited Total WC Payroll Excluding Monopolistic States Payroll (Excluding Hawaii)
Loss Reimbursement Plan Premium	$	*	$	*
* Per * of Audited Hawaii Only WC Payroll
Workers Compensation Premium (Other Than WC Deductible Premium)	$	*	$	*
*Per * of Audited Total WC Payroll Excluding Monopolistic States Payroll
Total Estimated Non-Loss Responsive Premium			$	*

""Includes Florida non-risk bearing expenses

PREMIUM TAX RATES

*Premium Taxes are included in your Non-Loss Responsive Premiums and Retrospective Plan Basic Premium.

**Applicable to Florida
.
* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal

Your premium tax amounts will include any residual market charges which may be assessed by the various states.

MAXIMUM LOSS CONTENT AND MINIMUM PROGRAM COST
Amount
Your Loss Responsive Rating Plan is subject to the following maximum and minimums:

Estimated Maximum Loss Content Amount	$	*
Minimum Maximum Loss Content Amount	$	*
Rating Plan Components Subject to Maximum Loss Content:
WC Deductible Plan Losses

WC Retrospective Plan Losses

WC Loss Reimbursement Plan Losses

Maximum Loss Content Rate: * Per * of Audited Total WC Payroll Excluding Monopolistic States Payroll

Estimated Minimum Program Cost Amount
Rating Plan Components Subject to the Minimum Program Cost:	$	*
Basic Premium

Workers Compensation Deductible Premium

Worker's Compensation Premium (other than WC Deductible Premium)
Loss Reimbursement Plan Premium

Minimum Program Cost Rate: Fiat Charge

All other rating plan components are NOT subject to the Maximum Loss Content or the Minimum Program Cost.

MISCELLANEOUS CHARGES - SURCHARGES AND ASSESSMENTS	Deposit/Estimated

Amount

Estimated and/or Deposit Assessments - Refer to Miscellaneous Charges Exhibit	$	*
Estimated and/or Deposit Surcharges - Refer to Miscellaneous Charges Exhibit	$	*
Miscellaneous Charges - Surcharges and Assessments included in the Installment Schedule:	$	*

LOSS FUNDS	Amount

Deductible Plan Deposit
Amount Required for ALL Policy Years (Historical and Current)	$	*
Currently Holding for Historical Policy Years	$	*
Additional or (Return) Amount Due	$	*
Total Loss Funds Due or (Return)	$	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal

INSTALLMENT SCHEDULE	Amount Due

Payments Begin: August 01, 2011

Rating Plan Obligations:
	$	*

Payable with * down and 9 equal installments of *, beginning August 01, 2011 and the 1st day of each succeeding month thereafter.

Surcharges and Assessments:
	$	*

Payable with *down and 9 equal installments of *, beginning August 01, 2011 and the 1st day of each succeeding month thereafter.

Installments Payment: Remit to Agent/Broker

Paid Loss Payment: Remit to Travelers

Plan Adjustment Payment: Remit to Agent/Broker

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal

KEY DATES	Commencement	Billing

	Date	Frequency	Billing Basis

Deductible Plan
Deductible Plan Losses	August 01,2011	Monthly	Paid

Deductible Plan Claims Handling Reimbursement Charges

Workers Compensation	August 01,2011	Monthly	Claim Count

Loss Reimbursement Plan
Loss Reimbursement Plan Losses	August 01,2011	Monthly	Paid

Loss Reimbursement Plan Claims Handling Reimbursement Charges

Workers Compensation	August 01,2011	Monthly	Claim Count

Retrospective Plan

Retrospective Plan Claims Handling Charges
Workers Compensation	August 01,2011	Monthly	Claim Count

Retrospective Plan Premium Adjustment	February 01, 2013	Annually

Non-Loss Responsive Premium(s) Non- Loss Responsive Premium(s) Adjustment
	February 01, 2013	Annually	As per Non-Loss Responsive Premium part of the Cover Page

Miscellaneous Charges	As of February	Annually	See Misc Chrgs
Assessments/Surcharges	01, 2013		Exhibit

•	Paid Basis means the amount of each loss actually paid within your plan layer. Claim Count is the actual number of claims within your plan layer.

+	As per the Retrospective Plan Formula set forth in the Rating Plan(s) part of the Cover Page.

AEROPOSTALE INC

Sold Proposal

IN CONSIDERATION OF OUR OFFERING A DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN TO YOU AS PART OF THE LOSS RESPONSIVE RATING PLAN COMPONENT OF OUR PROPOSAL, YOU REPRESENT TO US, AS PART OF YOUR ACCEPTANCE OF OUR PROPOSAL, THAT YOU WILL REIMBURSE US FOR DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN LOSSES, ALLOCATED LOSS ADJUSTMENT EXPENSES, DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN CLAIMS HANDLING REIMBURSEMENT CHARGES, DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN ADMINISTRATIVE EXPENSE REIMBURSEMENT AMOUNTS, APPLICABLE PREMIUM TAXES (IF ANY) AND ANY OTHER DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN CHARGES IN ACCORDANCE WITH THE TERMS OF THIS PROPOSAL AND THAT YOU WILL COLLATERALIZE YOUR REIMBURSEMENT OBLIGATION USING COLLATERAL ACCEPTABLE TO US IN FORM, CONTENT, ISSUER AND AMOUNT. YOU UNDERSTAND AND AGREE THAT THIS REPRESENTATION TO US BY YOU CONSTITUTES A MATERIAL REPRESENTATION AND THAT YOUR WILLINGNESS TO PROVIDE US WITH THIS REPRESENTATION IS A MAJOR REASON WHY WE ARE OFFERING YOU A DEDUCTIBLE PLAN AND LOSS REIMBURSEMENT PLAN AS PART OF OUR PROPOSAL.

COLLATERAL REQUIREMENT

Cash Collateral

Amount Required for All Policy Years	$	*
Currently Holding	$	*
Additional or (Return) Amount Due	$	*

Collateral Schedule

Amount Due August 01, 2011	$	*
Amount Due November 01, 2011	$	*
Amount Due February 01, 2012	$	*
Amount Due May 01, 2012	$	*

With respect to any form of Collateral other than any Letter of Credit we are currently holding, should your insurance program with us be cancelled or non-renewed, we may at our sole option require you to substitute as Collateral a Letter of Credit satisfactory to us in form, content, issuer and amount for the full amount of such Collateral.

You shall provide such Letter of Credit within fifteen (15) days after your receipt of our notice of the need for any such change in Collateral.

We and you agree that prior to a default we may deplete the cash Collateral and apply such funds against your WC Deductible Plan, WC Loss Reimbursement Plan and WC Retrospective Plan Obligations. If we require additional cash Collateral and you fail to deliver such additional cash Collateral, we may stop depleting the cash Collateral we hold and bill you for any Obligations. Such actions shall in no way affect the continuing validity of our security interest in the remaining cash Collateral.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal

CASH COLLATERAL ADJUSTMENT

The amount of cash Collateral held for this Policy year will be adjusted, subject to the Collateral and Remedies Section of the Agreement, pursuant to the formula set forth below.

Cash Collateral = [(Incurred Deductible Losses + Incurred Loss Reimbursement Plan Losses + Retrospective Plan Incurred Losses) X Loss Development Factor] — [Deductible Losses + Loss Reimbursement Plan Losses + Retrospective Plan Paid Losses]

Losses referenced in the formula are valued as of the Adjustment Dates noted below. The Loss Development Factors referenced in the formula above are also set forth below.

Workers Compensation and Employers Liability

Adjustment Date	LDF
As of 02/01/13	*
As of 02/01/14	*
As of 02/01/15	*
As of 02/01/16	*
As of 02/01/17	*
As of 02/01/18	*
As of 02/01/19 and annually thereafter	*

We will immediately adjust the amount of additional cash Collateral we require pursuant to the formula if, at any time between the scheduled dates referenced above, the amount of cash Collateral we are holding falls below $100,000, and you shall deliver to us such additional cash Collateral as set forth in the Collateral and Remedies Section of the Agreement.

In addition, we may require of you at any other time between adjustments an increase in the amount of cash Collateral we hold, or in the amount of any Letters of Credit we take as a substitute for the cash Collateral. The amount of the increase will be determined by us in the good faith exercise of our business judgment. Within fifteen (15) days after we have given you written notice of such an increase in cash Collateral, you will deliver to us the additional cash or increase in the amount of the Letters of Credit as is acceptable to us.

SUBSTITUTION OF COLLATERAL

WITH RESPECT TO THE CASH COLLATERAL:

Subject to your payment of an Administrative Fee as set forth below, you may substitute at any time for the cash Collateral a Letter of Credit (in addition to any other Letter of Credit we may be holding to secure your Obligations to us) which complies with the terms of the Agreement.

Administrative Fee = * X Cash Collateral Balance at Substitution Date

Total Cash Collateral Paid By You

The Administrative Fee generated by this formula is a fee for the Agreement for this program effective date only. Should a Letter of Credit be substituted for the cash Collateral at any time, a Total Administrative Fee will be assessed to you. This Total Administrative Fee will be the sum of your Administrative Fees for all Agreements for all program years.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Sold Proposal	Cover Page

ESTIMATED EXPOSURES	Estimated Exposure Amount
EXPOSURES APPLICABLE TO OTHER THAN GUARANTEED COST POLICIES:
WC Payroll Deductible Plan States (Excluding HI)
	$	*
AK, AL, AR, CA, CO, CT, DE, FL, GA, IA, ID, IL, IN, KS, KY, LA, MD, ME, MI, MN, MO, MS, MT, NC, NE, NH, NJ, NM, NV, NY, OK, PA, RI, SC, SD, TN, TX, UT, VA, VT, WV
WC Payroll Loss Reimbursement Plan State
	$	*
HI
WC Payroll Retrospective Plan States
	$	*
AZ, MA, OR, WI
Total WC Payroll Excluding Monopolistic States
	$	*
WC Payroll Deductible Plan Monopolistic States
	$	*
ND, OH, PR, WA, WY
Total WC Payroll Including Monopolistic States	$	*

EXHIBITS

1.	Definition of Workers Compensation Medical Only ("CM") and ("CB") Claims Exhibit
2.	Fraud Statement
3.	Medical Cost Containment Expense Component of ALAEs Exhibit
4.	Miscellaneous Charges Exhibit
5.	Special Account Claim Services Exhibit
6.	Coverage Overview Exhibit
7.	Terrorism Exhibit

IMPORTANT NOTICE REGARDING COMPENSATION DISCLOSURE

For information about how Travelers compensates independent agents, brokers, or other insurance producers, please visit this website:

http://www.travelers.com/w3c/legal/Producer Compensation Disclosure.html

If you prefer, you can call the following toll-free number: 1-866-904-8348. Or you can write to us at Travelers, Enterprise Development, One Tower Square, Hartford, CT 06183.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Definition of Workers Compensation Medical Only ("CM") and ("CB") Claims Exhibit

Workers Compensation Claims are categorized as CM or CB. To assist you in distinguishing the two categories of Claims, Travelers offers the following definitions of each Claim.

A 'CM' loss designator denotes a Workers Compensation Claim which involves medical treatment only, no 24 hour voice-to-voice contact is necessary with the injured employee, employer or provider of medical services and in which:

•	There is no issue requiring investigation for compensability, offsets or subrogation.

•	Lost work days do not exceed the applicable statutory waiting period but may involve a return to work under modified duty for a period of less than 90 days.

•	There are no payments or reserves for categories other than medical or expense.

•	No reserve advisory or status reports, customer meetings or pre-settlement concurrence review are requested.

•	Injury does not require medical treatment beyond 180 days.

•	Anticipated medical treatment is less than or equal to *.

•	Injured employee is not represented by an attorney.

•	There are no issues of causal relationship or excessive medical treatment.

•	No issues of permanency or scarring are involved.

A 'CB' loss designator denotes a Workers Compensation Claim that does not fall within any of the above criteria for a CM designator, provided that the Travelers Claim Unit Manager may, in the good faith exercise of his or her Claim handling judgment, classify a Claim as either a 'CB' or a 'CM', if he or she believes that the Claim can be handled as he or she has classified it, without compromising the effectiveness of the Claim handling.

These definitions may change to conform with our claim department classifications.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Fraud Statement

Certain States request that we provide you with a Fraud Statement. Please read the statement applicable to the state of your address on the Policies. If that state and/or Line of Business are not listed, please read the statement applicable to All Other States.

ARKANSAS, LOUISIANA, NEW MEXICO, VERMONT AND WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

CALIFORNIA: Auto: Any person who knowingly makes an application for motor vehicle insurance coverage containing any statement that the applicant resides or is domiciled in this state when, in fact, that applicant resides or is domiciled in a state other than this state, is subject to criminal and civil penalties. Other Than Auto: The "All Other States" statement applies to lines of business other than auto.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

HAWAII: For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, and denial of insurance benefits.

MARYLAND: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS: Auto: If you or someone else on your behalf gives us false, deceptive, misleading, or incomplete information that increases our risk of loss, we may refuse to pay claims under any or all of the Optional Insurance Parts and we may cancel your Policy. Such information includes the description and the place of garaging of the vehicle(s) to be insured, the names of operators required to be listed and the answers to questions in this application about all listed operators. Check to make certain that you have correctly listed all operators and the completeness of their previous driving records. The Merit Rating Board may verify the accuracy of the previous driving records of all listed operators, including that of the applicant for this insurance. Other Than Auto: The "Kentucky" statement applies to lines of business other than auto.

AEROPOSTALE INC

Fraud Statement

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW YORK: Auto: Any person who knowingly and with intent to defraud any insurance company or other person files an application for commercial insurance or a statement of claim for any commercial or personal insurance benefits containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, and any person who in connection with such application or claim, knowingly makes or knowingly assists, abets, solicits or conspires with another to make a false report of the theft, destruction, damage or conversion of any motor vehicle to a law enforcement agency, the Department of Motor Vehicles or an insurance company, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the value of the subject motor vehicle or stated claim for each violation. Other Than Auto: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance Policy containing any false, incomplete or misleading information is guilty of a felony.

OREGON: Any person who knowingly and with intent to defraud or solicit another to defraud an insurer: (1) by submitting an application, or (2) by filing a claim containing a false statement as to any material fact, may be violating state law.

PENNSYLVANIA: Auto: Any person who knowingly and with intent to injure or defraud any insurer files an application or claim containing any false, incomplete or misleading information shall, upon conviction, be subject to imprisonment for up to seven years and payment of a fine of up to $15,000. Other Than Auto: The "Kentucky" statement applies to lines of business other than auto.

PUERTO RICO: Any person who knowingly and with the intent to defraud, presents false information in an insurance request form, or who presents, helps or has presented a fraudulent claim for the payment of a loss or other benefit, or presents more than one claim for the same damage or loss, will incur a felony, and upon conviction will be penalized for each violation with a fine of no less than five thousands dollars ($5,000) nor more than ten thousands dollars ($10,000); or imprisonment for a fixed term of three (3) years, or both penalties. If aggravated circumstances prevail, the fixed established imprisonment may be increased to a maximum of five (5) years; if attenuating circumstances prevail, it may be reduced to a minimum of two (2) years.

UTAH: Any person who knowingly presents false or fraudulent underwriting information, files or causes to be filed a false or fraudulent claim for disability compensation or medical benefits, or submits a false or fraudulent report or billing for health care fees or other professional services is guilty of a crime and may be subject to fines and confinement in state prison.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company or another person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects the person to criminal and civil penalties.

AEROPOSTALE INC

Medical Cost Containment Expense Component of ALAEs Exhibit

Your pricing structure consists of the following components, which apply to Claims with a date of accident beginning with the Program Effective Date set forth on the Cover Page:

1.a.	There is a * charge applied to any Savings resulting from the following medical bill repricing,pharmacy bill repricing and hospital bill audit activity:

•	Application of Preferred Provider Network discounts to physicians' bills, hospital bills and pharmacy bills

•	Repricing as a result of negotiation of out-of-network physicians' bills, pharmacy bills and hospital bills

•	Repricing of medical bills, pharmacy bills and hospital bills by reviewing the bills and applying state rules/edits and proprietary rules/edits

•	Repricing of medical bills, pharmacy bills and hospital bills by manual bill review by our medical review team

•	Repricing to any applicable state-mandated schedule.

b.	Savings realized from medical bill, pharmacy bill and hospital bill review to which the 27% charge is not applied are:

•	Savings realized from the detection and elimination of duplicate bills
•	Savings achieved by the Claim case manager, i.e. bills containing unrelated/unauthorized treatment

•	Savings achieved by the medical case manager, i.e. bills containing unapproved medical treatment

•	Savings realized from the elimination of non-compensable bills.

For purposes of this Exhibit, the term "Savings" shall refer to the difference between the amount billed by physician, hospital, pharmacy and other medical providers and the amount we ultimately paid. We adhere to state-mandated fee schedules and/or usual and customary pricing for certain procedures, may contract with preferred provider networks which have contractual arrangements with certain of those providers to perform certain procedures at pre-determined rates (which may be below fee schedule), and may utilize other fee negotiation resources we determine are necessary and appropriate to determine the amount that we should pay on any given medical bill.

2.	The * charge will be capped at * per bill and is charged to the Claim file as an Allocated

Loss Adjustment Expense, unless we are required by state law to charge it to the Claim file as a different component of the applicable rating plan. The * per bill cap applies to bills with a date of service beginning with the Program Effective Date set forth on the Cover Page.

3.	Certain items are still charged separately to the Claim file as Allocated Loss Adjustment Expenses.

These items include but are not limited to:

•	Utilization Review [pre-certification and concurrent review] services charged on a per activity basis
•	Independent medical examinations*
•	Second opinions by a physician*
•	Chiropractic reviews
•	Physician advisor programs.

*unless ordered by an industrial board or state equivalent, in which case it is treated as Medical.

4.	Allocated Loss Adjustment Expenses (or ALAE(s)) are defined in the body of the Agreement. This Exhibit does not amend that definition; it simply sets forth the pricing structure for certain component parts of that definition.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Miscellaneous Charges Exhibit

1. Workers Compensation Assessments Applicable to the following States:

State	Fund	Assessment Basis	Estimated Rate	Line of Insurance	Estimated Assessment Deposit
DC	Dept. Labor Spec Fnd/Admn Fund	Unlimited Paid Losses (Excluding ALAE)	*	WC	*
GA	Second Injury Fund	Unlimited Paid Losses (Excluding ALAE)	*	WC	*
KS	Admin. Fund/WC Fund	Unlimited Paid Losses (Excluding ALAE)	*	WC	*
SC	Second Injury Fund	Unlimited Paid Losses (Excluding ALAE)	*	WC	*

Notes Applicable to 1. Above:

i.	These Assessments apply to all Paid Losses and to Deductible Plan Losses.

ii.
These Assessments will be levied on the basis of unlimited Paid Losses and Deductible Plan Losses (excluding ALAE) for D.C. and the States of Georgia, Kansas, and South Carolina. We have, however, agreed that the maximum Assessment amount that we will charge you on any one loss will be *. This is a cap on the amount of the Assessment that we will charge you for any one loss. It is not a cap on the loss amount used to calculate the Assessment, nor is it a cap on the total Assessment amount which you owe for all losses.

iii.
For each of these states, we will collect a deposit amount which is calculated by multiplying the estimated rates displayed in 1. above times our estimate of your Paid Losses and Deductible Plan Losses paid at eighteen (18) months after Policy inception for the indicated Assessment basis noted above.

iv.	As of eighteen (18) months after the effective dates of the Policies, and annually thereafter, we will adjust the amounts which you owe for the Assessments:

•
Actual Assessment rates of loss, as promulgated by these states, will be applied to your Paid Losses and Deductible Plan Losses in the same manner and for time periods corresponding to the Assessment periods to which the actual state rates apply.

■
For Paid Loss and Deductible Plan Loss Assessment periods for which the actual Assessment rate(s) has not yet been determined by the state(s) as of the time of our first eighteen (18) months and/or subsequent annual adjustment, we will apply the latest known rate(s) to arrive at an estimated Assessment amount for that period. At the time of the next adjustment, this estimated rate will be replaced by the actual rate applicable to that Assessment period, and we will recompute the Assessment amount for that period.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Miscellaneous Charges Exhibit

2. Surcharges

State	Fund	Surcharge Basis	Rate	Line of Insurance	Estimated Surcharge Liability
AK	Insurance Guaranty Fund(AIGA)	Written Premium**	*	WC	*
CA	User Tax	Modified Tariff Premium	*	WC	*
CA	Fraud Assessment	Modified Tariff Premium	*	WC	*
CA	Subsequent Injury Fund	Modified Tariff Premium	*	WC	*
CA	Insurance Guaranty Fund(CIGA)	Written Premium**	*	WC	*
CA	CIGA All Other	Written Premium	*	GL	*
CA	Uninsured Ernpl. Fund	Modified Tariff Premium	*	WC	*
CA	OSHA Fund Surcharge	Modified Tariff Premium	*	WC	*
CA	LECF Surcharge	Modified Tariff Premium	*	WC	*
CT	Admin. Fund	Incurred Losses@ *	*	WC	*
CT	Second Injury Fund	Modified Tariff Premium	*	WC	*
DC	Second Injury Fund	Written Premium**	*	WC	*
FL	Cat Fund Emergency Assessment	Written Premium	*	AL	*
FL	Cat Fund Emergency Assessment	Written Premium	*	APD	*
FL	Cat Fund Emergency Assessment	Written Premium	*	GL	*
FL	Guar Fund Surcharge	Written Premium	*	GL	*
FL	Guar Fund Emerg Surch	Written Premium	*	GL	*
FL	2007 Guar Fund	Written Premium	*	GL	*
FL	2008 FL Guaranty Fund	Written Premium	*	GL	*
GA	Insolvency Pool Surcharge	Written Premium**	*	WC	*
IA	Second Injury Fund (IASIFS)	Written Premium**	*	WC	*
IL	Industrial Commission Op Fund	Written Premium**	*	WC	*
IN	Second Injury Fund	Written Premium**	*	WC	*
KY	Special Fund	Modified Tariff Premium	*	WC	*
KY	Premium Surcharge	Written Premium	*	AL	*
KY	Premium Surcharge	Written Premium	*	APD	*
KY	Premium Surcharge	Written Premium	*	GL	*
MA	Special/Trust Fund	Modified Tariff Premium*	*	WC	*
ME	Fresh Start Surcharge	Modified Tariff Premium	*	WC	*
ME	Board Funds	Modified Tariff Premium	*	WC	*
ME	Supplemental Benefits	Modified Tariff Premium	*	WC	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Miscellaneous Charges Exhibit

MN	Special Fund	Modified Tariff Premium	*	WC	*
MN	WCRA Assessment	Modified Tariff Premium	*	WC	*
MO	Second Injury Fund (MOSIFS)	Modified Tariff Premium	*	WC	*
MO	Administrative Surcharge	Modified Tariff Premium less Written Premium**	*	WC	*
MT	Subsequent Injury Fund	Modified Tariff Premium	*	WC	*
MT	Regulatory Assessment	Modified Tariff Premium	*	WC	*
NJ	Second Injury Fund (NJSIFS)	Modified Tariff Premium	*	WC	*
NJ	Guaranty Assn.	Written Premium	*	AL	*
NJ	Guaranty Assn.	Written Premium	*	APD	*
NJ	Guaranty Assn.	Written Premium	*	GL	*
NJ	Uninsured Empl. Fund	Modified Tariff Premium	*	WC	*
NY	Enforcement Fee	Number of Vehicles	*	AL	*
NY	NY Boards Funds Surcharge	Modified Tariff Premium	*	WC	*
NY	NY Security Fund	Written Premium** plus NY Boards Funds Surcharge	*	WC	*
OR	Admin. Fund	Written Premium	*	WC	*
OR	Guar. Fund Recoupment	Written Premium	*	AL	*
OR	Guar. Fund Recoupment	Written Premium	*	APD	*
OR	Guar. Fund Recoupment	Written Premium	*	GL	*
OR	Guar. Fund Recoupment	Written Premium	*	WC	*
PA	Supersedeas/2nd Inj/Admin Fund	Modified Tariff Premium	*	WC	*
TX	TX Auto Theft Prevention Auth.	Number of Vehicles	*	AL	*
VT	Admin. Fund	Written Premium**	*	WC	*
WV	Surcharge	Written Premium	*	AL	*
WV	Surcharge	Written Premium	*	APD	*
WV	Surcharge	Written Premium	*	GL	*
WV	Surcharge	Written Premium	*	WC	*
WV	Regulatory Surcharge	Modified Tariff Premium	*	WC	*
WV	WC Debt Reduction Surcharge	Modified Tariff Premium	*	WC	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Miscellaneous Charges Exhibit

3. Assessments - Other than those Assessments which are listed in 1. above

State	Fund	Assessment Basis	Rate	Line of Insurance	Estimated Assessment Liability
AL	DIA Fund	Incurred Losses@ *	*	WC	*
AR	WC Comm Fund et al	Modified Tariff Premium	*	WC	*
CO	Various	Modified Tariff Premium	*	WC	*
FL	Admin. Fund	Modified Tariff Premium	*	WC	*
FL	Guaranty Fund	Modified Tariff Premium	*	WC	*
ID	Industrial Admin. Fund	Modified Tariff Premium	*	WC	*
MI	Various	Modified Tariff Premium	*	WC	*
MI	Catastrophic Claims Assn. Asst	Written Premium	*	AL	*
NE	2nd Injury & Voc. Rehab.	Incurred Losses@ *	*	WC	*
NJ	Unsatisfied Claim Judgmt. Fund	Written Premium	*	AL	*
NM	Uninsured Empl. Fund	Incurred Losses@ *	*	WC	*
RI	Admin. FundNVC Fund	Modified Tariff Premium	*	WC	*
TX	Maint. Tax/Guaranty Fund	Modified Tariff Premium	*	WC	*
US	USL&H Second Injury Fund	Incurred Losses@ *	*	WC	*
Notes Applicable to 2. and 3. Preceding:

i.
Those Surcharges and Assessments which are levied on the basis of Incurred Loss are calculated based on a loss limit of *. This means that the Assessment or Surcharge is based on the first * of each loss. A charge has been made in the Assessment or Surcharge rate for the loss limitation and the rates for Assessments include the applicable state premium tax rate. Further, with respect to Surcharge and Assessment Basis, # means all Incurred Losses and Deductible Plan Losses are included.

ii.	For those Surcharges and Assessments which are levied on the basis of premium, the following definitions shall apply:

*	Massachusetts: Modified Tariff Premium excluding ARAP (All Risks Adjustment Program) and before application of premium discount and deductible credit.

**	For Deductible Plan Policies in these states, Written Premium means Modified Discounted Tariff Premium after application of deductible credit.

***
NewYork: For retrospectively rated Policies, the NY Compensation Insurance Rating Board specifies that the premium basis for retro must include the implied premium discount determined on the basis of standard premium. (Rating Board Bulletin R.C. 1960)

iii.
For the purpose of calculating your surcharge and assessment liability, Modified Tariff Premium shall mean manual premium after application of experience modification, but prior to application of any deductible credit.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Miscellaneous Charges Exhibit

iv.
For the purpose of calculating your surcharge and assessment liability, Modified Discounted Tariff Premium shall mean manual premium after application of experience modification and premium discount, but prior to application of any deductible credit.

v.	For the purpose of calculating your surcharge and assessment liability , Written Premium shall mean earned loss responsive premium plus Non-Loss Responsive Premium.

AEROPOSTALE INC

Special Account Claim Services Exhibit

Travelers Claim Services are designed with the goal of providing you with consistent, high quality claim service. You may report claims by using our 1-800 telephone claim number, available 24 by 7 by 365. You may also report using our Internet claim reporting facility. Acknowledgements of claims and closing notices will be automatically mailed.

CAE Assignment

A Claim Account Executive (CAE) will coordinate, meet with you, and assist in your dealings with Travelers Claim Department.

Confirmation of Special Account Claim Services

With acceptance of our proposal, your CAE will confirm the following services in a SAC (Special Account Claim) Letter. We plan to advise you of the following.

Workers Compensation Claim Alerts	Sent to	Charge

Reserve Advisory with Rationale at $25,000	SAC Contacts	Included

Additional Claim Alerts due to:	SAC Contacts	Included
Controverted Claim

Fatality

Catastrophic Injury

Return to Work cannot be accommodated
Actual Return to Work

In addition to the Workers Compensation Claim Alerts above we plan to advise you of the following.

Advisory Events	Line of Insurance	Level	Method

Hearing Notification	Workers Compensation	All	e-Mail

Proposed Settlement	Workers Compensation	* or more	e-Mail
Suit Acknowledgement	Workers Compensation	All	e-Mail
Surveillance Assignment	Workers Compensation	All	e-Mail

For the term of this proposal we plan to hold one (1) Claim File Review(s) for Open Claims with an incurred value of $25,000 or more at our designated regional site. If more Claim File Reviews are requested we will charge for additional meetings using the following rates.

Claim File Reviews	Location	Additional

National Claim File Review - Open Claims with an incurred value of * or more.	At our designated regional site	* per meeting
Local Claim Office File Review with Our Claim Staff during the Policy Period.	Telephonic	* per day.
Local Claim Office File Review with Our Claim Staff during the Policy Period.	Our Office	* per day.
Local Claim Office File Review with Our Claim Staff during the Policy Period.	Your Location	* per day.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

AEROPOSTALE INC

Special Account Claim Services Exhibit

Service Term / Additional Services

This proposal applies to the claim services described herein for claims which are open, opened, or reopened during the policy period to which this proposal applies.

Any services or guidelines you request that are in addition to the services or guidelines referenced in this proposal may be subject to an additional charge to which the parties must agree in order for any such additional services or guidelines to be made a part of this proposal.

Any variations or additions to the service levels referenced above will NOT (subject to applicable law) be provided beyond the expiration of the policy period to which this proposal applies, unless the parties agree to an additional charge for us to continue to provide these services.

Continuation of Special Account Claim Services

In the event you become insured by another carrier, or in the event the claim services which are the subject of this proposal are provided by an entity other than us your Special Account Claim Services will convert to the service levels referenced below.

Claim File Reviews	National Claim File Review — Open Claims with an incurred value of 1 Annually * or more.	At Our Regional Office

Workers	Reserve Advisory and Large Indemnity Payments at *	Sent to SAC Contacts

Compensation Claim	Controverted Claims

Alerts	Fatality

	Catastrophic Injury	All Lines by e-mail

Initial Reserve or Reserve Change and
Advisory Events
Proposed Settlement

Level will be set at * or current SAC level whichever is higher.
Advisory Events
	Other Advisory events	All Lines by e-mail

Hearing Notification

Suit Acknowledgement
Surveillance Assignment

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Aeropostale, Inc.

Coverage Overview Exhibit

THE FOLLOWING OUTLINES THE COVERAGE FORMS, LIMITS OF INSURANCE, POLICY ENDORSEMENTS AND OTHER TERMS AND CONDITIONS PROVIDED IN THIS PROPOSAL/QUOTE. ANY POLICY COVERAGES, LIMITS OF INSURANCE, POLICY ENDORSEMENTS, COVERAGE SPECIFICATIONS, OR OTHER TERMS AND CONDITIONS THAT YOU HAVE REQUESTED THAT ARE NOT INCLUDED IN THIS PROPOSAL/QUOTE HAVE NOT BEEN AGREED TO BY TRAVELERS. PLEASE REVIEW THIS PROPOSAL/QUOTE CAREFULLY AND IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR TRAVELERS REPRESENTATIVE.

WORKERS COMPENSATION / EMPLOYERS LIABILITY

NATIONAL COUNCIL STANDARD FORMS

1992 Form	Applicable in all states covered by the policy.	*

POLICY DECLARATIONS

Item 1.	Named Insured: As per Schedules or *	*

Item 3.A.	States of: AK, AL, AR, CA, CO, CT, DE, DC, FL, GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, OK, PA, RI, SC, SD, TN, TX, UT, VT, VA, WV

Item 3.C.	All Other States Except ND, OH, WA, WY

LIMITS

Part I	Statutory

Part II	Bodily Injury by Accident	*	Each Accident

	Bodily Injury by Disease	*	Policy Limit

	Bodily Injury by Disease	*	Each Employee

ENDORSEMENTS

♦	Catastrophe (other than Certified Acts of Terrorism)	*

♦	Employer's Liability Coverage	*

*
*

♦	Employers Liability Limits of Liability	*

♦	Federal Terrorism Risk Insurance Act Disclosure	*

*
*
*
*
*
*
*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Aeropostale, Inc.

Coverage Overview Exhibit

♦	Foreign Reimbursement and Repatriation Expense	*
	Schedule	*
*

Designated Employees:
outside of the United States.
All employees of the named insured while working
Designated WC Law:

State of hire

Location and Description of Operations:
Anywhere in the World			Each Accident
Policy Limit
Employer's Liability Limits

Bodily Injury by Accident:			Each Employee
	$	*
0
Bodily Injury by Disease:			Each Accident
	$	*	Policy Limit
0
Bodily Injury by Disease:			Each Employee
	$	*

Foreign Reimbursement

Bodily Injury by Accident:	$	*
Bodily Injury by Disease:	$	*
Bodily Injury by Disease:	$	*
Repatriation Expense	$	*

Notice of Cancellation	*

NINETY (90) DAYS	*

Notification of Change in Ownership	*

Voluntary Compensation and Employer's Liability	*

Schedule	*

Employees:
All Employees not subject to the Workers' Compensation Law.* State — All States except NJ, ND, OH, WA, WI and WY*.
Designated WC Law:
*
"STATE OF HIRE"	*

♦ Waiver of Our Right to Recover
*

Schedule

Designated Person:/Designated Organization:
Any person or organization for which the named insured has agreed by written contract executed prior to loss to furnish this waiver
The policies will also include any retrospective rating endorsements and/or deductible endorsements and all state-mandated endorsements as applicable.

The policies when issued will, without notice, replace and supersede this and all other correspondence which documents the insurance coverage referenced herein.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Aeropostale, Inc.

Coverage Overview Exhibit

THIS PROPOSAL/QUOTE DOES NOT AMEND, OR OTHERWISE AFFECT, THE PROVISIONS OF COVERAGE OF ANY RESULTING INSURANCE POLICY ISSUED BY TRAVELERS. IT IS NOT A REPRESENTATION THAT COVERAGE DOES OR DOES NOT EXIST FOR ANY PARTICULAR CLAIM OR LOSS UNDER ANY SUCH POLICY. COVERAGE DEPENDS ON THE APPLICABLE PROVISIONS OF THE ACTUAL POLICY ISSUED, THE FACTS AND CIRCUMSTANCES INVOLVED IN THE CLAIM OR LOSS AND ANY APPLICABLE LAW.

Coverage Overview Edition — 3/14/11

AEROPOSTALE INC

Terrorism Exhibit

Terrorism Risk Insurance Act of 2002 Disclosure

On December 26, 2007, the President of the United States signed into law amendments to the Terrorism Risk Insurance Act of 2002 (the "Act"), which, among other things, extend the Act and expand its scope. The Act establishes a program under which the Federal Government may partially reimburse "Insured Losses" (as defined in the Act) caused by "acts of terrorism". An "act of terrorism" is defined in Section 102(1) of the Act to mean any act that is certified by the Secretary of the Treasury — in concurrence with the Secretary of State and the Attorney General of the United States — to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property, or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of certain air carriers or vessels or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

The federal government's share of compensation for Insured Losses is 85% of the amount of Insured Losses in excess of each Insurer's statutorily established deductible, subject to the "Program Trigger", (as defined in the Act). In no event, however, will the federal government or any Insurer be required to pay any portion of the amount of aggregate Insured Losses occurring in any one year that exceeds $100,000,000,000, provided that such Insurer has met its deductible. If aggregate Insured Losses exceed $100,000,000,000 in any one year, your coverage may therefore be reduced.

The charge for Insured Losses is included in the total premium for each coverage indicated in this Proposal. The charge that has been included for each coverage is indicated below and does not include any charges for the portion of losses covered by the federal government under the Act.

Coverage	Included Charge For Insured Losses
Workers' Compensation
Exposures in states other than Alaska, Florida and North Carolina: * of the total Workers Compensation premium. Deductible and guaranteed cost Policies (if any) will be subject to any applicable adjustments or audits. For retrospective Policies (if any), the charge will be a flat charge which is charged at policy inception, not subject to any retrospective premium adjustments or audits.

Exposures in Alaska, Florida and North Carolina: The rate used to develop your premium is * per * of state remuneration.

Note: The foregoing rates are subject to change at any

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE

DATE:	07/26/11
ISSUING OFFICE:
ASSURED:
	Aeropostale, Inc	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097

This is confirmation that we have arranged with underwriters the insurance or policy changes described below.  We suggest that you review this notice to make certain we have followed your instructions accurately.

INSURORS:	Hanover Insurance Company	PERIOD: 08/01/11 to 08/01/12

POLICY #’S:	*	RISK: Auto Policy

AUTOMOBILE	LIMITS

Combined Bodily Injury & Property Damage Liability	$	*
Uninsured/Underinsured Motorist Protection	$	*
Personal Injury Protection	Statutory
Medical Payments	$	*
Comprehensive	$	*
Collision	$	*
Hired & Non-Owned Liability	$	*
Hired Car Physical Damage	$	*
Comprehensive	$	*
Collision	$	*

1)	Coverage will be provided using the most recent edition of *, and currently approved State forms.
2)	Composite rated.
3)	Annual premium *
4)	90 Days Notice of Cancellation/Non-Renewal/Change in Terms.

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insuror named above.
This confirmation may be canceled by you, the insured, b giving notice to the insuror when thereafter the cancellation shall be effective.  The coverage may be canceled by the insuror by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insuror is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insuror.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE

DATE:	07/26/11
ISSUING OFFICE:
ASSURED:
	Aeropostale, Inc	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097
This is confirmation that we have arranged with underwriters the insurance or policy changes described below. We suggest that you  review this notice to make certain we have followed your instructions accurately.

INSURORS:	Affiliated FM	PERIOD: 08-01-11 to 08-01-12

POLICY #:	TBD	RISK: Property-Canada

PROPERTY

All risk of physical loss subject to the terms and conditions of the proposal with the following coverages:

Policy Limit – The company’s liability will not exceed the respective Sub-Limits of Liability shown elsewhere for the coverages involved.  However, in no event will the company’s total limit exceed * as a result of any one occurrence,  regardless of the number of perils, coverages or locations involved.

Retail Stores Canada as per schedule on file	$	*	(per store)
(except as noted below)
(SOV Final 04-11)

Distribution Warehouse: 1050 Iron Street, Etobicoke, ON	$	*	(Stock & Supplies)

See Affiliated quote for additional coverages.

Premium:  * (Canadian $)

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insuror named above.
This confirmation may be canceled by you, the insured, b giving notice to the insuror when thereafter the cancellation shall be effective.  The coverage may be canceled by the insuror by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insuror is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insuror.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE

DATE:	07/26/11
ISSUING OFFICE:
ASSURED:
	Aeropostale, Inc	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097

This is confirmation that we have arranged with underwriters the insurance or policy changes described below.  We suggest that you review this notice to make certain we have followed your instructions accurately.

INSURORS:	Aviva Insurance Company of Canada	PERIOD: 08/01/11 to 08/01/12

POLICY #’S:	TBD	RISK: Canadian Auto Policy

AUTOMOBILE	LIMITS

Combined Bodily Injury & Property Damage Liability	$	*
Uninsured/Underinsured Motorist Protection	$	*
Personal Injury Protection	Statutory
Comprehensive	$	*
Collision	$	*

4 vehicles (Ontario)
1 vehicle (Alberta)
1 vehicle (New Brunswick)
1 vehicle (B.C.) – Excess over IBCB policy.

Premium: * (Canadian $’s)

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insuror named above.
This confirmation may be canceled by you, the insured, b giving notice to the insuror when thereafter the cancellation shall be effective.  The coverage may be canceled by the insuror by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insuror is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insuror.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE

DATE:	07/26/11
ISSUING OFFICE:
ASSURED:
	Aeropostale, Inc	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097

This is confirmation that we have arranged with underwriters the insurance or policy changes described below. We suggest that you review this notice to make certain we have followed your instructions accurately.

INSURORS:	ACE USA	PERIOD: 8-01-11 to 8-01-12
POLICY #’S:	TBD	RISK: Canadian General Liability

GENERAL LIABILITY	LIMITS

General Aggregate	$	*
Personal & Advertising Injury	$	*
Each Occurrence	$	*
Damages to Premises Rented to You	$	*
Medical Expense	$	*
Employee Benefits Liability	$	*
Employers Non-Owned & Hired Liability	$	*
Hired Car Physical Damage	$	*
Medical Payments	$	*	/*
Executive Assistance Services (incl repatriation)	$	*
Contingent Employers Liability – each accident	$	*
- each employee	$	*
- policy limit	$	*
Accidental Death & Dismemberment	$	*	each employee
	$	*	aggregate

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insurer named above.
This confirmation may be canceled by you, the insured, b giving notice to the insurer when thereafter the cancellation shall be effective.  The coverage may be canceled by the insurer by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insurer is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insurer.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

KIDNAP & EXTORTION COVERAGE:

Limits	Causes of Loss
* Each loss no annual aggregate	Extortion/Ransom Moneys Payment
* Each loss no annual aggregate	In transit Extortion/Ransom Moneys Loss
* Each loss no annual aggregate	Kidnap and Extortion Expenses
* Each loss no annual aggregate	Legal Costs
* Each loss no annual aggregate	Detention Expenses
* Sub-limit Each life	Medical Death or Dismemberment
* Sub-limit Each loss	Medical Death or Dismemberment
* Each loss no annual aggregate	Incident Response

All Officers, Directors and Employees of the Named Insured

Endorsements:

Broad Named Insured
Additional Insureds – Broad Form Vendors
Notice of Occurrance
Trade or Economic Sanctions Endorsement
90 Day Notice Cancellation or Non-Renewal

Exclusions:
Asbestos & Asbestos Containing Materials & Products
Silica or Silica – Related Dust
War & Terrorism
Designated Professional Services:  All Services

Premium:  * (+ tax) (based on 62 stores)

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insurer named above.
This confirmation may be canceled by you, the insured, b giving notice to the insurer when thereafter the cancellation shall be effective.  The coverage may be canceled by the insurer by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insurer is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insurer.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ASPEN XS A FOLLOW FORM EXCESS POLICY DECLARATIONS
NOTICE: DEPENDING ON THE TERMS AND CONDITIONS OF THE FOLLOWED POLICY, THE COVERAGE UNDER THIS POLICY MAY BE LIMITED TO CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. UNLESS THIS POLICY IS ENDORSED OTHERWISE, THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY THE PAYMENT OF DEFENSE COSTS AND/OR CLAIM EXPENSES WHICH ARE PART OF AND NOT IN ADDITION TO THE LIMIT OF LIABILITY. PLEASE READ AND REVIEW THIS POLICY AND THE FOLLOWED POLICY CAREFULLY.

Issued by: Aspen Specialty Insurance Company (hereinafter "Insurer")	Policy Number: *

Item 1. Named Insured and Address:	Item 2. Policy Period:
Aeropostale, Inc.	From 12:01 AM on: May 15, 2011 (the "Inception Date")
201 Willowbrook Blvd	To 12:01 AM on: May 15, 2012 (the "Expiration Date")
Wayne, NJ 07470	(Both dates local time at the address shown in Item 1)

Item 3. Limits of Liability	Item 4. Premium: *
* per claim	TRIA Premium: No additional premium
* in the aggregate

Item 5. Underlying Policies:

A.	Followed Policy Insurer Executive Risk Indemnity, Inc	Followed Policy Insurer *	Followed Policy Limit *	FollowedPolicy Period 5/15/2011 - 5/15/2012
B.	Underlying Policy Insurer(s)	Underlying Policy Number(s)	Underlying Limits	Underlying Policy Period(s)
	AXIS Insurance Company	*	* *	5/15/2011 — 5/15/2012

Item 6.	Notice of claim reporting: Aspen Specialty Insurance Company Management Liability Division 600 Atlantic Avenue Boston, MA 02210-2286 Attn: Claims Department Email:AMPclaims@aspenspecialty.com	All other notices to the Insurer: Aspen Specialty Insurance Company Management Liability Division 600 Atlantic Avenue Boston, MA 02210-2286 Toll Free: 1-877-245-3510

Item7.	Endorsements Attached at Inception Date of Policy:
●  General Service of Suit

The Named Insured will be the sole agent and will act on behalf of all Insureds for the purpose of giving any notices, including for cancellation of this Policy, for the payment of premium and receipt of any return premium, for the payment of the deductible or retention, or for the exercising of or the declining to exercise any rights under this Policy.

IN WITNESS WHEREOF, the Insurer has caused this Policy to be signed by its President and Secretary and countersigned where required by law on the Declarations page by it's duly Authorized representative.

/s/ William Murray	/s/ Andrew Noga
President	Secretary

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

/s/ illegible
July 5, 2011
Authorized Representative Date	Date

NEW JERSEY

This Insurance is Issued Pursuant to the New Jersey Surplus Lines Law.

Surplus Lines Broker:AmWins Brokerage of New Jersey, Inc.

Surplus Lines No.: *
Surplus Lines Transaction No.: *

"This policy is wr.ttlen by a surplus lines insurer and is not subject to the filing of approval requirements of the New Jersey Department of Banking and Insurance. Such a policy may contain conditions, limitations, exclusions, and different terms than a policy issued by an insurer granted a Certificate of Authority by the New Jersey Department of Banking and Insurance. The insurer has been approved by the Department as an eligible surplus lines insurer, but the policy is not coveted by the New Jersey Insurance. Guaranty Fund, and only a policy of medical malpractice liability insurance as defined in N.J.S,A. 17;30D-3d or a policy of property insurance CON',:thi owner•occupicd dwellings of less than four dwelling units are covacd by the Nov Josq Surplus Lines Guaranty Fund."

THIS INSURANCE IS
ISSUED PURSUANT TO THE
NJ SURPLUS LINES LAW
TRANSACTION it: 611.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ASPEN XS

A FOLLOW FORM EXCESS POLICY

In consideration of the payment of the premium, and in reliance upon the Application and any other materials submitted to the Insurer, the Named Insured on behalf of all Insureds and the Insurer, agree as follows:

I. INSURING AGREEMENT: Subject to its terms, conditions and endorsements, this Policy shall provide the Insureds with insurance excess of the Underlying Limits in accordance with the same terms, conditions, definitions, exclusions and limitations of the Followed Policy as they existed on the inception date of this Policy.

II. DEFINITIONS

A.	Application shall have the same meaning given to such term in the Followed Policy.
B.
Drop Down Insurer means an insurer of a policy of insurance that is specifically excess of this Policy, which according to its terms and conditions, pays covered loss that is not paid by the Underlying Policies. This Policy does not follow the terms and conditions of any Drop Down Insurer's policy.

C.	Followed Policy means the policy referenced in Item 5. A of the Declarations.
D.	Insured(s) means the Named Insured and those individuals and/or entities insured under the Followed Policy.
E.	Named Insured means the entity referenced in Item 1. of the Declarations.
F.	Policy Period means the period of time stated in Item 2. of the Declarations, subject to any earlier cancellation date.
G.	Underlying Limits means the aggregate sum of all the Limits of Liability of the Underlying Policies, plus the uninsured retention or deductible under the Followed Policy.

H.	Underlying Policies means the policies referenced in Item 5. A and 5. B of the Declarations.

III. LIMITS OF LIABILITY AND MAINTENANCE OF UNDERLYING INSURANCE: The Limits of Liability referenced in Item 3. of the Declarations are the limits of the Insurer's liability for all covered claims and/or losses in excess of the Underlying Limits. Liability shall attach to the Insurer only after the insurers of the Underlying Policies, the Drop Down Insurers and/or the Insureds shall have paid covered loss in an amount equal to the full amount of the Underlying Limits. In the event of the exhaustion of all the Underlying Limits due to payments thereunder and upon satisfaction of any applicable retention, this Policy shall continue in force as primary insurance. The Insurer shall remain excess of the amount of the Underlying Limits and shall not drop down for any reason including, but not limited to: (1) non-payment to any extent of the Underlying Limits; (2) the existence of a sub-limit of liability in any Underlying Policies (unless specifically endorsed hereon); or (3) any Underlying Policies containing terms and conditions different from the Followed Policy. If the Followed Policy provides coverage that is subject to a sub-limit of liability, then unless this Policy is endorsed otherwise, this Policy shall not apply to any claim that is subject to such sub-limit, however, any such coverage paid by the insurers of the Underlying Policies shall be recognized solely for the purposes of eroding the Underlying Limits.

The Named Insured shall maintain the Underlying Policies in full force and effect throughout the Policy Period, except for any reduction or exhaustion of the aggregate limits of the Underlying Policies by reason of payment of any claim and/or loss as provided in such policies. If the Underlying Policies are not so maintained, the Insurer shall not be liable under this Policy to a greater extent than it would have been had such Underlying Policies been so maintained. The risk of collection of any Underlying Limits, including due to reasons of the financial distress of an insurer issuing an Underlying Policy, is expressly retained by the Insureds.

IV. DEFENSE, SETTLEMENT AND CONDITIONS: The Insurer shall have the same rights, privileges and protections afforded to the insurers of the Followed Policy in accordance with such policy's terms and conditions. The Insurer shall also have the right, but not the obligation, to effectively associate with the Insureds in the investigation, settlement or defense of any claim and/or loss that is reasonably likely to involve the Limits of Liability of this Policy. The Insureds shall provide the Insurer with such information, assistance and cooperation as the Insurer may reasonably request and shall not do anything, after a claim has been made against an Insured, that prejudices the Insurer's position or potential rights of recovery.

The Insureds shall give the Insurer notice of any claims and/or loss in the same manner and at the same time as required by the terms and conditions of the Followed Policy and shall be provided to the Insurer's address referenced in Item 6. of the Declarations. Notice to an insurer of any of the Underlying Policies is not notice to the Insurer. No amendment to the Underlying Policies shall be effective in broadening the coverage afforded by this Policy, changing the Named Insured's name or address, or modifying the premium of this Policy unless the Insurer agrees so in writing.

GENERAL SERVICE OF SUIT ENDORSEMENT

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT
CAREFULLY.

Pursuant to any statute of any state or district of the United States of America which makes provision therefore, the insurer hereby designates the Commissioner, Superintendent or Director of Insurance or other officer specified for that purpose in the statute, and his or her successors in office, and duly authorized deputies in the state where this policy is issued, as the insurer's true and lawful attorney for service of legal process in action, suit or proceeding brought in the state where this policy is issued by or on behalf of an insured or beneficiary against the insurer arising out of the insurance issued under this policy.

The Company's registered forwarding address for purposes of receiving service from the Commissioner, Superintendent or Director of Insurance or other officer in each state shall be: Aspen Specialty Insurance Management, Inc., c/o General Counsel, 175 Capital Blvd., Rocky Hill, CT 06067; (860) 760-7758; Questions can be directed to: Compliance@aspenspecialty.com. In addition, please note state-specific instructions as follows:

In Arizona, service must be made on the Commissioner of Insurance, but a copy of any service of legal process should also be delivered or forwarded (for informational purposes only) to: Mr. John Rohwer, John Rohwer & Company, P.O. Box 2229, Phoenix, AZ 85002 or Gail Flock do CT Corporation System, 2394 East Camelback Road, Phoenix, AZ 85016.

In California, any service of legal process may also be delivered or forwarded to: Jere Keprios do CT Corporation, 818 West Seventh Street, Los Angeles, CA 90017.

In Colorado, any service of legal process may also be delivered or forwarded to: Christen Vinnola do The Corporation Company, 1675 Broadway, Suite 1200, Denver, CO 80202.

In Georgia, service must be made on the Commissioner of Insurance, but a copy of such service should also be delivered or forwarded (for informational purposes only) to: Dale W. Morris c/c CT Corporation System, 1201 Peachtree Street, NE, Atlanta, GA 30361.

In Hawaii, any service of legal process may also be delivered or forwarded to: Ronald V. Grant do CT Corporation Company, Inc. 900 Fort Street Mall, Suite 1800 Honolulu, HI 96813.
In Louisiana, any service of legal process may also be delivered or forwarded to: Lisa Uttech do CT Corporation Regional System, 5615 Corporate Blvd Suite 400B, Baton Rouge, LA 70808.

In Maine, service must be made on the Commissioner of Insurance, but a copy of such filing should also be delivered or forwarded (for informational purposes only) to: Peter B. Webster c/o CT Corporation System, 81 West Main Street, Yarmouth, ME 04096.

In Michigan, service of legal process may only be made on the Insurance Commissioner, but a copy of such filing should also be sent (for reference only) to: General Counsel, Aspen Insurance U.K. Limited c/o Aspen Specialty Insurance Management, Inc., 175 Capital Blvd., Rocky Hill, CT 06067.

In North Carolina, service of legal process may only be made on the Insurance Commissioner, but a copy of any service of legal process should also be delivered or forwarded (for reference only) to: Ron M. Strickland do CT Corporation System 150 Fayetteville Street Box 1011, Raleigh, NC 27601.

In Tennessee, any service of legal process may only be made on the Insurance Commissioner, but a copy of such filing should also be delivered or forwarded (for reference only) to: Mark Williams do CT Corporation System 800 S. Gay Street, Suite 2021, Knoxville, TN 37929.

In Texas, any service of legal process may only be made on the Insurance Commissioner, but a copy of such filing should also be delivered or forwarded (for reference only) to: Shirley Dillon c/o CT Corporation System, 350 North St. Paul Street, Dallas, TX 75201,

In Wyoming, any service of legal process should be made on the Insurance Commissioner, but a copy of such filing should also be delivered or forwarded (for reference only) to: Tammy Bellefuille do CT Corporation System 1720 Carey Avenue, Cheyenne, WY 82001.

The foregoing designation of attorney for service of legal process upon the Company shall not constitute a waiver of the Company's rights to remove, remand, dismiss or transfer any suit or proceeding from any court, or to commence any suit or other proceeding in any court of competent jurisdiction.

All other terms and conditions of this Policy remain unchanged.

/s/ illegible
Authorized Representative Date

POLICYHOLDER DISCLOSURE
NOTICE OF TERRORISM INSURANCE COVERAGE AND
CAP ON LOSSES FROM CERTIFIED ACTS OF TERRORISM

Coverage for acts of terrorism is included in your policy. You are hereby notified that under the Terrorism Risk Insurance Act, as amended in 2007, the definition of act of terrorism has changed. As defined in Section 102(1) of the Act: The term "act of terrorism" means any act that is certified by the Secretary of the Treasury—in concurrence with the Secretary of State, and the Attorney General of the United States—to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property, or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of certain air carriers or vessels or the premises of a United States mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion. Under your coverage, any losses resulting from certified acts of terrorism may be partially reimbursed by the United States Government under a formula established by the Terrorism Risk Insurance Act, as amended. However, your policy may contain other exclusions which might affect your coverage, such as an exclusion for nuclear events. Under the formula, the United States Government generally reimburses 85% of covered terrorism losses exceeding the statutorily established deductible paid by the insurance company providing the coverage. The Terrorism Risk Insurance Act, as amended, contains a $100 billion cap that limits U.S. Government reimbursement as well as insurers' liability for losses resulting from certified acts of terrorism when the amount of such losses exceeds $100 billion in any one calendar year. If the aggregate insured losses for all insurers exceed $100 billion, your coverage may be reduced.

The portion of your annual premium that is attributable to coverage for acts of terrorism is *, and does not include any charges for the portion of losses covered by the United States government under the Act.

BY RECEIPT OF THIS NOTICE YOU HAVE BEEN NOTIFIED, UNDER THE TERRORISM RISK INSURANCE ACT, AS AMENDED, THAT COVERAGE UNDER THIS POLICY FOR ANY LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM, MAY BE PARTIALLY REIMBURSED BY THE UNITED STATES GOVERNMENT AND MAY BE SUBJECT TO A $100 BILLION CAP THAT MAY REDUCE YOUR COVERAGE. YOU HAVE ALSO BEEN NOTIFIED OF THE PORTION OF YOUR PREMIUM ATTRIBUTABLE TO SUCH COVERAGE.

Includes copyrighted material from Disclosure 2, © 2007 by The National Association of Insurance Commissioners

ASPEN TRIA DISCLOSURE

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

US Treasury Department's Office
Of Foreign Assets Control ("OFAC")
Advisory Notice to Policyholders

This Policyholder Notice shall not be construed as part of your policy and no coverage is provided by this Policyholder Notice nor can it be construed to replace any provisions of your policy. You should read your policy and review your Declarations page for complete information on the coverages you are provided.

This Notice provides information concerning possible impact on your insurance coverage due to directives issued by OFAC. Please read this Notice carefully.

The Office of Foreign Assets Control (OFAC) administers and enforces sanctions policy, based on Presidential declarations of "national emergency." OFAC has identified and listed numerous:

•	Foreign agents;
•	Front organizations;
•	Terrorists;
•	Terrorist organizations; and
•	Narcotics traffickers;

as "Specially Designated Nationals and Blocked Persons." This list can be located on the United States Treasury's web site: http://www.treas.gov/ofac

In accordance with OFAC regulations, if it is determined that you or any other insured, or any person or entity claiming the benefits of this insurance has violated U.S. sanctions law or is a Specially Designated National and Blocked Person, as identified by OFAC, this insurance will be considered a blocked or frozen contract and all provisions of this insurance are immediately subject to OFAC. When an insurance policy is considered to be such a blocked or frozen contract, no payments nor premium refunds may be made without authorization from OFAC. Other limitations on the premiums and payments also apply.

Aspen OFAC (0908)	Reprinted, in part, with permission of ISO Properties, Inc.

AXIS INSURANCE COMPANY
  Administrative Office
11680 Great Oaks Way, Suite 500
  Alpharetta, Georgia 30022
(a stock company hereinafter the “Insurer”)

Excess Policy
DECLARATIONS PAGE

SUBJECT TO THE PROVISIONS OF THE FOLLOWED POLICY, THIS POLICY MAY APPLY ONLY TO CLAIMS FIRST MADE OR CLAIMS FIRST MADE AND REPORTED DURING THE POLICY PERIOD OR EXTENDED REPORTING PERIOD, IF APPLICABLE, AND THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENT AMOUNTS MAY BE REDUCED AND EXHAUSTED BY PAYMENT OF DEFENSE COSTS OR CLAIMS EXPENSES. PLEASE READ THIS POLICY CAREFULLY.

Policy Number: *      Renewal of Policy Number: *

Item 1. Policyholder and Mailing Address: Aeropostale, Inc.

201 Willowbrook Boulevard
Wayne, NJ 07470

Item 2. Policy Period: From: 12:01 a.m. on May 15, 2011 to: 12:01 a.m. on May 15, 2012
Local time at the address in Item 1.

Item 3. Limit of Liability for the Policy Period: *.

Item 4.

A. Notice of claims or potential claims:	B. All other notices:	Underlying Insurance
AXIS Insurance Company	AXIS Insurance Company	See attached
Professional Lines Claims	Professional Lines	Schedule of
300 Connell Drive, Suite 2000	300 Connell Drive, Suite 2000	Underlying
P.O. Box 357	P.O. Box 357	Insurance.

Item 5.

Forms and
Berkeley Heights, NJ 07922-0357	Berkeley Heights, NJ 07922-0357
Toll Free Fax: (866) 770-5630	Fax: (908) 508-4301
E-mail: USClaimNoticeBH@axiscapital.com
Endorsements attached at Policy Inception: See attached Schedule of Forms and Endorsements.

Item 6. Notices to Insurer:

/s/ Gregory W. Springer	/s/ Andrew Weissert	Item 7. Premium: * (No additional premium for TRIA).

The Insurer has caused this Policy to be signed and attested by its authorized officers:

July 22, 2011
Gregory W. Springer, President Andrew Weissert, Secretary Date

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Excess Policy

In consideration of the premium paid and in reliance upon all information and representations provided or made available by the Insureds to the Insurer in connection with the underwriting of this Policy, and subject to the provisions of this Policy and the Declarations and any Schedules and Endorsements attached hereto, all of which are made a part of this Policy, the Insurer and Policyholder, on behalf of all Insureds, agree as follows:

I. INSURING AGREEMENT

This Policy shall provide insurance excess of the Underlying Insurance. Liability shall attach to the Insurer only after (i) the insurers of the Underlying Insurance, the Insureds or others on behalf of the Insureds shall have paid in legal currency amounts covered under the respective Underlying Insurance equal to the full amount of the Underlying Limit, and (ii) the retention or deductible, if any, applicable under the Underlying Insurance has been satisfied. Except as specifically set forth herein, coverage under this Policy shall apply in conformance with all provisions of the Followed Policy.

II. DEFINITIONS

When used in this Policy, whether in the singular or the plural:

A.	Insureds means all persons and entities covered under the Followed Policy.

B.	Followed Policy means the insurance policy(ies) identified as such in the Schedule of Underlying Insurance attached hereto.

C.	Policy Period means the period set forth in Item 2 of the Declarations.

D.	Policyholder means the person(s) or entity(ies) set forth in Item 1 of the Declarations.

E.	Underlying Insurance means the Followed Policy and all other policies, if any, identified as such in the Schedule of Underlying Insurance attached hereto.

F.	Underlying Limit means an amount equal to the aggregate of all limits of liability set forth in the Schedule of Underlying Insurance attached hereto.

III. CONDITIONS AND LIMITATIONS

A.	The Limit of Liability set forth in Item 3 of the Declarations shall be the maximum amount payable by the Insurer in excess of the Underlying Limit.

B.
If any amount covered under the Underlying Insurance is subject to a sublimit of liability, this Policy shall not apply to such amount, but the Insurer shall recognize payment of such amount in any manner described in Section I. Insuring Agreement as reducing the Underlying Limit by such amount.

C.
The Insureds shall give written notice to the Insurer if any Underlying Insurance is changed or terminated or if any insurer of the Underlying Insurance becomes financially unable to pay any amount covered under the Underlying Insurance. No such event shall affect coverage under this Policy, unless the Insurer so agrees in writing. The failure of the Insureds to comply with this section shall not invalidate coverage. However, the Insurer shall not be liable to a greater extent than it would have been had no such event occurred.

D. Notice to the Insurer shall be given at the respective address shown in Item 6 of the Declarations. Notice to any other insurer shall not constitute notice to the Insurer unless also given to the Insurer as provided above.

E. The Insurer may, at its sole discretion, elect to participate in the investigation, defense and settlement of any claim or other matter to which the coverage under this Policy could apply even if the Underlying Limit has not been exhausted. The Insureds shall provide the Insurer with information, assistance and cooperation as the Insurer reasonably requests and shall do nothing to prejudice the Insurer’s position or potential rights of recovery. No action by any other insurer shall bind the Insurer under this Policy.

Schedule of Forms and Endorsements

Notices and Disclosures:
SCHEDULE OF UNDERLYING INSURANCE	*

Endorsements:

No	Endorsement Name	Endorsement Number

1	NEW JERSEY AMENDATORY ENDORSEMENT	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Schedule of Underlying Insurance

Followed Policy

A.	Insurer Name	Policy Number	Limit
	EXECUTIVE RISK INDEMNITY, INC	*	*

Other Underlying Insurance

Insurer Name	Policy Number	Limit

NOT APPLICABLE

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Endorsement No.	Effective date	Policy Number	Additional Premium
1	12:01 a.m. on May 15, 2011	*	N/A

NEW JERSEY AMENDATORY ENDORSEMENT

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

This endorsement modifies insurance provided under the:

Excess Policy

It is agreed that:

I.	The following is added to the Declarations Page:

THIS POLICY IS SUBJECT TO AN AGGREGATE LIMIT OF LIABILITY FOR ALL LOSS DURING THE POLICY PERIOD.

II.	The following provision is added to the Policy:

IV.	CANCELLATION, NONRENEWAL AND RENEWAL

A.
The Policyholder may cancel this Policy at any time by giving advance written notice thereof to the Insurer stating the effective date of cancellation. In such event, the Insurer shall refund the unearned premium, if any, computed at the customary short rate, within a reasonable time not to exceed the later of sixty (60) days after the date of cancellation or date of notice.

B.
The Insurer may cancel this Policy only for nonpayment of premium. In such event, the Insurer shall deliver or mail written notice of cancellation for nonpayment of premium to the Policyholder, stating the effective date thereof, which shall not be less than ten or more (10 or more) days after the date such notice is delivered or mailed. The notice shall state the amount of premium due and the due date. No cancellation for nonpayment shall be effective if payment of the amount due is made prior to the due date.

C.
If the Insurer decides not to renew this Policy, the Insurer shall deliver or mail written notice thereof stating the reason(s) for nonrenewal to the Policyholder not more than one hundred twenty (120) days but not less than thirty or more (30 or more) days prior to the expiration of the Policy Period.

D.
If the Insurer decides to renew this Policy, the Insurer shall deliver or mail written notice of the amount of the renewal premium and any change in contract terms to thePolicyholder not more than one hundred twenty (120) days but not less than thirty or more (30 or more) days prior to the due date of the premium and shall state the effect of nonpayment of premium by the due date.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Pursuant to New Jersey law, this Policy cannot be nonrenewed for any underwriting reason or guideline which is arbitrary, capricious or unfairly discriminatory or without adequate prior notice to the Insureds. The underwriting reasons or guidelines that an Insurer can use to nonrenew this Policy are maintained by the Insurer in writing and will be furnished to the Insured or the Insured’s lawful representative upon written request.

E.
If the Insurer mails any notice required under this section, the Insurer shall do so by registered or certified mail or by mail evidenced by a United States Post Office certificate of mailing to the Policyholder at the address in Item 1 of the Declarations. The Insurer also shall send such notice by mail or electronic mail to the producer of record, if any. The delivery or mailing of such notice shall be sufficient proof thereof and the Policy Period shall end at the date and hour specified in the notice.

III.	If this Policy provides claims made coverage, then the following provision is added:

V.	EXTENDED REPORTING PERIODS

A.	Automatic Coverage Extension

If this Policy is cancelled or nonrenewed, the Policyholder shall have an automatic thirty or more (30 or more) day extension of the coverage granted by this Policy following the effective date of cancellation or nonrenewal, but only for acts, errors or omissions taking place before such date.

B.	Extended Reporting Period

If this Policy is cancelled or nonrenewed for any reason other than nonpayment of premium, the Policyholder shall have the right to purchase an Extended Reporting Period during which any claim first made against the Insureds shall be considered made during the Policy Period, but only for acts, errors or omissions taking place prior to the effective date of cancellation or nonrenewal. This right shall lapse unless written notice of the option elected together with payment of the additional premium due is received by the Insurer within not less than thirty (not less than 30) days following such date.

This Extended Reporting Period shall commence after the expiration of the Automatic Coverage Extension and the duration thereof shall follow that of the Followed Policy; provided the Insurer shall offer the option to purchase an Extended Reporting Period of at least one (1) year.

The additional premium for the Extended Reporting Period shall be the same percentage of this Policy’s annual premium as the extended reporting period percentage stated in the Followed Policy. The Insureds must purchase the extended reporting period under all unexhausted Underlying Insurance as a condition to electing an Extended Reporting Period under this Policy.

The limit of liability for the Extended Reporting Period shall be the remaining limit of the Limit of Liability set forth in Item 3 of the Declarations.

All other provisions of the Policy remain unchanged.

July 22, 2011
Authorized Representative Date

/s/ illegible

DECLARATIONS

EXCESS INSURANCE POLICY

SUBJECT TO THE PROVISIONS OF THE UNDERLYING INSURANCE, THIS POLICY MAY ONLY APPLY TO ANY CLAIM FIRST MADE AGAINST THE INSUREDS OR LOSS DISCOVERED DURING THE POLICY PERIOD PROVIDED THAT SUCH CLAIM OR LOSS IS REPORTED IN WRITING TO THE INSURER PURSUANT TO THE POLICY PROVISIONS. AMOUNTS INCURRED AS DEFENSE COSTS SHALL REDUCE AND MAY EXHAUST THE APPLICABLE LIMIT OF LIABILITY AND ARE SUBJECT TO THE RETENTIONS. THE INSURER SHALL NOT BE LIABLE FOR ANY DEFENSE COSTS OR FOR ANY JUDGMENT OR SETTLEMENT AFTER THE LIMIT OF LIABILITY HAS BEEN EXHAUSTED. PLEASE READ THIS POLICY CAREFULLY.

These Declarations along with the completed and signed application and the Policy with endorsements shall constitute the contract between the Insureds and the Insurer.

Item 1.	Named Insured:
Aeropostale, Inc.
Principal Address: 201 Willowbrook Blvd. Wayne, NJ 07470

Item 2.	Policy Period: From: 15-May-2011
	To:	15-May-2012
Both dates at 12:01 a.m. Local Time at the Principal Address stated in Item 1.
Item 3.	Limit of Liability:

Insurer: Beazley Insurance Company, Inc.

Policy Number: *

* Aggregate for the Policy Period, including costs and expenses incurred in the defense or settlement of all claims.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Item 4.	Premium:	* One Year Premium
* NJ Surch			arge
* Total		One Year Premium
Item 5.	Notification under this Policy:
a. Notification pursuant to Clause VI shall be given to:		b.	All other notices under this Policy shall be given to:
Beazley Insurance Company, Inc. 30 Batterson Park Road Farmington, CT 06032 Tel: (860) 677-3700 Fax: (860) 679-0247			Beazley Insurance Company, Inc. 30 Batterson Park Road Farmington, CT 06032 Tel: (860) 677-3700 Fax: (860) 679-0247

* Page 1 of 3

Item 6. Endorsements Effective at Inception:

1.	* Prior and Pending Litigation Exclusion
2.	* Delete Clause VII C
3.	* NJ New Jersey Amendatory Endorsement
4.	* Sanction Limitation and Exclusion Clause

The Insurer has caused this Policy to be signed and attested by its authorized officers, but it shall not bevalid unless also signed by another duly authorized representative of the Insurer.

* Page 2 of 3

/s/ Doug Colosky	28-Jul-11
Authorized Representative	Date

/s/ Christine Oldridge	/s/ Andrew Horton
Secretary	President

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

SCHEDULE OF UNDERLYING INSURANCE EXCESS INSURANCE POLICY

Type of Insurance: Primary Policy:

* Page 3 of 3

Insurer:	Federal Insurance Company (Lead DIC)
Policy No.:	*
Limit of Liability:	*
Retention:	N/A

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Effective date of this Endorsement: 15-May-2011 This Endorsement is attached to and forms a part of Policy Number: * Insurer: Beazley Insurance Company, Inc.

PRIOR AND PENDING LITIGATION EXCLUSION

This endorsement modifies insurance provided under the following:

EXCESS INSURANCE POLICY

In consideration of the premium charged for the Policy, it is hereby understood and agreed that this Policy shall not apply to loss or damages in connection with or resulting from any demand, suit or other proceeding pending, or order, decree or judgement entered, against any Insured on or prior to 15-May2006 or any act, fact, circumstance or situation underlying or alleged therein.

All other terms and conditions of this Policy remain unchanged.

/s/ Doug Colosky

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Effective date of this Endorsement: 15-May-2011 This Endorsement is attached to and forms a part of Policy Number: * Beazley Insurance Company, Inc. Referred to in this endorsement as either the “Insurer” or the “Underwriters”
This endorsement modifies insurance provided under the following:

EXCESS INSURANCE POLICY

In consideration of the premium charged for the Policy, it is hereby understood and agreed that Clause
VII. C. is deleted in its entirety.

All other terms and conditions of this Policy remain unchanged.

/s/ Doug Colosky

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Effective date of this Endorsement: 15-May-2011 This Endorsement is attached to and forms a part of Policy Number: *

NEW JERSEY AMENDATORY ENDORSEMENT

This endorsement modifies insurance provided under the following:

EXCESS INSURANCE POLICY

1. The Declarations and this Policy are amended by adding the following notice at the beginning thereof:

THIS POLICY IS SUBJECT TO AN AGGREGATE LIMIT OF LIABILITY.

2. Clause VII. CONDITIONS is amended by adding the following Sections F., G., H. and I.:

F.
Pursuant to New Jersey law, this Policy cannot be cancelled or non-renewed for any underwriting reason or guideline which is arbitrary, capricious or unfairly discriminatory or without adequate prior notice to the Insured. The underwriting reasons or guidelines that an Insurer can use to cancel or non renew this Policy are maintained by the Insurer in writing and will be furnished to the Insured and/or the Insured’s lawful representative upon written request. This provision shall not apply if this Policy has been in effect for less than sixty (60) days at the time notice of cancellation is mailed or delivered, unless this Policy is a renewal policy.

G.	Except for the termination provisions set forth in Clause IV. MAINTENANCE OF UNDERLYING POLICIES,

1. If this Policy has been in effect for less than sixty (60) days, the Insurer may cancel this Policy by mailing or delivering to the Named Insured written notice stating when, not less than thirty (30) days thereafter, the cancellation shall be effective. If the Insurer cancels this Policy for nonpayment of premium or moral hazard, the Insurer may cancel this Policy by mailing or delivering notice of cancellation at least ten (10) days before the effective date of cancellation.
2. If this Policy has been in effect for more than sixty (60) days at the time of mailing or delivery of notice of cancellation, the Insurer may cancel this Policy for underwriting reasons or guidelines maintained by the Insurer in writing or for any of the following reasons:
a. nonpayment of premium;

b. moral hazard;

c. material misrepresentation or nondisclosure to the Insurer of a material fact at the time of acceptance of the risk;

d. increased hazard or material change in the risk assumed which could not have been reasonably contemplated by the parties at the time of assumption of the risk;

* Beazley Insurance Company, Inc. Page 1 of2

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

e. substantial breaches of contractual duties, conditions or warranties that materially affect the nature and/or insurability of the risk;

f. lack of cooperation from the Insured on loss control matters materially affecting insurability of the risk;

g. fraudulent acts against the Insurer by the Insured or its representatives that materially affect the nature of the risk insured;

h. loss of or reduction in available insurance capacity;

i. material increase in exposure arising out of changes in statutory or case law subsequent to the issuance of this Policy or any subsequent renewal thereof;

j. loss of or substantial changes in applicable reinsurance;

k. failure by the Insured to comply with any federal, state or local fire, health, safety, building or construction regulation, law or ordinance with respect to an insured risk which substantially increases any hazard insured against within sixty (60) days of written notification of a violation of any such law, regulation or ordinance;

l. failure by the Insured to provide reasonable and necessary underwriting information to the Insurer upon written request therefor and a reasonable opportunity to respond; or

m. agency termination.

If the Insurer cancels this Policy for any of the reasons set forth in 3. through 13. above, the Insurer shall mail or deliver written notice of cancellation to the Named Insured not more than one hundred twenty (120) days nor less than thirty (30) days before the effective date of cancellation. If the Insurer cancels this Policy for the reasons set forth in 1. and 2. above, the Insurer shall mail or deliver written notice of cancellation to the Named Insured at least ten (10) days before the effective date of cancellation. No cancellation for nonpayment of premium shall be effective if payment of the amount due is made prior to the effective cancellation date. The notice of cancellation shall state the reason for cancellation and, when cancellation is for nonpayment of premium, shall state the amount of premium due and the due date.

H.
The Named Insured may cancel this Policy by providing the Insurer written notice of the date thereafter upon which such cancellation shall be effective. The Insurer shall use the customary short rate to calculate return premium, if any, due to the Named Insured.

I.
If the Insurer decides not to renew this Policy, the Insurer shall mail or deliver to the Named Insured written notice, stating the reason for the non-renewal, between one hundred twenty (120) and thirty (30) days before the end of the Policy Period.

All other terms and conditions of this Policy remain unchanged.

/s/ Doug Colosky

Effective date of this Endorsement: 15-May-2011 This Endorsement is attached to and forms a part of Policy Number: * Beazley Insurance Company, Inc. Referred to in this endorsement as either the “Insurer” or the “Underwriters”

SANCTION LIMITATION AND EXCLUSION CLAUSE

This endorsement modifies insurance provided under the following:

EXCESS INSURANCE POLICY

No (re)insurer shall be deemed to provide cover and no (re)insurer shall be liable to pay any claim or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose that (re)insurer to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, law or regulations of the European Union, United Kingdom or United States of America.

All other terms and conditions of this Policy remain unchanged.

/s/ Doug Colosky

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

EXCESS INSURANCE POLICY

In consideration of the payment of the premium, in reliance on all statements made in the application, and subject to all of the provisions of this Policy, the Insurer and the Named Insured, on behalf of all Insureds, agree as follows:

I. INSURING CLAUSES

To pay on behalf of the Insured excess of the Underlying Policies any claim or loss which triggers coverage under the Underlying Policies, and is not otherwise excluded by the terms, conditions or endorsements of this Policy, and which is reported to the Insurer in accordance with Clause VI. of this Policy.

II. DEFINITIONS

The following terms whenever used in this Policy in boldface type shall have the meanings indicated.

A.	“Insured” shall mean all persons and entities insured under the Primary Policy.

B.	“Named Insured” shall mean the person or entity set forth in Item 1. of the Declarations.

C.	“Policy Period” shall mean the period set forth in Item 2. of the Declarations.

D.	“Primary Policy” shall mean each policy identified as such in the Schedule of Underlying Insurance.

E. “Sublimit” means any Underlying Policy Limits which:

1               apply only to a particular grant of coverage under such Underlying Policy; and
2                reduce and are part of the otherwise applicable limits of liability of such Underlying Insurance set forth in the Declarations.

F.	“Underlying Policies” shall mean all policies identified in the Schedule of Underlying Insurance.

G.
Underlying Policy Limits” shall mean the combined limits of liability of the Underlying Policies for each type of insurance, including costs and expenses incurred in the defense or settlement of any claim.

III. LIMIT OF LIABILITY

A.	The amount shown in Item 3. of the Declarations shall be the maximum aggregate Limit of Liability of the Insurer under this Policy.

B	Payment by the Insurer of any amount, including but not limited to defense costs, shall reduce the limits of liability available under this Policy.

IV. MAINTENANCE OF UNDERLYING POLICIES

It is a condition of this Policy that the Underlying Policies shall be maintained in full effect during the Policy Period except for any reduction of the Underlying Policy Limits solely by payment of any claims or losses or costs and expenses incurred in the defense or settlement of such claims. If this condition is breached then this Policy shall automatically and immediately terminate with effect from the date when the Underlying Policies cease to be maintained or are deemed to have ceased to be maintained.

In the event the insurer under one or more of the Underlying Policies fails to pay any claim or loss or costs and expenses incurred in the defense or settlement of such claim as a result of the insolvency, bankruptcy or liquidation of said insurer, then the Insured shall be deemed self-insured for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

V. REDUCTION / EXHAUSTION OF THE UNDERLYING POLICIES

If by reason of the payment of any claims or losses or costs and expenses incurred in the defense or settlement of such claims or losses by the insurers of the Underlying Policies, the amounts of the Underlying Policy Limits are:

A.	Partially reduced, then this Policy shall continue to apply in excess of the reduced amounts of the Underlying Policy Limits; or

B.
Totally exhausted, then this Policy shall continue in force as primary insurance with respect to any subsequent claim; provided, however that this Policy shall only pay in excess of the retention or deductible applicable to the Primary Policy and in conformance with the terms, conditions and limitations of the Primary Policy except as stated herein, which shall be applied to any subsequent claim in the same manner as specified in the Primary Policy.

C.
If any Underlying Limits are subject to a Sublimit then coverage hereunder shall not apply to any claim which is subject to such Sublimit, provided however, that the Underlying Limit shall be recognized hereunder as depleted to the extent of any payment of such claim subject to such Sublimit.

VI. NOTICE OF CLAIM, OR CIRCUMSTANCE THAT MIGHT LEAD TO A CLAIM

For all claims and circumstances that might lead to a claim the Insured must provide written notice in the same manner as required by the Primary Policy, and must be reported to the Insurer in writing via the entity named in Item 5.a. of the Declarations. Notice to any underlying carrier is not notice to the Insurer.

VII. CONDITIONS

A. In the event of a claim or loss for which the Insurer may be liable to contribute, no costs or expenses shall be incurred without the Insurer’s written consent being first obtained (such consent not to be unreasonably withheld). No settlement of a claim or loss shall be effected by the Insured for such a sum as will involve this Policy without the written consent of the Insurer.

B. All recoveries or payments recovered or received subsequent to a loss settlement under this Policy shall be applied first to subrogation expenses, second to claims or loss or costs and expenses incurred in the defense or settlement of such claims by the Insurer, third to claims or loss or costs and expenses incurred in the defense or settlement of such claims by the insurers of the Underlying Policies, and fourth to the applicable retention or deductible under the Primary Policy. Provided always that nothing in this Policy shall be construed to mean that loss settlements under this Policy are not payable until the Insured's ultimate net loss has been finally ascertained.

C. If the Insured shall proffer any claim or loss knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claims hereunder shall be forfeited.

D. By acceptance of this Policy, the Insured agrees the Insurer may at its own discretion and expense retain counsel to associate in the defense or settlement of any claim and to cooperate with such counsel.

E. If during the Policy Period the provisions of the Primary Policy are changed in any manner, as a condition precedent to coverage under this Policy, the Insured shall givewritten notice to the Insurer of the full particulars of such change as soon as practicable butin no event later than thirty (30) days following the effective date of such change. No amendment to any Primary Policy or Underlying Policies during the Policy Period shall be effective in broadening or extending the coverage afforded by this Policy or extending orincreasing the limits of liability afforded by this Policy unless the Insurer so agrees in writing. The Insurer may, in its sole discretion, condition its agreement to follow anychanges to the Primary Policy or the Underlying Policies on the Insured paying any additional premium required by the Insurer for such change.

As soon as practicable, but in no event later than thirty (30) days thereafter, the Insured must give the Insurer written notice of any additional or return premiums charged or allowed in connection with any Underlying Policies.

VIII. SINGULAR FORM OF A WORD

Whenever the singular form of a word is used herein, the same shall include the plural when required by context.

IX. TITLES OF PARAGRAPHS

The titles of paragraphs, sections, provisions or endorsements of or to this Policy are intended solely for convenience and reference. Such titles are not deemed in any way to limit, expand or define the provisions to which they relate and are not part of this Policy.

Executive Protection Portfolio

PREMIUM BILL

Insured: Aeropostale, Inc.	Date: 06/02/2011

Producer: AMWINS BROKERAGE OF NEW JERSEY
150 MORRISTOWN RD STE108
BERNARDSVILLE, NJ 07924-0000

Company: Executive Risk Indemnity Inc.

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED BELOW.

Product:             Executive Protection Portfolio

Policy Number: *

Policy Period: May 15, 2011 to May 15, 2012

NOTE: - PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE.

Product	Effective Date	Premium
EXECUTIVE LIABILITY AND ENTITY SECURITIES LIABILITY	05/15/11	*

Surcharge: Property-Liability Insurance Guaranty Association Recoupment - New Jersey	05/15/11	*
* For Kentucky policies, amount displayed includes tax and collection fees.

TOTAL POLICY PREMIUM *
TOTAL INSTALLMENT PREMIUM DUE *

WHEN REMITTING PLEASE INDICATE POLICY OR CERTIFICATE NUMBER

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

POLICYHOLDER
DISCLOSURE NOTICE OF
TERRORISM INSURANCE COVERAGE
(for policies with no terrorism exclusion or sublimit)
Insuring Company: Executive Risk Indemnity Inc.

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: *.

If you have any questions about this notice, please contact your agent or broker.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

IMPORTANT NOTICE TO POLICYHOLDERS

Insuring Company: Executive Risk Indemnity Inc.

All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1866-588-9478. Additional information may be available from your producer.

Thank you for choosing Chubb.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio General Terms and Conditions Section (ERII)

Effective date of

this endorsement: May 15, 2011	Company: Executive Risk Indemnity Inc.

Endorsement No. 4

To be attached to and

form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND NOTICE ENDORSEMENT

In consideration of the premium charged, it is agreed that Subsection 5., Notice, of the General Terms and Conditions Section of this Policy is deleted and replaced with the following:

Notice

5.	Any notice to the Company with respect to any coverage section shall designate the coverage section under which notice is being given and shall be treated as notice only under the coverage section(s) so designated.

(A)	Notice to the Company of a Claim, or of circumstances which could give rise to a

Claim, shall be given in writing to one of the following addresses:

1.	specialtyclaimschubb.com;

2.	Attn: Claims Department

Chubb Group of Insurance Companies
82 Hopmeadow Street — PO Box 2002
Simsbury, Connecticut 06070-7683; or

3.	Attn: Claims Department

Chubb Group of Insurance Companies
82 Hopmeadow Street

Simsbury, Connecticut 06089

(B)	All other notices to the Company under this Policy shall be given in writing addressed to:
Insurance Underwriting Department Chubb Group of
Insurance Companies

15 Mountain View Road

Warren, New Jersey 07059

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Page 1 Attn: Chubb Specialty

(C)	Any notice described in Subsection (A) or (B) above shall be effective on the date of receipt by the Company.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

Notice of Loss Control Services

Insuring Company: Executive Risk Indemnity Inc.

As a Chubb policyholder, you have loss prevention information and/or services available to you, as described in this Notice.

Employment Practices Liability (EPL) Loss Prevention Services

•	Employment Practices Loss Prevention Guidelines Manual

Written by Seyfarth Shaw exclusively for Chubb, this manual provides an overview of key employment issues and offers proactive ideas for avoiding employment lawsuits. To order the Employment Practices Loss Prevention Guidelines, simply call 1.866.282.9001, order 14-01- 0061, and provide your mailing address.

Additional employment practices loss prevention services are available to customers who purchase employment practices liability insurance from Chubb. For more information, simply consult http://csi.chubb.com/epllossprevention or email csi-info@chubb.com.

Directors and Officers (D&O) Liability Loss Prevention Services

•	Directors and Officers Liability Loss Prevention Manual

Written by Dan A. Bailey exclusively for Chubb, Directors and Officers Liability Loss Prevention discusses general principles governing D&O liability and potential exposures for directors and officers. Mr. Bailey has also written Directors and Officers Securities Litigation Loss Prevention to address the exposures of publicly traded companies. To order Directors and Officers Liability Loss Prevention (form # 14-01-0035) or Directors and Officers Securities Litigation Loss Prevention (form # 14-01-0448), simply call 1.866.282.9001, order the form(s) you need, and provide your mailing address.

•	Loss Prevention Guidelines for Independent Directors

Written exclusively for Chubb by Dan A. Bailey, this manual discusses roles played by independent directors, the increasing importance of independent directors, and corporate governance best practices. To order Loss Prevention Guidelines for Independent Directors, simply call 1.866.282.9001, order 14-01-0679, and provide your mailing address.

Additionally, Chubb has prepared The Great M&A Wave: Mergers, Acquisitions and Business Discontinuations Risk and Insurance Management Handbook, which discusses the trends, exposures and strategies to manage the M&A risks. To order The Great M&A Wave: Mergers, Acquisitions and Business Discontinuations Risk and Insurance Management Handbook, simply call 1.866.282.9001, order 07-01-0101, and provide your mailing address.

Fiduciary Liability Loss Prevention Services

•	Fiduciary Liability Loss Prevention Manual

Written by Dan A. Bailey exclusively for Chubb, Fiduciary Liability Loss Prevention discusses general principles governing fiduciary liability and reviews basic fiduciary duties under ERISA. To order Fiduciary Liability Loss Prevention, simply call 1.866.282.9001, order 14-01-0039, and provide your mailing address.

Crime Loss Prevention Services

•       White Collar Crime Loss Prevention Manual
Written by Ernst & Young exclusively for Chubb, White Collar Crime: Loss Prevention through Internal Control discusses general principles governing workplace crime exposures. To order White Collar Crime: Loss Prevention through Internal Control, simply call 1.866.282.9001, order 14-01-0044, and provide your mailing address.

Kidnap/Ransom & Extortion Loss Prevention Services

•       Kidnap/Ransom & Extortion Loss Prevention Manuals
Chubb offers Managing Terrorism Risks and Managing Travel Risks, written exclusively for Chubb by the Ackerman Group, Inc., an international security consultant. To order the Managing Terrorism Risks, simply call 1.866.282.9001, order 14-01-0179, and provide your mailing address. To order the Managing Travel Risks, simply call 1.866.282.9001, order 14-010178, and provide your mailing address.

The services provided are advisory in nature. While this program is offered as a resource in developing or maintaining a loss prevention program, you should consult competent legal counsel to design and implement your own program. No liability is assumed by reason of the services, access or information provided. All services are subject to change without notice.

Chubb Group of Insurance Companies	Executive Protection Portfolio SM
15 Mountain View Road	General Terms and Conditions Section

Warren, New Jersey 07059

DECLARATIONS	EXECUTIVE RISK INDEMNITY INC. A stock insurance company, incorporated under Policy Number: *

THE EXECUTIVE LIABILITY AND ENTITY SECURITIES LIABILITY, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE PURCHASED) PROVIDE CLAIMS MADE COVERAGE, WHICH APPLIES ONLY TO "CLAIMS" FIRST MADE DURING THE "POLICY PERIOD", OR ANY EXTENDED REPORTING PERIOD. THE APPLICABLE LIMIT(S) OF LIABILITY TO PAY "LOSS" WILL BE REDUCED, AND MAY BE EXHAUSTED, BY THE PAYMENT OF "DEFENSE COSTS" UNLESS OTHERWISE SPECIFIED HEREIN. "DEFENSE COSTS" WILL BE APPLIED AGAINST THE RETENTION. READ THE ENTIRE POLICY CAREFULLY.

Item 1. Parent Organization:	Aeropostale, Inc.
Principal Address:
201 Willowbrook Blvd
Wayne, NJ 07470

Item 2. Policy Period:	From 12:01 A.M. on	May 15, 2011

	To 12:01 A.M. on	May 15, 2012

Item 3.	Coverage Summary

Description:

GENERAL TERMS AND CONDITIONS

Item 4. Termination of

Prior Bonds or Policies: * (May 15, 2010 - May 15, 2011)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Chubb Group of Insurance Companies	Executive Protection Portfolio SM
15 Mountain View Road
General Terms and Conditions Section
Warren, New Jersey 07059

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

EXECUTIVE RISK INDEMNITY INC.

/s/ illegible	/s/ illegible
Secretary	President

06/02/11	/s/ illegible

Date	Authorized Representative

Executive Protection Portfolio SM
General Terms and Conditions Section

In consideration of payment of the premium and subject to the Declarations and the limitations, conditions, provisions and other terms of this policy, the Company and the Insureds agree as follows:

Territory

1.	Coverage shall extend anywhere in the world.

 Terms and Conditions

2.	Except for these General Terms and Conditions or unless stated to the contrary in any coverage section of this policy, the terms and conditions of each coverage section shall apply only to that coverage section. If any provision in these General Terms and Conditions is inconsistent or in conflict with the terms and conditions of any coverage section, the terms and conditions of such coverage section shall control for purposes of that coverage section. Any defined term referenced in these General Terms and Conditions but defined in a coverage section shall, for purposes of coverage under that coverage section, have the meaning set forth in that coverage section.

 Definitions

3.	When used in this policy:

Claim shall have the meaning set forth in the applicable coverage section.

Insured shall have the meaning set forth in the applicable coverage section.

Parent Organization means the organization designated in Item 1 of the Declarations of these General Terms and Conditions.

Policy Period means the period of time specified in Item 2 of the Declarations of these General Terms and Conditions, subject to prior termination in accordance with Subsection 11 below. If this period is less than or greater than one year, then the limits of liability specified in the Declarations for each coverage section shall be the Company's maximum limit of liability under such coverage section for the entire period.

Limits of Liability and Retentions

4.	Unless stated to the contrary in any coverage section, the limits of liability and retentions shown for each coverage section are separate limits of liability and separate retentions pertaining to the coverage section for which they are shown. Unless stated to the contrary in any coverage section of this policy, the payment of a retention under one coverage section shall not constitute payment of, and shall not reduce, the applicable retention under any other coverage section.

Executive Protection Portfolio SM
General Terms and Conditions Section

 Notice

5.	Any notice to the Company with respect to any coverage section shall designate the coverage section under which notice is being given and shall be treated as notice only under the coverage section(s) so designated.

Notice to the Company of a Claim, or of circumstances which could give rise to a Claim, shall be given in writing addressed to:

Attn: Claims Department

Chubb Group of Insurance Companies
82 Hopmeadow Street

Simsbury, Connecticut 06070-7683

All other notices to the Company shall be given in writing addressed to:

Attn: Underwriting

Chubb Group of Insurance Companies
82 Hopmeadow Street

Simsbury, Connecticut 06070-7683

Any such notice shall be effective on the date of receipt by the Company at such address.

Valuation and Foreign Currency

6.	All premiums, limits, retentions, loss and other amounts under this policy are expressed and payable in the currency of the United States of America. Except as otherwise provided in any coverage section, if a judgment is rendered, a settlement is denominated or any element of loss under this policy is stated in a currency other than United States of America dollars, payment under this policy shall be made in United States of America dollars at the rate of exchange published in The Wall Street Journal on the date the judgment becomes final, the amount of the settlement is agreed upon or the element of loss is due, respectively.

Subrogation

7.	In the event of any payment under this policy, the Company shall be subrogated to the extent of such payment to all the Insured's rights of recovery, and such Insured shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit or otherwise pursue subrogation rights in the name of the Insured.

Executive Protection Portfolio SM
General Terms and Conditions Section

Action Against the Company

8.	No action may be taken against the Company unless, as a condition precedent thereto,

there shall have been full compliance with all the terms of this policy. No person or entity shall have any right under this policy to join the Company as a party to any action against any Insured to determine such Insured's liability nor shall the Company be impleaded by such Insured or legal representatives of such Insured.

Parent Organization Rights and Obligations

9.	By acceptance of this policy, the Parent Organization agrees that it shall be considered the sole agent of, and shall act on behalf of, each Insured with respect to: the payment of premiums and the receiving of any return premiums that may become due under this policy; the negotiation, agreement to and acceptance of endorsements; the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for an Extended Reporting Period); the adjustment of loss amounts; and the receipt or enforcement of payment of loss (and the Parent Organization further agrees that it shall be responsible for application of any such payment as provided in this policy). Each Insured agrees that the Parent Organization shall act on its behalf with respect to all such matters.

Alteration and Assignment

10.
No change in, modification of, or assignment of interest under this policy shall be effective except when made by written endorsement to this policy which is signed by an authorized employee of Chubb & Son, a division of Federal Insurance Company.

Termination of Policy or Coverage Section

11.	This policy or any coverage section shall terminate at the earliest of the following times:

(a)	sixty days after receipt by the Parent Organization of written notice of termination from the Company for any reason other than non-payment of premium;

(b)	twenty days after receipt by the Parent Organization of written notice of termination from the Company for non-payment of premium;

(c)
upon receipt by the Company of written notice of termination from the Parent Organization; provided that this policy may not be terminated by the Parent Organization after the effective date of any acquisition of the Parent Organization as described in the Changes in Exposure subsection of the applicable coverage section of this policy;

(d)	upon expiration of the Policy Period as set forth in Item 2 of the Declarations of these General Terms and Conditions; or

(e)	at such other time as may be agreed upon by the Company and theParent Organization.

Executive Protection Portfolio SM
General Terms and Conditions Section

The Company shall refund the unearned premium computed at customary short rates if this policy or any coverage section is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro rata. Payment or tender of any unearned premium by the Company shall not be a condition precedent to the effectiveness of a notice of termination, but such payment shall be made as soon as practicable thereafter.

Termination of Prior Bonds or Policies

12.
Any bonds or policies issued by the Company or its affiliates and specified in Item 4 of the Declarations of these General Terms and Conditions shall terminate, if not already terminated, as of the inception of this policy.

Bankruptcy

13.	Bankruptcy or insolvency of any Insured shall not relieve the Company of its obligations nor deprive the Company of its rights or defenses under this policy.

Headings

14.	The descriptions in the headings and sub-headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

Schedule of Forms

To be attached to and form part of	Company: Executive Risk Indemnity Inc.

Policy No. *

Issued to:	Aeropostale, Inc.

Executive Protection Portfolio General Terms and Conditions Section (ERII)

*
*
*
*

Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)
*
*

*
*
*
*
*

*
*

*
*

*
*
*
*
*
QAEROPOSTALE (7/05 ed.)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT

Coverage Section: Executive Protection Portfolio General Terms and Conditions Section (ERII)

Effective date of
Company: Executive Risk Indemnity Inc.
this endorsement: May 15, 2011
Endorsement No. 1

To be attached to and

Issued to: Aeropostale, Inc.

NEW JERSEY AMENDATORY ENDORSEMENT
TO THE GENERAL TERMS AND CONDITIONS SECTION

In consideration of the premium charged, it is agreed that:

1.	Subsection 11. Termination of Policy or Coverage Section (a) of the General Terms and

Conditions Section is amended to add the following to the end of such paragraph (a):

"provided that, after this policy or the applicable coverage section is in effect for sixty (60) days, or is a renewal, the Company may cancel this policy, other than for non-payment of premium, only for one or more of the following reasons:

(1)	moral hazard, meaning, the risk, danger, or probability that the Insured will destroy or permit to be destroyed, any insured property for the purpose of collecting insurance proceeds; or any change in the character or circumstances of the Insured that will increase the probability of a loss or liability for which the Company will be held responsible;

(2)	material misrepresentation or nondisclosure of a material fact at the time of the acceptance of the risk;

(3)	increased hazard or material change in the risk assumed which could not have been reasonably contemplated;

(4)	substantial breaches of contractual duties, conditions, or warranties that materially affect the nature and/or insurability of the risk;

(5)	lack of cooperation from the Insured on loss control matters materially affecting insurability of the risk;

(6)	fraudulent acts against the Company by the Insured or its representatives that materially affect the nature of the risk insured;

(7)	loss of or reduction in available insurance capacity;

(8)	material increase in exposure arising out of changes in statutory or case law subsequent to the issuance of this policy, provided that proper notice is filed with the insurance commissioner;

(9)	loss of or reduction in applicable reinsurance;

(10)
failure by the Insured to comply with any federal, state, or local fire, health, safety, building or construction regulation, law, or ordinance with respect to an insured risk which substantially increases any hazard insured against within sixty (60) days of written notification of a violation of any such law, regulation or ordinance;

(11)	failure by the Insured to provide reasonable and necessary underwriting information to the Company upon written request therefor and a reasonable opportunity to respond; or

(12)	agency termination;

2.	Subsection 11. Termination of Policy or Coverage Section (d) of the General Terms and

Conditions Section is amended to add the following at the end of such paragraph (d):

"provided that, non-renewal by the Company of this policy or any coverage section is effective if the Company delivers or mails, by first class mail (if the Company retains a date stamped proof of mailing from the post office showing the addressee) or certified mail, between thirty (30) and one hundred and twenty (120) days advance written notice of non-renewal to the Parent Organization at its last known address. Such non-renewal will be based on underwriting guidelines that are not arbitrary, capricious or unfairly discriminatory and the notice of non-renewal will state the reason(s) for non-renewal. If the Company does not provide the notice within the time period specified in this paragraph, this policy will be extended until such notice is provided, with such extension conditioned upon the payment of premium calculated by pro-rating the premium for the expiring Policy Period; or"

3.	Subsection 11. Termination of Policy or Coverage Section of the General Terms and Conditions

Section is amended further to add the following at the end of such Subsection:

"Any notice of cancellation by the Company will be delivered or mailed by first class mail (if the Company retains a date stamped proof of mailing from the post office showing the addressee) or certified mail to the Parent Organization at its last address known to the Company.

The Company will provide such notice of such cancellation between thirty (30) and one hundred twenty (120) days before the effective date of cancellation, except that notice of cancellation for nonpayment of premium or moral hazard may be given up to ten (10) days before the effective date of cancellation.

Notices of cancellation or non-renewal by the Company will contain a provision in bold type stating that the Insured may file a written complaint on the decision to cancel or non-renew such coverage section with the New Jersey Department of Insurance. The Department's address will be included and the Insured will be advised to immediately contact the Insurance Department in the event it wishes to file a complaint.

The Company has no obligation to send notice of cancellation or non-renewal if the Parent Organization has:

(1)	replaced coverage elsewhere; or

(2)	specifically requested termination.

The Company may increase premium or change the terms and conditions of the policy upon renewal by delivering or mailing written notice of such changes to the Parent Organization between thirty (30) and one hundred and twenty (120) days before the premium due date. Such notice will state the effect of nonpayment of the premium by the due date."

The policy is deemed to have been amended to the extent necessary to effectuate the purposes of this Amendatory Endorsement.

The regulatory requirements set forth in this Amendatory Endorsement shall supersede and take precedence over any provisions of the policy or any endorsement to the policy, whenever added, that are inconsistent with or contrary to the provisions of this Amendatory Endorsement, unless such policy or endorsement provisions comply with the applicable insurance laws of the state of New Jersey.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio General Terms and Conditions Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 2

To be attached to and

form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND SUBSECTION 11 ENDORSEMENT

In consideration of the premium charged, it is agreed that, solely with respect to the coverage section identified above, clause (a) of Subsection 11. Termination of Policy or Coverage Section is deleted.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT NO. 3
COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS

This Endorsement, effective at 12:01 a.m. on May 15, 2011, forms part of

PolicyNo.	*
Issuedto	Aeropostale, Inc.
Issued by	Executive Risk Indemnity Inc.

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other similar laws or regulations prohibit the coverage provided by this insurance.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Chubb Group of Insurance Companies	Executive Protection Portfolio SM
15 Mountain View Road	Executive Liability and Entity Securities
Liability Coverage Section
Warren, New Jersey 07059

DECLARATIONS	EXECUTIVE RISK INDEMNITY INC. A stock insurance company, incorporated under the laws of Delaware, herein called the Company

THIS COVERAGE SECTION PROVIDES CLAIMS MADE COVERAGE, WHICH APPLIES ONLY TO "CLAIMS" FIRST MADE DURING THE "POLICY PERIOD", OR ANY EXTENDED REPORTING PERIOD. THE LIMIT OF LIABILITY TO PAY "LOSS" WILL BE REDUCED, AND MAY BE EXHAUSTED, BY "DEFENSE COSTS", AND "DEFENSE COSTS" WILL BE APPLIED AGAINST THE RETENTION. READ THE ENTIRE POLICY CAREFULLY.

Item 1. Parent Organization:
Aeropostale, Inc.

201 Willowbrook Blvd
Wayne, NJ 07470

Item2.	Limits of Liability:

(A) Each Claim:	*

(B) Each Policy Period:	*

(C) Sublimit for all Securityholder Derivative Demands under Insuring Clause 4:	*

Item 3.	Coinsurance Percentage:

(A)Securities Claims:	*

(B)Claims other than Securities Claims:	*

Item 4.	Retention:

(A)Insuring Clauses 1 and 4:	*

(B)Insuring Clause 2 (Claims other than Securities Claims):	*

(C)Insuring Clauses 2 and 3 (Securities Claims only):	*

Item 5.	Organization:

Aeropostale, Inc. and its Subsidiaries

Item 6.	Extended Reporting Period:

(A)Additional Period:	365 day
(B)Additional Premium:	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Executive Protection Portfolio SM

Executive Liability and Entity Securities
Liability Coverage Section

Item 7. Pending or Prior Date:	May 15, 2002

Executive Protection Portfolio SM

Executive Liability and Entity Securities
Liability Coverage Section

In consideration of payment of the premium and subject to the Declarations, the General Terms and Conditions, and the limitations, conditions, provisions and other terms of this coverage section, the Company and the Insureds agree as follows:

Insuring Clauses

Executive Liability Coverage Insuring Clause 1

1.	The Company shall pay, on behalf of each of theInsured Persons, Loss for which the
Insured Person is not indemnified by the Organization and which the Insured Person becomes legally obligated to pay on account of any Claim first made against the Insured Person, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period, but only if such Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Executive Indemnification Coverage Insuring Clause 2

2.	The Company shall pay, on behalf of theOrganization, Loss for which the Organization grants indemnification to an Insured Person, as permitted or required by law, and which the Insured Person becomes legally obligated to pay on account of any Claim first made against the Insured Person, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period, but only if such Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Entity Securities Coverage Insuring Clause 3

3.	The Company shall pay, on behalf of theOrganization, Loss which the Organization becomes legally obligated to pay on account of any Securities Claim first made against the Organization during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by the Organization or the Insured Persons before or during the Policy Period, but only if such Securities Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Securityholder Derivative Demand Coverage Insuring Clause 4

4.	The Company shall pay, on behalf of theOrganization, Investigative Costs resulting from a
Securityholder Derivative Demand first received by the Organization during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted before or during the Policy Period, but only if such Securityholder Derivative Demand is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

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Liability Coverage Section

Definitions

5.	When used in this coverage section:

Application means all signed applications, including attachments and other materials submitted therewith or incorporated therein, submitted by the Insureds to the Company for this coverage section or for any coverage section or policy of which this coverage section is a direct or indirect renewal or replacement.

Application shall also include, for each Organization, all of the following documents whether or not submitted with or attached to any such signed application: (i) the Annual Report (including financial statements) last issued to shareholders before this policy's inception date; (ii) the report last filed with the Securities and Exchange Commission on Form 10-K before this policy's inception date; (iii) the report last filed with the Securities and Exchange Commission on Form 10-Q before this policy's inception date; (iv) the proxy statement and (if different) definitive proxy statement last filed with the Securities and Exchange Commission before this policy's inception date; (v) all reports filed with the Securities and Exchange Commission on Form 8-K during the twelve months preceding this policy's inception date; and (vi) all reports filed with the Securities and Exchange Commission on Schedule 13D, with respect to any equity securities of such Organization, during the twelve months preceding this policy's inception date. All such applications, attachments, materials and other documents are deemed attached to, incorporated into and made a part of this coverage section.

Claim means:

(1)  when used in reference to the coverage provided by Insuring Clause 1 or 2:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading; or

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, against an Insured Person for a Wrongful Act, including any appeal therefrom;

(2) when used in reference to the coverage provided by Insuring Clause 3:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading; or

(c)
a formal civil administrative or civil regulatory proceeding commenced by thefiling of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, but only while such proceeding is also pending against an Insured Person, against an Organization for a Wrongful Act, including any appeal therefrom; or

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Executive Liability and Entity Securities
Liability Coverage Section

(3) when used in reference to the coverage provided by Insuring Clause 4, a Securityholder Derivative Demand.

Except as may otherwise be provided in Subsection 12, Subsection 13(g),or Subsection 15(b) of this coverage section, a Claim will be deemed to have first been made when such Claim is commenced as set forth in this definition (or, in the case of a written demand, including but not limited to any Securityholder Derivative Demand, when such demand is first received by an Insured).

Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries, fees or benefits of the directors, officers or employees of the Organization) incurred in defending any Claim and the premium for appeal, attachment or similar bonds.

Domestic Partner means any natural person qualifying as a domestic partner under the provisions of any applicable federal, state or local law or under the provisions of any formal program established by the Organization.

Financial Impairment means the status of an Organization resulting from:

(a)
the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate such Organization; or

(b)	such Organization becoming a debtor in possession under the United States bankruptcy law or the equivalent of a debtor in possession under the law of any other country.

Insured means the Organization and any Insured Person.

Insured Capacity means the position or capacity of an Insured Person that causes him or her to meet the definition of Insured Person set forth in this coverage section. Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.

Insured Person means any natural person who was, now is or shall become:

(a)	a duly elected or appointed director, officer, Manager, or the in-house general counsel of any Organization chartered in the United States of America;

(b)	a holder of a position equivalent to any position described in (a) above in an Organization that is chartered in any jurisdiction other than the United States of America; or

(c)
solely with respect toSecurities Claims, any other employee of an Organization, provided that such other employees shall not, solely by reason of their status as employees, be Insured Persons for purposes of Exclusion 6(c).

Investigative Costs means reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries, fees, or benefits of the directors, officers or employees of the Organization)

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Executive Liability and Entity Securities
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incurred by the Organization (including its Board of Directors or any committee of its Board of Directors) in investigating or evaluating on behalf of the Organization whether it is in the best interest of the Organization to prosecute the claims alleged in a Securityholder Derivative Demand.

Loss means:

(a)
the amount that any Insured Person (for purposes of Insuring Clauses 1 and 2) or the Organization (for purposes of Insuring Clause 3) becomes legally obligated to pay on account of any covered Claim, including but not limited to damages (including punitive or exemplary damages, if and to the extent that such punitive or exemplary damages are insurable under the law of the jurisdiction most favorable to the insurability of such damages provided such jurisdiction has a substantial relationship to the relevant Insureds, to the Company, or to the Claim giving rise to the damages), judgments, settlements, pre-judgment and post-judgment interest and Defense Costs; or

(b)	for purposes of Insuring Clause 4, covered Investigative Costs. Loss does not include:

Loss does not include:

(a)	any amount not indemnified by the Organization for which an Insured Person is absolved from payment by reason of any covenant, agreement or court order;

(b)	any costs incurred by the Organization to comply with any order for injunctive or other non-monetary relief, or to comply with an agreement to provide such relief;

any amount incurred by an Insured in the defense or investigation of any action, proceeding or demand that is not then a Claim even if (i) such amount also benefits the defense of a covered Claim, or (ii) such action, proceeding or demand subsequently gives rise to a Claim;

taxes, fines or penalties, or the multiple portion of any multiplied damage award, except as provided above with respect to punitive or exemplary damages;

any amount not insurable under the law pursuant to which this coverage section is construed, except as provided above with respect to punitive or exemplary damages;

any amount allocated to non-covered loss pursuant to Subsection 17 of this coverage section; or

any amount that represents or is substantially equivalent to an increase in the consideration paid (or proposed to be paid) by an Organization in connection with its purchase of any securities or assets.

Manager means any natural person who was, now is or shall become a manager, member of the Board of Managers or equivalent executive of an Organization that is a limited liability company.

Executive Protection Portfolio SM

Executive Liability and Entity Securities
Liability Coverage Section

Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section, including any such organization in its capacity as a debtor in possession under the United States bankruptcy law or in an equivalent status under the law of any other country.

Pollutants means (a) any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or any state, county, municipality or locality counterpart thereof, including, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials, or (b) any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products or any noise.

Related Claims means all Claims for Wrongful Acts based upon, arising from, or in consequence of the same or related facts, circumstances, situations, transactions or events or the same or related series of facts, circumstances, situations, transactions or events.

Securities Claim means that portion of a Claim which:

(a)	is brought by a securityholder of an Organization

(i)	in his or her capacity as a securityholder of such Organization, with respect to his or her interest in securities of such Organization, and against such Organization or any of its Insured Persons; or

(ii)	derivatively, on behalf of such Organization, against an Insured Person of such Organization; or

(b)	alleges that anOrganization or any of its Insured Persons

(i)	violated a federal, state, local or foreign securities law or a rule or regulation promulgated under any such securities law; or

(ii)	committed a Wrongful Act that constitutes or arises from a purchase, sale, or offer to purchase or sell securities of such Organization,

provided that Securities Claim does not include any Claim by or on behalf of a former, current, future or prospective employee of the Organization that is based upon, arising from, or in consequence of any offer, grant or issuance, or any plan or agreement relating to the offer, grant or issuance, by the Organization to such employee in his or her capacity as such of stock, stock warrants, stock options or other securities of the Organization, or any payment or instrument the amount or value of which is derived from the value of securities of the Organization; and provided, further, that Securities Claim does not include any Securityholder Derivative Demand.

Securityholder Derivative Demand means:

(a)
any written demand, by a securityholder of an Organization, upon the Board of Directors or Board of Managers of such Organization to bring a civil proceeding in a court of law against an Insured Person for a Wrongful Act; or

(b)
any lawsuit by a securityholder of an Organization, brought derivatively on behalf of such Organization against an Insured Person for a Wrongful Act without first making a demand as described in (a) above,

Executive Protection Portfolio SM

Executive Liability and Entity Securities
Liability Coverage Section

provided such demand or lawsuit is brought and maintained without any active assistance or participation of, or solicitation by, any Insured Person.

Subsidiary, either in the singular or plural, means any organization while more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of or to appoint directors or Managers of such organization are owned or controlled, directly or indirectly, in any combination, by one or more Organizations.

Wrongful Act means:

(a)
any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted by an Insured Person in his or her Insured Capacity, or for purposes of coverage under Insuring Clause 3, by the Organization, or

(b)	any other matter claimed against an Insured Person solely by reason of his or her serving in an Insured Capacity.

Exclusions

Applicable To All Insuring Clauses

6.	The Company shall not be liable forLoss on account of any Claim:

(a)
based upon, arising from, or in consequence of any fact, circumstance, situation, transaction, event or Wrongful Act that, before the inception date set forth in Item 2 of the Declarations of the General Terms and Conditions, was the subject of any notice given under any policy or coverage section of which this coverage section is a direct or indirect renewal or replacement;

(b)
based upon, arising from, or in consequence of any demand, suit or other proceeding pending against, or order, decree or judgment entered for or against any Insured, on or prior to the Pending or Prior Date set forth in Item 7 of the Declarations for this coverage section, or the same or substantially the same fact, circumstance or situation underlying or alleged therein;

(c)	brought or maintained by or on behalf of anyInsured in any capacity; provided that this Exclusion 6(c) shall not apply to:

(i)	a Claim brought or maintained derivatively on behalf of the Organization by one or more securityholders of the Organization, provided such Claim is brought and maintained without any active assistance or participation of, or solicitation by, any Insured Person;

(ii)	an employment Claim brought or maintained by or on behalf of an Insured Person;

(iii)	aClaim brought or maintained by an Insured Person for contribution or indemnity, if such Claim directly results from another Claim covered under this coverage section; or

Executive Protection Portfolio SM

Executive Liability and Entity Securities
Liability Coverage Section

(iv)
a Claim brought by an Insured Person who has not served in an Insured Capacity for at least four (4) years prior to the date such Claim is first made and who brings and maintains such Claim without any active assistance or participation of, or solicitation by, the Organization or any other Insured Person who is serving or has served in an Insured Capacity within such four (4) year period;

(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged, or threatened exposure to, or generation, storage,

transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)	any regulation, order, direction or request to test for, monitor, clean up,

remove, contain, treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request,

including but not limited to any Claim for financial loss to the Organization, its securityholders or its creditors based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this Exclusion 6(d);

(e)
for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof whether or not it is damaged or destroyed; provided that this Exclusion 6(e) shall not apply to mental anguish or emotional distress for which a claimant seeks compensation in an employmentClaim;

(f)	for an actual or alleged violation of the responsibilities, obligations or duties imposed on fiduciaries by the Employee Retirement Income Security Act of 1974, or any amendments thereto, or any rules or regulations promulgated thereunder, or any similar provisions of any federal, state, or local statutory law or common law anywhere in the world;

(g)
for Wrongful Acts of an Insured Person in his or her capacity as a director, officer, manager, trustee, regent, governor or employee of any entity other than the Organization, even if the Insured Person's service in such capacity is with the knowledge or consent or at the request of the Organization; or

(h)	made against aSubsidiary or an Insured Person of such Subsidiary for any Wrongful Act committed, attempted, or allegedly committed or attempted during any time when such entity was not a Subsidiary.

Applicable To Insuring Clauses 1 and 2 Only

7.	TheCompany shall not be liable under Insuring Clause 1 or 2 for Loss on account of any

Claim made against any Insured Person:

(a)
for an accounting of profits made from the purchase or sale by suchInsured Person of securities of the Organization within the meaning of Section 16(b) of the Securities Exchange Act of 1934, any amendments thereto, or any similar provision of any federal, state, or local statutory law or common law anywhere in the world; or

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(b)	based upon, arising from, or in consequence of:

(i)	the committing in fact of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person; or

(ii)	suchInsured Person having gained in fact any profit, remuneration or advantage to which such Insured Person was not legally entitled,

as evidenced by (A) any written statement or written document by any Insured or (B) any judgment or ruling in any judicial, administrative or alternative dispute resolution proceeding.

Applicable To Insuring Clause 3 Only

8.	The Company shall not be liable under Insuring Clause 3 forLoss on account of any

Securities Claim made against any Organization:

(a)	based upon, arising from, or in consequence of:

(i)	the committing in fact of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by an Organization or by any past, present or future chief financial officer, in-house general counsel, president, chief executive officer or chairperson of an Organization; or

(ii)	suchOrganization having gained in fact any profit, remuneration or advantage to which such Organization was not legally entitled,

as evidenced by (A) any written statement or written document by any Insured or (B) any judgment or ruling in any judicial, administrative or alternative dispute resolution proceeding; or

(b)
for any actual or alleged liability of anOrganization under any contract or agreement that relates to the purchase, sale, or offer to purchase or sell any securities; provided that this Exclusion 8(b) shall not apply to liability that would have attached to such Organization in the absence of such contract or agreement.

Severability of Exclusions

9. (a)	No fact pertaining to or knowledge possessed by anyInsured Person shall be imputed to any other Insured Person for the purpose of applying the exclusions in Subsection 7 of this coverage section.

(b)
Only facts pertaining to and knowledge possessed by any past, present, or future chief financial officer, in-house general counsel, president, chief executive officer or chairperson of anOrganization shall be imputed to such Organization for the purpose of applying the exclusions in Subsection 8 of this coverage section.

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Spouses, Estates and Legal Representatives

10.
Subject otherwise to the General Terms and Conditions and the limitations, conditions, provisions and other terms of this coverage section, coverage shall extend toClaims for the Wrongful Acts of an Insured Person made against:

(a)
the estate, heirs, legal representatives or assigns of such Insured Person if such Insured Person is deceased or the legal representatives or assigns of such Insured Person if such Insured Person is incompetent, insolvent or bankrupt; or

(b)
the lawful spouse or Domestic Partner of such Insured Person solely by reason of such spouse or Domestic Partner's status as a spouse or Domestic Partner, or such spouse or Domestic Partner's ownership interest in property which the claimant seeks as recovery for an alleged Wrongful Act of such Insured Person.

All terms and conditions of this coverage section, including without limitation the Retention, applicable to Loss incurred by the Insured Persons, shall also apply to loss incurred by the estates, heirs, legal representatives, assigns, spouses and Domestic Partners of such Insured Persons. The coverage provided by this Subsection 10 shall not apply with respect to any loss arising from an act or omission by an Insured Person's estate, heirs, legal representatives, assigns, spouse or Domestic Partner.

Coordination With Employment Practices Liability Coverage Section

11.
AnyLoss otherwise covered by both (i) this coverage section and (ii) any employment practices liability coverage section or policy issued by the Company or by any affiliate of the Company (an "Employment Practices Liability Coverage") first shall be covered as provided in, and shall be subject to the limit of liability, retention and coinsurance percentage applicable to such Employment Practices Liability Coverage. Any remaining Loss otherwise covered by this coverage section which is not paid under such Employment Practices Liability Coverage shall be covered as provided in, and shall be subject to the Limit of Liability, Retention and Coinsurance Percentage applicable to this coverage section; provided the Retention applicable to such Loss under this coverage section shall be reduced by the amount of Loss otherwise covered by this coverage section which is paid by the Insureds as the retention under such Employment Practices Liability Coverage.

Extended Reporting Period

12.
If the Company or theParent Organization terminates or does not renew this coverage section, other than termination by the Company for nonpayment of premium, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 6(B) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for Claims that are (i) first made during the period set forth in Item 6(A) of the Declarations for this coverage section (the "Extended Reporting Period") following the effective date of termination or nonrenewal, and (ii) reported to the Company in writing within the time provided in Subsection 15(a) of this coverage section, but only to the extent such Claims are for Wrongful Acts committed, attempted, or allegedly committed or attempted before the earlier of the effective date of termination or nonrenewal or the date of the first merger, consolidation or acquisition event described in Subsection 21 below. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute

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refusal to renew. The right to purchase an extension of coverage as described in this Subsection shall lapse unless written notice of election to purchase the extension, together with payment of the additional premium due, is received by the Company within thirty (30) days after the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period. The entire additional premium for the Extended Reporting Period shall be deemed fully earned at the inception of such Extended Reporting Period.

Limit of Liability, Retention and Coinsurance

13. (a)
The Company's maximum liability for allLoss on account of each Claim, whether covered under one or more Insuring Clauses, shall be the Limit of Liability set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the Policy Period, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

(b)
The Company's maximum aggregate liability under Insuring Clause 4 for all Investigative Costs on account of all Securityholder Derivative Demands shall be the Sublimit set forth in Item 2(C) of the Declarations for this coverage section. Such Sublimit is part of, and not in addition to, the Limits of Liability set forth in Items 2(A) and 2(B) of the Declarations.

(c)	Defense Costs are part of, and not in addition to, the Limits of Liability set forth in

Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs shall reduce and may exhaust such applicable Limits of Liability.

(d)
The Company's liability under Insuring Clause 2 or 3 shall apply only to that part of coveredLoss (as determined by any applicable provision in Subsection 17 of this coverage section) on account of each Claim which is excess of the applicable Retention set forth in Item 4 of the Declarations for this coverage section. Such Retention shall be depleted only by Loss otherwise covered under this coverage section and shall be borne by the Insureds uninsured and at their own risk. Except as otherwise provided in Subsection 14, no Retention shall apply to any Loss under Insuring Clause 1 or 4.

If different parts of a singleClaim are subject to different Retentions, the applicable Retentions will be applied separately to each part of such Claim, but the sum of such Retentions shall not exceed the largest applicable

(e)	Retention.

(f)
To the extent thatLoss resulting from a Securities Claim is covered under Insuring Clause 2 or 3 (as determined by Subsection 17(a) of this coverage section) and is in excess of the applicable Retention, the Insureds shall bear uninsured and at their own risk that percentage of such Loss specified as the Coinsurance Percentage in Item 3(A) of the Declarations for this coverage section, and the Company's liability shall apply only to the remaining percentage of such Loss. To the extent that Loss resulting from a Claim other than a Securities Claim is covered under Insuring Clause 2 or 3 (as determined by Subsection 17(b) of this coverage section) and is in excess of the applicable Retention, the Insureds shall bear uninsured and at their own risk that percentage of such Loss specified as the Coinsurance Percentage in

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Item 3(B) of the Declarations for this coverage section, and the Company's liability shall apply only to the remaining percentage of such Loss.

(g)
All Related Claims shall be treated as a single Claim first made on the date the earliest of such Related Claims was first made, or on the date the earliest of such Related Claims is treated as having been made in accordance with Subsection 15(b) below, regardless of whether such date is before or during the Policy Period.

(h)	The limit of liability available during the Extended Reporting Period (if exercised) shall be part of, and not in addition to, the Company's maximum aggregate limit of liability for all Loss on account of all Claims first made during the immediately preceding Policy Period.

Presumptive Indemnification

14.
If the Organization fails or refuses, other than for reason of Financial Impairment, to indemnify an Insured Person for Loss, or to advance Defense Costs on behalf of an Insured Person, to the fullest extent permitted by statutory or common law, then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Defense Costs or other Loss shall be subject to:

(i)	the applicable Insuring Clause 2 Retention set forth in Item 4 of the Declarations for this coverage section; and

(ii)	the applicable Coinsurance Percentage set forth in Item 3 of the Declarations for this coverage section.

Reporting and Notice

15. (a)
The Insureds shall, as a condition precedent to exercising any right to coverage under this coverage section, give to the Company written notice of any Claim as soon as practicable, but in no event later than the earliest of the following dates:

(i)	sixty (60) days after the date on which any Organization's chief financial officer, in-house general counsel, risk manager, president, chief executive officer or chairperson first becomes aware that the Claim has been made;

(ii)	if this coverage section expires (or is otherwise terminated) without being renewed and if no Extended Reporting Period is purchased, sixty (60) days after the effective date of such expiration or termination; or

(iii)	the expiration date of the Extended Reporting Period, if purchased;

provided that if the Company sends written notice to the Parent Organization, at any time before the date set forth in (i) above with respect to any Claim, stating that this coverage section is being terminated for nonpayment of premium, the Insureds shall give to the Company written notice of such Claim prior to the effective date of such termination.

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(b)	If during thePolicy Period an Insured:

(i)	becomes aware of circumstances which could give rise to aClaim and gives written notice of such circumstances to the Company;

(ii)	receives a written request to toll or waive a statute of limitations applicable to

Wrongful Acts committed, attempted, or allegedly committed or attempted before or during the Policy Period and gives written notice of such request and of such alleged Wrongful Acts to the Company; or

(iii)	gives written notice to the Company of aSecurityholder Derivative Demand,

then any Claim subsequently arising from the circumstances referred to in (i) above, from the Wrongful Acts referred to in (ii) above, or from the Securityholder Derivative Demand referred to in (iii) above, shall be deemed to have been first made during the Policy Period in which the written notice described in (i), (ii) or (iii) above was first given by an Insured to the Company, provided any such subsequent Claim is reported to the Company as set forth in Subsection 15(a) above. With respect to any such subsequent Claim, no coverage under this coverage section shall apply to loss incurred prior to the date such subsequent Claim is actually made.

(c)
TheInsureds shall, as a condition precedent to exercising any right to coverage under this coverage section, give to the Company such information, assistance, and cooperation as the Company may reasonably require, and shall include in any notice under Subsection 15(a) or (b) a description of the Claim, circumstances, or Securityholder Derivative Demand, the nature of any alleged Wrongful Acts, the nature of the alleged or potential damage, the names of all actual or potential claimants, the names of all actual or potential defendants, and the manner in which such Insured first became aware of the Claim, circumstances, or Securityholder Derivative Demand.

Defense and Settlement

16.	(a) It shall be the duty of theInsureds and not the duty of the Company to defend Claims made against the Insureds.

(b)
The Insureds agree not to settle or offer to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's prior written consent. The Company shall not be liable for any element of Loss incurred, for any obligation assumed, or for any admission made, by any Insured without the Company's prior mitten consent. Provided the Insureds comply with Subsections 16(c) and (d) below, the Company shall not unreasonably withhold any such consent.

(c)
With respect to any Claim that appears reasonably likely to be covered in whole or in part under this coverage section, the Company shall have the right and shall be given the opportunity to effectively associate with the Insureds, and shall be consulted in advance by the Insureds, regarding the investigation, defense and settlement of such Claim, including but not limited to selecting appropriate defense counsel and negotiating any settlement.

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(d)
The Insureds agree to provide the Company with all information, assistance and cooperation which the Company may reasonably require and agree that in the event of a Claim the Insureds will do nothing that could prejudice the Company's position or its potential or actual rights of recovery.

(e)
Any advancement of Defense Costs shall be repaid to the Company by the Insureds, severally according to their respective interests, if and to the extent it is determined that such Defense Costs are not insured under this coverage section.

Allocation

17. (a)	If in anySecurities Claim the Insureds incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section, the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss as follows:

(i)	The portion, if any, of such amount that is in part covered and in part not covered under Insuring Clause 2 shall be allocated in its entirety to covered Loss, subject, however, to the applicable Retention and Coinsurance Percentage set forth in Items 4(C) and 3(A) of the Declarations for this coverage section, respectively; and

(ii)	The portion, if any, of such amount that is in part covered and in part not covered under Insuring Clause 1 or 3 shall be allocated between covered Loss and non- covered loss based on the relative legal and financial exposures of the Insureds to covered and non-covered matters and, in the event of a settlement in such Securities Claim, based also on the relative benefits to the Insureds from settlement of the covered matters and from settlement of the non-covered matters; provided that the amount so allocated to covered Loss under Insuring Clause 3 shall be subject to the Retention and Coinsurance Percentage set forth in Items 4(C) and 3(A) of the Declarations for this coverage section, respectively.

The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss. The allocation described in (i) above shall be final and binding on the Company and the Insureds under Insuring Clause 2, but shall not apply to any allocation under Insuring Clauses 1 and 3.

(b)
If in any Claim other than a Securities Claim the Insured Persons incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section, either because such Claim includes both covered and non-covered matters or because such Claim is made against both Insured Persons and others (including the Organization), the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss based on the relative legal and financial exposures of the parties to covered and non-covered matters and, in the event of a settlement in such Claim, based also on the relative benefits to the parties from such settlement. The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss.

(c)
If the Insureds and the Company agree on an allocation of Defense Costs the Company shall advance on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation:

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(i)	no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

(ii)
the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

(iii)
the Company, if requested by theInsureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

(d)
Any negotiated, arbitrated or judicially determined allocation ofDefense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other Insurance

18.
If any Loss under this coverage section is insured under any other valid insurance policy(ies), then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the applicable retention (or deductible) and limit of liability under such other insurance, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section. Any payment by Insureds of a retention or deductible under such other insurance shall reduce, by the amount of such payment which would otherwise have been covered under this coverage section, the applicable Retention under this coverage section.

Payment of Loss

19.
In the event payment of Loss is due under this coverage section but the amount of such Loss in the aggregate exceeds the remaining available Limit of Liability for this coverage section, the Company shall:

(a)	first pay such Loss for which coverage is provided under Insuring Clause 1 of this coverage section; then

(b)
to the extent of any remaining amount of the Limit of Liability available after payment under (a) above, pay such Loss for which coverage is provided under any other Insuring Clause of this coverage section.

Except as otherwise provided in this Subsection 19, the Company may pay covered Loss as it becomes due under this coverage section without regard to the potential for other future payment obligations under this coverage section.

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Changes in Exposure

Acquisition /Creation of Another Organization

20.	If before or during thePolicy Period any Organization:

(a)	acquires securities or voting rights in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary; or

(b)	acquires another organization by merger into or consolidation with an Organization such that the Organization is the surviving entity,

such other organization and its Insured Persons shall be Insureds under this coverage section, but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted after such acquisition or creation unless the Company agrees, after presentation of a complete application and all other appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted by such Insureds before such acquisition or creation.

If the total assets of any such acquired organization or new Subsidiary exceed ten percent (10%) of the total assets of the Parent Organization (as reflected in the most recent audited consolidated financial statements of such organization and the Parent Organization, respectively, as of the date of such acquisition or creation), the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such acquisition or creation, together with such other information as the Company may require and shall pay any reasonable additional premium required by the Company. If the Parent Organization fails to give such notice within the time specified in the preceding sentence, or fails to pay the additional premium required by the Company, coverage for such acquired or created organization and its Insured Persons shall terminate with respect to Claims first made more than sixty (60) days after such acquisition or creation. Coverage for any acquired or created organization described in this paragraph, and for the Insured Persons of such organization, shall be subject to such additional or different terms, conditions and limitations of coverage as the Company in its sole discretion may require.

Acquisition by Another Organization

21.	If:

(a)	the Parent Organization merges into or consolidates with another organization and the Parent Organization is not the surviving entity; or

(b)
another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for the election of or to appoint directors or Managers of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insureds before such merger, consolidation or

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acquisition. Upon the occurrence of any event described in (a) or (b) of this Subsection 21, the entire premium for this coverage section shall be deemed fully earned.

The Parent Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such merger, consolidation or acquisition, together with such other information as the Company may require. Upon receipt of such notice and information and at the request of the Parent Organization, the Company shall provide to the Parent Organization a quotation for an extension of coverage (for such period as may be negotiated between the Company and the Parent Organization) with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insureds before such merger, consolidation or acquisition. Any coverage extension pursuant to such quotation shall be subject to such additional or different terms, conditions and limitations of coverage, and payment of such additional premium, as the Company in its sole discretion may require.

Cessation of Subsidiary

22.
In the event an organization ceases to be a Subsidiary before or during the Policy Period, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted while such organization was a Subsidiary.

Related Entity Public Offering

23.
If any Organization files or causes to be filed, with the United States Securities and Exchange Commission or an equivalent agency or government department in any country other than the United States of America, any registration statement in contemplation of a public offering of equity securities by any entity other than the Parent Organization (irrespective of whether such public offering is an initial public offering or a secondary or other offering subsequent to an initial public offering), then the Company shall not be liable for Loss on account of any Claim based upon, arising from, or in consequence of such registration statement or the sale, offer to sell, distribution or issuance of any securities pursuant to such registration statement, unless (i) the Company receives written notice at least thirty (30) days prior to the effective date of such registration statement providing full details of the contemplated offering, and (ii) the Company, in its sole discretion, agrees by written endorsement to this coverage section to provide coverage for such Claims upon such terms and conditions, subject to such limitations and other provisions, and for such additional premium as the Company may require. If the Company in its sole discretion agrees to provide coverage for such Claims, the additional premium specified by the Company shall be payable to the Company in full not later than the date on which such registration statement becomes effective.

Representations and Severability

24.
In issuing this coverage section the Company has relied upon the statements,representations and information in the Application. All of the Insureds acknowledge and agree that all such statements, representations and information (i) are true and accurate, (ii) were made or provided in order to induce the Company to issue this coverage section,

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and (iii) are material to the Company's acceptance of the risk to which this coverage section applies.

In the event that any of the statements, representations or information in the Application are not true and accurate, this coverage section shall be void with respect to (i) any Insured who knew as of the effective date of the Application the facts that were not truthfully and accurately disclosed (whether or not the Insured knew of such untruthful disclosure in the Application) or to whom knowledge of such facts is imputed, and (ii) the Organization under Insuring Clause 2 to the extent it indemnifies an Insured Person who had such actual or imputed knowledge. For purposes of the preceding sentence:

(a)
the knowledge of any Insured Person who is a past, present or future chief financial officer, in-house general counsel, chief executive officer, president or chairperson of an Organization shall be imputed to such Organization and its Subsidiaries;

(b)	the knowledge of the person(s) who signed the Application for this coverage section shall be imputed to all of the Insureds; and

(c)	except as provided in (a) above, the knowledge of anInsured Person who did not sign the Application shall not be imputed to any other Insured.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 1

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND CHANGES IN EXPOSURE ENDORSEMENT

In consideration of the premium charged, it is agreed that the second full paragraph of Subsection 20 of this coverage section, Changes in Exposure: Acquisition/Creation of Another Organization, is amended to read in its entirety as follows:

If the total assets of any such acquired organization or new Subsidiary exceed thirty percent (30%) of the total assets of the Parent Organization (as reflected in the most recent audited financial statements of such organization and the Parent Organization, respectively, as of the date of such acquisition or creation), the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable, but in no event later than ninety (90) days after the date of such acquisition or creation, together with such other information as the Company may require and shall pay any reasonable additional premium required by the Company. If the Parent Organization fails to give such notice within the time specified in the preceding sentence, or fails to pay the additional premium required by the Company, coverage for such acquired or created organization and its Insured Persons shall terminate with respect to Claims first made more than ninety (90) days after such acquisition or creation. Coverage for any acquired or created organization described in this paragraph, and for the Insured Persons of such organization, shall be subject to such additional or different terms, conditions and limitations of coverage as the Company in its sole discretion may require.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement/Rider No. 2

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND REPRESENTATIONS AND SEVERABILITY WITH ABSOLUTE NON-RESCINDABLE
COVERAGE ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1) Subsection 24, Representations and Severability, of this coverage section is deleted and replaced with the following:

(a)
The Insureds acknowledge and agree that, in issuing this coverage section, the Company has relied on all statements, representations and information contained in the Application as being true and accurate. All such statements, representations and information are the basis for this coverage section and are to be considered incorporated into this coverage section.

(b)
Such Application shall be construed as a separate application for coverage by each of the Insured Persons. With respect to any statements, representations and information contained in the Application, no knowledge possessed by an Insured Person shall be imputed to any other Insured Person.

However, in the event that such Application, contains any misrepresentations made with the actual intent to deceive or contains misrepresentations which materially affect either the acceptance of the risk or the hazard assumed by the Company under this coverage section, then no coverage shall be afforded for any Claim based upon, arising from or in consequence of any such misrepresentations under:

(i)	Insuring Clause 1 of this coverage section, with respect to anyInsured Person who knew of such misrepresentations (whether or not such individual knew such Application contained such misrepresentations);

(ii)	Insuring Clause 2 of this coverage section, with respect to anyOrganization to the extent it indemnifies any Insured Person in subsection (i) above; and

(iii)	Insuring Clause 3 or 4 of this coverage section, with respect to anyOrganization if any past or present chief executive officer or chief financial officer of the Parent Organization knew of such misrepresentations (whether or not such individual knew such Application contained such misrepresentations);

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

  (2) The following Subsection is added to this coverage section as follows:

Non-Rescindable

The Company shall not be entitled under any circumstances to void or rescind this coverage section with respect to any Insured.

Nothing contained herein shall limit or waive any other rights or remedies available to the Company.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 3

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

PRIORITY OF PAYMENTS ENDORSEMENT

In consideration of the premium charged, it is agreed that Subsection 19, Payment of Loss, of this coverage section is deleted and replaced with the following:

19.	In the event ofLoss arising from a covered Claim for which payment is concurrently due under more than one of the insuring clauses of this coverage section, the Company shall:

(a)	first, payLoss for which coverage is provided under Insuring Clause 1 of this coverage section;
then

(b)
only after payment ofLoss has been made pursuant to (a) above, with respect to whatever remaining amount of the Limit of Liability is available after such payment, at the written request of the current and active Independent Lead Director of the Parent Organization, either pay or withhold payment of such other Loss for which coverage is provided under Insuring Clause 2 of this coverage section; and then

(c)
only after payment ofLoss has been made pursuant to (a) and (b) above, with respect to whatever remaining amount of the Limit of Liability is available after such payment, at the written request of the current and active Independent Lead Director of the Parent Organization, either pay or withhold payment of such other Loss for which coverage is provided under Insuring Clauses 3 and 4 of this coverage section.

In the event the Company withholds payment pursuant to (b) and/or (c) above, then the Company shall, at such time and in such manner as shall be set forth in written instructions of the current and active Independent Lead Director of the Parent Organization, remit such payment to an Organization or directly to or on behalf of an Insured Person.

The bankruptcy or insolvency of any Organization or any Insured Person shall not relieve the Company of any of its obligations to prioritize payment of covered Loss under this coverage section pursuant to this endorsement.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 4

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND DEFINITION OF WRONGFUL ACT ENDORSEMENT

In consideration of the premium charged, it is agreed that Subparagraph (b) of the definition of Wrongful Act as defined in Subsection 5, Definitions, of this coverage section is deleted and replaced with the following:

(b)
any other matter claimed against an Insured Person solely by reason of his or her serving in an Insured Capacity, including any matter claimed pursuant to Section 304(a) of the SarbanesOxley Act of 2002.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 5

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

NEW JERSEY AMENDATORY ENDORSEMENT
TO THE EXECUTIVE LIABILITY AND ENTITY SECURITIES LIABILITY COVERAGE SECTION

In consideration of the premium charged, it is agreed that:

1.	The first sentence of Subsection 12. Extended Reporting Period of the Executive Liability and Entity

Securities Liability Coverage Section is amended as follows:

"If the Company or the Insureds terminate or refuse to renew this coverage section, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 6(B) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for Claims that are (i) first made during the period set forth in Item 6(A) of the Declarations for this coverage section (the "Extended Reporting Period") following the effective date of termination or non-renewal, and (ii) reported to the Company in writing within the time provided in Subsection 15(a) of this coverage section but only to the extent such Claims are for Wrongful Acts committed, attempted, or allegedly committed or attempted before the earlier of the effective date of termination or non-renewal or the date of the first merger, consolidation or acquisition event described in Subsection 21 below."

2.	Subsection 12. Extended Reporting Period of the Executive Liability and Entity Securities Liability

Coverage Section is amended further by adding the following at the end of such Subsection:

"If money is owed to the Company under this policy, then such Extended Reporting Period will not become effective until all amounts due under this policy are paid and the premium for the Extended Reporting Period is paid when due. Any premium paid for the Extended Reporting Period will be applied first to amounts owed under this policy."

The policy is deemed to have been amended to the extent necessary to effectuate the purposes of this Amendatory Endorsement.

The regulatory requirements set forth in this Amendatory Endorsement shall supersede and take precedence over any provisions of the policy or any endorsement to the policy, whenever added, that are inconsistent with or contrary to the provisions of this Amendatory Endorsement, unless such policy or endorsement provisions comply with the applicable insurance laws of the state of New Jersey.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement/Rider No. 6

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

BLANKET 501(C)(3) DOUBLE EXCESS OUTSIDE DIRECTORSHIP LIABILITY ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)	The definition ofInsured Capacity in Subsection 5., Definitions, of this coverage section is deleted and replaced with the following:

Insured Capacity means the position or capacity of an Insured Person that causes him or her to meet the definition of Insured Person set forth in this coverage section. Insured Capacity shall include an Outside Directorship.

Except as specifically provided for an Outside Directorship, Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.

(2)	The following definitions are added to Subsection 5., Definitions, of this coverage section:

Outside Directorship means a position held by an Insured Person (other than Insured Person described in paragraph (c) of the definition of Insured Person), at the specific request or direction of the Organization, as a director, officer, trustee, governor or equivalent executive of an Outside Entity.

Outside Entity means any non-profit corporation, community chest, fund organization or foundation exempt from federal income tax as ay organization described in Section 501(c)(3), Internal Revenue Code of 1986, as amended, that is not an Organization.

(3)
The Company shall not be liable for Loss on account of any Claim against an Insured Person for Wrongful Acts of such Insured Person in an Outside Directorship, if such Claim is brought or maintained by or on behalf of (i) an Outside Entity or (ii) any director, officer, trustee, governor or equivalent executive of an Outside Entity in any capacity; this exclusion shall not, however, apply to:

(a)a Claim brought or maintained derivatively on behalf of an Outside Entity by one or more securityholders of the Outside Entity who are not directors, officers, trustees, governors or equivalent executives of the Outside Entity, provided that such Claim is

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

brought and maintained without any active assistance or participation of, or solicitation by, any director, officer, trustee, governor or equivalent executive of the Outside Entity; or

(b)	an employmentClaim brought or maintained by or on behalf of a director, officer, trustee, governor or equivalent executive of an Outside Entity who is not an Insured Person.

(4)	Exclusion 6(g) shall not apply toClaims for Wrongful Acts of an Insured Person in an Outside Directorship.

(5)
The Company shall not be liable forLoss on account of aiy Claim that is for Wrongful Acts committed, attempted, or allegedly committed or attempted by such Insured Person before beginning to serve in the Outside Directorship or after ceasing to serve in the Outside Directorship.

(6)	Subsection 18., Other Insurance, of this coverage section is amended as follows:

(a)	The heading'Other Insurance' is deleted and replaced with 'Other Insurance and Indemnity'.

(b)	The following paragraph is added to the end thereof:

Without in any way limiting the foregoing, it is expressly understood and acknowledged that any coverage provided to any Insured Person in an Outside Directorship shall be specifically excess of any indemnity (other than any indemnity provided by the Organization) or insurance available to such Insured Person by reason of serving in the Outside Directorship.

(7)	Nothing in this endorsement is intended, nor shall anything herein be construed, to increase any of the Company's Limits of Liability shown in Item 2 of the Declarations for this coverage section.

(8)
If the Company or any of its subsidiaries or affiliated companies makes payment under anotherpolicy, or under another coverage section of this policy, on account of a Claim that (i) is also covered under this coverage section and that (ii) is made against an Insured Person for his or her Wrongful Acts in an Outside Directorship, then this coverage section's Limit of Liability with respect to that Claim (as set forth in Item 2(A) of the Declarations for this coverage section) shall be reduced by the amount of the payment so made under such other policy or other coverage section.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement/Rider No. 7

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

OUTSIDE FOR-PROFIT DIRECTORSHIP LIABILITY ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)
Solely for purposes of the coverage provided under Insuring Clause 1 and Insuring Clause 2 of thiscoverage section, the definition of "Insured Capacity' in Subsection 5. Definitions is amended to read in its entirety as follows:

Insured Capacity means:

(a)	a position as a duly elected or appointed director, officer or Manager, or as the in-house general counsel, of any Organization chartered in the United States of America;

(b)	a position equivalent to one of the positions described in (a) above in an Organization that is chartered in a jurisdiction other than the United States of America;

(c)	an Outside For-Profit Directorship held by a duly elected or appointed director, officer or Manager of an Organization or other employee of an Organization; or

(d)	solely with respect to Securities Claims, a position as an employee of an Organization.

Except as specifically provided in part (c) of this definition, Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.

For purposes of any coverage that may be provided under Insuring Clause 3 or Insuring Clause 4 of this coverage section, the definition of "Insured Capacity" in Subsection 5. Definitions shall remain unchanged.

(2)
For-Profit Outside Entitymeans any for-profit entity or organization that (i) is not an Organization and (ii) is not exempt from federal income tax pursuant b Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(3)
Outside For-Profit Directorshipmeans a position held by an Insured Person, with the knowledge and consent of the Organization or at the request of the Organization, as a director, officer, trustee, governor or equivalent executive of a For-Profit Outside Entity.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

(4)
The Company shall not be liable forLoss on account of any Claim against an Insured Person for Wrongful Acts of such Insured Person in an Outside For-Profit Directorship, if such Claim is brought or maintained by or on behalf of (i) a For-Profit Outside Entity or (ii) any director, officer, trustee, governor or equivalent executive of a For-Profit Outside Entity in any capacity; this exclusion shall not, however, apply to:

(a)
a Claim brought or maintained derivatively on behalf of a For-Profit Outside Entity by one or more securityholders of the For-Profit Outside Entity who are not directors, officers, trustees, governors or equivalent executives of the For-Profit Outside Entity, provided that such Claim is brought and maintained without any active assistance or participation of, or solicitation by, any director, officer, trustee, governor or equivalent executive of the For-Profit Outside Entity; or

(b)	an employmentClaim brought or maintained by or on behalf of a director, officer, trustee, governor or equivalent executive of a For-Profit Outside Entity who is not an Insured Person.

(5)	Exclusion 6(d) of this coverage section is amended to read in its entirety as follows:

(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged or threatened exposure to, or generation, storage, transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)
any regulation, order, direction or request to test for, monitor, clean up, remove, contain,treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request, including but not limited to any Claim for financial loss to the Organization, any securityholder or creditor of the Organization, any For-Profit Outside Entity, or any securityholder, creditor or member of a For-Profit Outside Entity based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this Exclusion 6(d).

(6)	Exclusion 6(g) of this coverage section is amended to read in its entirety as follows:

(g)
for Wrongful Acts of an Insured Person in his or her capacity as a director, officer, manager, trustee, regent, governor or employee of any entity other than the Organization. This Exclusion 6(g) shall not apply to Claims for Wrongful Acts of an Insured Person in an Outside For-Profit Directorship but shall apply to any Claim, or portion thereof, that is for Wrongful Acts commuted, attempted, or allegedly committed or attempted by such Insured Person before beginning to serve in the Outside For-Profit Directorship or after ceasing to serve in the Outside For-Profit Directorship.

(7)	Exclusion 7(a) of this coverage section is amended to read in its entirety as follows:

(a)
for an accounting of profits made from the purchase or sale by suchInsured Person of securities of the Organization or securities of a For-Profit Outside Entity, within the meaning of Section 16(b) of the Securities Exchange Act of 1934, any amendments thereto, or any similar provision of any federal, state, or local statutory law or common law anywhere in the world.

(8)	Subsection 18. Other Insurance of this coverage section is amended to read in its entirety as follows:

18.	Other Insurance and Indemnity

(a)
If anyLoss under this coverage section is insured under any other valid insurance policy(ies), then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the applicable retention (or deductible) and limit of liability under such other insurance, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section. Without in any way limiting the foregoing, it is expressly understood and acknowledged that with respect to Loss resulting from a Claim against an Insured Person for his or her Wrongful Acts in an Outside For-Profit Directorship, coverage for any such Loss under this coverage section shall be specifically excess of the applicable retention (or deductible) and limit of liability of any other insurance (whether maintained by the For-Profit Outside Entity or otherwise) that is available to such Insured Person by reason of his or her service in such Outside For-Profit Directorship. Any payment by Insureds of a retention or deductible under any other insurance described in this paragraph shall reduce, by the amount of such payment which would otherwise have been covered under this coverage section, the applicable Retention under this coverage section.

(b)	With respect toLoss resulting from a Claim against an Insured Person for his or her

Wrongful Acts in an Outside For-Profit Directorship, coverage for any such Loss under this coverage section shall also be specifically excess of any indemnification that is available to such Insured Person by reason of his or her service in such Outside For- Profit Directorship, including indemnification available from or provided by the For- Profit Outside Entity and including indemnification available from or provided by the Organization. The Insureds agree that they will use their best efforts promptly to enforce any right of an Insured Person to obtain indemnification from a For-Profit Outside Entity or any other organization.

(9)	Nothing in this endorsement is intended, nor shall anything herein be construed, to increase any of theCompany's Limits of Liability shown in Item 2 of the Declarations for this coverage section.

(10)
If the Company or any of its subsidiaries or affiliated companies makes payment under another policy, orunder another coverage section of this policy, on account of a Claim that (i) is also covered under this coverage section and that (ii) is made against an Insured Person for his or her Wrongful Acts in an Outside For-Profit Directorship, then this coverage section's Limit of Liability with respect to that Claim (as set forth in Item 2(A) of the Declarations for this coverage section) shall be reduced by the amount of the payment so made under such other policy or other coverage section.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of	Company: Executive Risk Indemnity Inc.

this endorsement/rider: May 15, 2011	Endorsement No. 8

To be attached to and
form a part of Policy No. *
Issued to: Aeropostale, Inc.

NON-ENTITY EMPLOYMENT PRACTICES ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)
Paragraph (1) of the definition of"Claim" in Subsection 5. Definitions of this coverage section is amended to provide that, when used in reference to the coverage provided by Insuring Clause 1 or 2, Claim also means a written notice from any:

(i)	past, present or prospective employee of theOrganization; or

(ii)
government agency with jurisdiction over the Organization's employment practices, stating that such past, present or prospective employee or government agency intends to hold an Insured Person responsible for wrongful dismissal, discharge or termination of employment; breach of an oral or written employment or quasi-employment contract; employment-related misrepresentation; violation of an employment discrimination law (including by workplace harassment); wrongful discipline, demotion, denial of tenure or failure or refusal to promote; or employment-related invasion of privacy, employment-related defamation, or employment-related wrongful infliction of emotional distress.

(2)	Part (c) of the definition of"Insured Person" in Subsection 5. Definitions of this coverage section is amended to read in its entirety as follows:

"(c)	solely with respect toSecurities Claims and employment Claims, any other employee of an Organization, provided that such other employees shall not, solely by reason of their status as employees, be Insured Persons for purposes of Exclusion 6(c)."

(3)	Subsection 5. Definitions of this coverage section is amended by adding the following definition:

"Retaliation means retaliatory treatment against an employee of an Organization on account of such individual:

(a)            exercising his or her rights under law;

(b)            refusing to violate any law;

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

(c)           opposing any unlawful practice;

(d)           disclosing or threatening to disclose to a superior or to any governmental agency alleged violations of law; or

(e)            having assisted or testified in or cooperated with a proceeding or investigation regarding alleged violations of law by an Insured."

(4)	Subsection 6. Exclusions (e) of this coverage section is amended to read in its entirety as follows:

"(e)          for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof whether or not it is damaged or destroyed; provided that this Exclusion 6(e) shall not apply to:

(i)           allegations of mental anguish or emotional distress, to the extent that such allegations are made as part of an employment Claim against an Insured Person; or

(ii)           allegations of bodily injury, mental anguish, emotional distress, sickness, disease or death resulting from libel or slander or oral or written publication of defamatory or disparaging material, to the extent that such allegations are made as part of an employment Claim against an Insured Person."

(5)	The Company shall not be liable for Loss on account of any Claim:

(a)
for any actual or alleged violation of the responsibilities, obligations or duties imposed by any federal, state, or local statutory law or common law anywhere in the world (including but not limited to the Occupational Safety and Health Act) or amendments to or regulations promulgated under any such law that governs workplace safety and health, including but not limited to any obligation to maintain a place of employment free from hazards likely to cause physical harm, injury or death; provided that this exclusion shall not apply to an employment Claim for Retaliation;

(b)
for any actual or alleged violation of the responsibilities, obligations or duties imposed by any federal, state, or local statutory law or common law anywhere in the world (including but not limited to the Fair Labor Standards Act) or amendments to or regulations promulgated under any such law that governs wage, hour and payroll policies and practices, including but not limited to:

(i)	the calculation, timing or manner of payment of minimum wages, prevailing wage rates, overtime pay or other compensation alleged to be due and owing;

(ii)	the classification of any organization or person for wage and hour purposes;

(iii)	garnishments, withholdings or other deductions from wages;

(iv)	child labor;

(v)	pay equity or comparable worth; or

(vi)	any similar policies or practices;

provided that this exclusion shall not apply to an employment Claim for Retaliation or for violation of the Equal Pay Act;

(c)
for any actual or alleged violation of the responsibilities, obligations or duties imposed by any federal, state, or local statutory law or common law anywhere in the world (including but not limited to the Worker Adjustment and Retraining Notification Act) or amendments to or regulations promulgated under any such law that governs any obligation of an employer to notify, discuss or bargain with its employees or others in advance of any plant or facility closing or mass layoff or any similar obligation; provided that this exclusion shall not apply to an employment Claim for Retaliation; or

(d)
for any actual or alleged violation of the responsibilities, obligations or duties imposed by any federal, state, or local statutory law or common law anywhere in the world (including but not limited to the National Labor Relations Act) or any amendments to or regulations promulgated under any such law that governs:

(i)	the rights of employees to engage in, or to refrain from engaging in, union orother collective activities, including but not limited to union organizing, union elections and other union activities;

(ii)	the duty or obligation of an employer to meet, discuss, notify or bargain with any employee or employee representative, collectively or otherwise;

(iii)	the enforcement of any collective bargaining agreement, including but not limited to grievance and arbitration proceedings;

(iv)	strikes, work stoppages, boycotts, picketing and lockouts; or

(v)	any similar rights or duties.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Company: Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 9

To be attached to and
form a part of Policy No. *
Issued to: Aeropostale, Inc.

AMEND DEFINITION OF INSURED PERSON ENDORSEMENT

In consideration of the premium charged, it is agreed that the term Insured Person as defined in Subsection 5 Definitions of this coverage section is amended to include any natural person who was, now is or shall become a/an/the Risk Manager, Audit Committee, Governors, Honorary Chairman, Trustees, Advisory Board Members, Members of the Board of Managers, Committee Members and Management Committee Members, Shadow and De Facto Directors, Board Representatives and Board Observers, Vice President Treasurer, Chief Accounting Officer, Vice President Controller, Vice President Tax, Accounting Director of an Organization.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Company: Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 10

To be attached to and
form a part of Policy No. *
Issued to: Aeropostale, Inc.

AMEND EXCLUSION 6(b) ENDORSEMENT

In consideration of the premium charged, it is agreed that subparagraph (b) of Subsection 6 Exclusions of this coverage section is amended to read in its entirety as follows:

(b)
based upon, arising from, or in consequence of any written demand, suit or other proceeding pending against, or order, decree or judgment entered for or against any Insured, on or prior to the Pending or Prior Date set forth in Item 7 of the Declarations for this coverage section, or the same or substantially the same fact, circumstance or situation underlying or alleged therein;

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Executive Risk Indemnity Inc.

Endorsement No. 11

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

EFFECT OF BANKRUPTCY ENDORSEMENT

 In consideration of the premium charged, it is agreed that:

(1)	Bankruptcy or insolvency of an Insured shall neither relieve the Company of its obligations nor deprive the Company of its rights or defenses under this coverage section.

(2)
It is understood that the coverage provided under this coverage section is intended to protect and benefit the Insured Persons. If a liquidation or reorganization proceeding is commenced by or against the Organization pursuant to the United States Bankruptcy Code or any similar state or local law, the Insureds hereby (a) waive and release any automatic stay or injunction which may apply in such proceeding to this coverage section or its proceeds under such Bankruptcy Code or law, and (b) agree not to oppose or object to any efforts by the Company or any Insureds to obtain relief from any such stay or injunction.

(3)	The Insureds acknowledge and agree that nothing in this endorsement obligates the Company to:

(a)	seek a judicial ruling with respect to the validity or enforceability of any provision in paragraph (2) of this endorsement;

(b)	make any request for relief from any applicable stay or injunction on any Insured's behalf; or

(c)	assert any position in support of or in opposition to, or otherwise take part in litigation concerning, any Insured's request for relief from an applicable stay or injunction.

Nothing in this endorsement shall be construed to require the Company to: (i) make any payment of proceeds that are subject to a bankruptcy stay, in the absence of any necessary judicial authorization for the making of such payment; or (ii) in any way violate applicable bankruptcy law or an order of the bankruptcy court.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
this endorsement/rider: May 15, 2011	Company: Executive Risk Indemnity Inc.

Endorsement No. 12

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

DELETE SUBSECTION 23 RELATED ENTITY PUBLIC OFFERING ENDORSEMENT

In consideration of the premium charged, it is agreed that Subsection 23 Related Entity Public Offering of this coverage section is deleted.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 13

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND CONDUCT EXCLUSIONS AND SECURITIES CLAIM ALLOCATION ENDORSEMENT

 In consideration of the premium charged, it is agreed that:

(1)	Subsection 7., Exclusions Applicable to Insuring Clauses 1 and 2 Only, of this coverage section is deleted and replaced with the following:

Applicable To Insuring Clause 1 Only:

7.	The Company shall not be liable under Insuring Clause 1 forLoss on account of any Claim made against any Insured Person:

(a)            based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a final, non-appealable adjudication in any underlying proceeding or action establishes such a deliberately fraudulent act or omission or willful violation; or

(b)
based upon, arising from, or in consequence of suchInsured Person having gained anyprofit, remuneration or other advantage to which such Insured Person was not legally entitled, if a final, non-appealable adjudication in any underlying proceeding or action establishes the gaining of such a profit, remuneration or advantage.

(2)	Subsection 8., Exclusions Applicable to Insuring Clause 3 Only, of this coverage section is deleted and replaced with the following:

Applicable To Insuring Clause 3 Only:

8.	The Company shall not be liable under Insuring Clause 3 forLoss on account of any Securities

Claim made against any Organization:

(a)
based upon, arising from or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Organization or by any past, present or future chief financial officer, chief executive officer or chief operating officer of such Organization, if a final, non-appealable adjudication in any underlying proceeding or action establishes such a deliberately fraudulent act or omission or willful violation; or

(b)            based upon, arising from, or in consequence of such Organization, or by any past, present or future chief financial officer, chief executive officer or chief operating officer of

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

such Organization having gained any profit, remuneration or other advantage to which any such individual or such Organization was not legally entitled, if a final, non- appealable adjudication in any underlying proceeding or action establishes the gaining of such a profit, remuneration or advantage; or

(c)
for any actual or alleged liability of an Organization under any contract or agreement that relates to the purchase, sale, or offer to purchase or sell any securities; provided that this Exclusion 8(c) shall not apply to liability that would have attached to such Organization in the absence of such contract or agreement.

(3)	With respect to Exclusions 7. and 8., as amended above, the terms "proceeding" and "action", as usedtherein, shall not include any declaratory proceeding or action brought by or against the Company.

(4)	Subsection 9., Severability of the Exclusions, of this coverage section is deleted and replaced with the following:

9.	Severability of Exclusions

(a)	No conduct pertaining to any Insured Person shall be imputed to any other Insured Person for the purpose of applying any exclusion in this coverage section.

(b)
Conduct pertaining to any past, present, or future chief financial officer, chief executive officer or chief operating officer of an Organization shall be imputed to such Organization and its Subsidiaries for the purpose of applying the exclusions in Subsection 8 of this coverage section.

(5)	Paragraph (a) of Subsection 17., Allocation, of this coverage section is amended to read in its entirety as follows:

If in any Securities Claim the Insureds incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section because such Securities Claim includes both covered and non-covered matters, the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss based on the relative legal and financial exposures of the Insureds to the covered and non-covered matters and, in the event of a settlement in such Securities Claim, based also on the relative benefits to the Insureds from settlement of the covered and the non-covered matters. The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 14

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND EXCLUSION 6(E) ENDORSEMENT

In consideration of the premium charged, it is agreed that paragraph (e) of Subsection 6. Exclusions Applicable to All Insuring Clauses of this coverage section is amended to read in its entirety as follows:

(e)
for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof whether or not it is damaged or destroyed; provided that this Exclusion 6(e) shall not apply to:

(i)            mental anguish or emotional distress for which a claimant seeks compensation in an employment Claim; or

(ii)            Loss which is on account of a Securities Claim brought by a securityholder of the Organization in his capacity as such, whether in his own right or on behalf of the Organization, provided that such Securities Claim is brought and maintained without any active assistance or participation of, or solicitation by, any Insured.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 15

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

EXECUTIVE PROTECTION ENHANCEMENT ENDORSEMENT

 In consideration of the premium charged, it is agreed that:

(1)	AMEND DEFINITIONS

Subsection 5, Definitions, of this coverage section is amended as follows:

(a) Amend Application

The definition of Application is deleted and replaced with the following: Application means:

(1)
any application given to the Company for this coverage section, including any attachments, or any written information or documentation provided to the Company by or on behalf of an Insured for the purposes of the Company's underwriting of this coverage section;

(2)	all publicly available documents filed by an Organization with the Securities and Exchange Commission during the twelve (12) months preceding this policy's inception date; and

(3)	if applicable, any warranty provided to the Company within the past three (3) years in connection with any coverage section or policy of which this coverage section is a renewal or replacement.

(b)  Amend Claim

The definition of Claim is amended by adding the following:

when used in reference to the coverage provided by Insuring Clauses 1 or 2, Claim also includes:

(i)
the service of a subpoena or other similar written request compelling witness testimony or document production upon an Insured Person in connection with ay matters described above against any Insured Person or an Organization for a Wrongful Act, in which case, the Company shall pay on behalf of such Insured Person Defense Costs and any reasonable and necessary costs, fees and expenses incurred solely by such Insured Person in responding to such subpoena or in producing the documentation demanded by such subpoena or document production request;

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

(ii)	a request by an Enforcement Unit for an Insured Person to appear for an interview or meeting with respect to the Insured Capacity of such Insured Person or an Organization's business activities; or

(iii)
in connection with an inquiry or investigation by an Enforcement Unit or a securityholder derivative demand, a request by an Organization for an Insured Person to appear for an interview or meeting with respect to the Insured Capacity of such Insured Person or an Organization's business activities;

provided that, with respect to:

(A)	subparagraph (i) above, such Claim shall be deemed to have been first made when such subpoena or other similar written request is served upon such Insured Person;

(B)	subparagraph (ii) and (iii) above:

1.	any such request shall not be deemed aClaim first made during the Policy Period until such Claim is reported pursuant to Subsection 15, Reporting and Notice, of this coverage section; and

2.	the Company shall not pay for any amount incurred as a result of any document production demand or discovery request; and

(C)
subparagraph (i), (ii) and (iii) above, the Company shall not pay for any amount incurred as a result of any routine or regularly scheduled Enforcement Unit oversight, compliance, audit, inspection or examination.

(c)   Add Enforcement Unit

The term Enforcement Unit means any federal, state, local or foreign law enforcement or governmental authority (including, the U.S. Department of Justice, the U.S. Securities and Exchange Commission and any attorney general) or the enforcement unit of any securities exchange or similar self-regulatory body.

(d)   Delete Investigative Costs

The term Investigative Costs is deleted. Accordingly, all references to Investigative Costs are deleted from this coverage section.

(e)   Amend Loss

The term Loss is deleted and replaced with the following:

Loss means the amount which any Insured becomes legally obligated to pay as a result of any Claim, including:

(1)	compensatory damages;

(2)
punitive, exemplary or multiplied damages, fines or penalties (including civil penalties assessed against an Insured Person pursuant to 15 U.S.C. §78dd-2(g)(2)(B) (the Foreign Corrupt Practices Act)), if and to the extent that any such damages, fines or penalties are insurable under the law of the jurisdiction most favorable to the insurability of such damages, fines or penalties, provided such jurisdiction has a substantial relationship to the relevant Insureds, to the Company, or to the Claim giving rise to such damages, fines or penalties;

(3)	judgments, including pre-judgment and post-judgment interest;

(4)	settlements;

(5)	Defense Costs; and

(6)
any amount attributable to violations of Sections 11, 12 or 15 of the Securities Act of 1933, as amended, to the extent such amount is insurable under the law pursuant to which this coverage section is construed;

Loss does not include any portion of such amount that constitutes any:

(a)	cost incurred by the Organization to comply with any order for non-monetary or injunctive relief, or to comply with an agreement to provide such relief;

(b)
amount not insurable under the law pursuant to which this coverage section is construed; provided that the Company shall not assert that any amount attributable to violations of Sections 11, 12 or 15 of the Securities Act of 1933, as amended, is subject to this paragraph (b), unless such amount is determined to be uninsurable in a final, non- appealable adjudication (other than a declaratory or equivalent proceeding or action brought by or against the Company);

(c)	amount that represents or is substantially equivalent to an increase in the consideration paid (or proposed to be paid) by an Organization in connection with its purchase of any securities or assets;

(d)
taxes; except, solely for the purposes of Insuring Clause 1, any tax imposed upon an Insured Person in his or her capacity as such in connection with any bankruptcy, receivership, conservatorship, or liquidation of an Organization, to the extent that such tax is insurable under the law pursuant to which this coverage section is construed; or

(e)	cost incurred in cleaning-up, removing, containing, treating, detoxifying, neutralizing, assessing the effects of, testing for, or monitoring Pollutants.

(f)	Amend Pollutants The term Pollutants is deleted and replaced with the following:

   Pollutants means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals, asbestos, asbestos products or waste. Waste includes materials to be recycled, reconditioned or reclaimed.

(g)	Delete Securityholder Derivative Demand

   The term Securityholder Derivative Demand is deleted and all references to Securityholder Derivative Demand are deleted from this coverage section.

(h)	Add Securityholder Derivative Demand Evaluation Costs

The term Securityholder Derivative Demand Evaluation Costs is added as follows:

Securityholder Derivative Demand Evaluation Costs means reasonable costs, fees and expenses (other than regular or overtime wages, salaries, fees, or benefits of the directors, officers or employees of the Organization) incurred by the Organization (including its Board of Directors or any committee of its Board of Directors) prior to a Claim solely with respect to any evaluation required to determine whether it is in the best interest of the Organization to prosecute the claims alleged in a securityholder derivative demand, but in no event shall Securityholder Derivative Demand Evaluation Costs include any costs, fees or expenses incurred in a Securities Claim.

(2)	AMEND EXCLUSIONS

Subsection 6 Exclusions Applicable To All Insuring Clauses, of this coverage section is amended as follows:

(a)   Amend Prior Notice

Exclusion 6(a) is amended by deleting and replacing the word "given" with the word "accepted".

(b)   Amend Insured v. Insured

Exclusion 6(c) is deleted and replaced with the following:

(c) brought by an Organization against:

(i)	any other Organization; or

(ii)	an Insured Person of such Organization, provided that this paragraph (c)(2) shall not apply to any Claim brought:

  (A)       outside the United States of America or Canada;

  (B)       in the event of Financial Impairment of the Organization;

  (C)       as a securityholder derivative action; or

  (D)         while such Insured Person is no longer acting in an Insured Capacity;

(c)	Delete Pollution Exclusion

Exclusion 6(d) is deleted.

(3)	DELETE PRESUMPTIVE INDEMNIFICATION

  Subsection 14, Presumptive Indemnification, of this coverage section is deleted.

(4)	AMEND REPORTING AND NOTICE

  Subsection 15, Reporting and Notice, of this coverage section is amended as follows:

  (a)  Paragraph (a) is deleted and replaced with the following:

(a)	The Insureds shall, as a condition precedent to exercising any right to coverage under this policy, give to the Company written notice of any Claim no later than:

(i)
if this coverage section expires and is renewed with the Company, one hundred and eighty (180) days after such expiration; provided that, if the Parent Organization can prove to the Company's satisfaction that it was not reasonably possible for the Insureds to give such notice within the one hundred and eighty (180) day time period and that subsequent notice was given as soon as reasonably possible thereafter, the Company shall waive the foregoing time period;

(ii)
if this coverage section expires (or is otherwise terminated) without being renewed with the Company and if no Extended Reporting Period is purchased, sixty (60) days after the effective date of such expiration or termination; or

(iii)	the expiration date of the Extended Reporting Period, if purchased;

provided that, if the Company sends written notice to the Parent Organization stating that this coverage section is being terminated for nonpayment of premium, the Insureds shall give to the Company written notice of such Claim prior to the effective date of such termination.

(b)       The lead-in to Paragraph (b) is deleted and replaced with the following:

(b) If during the Policy Period or the Extended Reporting Period (if exercised) an Insured Person or Organization:

(c)        Subparagraph (b)(ii) and all references to Subparagraph (b)(ii) in the policy are deleted.

(d)
The reference to "as set forth in Subsection 15(a) above" in paragraph (b) is deleted and replaced with "no later than one hundred and eighty (180) days after the in-house general counsel or risk manager of the Parent Organization becomes aware of such Claim."

(5)	AMEND DEFENSE AND SETTLEMENT

Subsection 16, Defense and Settlement, of this coverage section is amended as follows:

(a)	Loss Incurred With Prior Consent

    Paragraph (b) is amended to include the following after the second sentence:

Accordingly, the Company shall only be liable for Loss incurred with the Company's prior written consent. However, the Company may, in its sole discretion, waive the foregoing requirement with respect to Loss incurred within thirty (30) days prior to the reporting of a Claim pursuant to Subsection 15, Reporting and Notice, of this coverage section.

(b)	Advancement of Defense Costs Paragraph (e) is

deleted and replaced with the following:

(e)
Defense Costs on account of a Claim reported pursuant to Subsection 15, Reporting and Notice, of this coverage section shall be advanced on a current basis, but no later than ninety (90) days after receipt by the Company of invoices or bills detailing such Defense Costs and all other information requested by the Company with respect to such invoices or bills. The Company shall not seek repayment from an Insured Person of advanced Defense Costs that are uninsured pursuant to Exclusion 7 of this coverage section unless the applicable determination standard (i.e. final, non- appealable adjudication; or other) has been met and all other provisions of this coverage section applicable to Exclusion 7 have been applied.

Paragraph (f) is added as follows:

(f)
 If an Organization refuses in writing, or fails within sixty (60) days of an Insured Person's written request for indemnification, to advance, pay or indemnify an Insured Person for Loss on account of a Claim, then, upon the Insured Person reporting the Claim pursuant to Subsection 15, Reporting and Notice, of this coverage section, the Company shall advance Defense Costs until such time that the Organization accepts the Insured Person's request for indemnification or the applicable Retention has been satisfied. Any advancement of Defense Costs by the Company shall reduce the Limit of Liability set forth in Item 2(B) of the Declarations.

  (c) Settlement Within the Retention Without Prior Consent

Paragraph (g) is added as follows:

(g)
Notwithstanding paragraph (b) above, with respect to any Claim, reported pursuant to Subsection 15, Reporting and Notice, of this coverage section, the Insureds may settle a Claim (inclusive of Defense Costs) without the Company's prior consent if the amount of such settlement does not exceed the amount of the applicable Retention. However, the Company shall not be liable for any settlement or Defense Costs in excess of the amount of the applicable Retention to which it has not consented in writing. The Insureds shall submit to the Company all requested information with respect to any Claim settled pursuant to this paragraph (g) upon either the underwriting of a renewal of this coverage section or upon expiration of this coverage section, whichever first occurs.

(6)	AMEND OTHER INSURANCE

Subsection 18, Other Insurance, of this coverage section is amended as follows:

(a)	The reference to "valid insurance" in the first sentence of this Subsection 18 is replaced with "valid and collectible insurance".

(b)	The following sentence is added at the end of this Subsection 18 as a separate paragraph:

In addition to, and not in limitation of, the above paragraph:

This coverage section is specifically excess of and shall not contribute with any insurance policy for pollution liability or environmental liability, including any general liability policy.

(7)	DELETE INSURING CLAUSE 4

Insuring Clause 4, Securityholder Derivative Demand Coverage, of this coverage section is deleted.

(8)	ADD SECURITYHOLDER DERIVATIVE DEMAND EVALUATION COVERAGE

The following Subsection is added to this coverage section:

SECURITYHOLDER DERIVATIVE DEMAND EVALUATION COVERAGE

The Company shall pay, on behalf of the Organization, Securityholder Derivative Demand Evaluation Costs incurred with the Company's prior written consent which the Organization becomes legally obligated to pay on account of any securityholder derivative demand that is first made during the Policy Period, or, if exercised, during the Extended Reporting Period, for Wrongful Acts by Insured Persons before or during the Policy Period in an amount not to exceed * which amount is part of, and not in addition to, the Limit of Liability as set forth in Item 2(B) of the Declarations of this coverage section and no Retention shall apply to such amount.

(9)	INDEMNIFICATION AND SUBROGATION

Solely with respect to this coverage section, Subsection 7, Subrogation, of the General Terms and Conditions Section of this policy is deemed deleted and replaced with the following:

This policy has been issued to the Parent Organization with the understanding and agreement that each Organization agrees to fulfill its indemnification obligations to the fullest extent permitted by: (i) any statutory or common law, or (ii) any contract or agreement providing an indemnification obligation exceeding any such statutory or common law, to any Insured Person. If the Company pays as Loss any indemnification owed to any Insured Person by any Organization, the Company does not waive or compromise any of its rights to recover such Loss from such Organization.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

In the event of any payment of Loss under this policy, the Company shall be subrogated to the extent of such payment of Loss to all of the Insureds' rights of recovery, including any such right to indemnification from any Organization, other insurance carrier or other source. As a condition precedent to the Company's payment of any Loss under this policy, the Insureds agree to execute all papers reasonably required and take all reasonable actions to secure and preserve the Company's rights, including the execution of such documents necessary to enable the Company effectively to bring suit or otherwise pursue subrogation rights in the name of the Insureds, including any action against any Organization for indemnification.

(10)	CANCELLATION/EXTENDED REPORTING TIME PERIOD LIBERALIZATION

In the event that any time period relating to notice of cancellation or extended reporting period election provided under this coverage section is less than any such time period required by applicable state law, the Company shall apply the applicable state law.

(11)	POLICY LIBERALIZATION

In the event that any provision of this endorsement conflicts in any way with a provision of another endorsement of this coverage section, to the extent allowed by applicable law, the Parent Organization may determine, in it sole discretion, if such provision in this endorsement or such other endorsement takes precedence in determining the application of such provision under this coverage section.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

/s/ illegible
Authorized Representative

ENDORSEMENT/RIDER

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Company: Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 16

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

AMEND DEFINITION OF CLAIM ENDORSEMENT
In consideration of the premium charged, it is agreed that:

(1)	Sections (1) and (2) of the definition of Claim, as set forth in Subsection 5 of this coverage section, are deleted and replaced with the following:

Claim means:

(1)	when used in reference to the coverage provided by Insuring Clauses 1 or 2:

(a)	a written demand for monetary or non-monetary relief, including injunctive relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading;

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document;

(d)	a criminal proceeding commenced by: (i) an arrest, or (ii) return of an indictment, information or similar document;

(e)	an official request for extradition, including the execution of an arrest warrant where such execution is an element of the request for extradition; or

(f)
an arbitration or mediation proceeding commenced by receipt of a demand for arbitration,demand for mediation or similar document, against an Insured Person for a Wrongful Act, including any appeal therefrom; or

(g)	a civil, criminal, administrative or regulatory investigation or interview of an Insured

Person for a Wrongful Act once such Insured Person is identified in writing by any investigating authority as a target of such investigation or interview, including when such Insured Person is served with a Wells Notice, target letter or similar document;

(2)	when used in reference to the coverage provided by Insuring Clause 3:

(a)	a written demand for monetary or non-monetary relief, including injunctive relief;

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

(b)	a civil proceeding commenced by the service of a complaint or similar pleading;

(c)
a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, but only while such proceeding is also pending against an Insured Person;

(d)	a criminal proceeding commenced by the return of an indictment, information or similar document; or

(e)	an arbitration or mediation proceeding commenced by receipt of a demand for arbitration,demand for mediation or similar document,

against an Organization for a Wrongful Act, including any appeal therefrom; or

(2)	The following is added to the definition ofClaim in Subsection 5., Definitions, of this coverage section:

Claim also means a written request received by an Insured to toll or waive a statute of limitations, relating to a potential Claim or potential Securities Claim as described in paragraph (1) or (2) of the definition of Claim above.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (ERII)

Effective date of
Company: Executive Risk Indemnity Inc.
this endorsement/rider: May 15, 2011
Endorsement No. 17

To be attached to and
form a part of Policy No. *

Issued to: Aeropostale, Inc.

SELLING STOCKHOLDER CAPACITY ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)           Solely with respect to a Securities Claim brought and maintained against both a Selling Insured Person (as defined in paragraph (2) of this endorsement) and at least one other Insured, the definition of Wrongful Act in Subsection 5 Definitions of this coverage section is amended by adding the following:

(c)
any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed,attempted, or allegedly committed or attempted by a Selling Insured Person in his or her capacity as such.

(2)           As used in this endorsement, "Selling Insured Person" means an Insured Person who is, and who is acting in the capacity of, a selling stockholder in the public offering described in the May 13, 2002 S-1 filed with the Securities and Exchange Commission by Aeropostale, Inc. as the same may hereafter be amended from time to time.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

/s/ illegible
Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

PREMIUM BILL

Insured:Aeropostale, Inc.	Date: 07/22/2011

Producer: AMWINS BROKERAGE OF NEW JERSEY
150 MORRISTOWN RD STE108
BERNARDSVILLE, NJ 07924-0000

Company: Federal Insurance Company

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED BELOW.

Policy Number:  *

Policy Period:  May 15, 2011 to May 15, 2012

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE. PLEASE REFER TO 6800-8276

Product	Effective Date	Premium
ELITE EX	05/15/11	*

Surcharge: Property-Liability Insurance Guaranty Association Recoupment - New Jersey	05/15/11	*
* For Kentucky policies, amount displayed includes tax and collection fees.

TOTAL POLICY PREMIUM	$	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

POLICYHOLDER
DISCLOSURE NOTICE OF
TERRORISM INSURANCE COVERAGE
(for policies with no terrorism exclusion or sublimit)
Insuring Company: Federal Insurance Company

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: *.

If you have any questions about this notice, please contact your agent or broker.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

IMPORTANT NOTICE TO POLICYHOLDERS

Insuring Company: Federal Insurance Company

All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1866-588-9478. Additional information may be available from your producer.

Thank you for choosing Chubb.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059 Ci-ii.nam

DECLARATIONS	FEDERAL INSURANCE COMPANY

A stock insurance company, incorporated under the
laws of Indiana, herein called the Company
Capital Center, 251 North Illinois, Suite 1100
Indianapolis, IN 46204-1927

Policy Number: *

NOTICE: THE EXECUTIVE ELITESM DIRECTORS AND OFFICERS LIABILITY POLICY PROVIDES CLAIMS MADE COVERAGE, WHICH APPLIES ONLY TO "CLAIMS" FIRST MADE DURING THE "POLICY PERIOD", OR ANY APPLICABLE EXTENDED REPORTING PERIOD. THE LIMIT OF LIABILITY TO PAY DAMAGES OR SETTLEMENTS WILL BE REDUCED AND MAY BE EXHAUSTED BY "DEFENSE COSTS", AND "DEFENSE COSTS" WILL BE APPLIED AGAINST THE RETENTION AMOUNT. IN NO EVENT WILL THE COMPANY BE LIABLE FOR "DEFENSE COSTS" OR THE AMOUNT OF ANY JUDGMENT OR SETTLEMENT IN EXCESS OF THE APPLICABLE LIMIT OF LIABILITY. READ THE ENTIRE APPLICATION CAREFULLY BEFORE SIGNING.

Item 1	Parent Organization:	Aeropostale, Inc.

	Principal Address:	201 Willowbrook Blvd

Item 2	Policy Period:	From 12:01 A.M. on	May 15, 2011

		To 12:01 A.M. on	May 15, 2012

Local time at the address shown in Item 1.

Item 3	Limit of Liability (inclusive of Defense Costs):

	(A) Each Claim:	*

	(B) Each Policy Period:	*

Item 4	Underlying Insurance:

(A)            Primary Policy.

Insurer	Policy Number	Limits	Policy Period

Executive Risk ndemnity Inc.	*	*	May 15, 2011 To May 15, 2012

(B)           Other Policies

Insurer	Policy Number	Limits	Policy Period

AXIS Insurance Co.	*	*	May 15, 2011 To May 15, 2012

Aspen Specialty Insurance Company	*	*	May 15, 2011 To May 15, 2012

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

Item 5 Extended Reporting Period:

(A) Additional Period:	365 days

(B) Additional Premium:	*

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

FEDERAL INSURANCE CO NY
41/. anli-ta.*Ar" ahl-co#T•-
Secretary
07/22/2011			Date

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

In consideration of payment of the premium and subject to the Declarations and the limitations, conditions, provisions and other terms of this policy, the Company, the Parent Organization and the Insured Persons agree as follows:

I           Insuring Clause

The Company shall pay, on behalf of the Insured Persons, Loss on account of any Claim first made against the Insured Persons during the Policy Period (or, if exercised, during the Extended Reporting Period) for a Wrongful Act of the Insured Person before a during the Policy Period, except to the extent that such Loss is paid by any other insurance.

In no event shall this policy provide coverage to any Organization or entity, including coverage for any loss for which an Organization grants indemnification to an Insured Person.

II         Difference in Conditions and Excess Follow Form Provisions

Any coverage provided by this policy shall include, but not be limited to, coverage for Loss which is not paid because of a Drop Down Event or because Underlying Insurance has been exhausted, as described below:

(1)	Any coverage forLoss provided under this policy because of a Drop Down Event shall:

(a)	be provided pursuant to the terms and conditions of this policy;

(b)	attach at the point where such policy of Underlying Insurance would have attached had a Drop Down Event not occurred;

(c)
subject to Section VII (Limit of Liability), be limited to the extent of the unexhausted portion of the limit of iability of the policy of Underlying Insurance for which this policy is providing coverage pursuant to the Drop Down Event, unless there is no other policy of Underlying Insurance available to provide coverage for such Loss; and

(d)	be without prejudice to the Company's excess position.

(2)	Any coverage for Loss provided under this policy because Underlying Insurance has been exhausted shall follow form to the terms and conditions of the Immediate Underlying Policy; provided that:

(a)	Section I (Insuring Clause) shall remain applicable and shall supersede all insuring clauses in the Immediate Underlying Policy;

(b)	the following provisions of this policy shall remain applicable and shall supersede any equivalent provisions in the Immediate Underlying Policy:

(i)	the definitions ofApplication, Policy Period and Underlying Insurance in Section III (Definitions); and

(ii)
Section VI (Extended Reporting Period), Section VII (Limit of Liability), Section XII

(Acquisition/Creation of Another Organization), Section XIV (Run-Off Quote), Section XVII (Notice), Section XIX (Subrogation), Section )0( (Role of Parent Organization), Section )0(1 (Alteration and Assignment), Section )0(11 (Termination of Policy), Section XXIV (Representations and Severability) and Section )0(VI     (Compliance with Applicable Trade Sanctions); and

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(c)
any defined term used in any Section referred to in (2)(a) or (2)(b) above, other than the defined terms listed in (2)(b)(i) above, shall follow form to any equivalent defined term in the Immediate Underlying Policy.

III        Definitions

When used in this policy:

Application means:

(1)
the signed Application Form, including attachments and other materials submitted therewith or incorporated therein, submitted by the Insured Persons or the Organization to the Company for this policy; and

(2)	if applicable:

(a)	all publicly available documents filed by an Organization with the Securities and Exchange Commission during the twelve (12) months preceding this policys inception date; and

(b)	any warranty provided as a part of, or in addition to, any coverage section or policy of which this policy is a direct or indirect renewal or replacement.

Claim means:

(1)	a written demand for monetary or non-monetary relief;

(2)	a civil proceeding commenced by the service of a complaint or similar pleading;

(3)	formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document;

(4)	a criminal proceeding commenced by the return of an indictment, information or similar document;

(5)	an official request for Extradition, including the execution of an arrest warrant where such execution is an element of the request for Extradition; or

(6)
an arbitration or mediation proceeding commenced by receipt of a demand for arbitration, demand for mediation or similar document, against an Insured Person for a Wrongful Act, including any appeal therefrom;

(7)
a civil, criminal, administrative or regulatory investigation or interview of an Insured Person for a Wrongful Act, once such Insured Person is identified in writing by any governmental or regulatory authority as a person against whom a proceeding described in (2), (3) or (4) above may be commenced, including when such Insured Person is served with a Wells Notice or a target letter; or

(8)
 a subpoena received by an Insured Person in connection with (2), (3), (4) or (7) above or with any equivalent action against an Organization; in which case, the
Company shall pay the Defense Costs incurred by such Insured Person in responding to such subpoena.

Except as may otherwise be provided in Section VI (Extended Reporting Period), paragraph (2) of Section VIII (Reporting and Notice) or Section X (Treatment of Related Claims), a Claim will be deemed to have been first made when such Claim is commenced as set forth in this definition (or, in the case of a written demand, when such demand is first received by an Insured Person).

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries, fees or benefits of Insured Persons or employees of an Organization or monies advanced by any Underlying Insurer) incurred in investigating, defending, opposing or appealing any Claim, and the premium for appeal, attachment or similar bonds.

Domestic Partner means any natural person qualifying as a domestic partner under the provisions of any applicable federal, state or local law or under the provisions of any formal program established by the Organization.

Drop Down Event means when one or more of the Underlying Insurers:

(1)	is financially unable to indemnify an Insured Person for Loss, including where the Underlying Insurer is precluded from indemnifying an Insured Person for Loss because of a receivership;

(2)
denies coverage in writing to an Insured Person for Loss pursuant to the terms and conditions of the Underlying Insurance, including where the Underlying Insurer wrongfully refuses in writing to indemnify an Insured Person for Loss;

(3)
rescinds or voids, or provides to an Insured Person or an Organization written notification of an intent to rescind or void, or files a complaint or initiates any other proceeding seeking to rescind or void, any policy of Underlying Insurance; or

(4)
is unable to pay Loss because a United States bankruptcy court, or any foreign equivalent thereof, has either ruled that such proceeds are subject to an automatic stay, injunction or other order, or that such proceeds are otherwise deemed a part of the debtor's estate in connection with a reorganization or liquidation proceeding commenced against an Organization pursuant to the United States Bankruptcy Code or any foreign equivalent thereof, and an Insured Person or an Organization has requested that the Underlying Insurer seek relief from the automatic stay, injunction or order.

Extradition means any formal process by which an Insured Person located in any country is surrendered to any other country to answer any criminal accusation.

Immediate Underlying Policy means the policy of Underlying Insurance that is immediately underlying this policy in Item 4 of the Declarations.

Insured Person means any natural person who was, now is or shall become:

(1)	a duly elected or appointed director, officer, Manager, trustee, governor, in-house general counsel, comptroller or risk manager of an Organization chartered in the United States of America;

(2)	a holder of a position equivalent to any position described in (1) above in an Organization that is chartered in any jurisdiction other than the United States of America; or

(3)	a holder of a position equivalent to any position described in (1) or (2) above in an Outside Entity, while serving at the specific request or direction of the Organization.

Loss means the amount that an Insured Person becomes legally obligated to pay on account of any Claim for which an Organization (or, if applicable, an Outside Entity) refuses, fails, is financially unable, or is not permitted, to indemnify an Insured Person for any reason, including:

(1)	compensatory damages;

(2)	judgments;

(3)	settlements;

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(4)	pre-judgment and post-judgment interest;

(5)	Defense Costs;

(6)
taxes imposed by law upon an Insured Person in his or her capacity as such in connection with any bankruptcy, receivership, conservatorship or liquidation of an Organization, to the extent such taxes are insurable by law,

(7)
punitive, exemplary or multiplied damages, fines or penalties (including civil penalties assessed against an Insured Person pursuant to 15 U.S.C. §78dd-2(g)(2)(B) (the Foreign Corrupt Practices Act)), if and to the extent that any such damages, fines or penalties are insurable under the law of the jurisdiction most favorable to the insurability of such damages, fines or penalties, provided such jurisdiction has a substantial relationship to the relevant Insured Persons, to the Company, or to the Claim giving rise b such damages, fines or penalties; and

(8)	any amount attributable to violations of Section 11 and 12 of the Securities Act of 1933, as amended, to the extent such amount is insurable under the law pursuant to which this policy is construed.

Loss does not include:

(a)	any costs incurred to comply with any order for injunctive or other non-monetary relief, or to comply with an agreement to provide such relief;

(b)           taxes, other than such taxes described in paragraph (6) of this definition of

Loss; or (c) any amount not insurable under the law pursuant to which this policy is construed.

Manager means any natural person who was, now is or shall become a manager, member of the Board of Managers or equivalent executive of an Organization that is a limited liability company.

Organization means:

(1)	the Parent Organization;

(2)	any Subsidiary;

(3)	any charitable trust, foundation or political action committee controlled or sponsored exclusively by one or more entities described in (1) or (2) above; or

(4)	any entity in (1) or (2) above in its capacity as a debtor in possession under United States bankruptcy law or any foreign equivalent thereof.

Outside Entity means any:

(1)	non-profit entity, community chest, fund or foundation; or

(2)
entity that operates for a profit and has not issued or offered any securities other than securities that are exempt from registration under the Securities Act of 1933, the Securities Exchange Act of 1934, or any foreign equivalent thereof, that is not an Organization.

Parent Organization means the entity designated in Item 1 of the Declarations.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

Policy Period means the period of time specified in Item 2 of the Declarations, subject to termination in accordance with Section )001 (Termination of Policy).

Related Claims means all Claims for Wrongful Acts based upon, aising from or attributable to the same or related facts, circumstances, situations, transactions or events or the same or related series of facts, circumstances, situations, transactions or events.

Subsidiary means any entity while more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of or to appoint directors or Managers, or the foreign equivalent of any directors or Managers, of such entity are owned or controlled by the Parent Organization directly or through one or more entities qualifying as Subsidiaries.

Underlying Insurance means the policy(ies) of insurance set forth in Item 4 of the Declarations and any renewal or replacement of such policy(ies).

Underlying Insurer means the insurer(s) of each respective policy of insurance set forth in Item 4 of the Declarations.

Wrongful Act means:

(1)
any error, misstatement, misleading statement, act, omission, neglect or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person in his or her capacity as an Insured Person; or

(2)	any other matter claimed against an Insured Person by reason of his or her serving in such capacity.

IV       Exclusions

The Company shall not be liable for Loss on account of any Claim:

(1)
based upon, arising from, or attributable to, any fact, circumstance, situation, transaction, event or Wrongful Act that, before the inception date set forth in Item 2 of the Declarations, was the subject of any notice accepted under any policy or coverage section of which this policy is a direct or indirect renewal or replacement;

(2)	brought by the Organization against any Insured Person in the United States or Canada or their territories or possessions, provided such Claim is:

(a)	brought with the approval of the Parent Organization's chief executive officer or chief financial officer and in-house general counsel; and

(b)
not initiated or brought by or on behalf of any securityholder of the Organization (either derivatively or by class action) or any other third party, including any third party whose rights are derived from an Organization's bankruptcy; rovided this Exclusion (2) shall not apply to Defense Costs; or

(3)	based upon, arising from, or attributable to:

(a)
the committing of any deliberately fraudulent act or omission or any knowing and purposeful violation of any statute or regulation by an Insured Person, if a final adjudication in any underlying action establishes such a deliberately fraudulent act or omission or knowing and purposeful violation; or

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(b)
an Insured Person having gained any profit, remuneration or advantage to which such Insured Person was not legally entitled, if a final adjudication in any underlying action establishes such ai unlawful gaining of profit, remuneration or advantage.

With respect to this Exclusion (3):

(i)	the exclusion shall not apply to Defense Costs incurred prior to a final adjudication in any underlying action;

(ii)	a final adjudication in any underlying action, as used in the exclusion, shall not include any declaratoryor equivalent proceeding brought by or against the Company; and

(iii)
no deliberately fraudulent act or omission, knowing and purposeful violation of any statute or regulation or gaining of any unlawful profit, remuneration or advantage by any Insured Person shall be imputed to any other Insured Person for the purpose of applying the exclusion.

V        Spouses, Estates and Legal Representatives

(1)	Subject otherwise to the limitations, conditions, provisions and other terms of this policy, coverage shall extend to Claims for Wrongful Acts of an Insured Person made against:

(a)
the estate, heirs, legal representatives or assigns of such Insured Person if such Insured Person is deceased, or the legal representatives or assigns of such Insured Person if such Insured Person is incompetent, insolvent or bankrupt; or

(b)
the lawful spouse or Domestic Partner of such Insured Person solely by reason of such spouse or Domestic Partner's status as a spouse or Domestic Partner, or such spouse or Domestic Partner's ownership interest in property which the claimant seeks as recovery for an dleged Wrongful Act of such Insured Person.

(2)
All terms and conditions of this policy applicable to Loss incurred by the Insured Persons shall also apply to loss incurred by the estates, heirs, legal representatives, assigns, spouses and Domestic Partners of such Insured Persons. The coverage provided by this Section V, however, shall not apply with respect to any loss arising from an act or omission by an Insured Person's estate, heirs, legal representatives, assigns, spouses or Domestic Partners.

  VI     Extended Reporting Period

(1)	If:

(a)	the Company or the Parent Organization does not renew this policy (other than a cancellation of this policy by the Company for non-payment of premium); or

(b)	the Parent Organization is involved in a merger, consolidation or acquisition described in Section XIII (Acquisition by Another Organization),

the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 5(B) of the Declarations, to an extension of the coverage granted by this policy for Claims that are:

(i)	first made during the period set forth in Item 5(A) of the Declarations (the "Extended Reporting Period",

which such Extended Reporting Period shall become effective on the date of termination or nonrenewal of this policy); and

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059 Ci-ii.nam

(ii)	reported to the Company in accordance with paragraph (1) of Section VIII (Reporting and Notice),

but only to the extent such Claims are for Wrongful Acts committed, attempted, or allegedly committed or attempted, before the earlier of the effective date of termination or nonrenewal, or the date of a merger, consolidation or acquisition described in Section XI II (Acquisition by Another Organization).

(2)
The right to purchase an extension of coverage as described in this Section VI shall lapse unless written notice of election to purchase the extension, together with payment of the additional premium due, is received by the Company within sixty (60) days after the effective date of termination or nonrenewal or merger, consolidation or acquisition.

(3)
Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period, and the entire additional premium for the Extended Reporting Period shall be deemed fully earned at the inception of such Extended Reporting Period.

VII     Limit of Liability

(1)
The Company's maximum liability for all Loss on account of each Claim first made during the Policy Period shall be the Limit of Liability set forth in Item 3(A) of the Declarations. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the Policy Period shall be the Limit of Liability set forth in Item 3(B) of the Declarations.

(2)
Defense Costs are part of, and not in addition to, the Limits of Liability set forth in Item 3 of the Declarations, and the payment by the Company of Defense Costs shall reduce and may exhaust such applicable Limits of Liability.

(3)
The Limit of Liability available during the Extended Reporting Period (if exercised) shall be part of, and not inaddition to, the Company's maximum aggregate Limit of Liability set forth in Item 3(B) of the Declarations.

VIII    Reporting and Notice

(1)
The Insured Persons shall, as a condition precedent to exercising any right to coverage under this policy, give to the Company written notice of any Claim as soon as practicable after the chief executive officer, chief financial officer, in-house general counsel or risk manager of the Organization becomes aware of such Claim.

(2)	If during the Policy Period or the first sixty (60) days of the Extended Reporting Period (if exercised) an Insured Person or Organization:

(a)	becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstances to the Company; or

(b)
receives a written request to toll or waive a statute of limitations applicable to Wrongful Acts committed, attempted, or allegedly committed or attempted, before or during the Policy Period and gives written notice of such request and of such alleged Wrongful Acts to the Company, then any Claim subsequently arising from the circumstances referred to in (2)(a) above, or from the Wrongful Acts referred to in (2)(b) above, shall be deemed to have been first made during the Policy Period in which the written notice described in (2)(a) or (2)(b) above was first given by an Insured Person or Organization to the Company, provided any such subsequent Claim is reported to the Company as set forth in paragraph (1) of this Section VIII. With respect to any such subsequent Claim, no coverage under this policy shall apply to loss incurred prior to the date such subsequent Claim is actually made.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(3)
The Insured Persons shall, as a condition precedent to exercising any right to coverage under this policy, give to the Company such information, assistance and cooperation as the Company may reasonably require, and shall include in any notice under paragraph (1) or (2) of this Section VIII a description of the Claim or circumstance, the nature of any alleged Wrongful Act or circumstance, the nature of the alleged or potential damage, the names of all actual or potential claimants, the names of all actual or potential defendants, and the manner in which such Insured Person first became aware of the Claim or circumstance.

IX       Defense and Settlement

(1)	It shall be the duty of the Insured Persons and not the duty of the Company to defend Claims made against the Insured Persons.

(2)
The Insured Persons agree not to settle or offer to settle any Claim, incur any Defense Costs or otherwise assume any obligation or admit any liability with respect to any Claim, without the Company's prior written consent, which shall not be unreasonably withheld. The Company shall not be liable for any Loss incurred, for any obligation assumed, for any admission made, or for any settlement by, any Insured Person without the Company's prior written consent.

(3)
With respect to any Claim that appears reasonably likely to be covered in whole or in part under tiis policy, the Company shall have the right and shall be given the opportunity to associate effectively with the Insured Persons, and shall be consulted in advance by the Insured Persons, regarding the investigation, defense and settlement of such Claim, including selecting appropriate defense counsel and negotiating any settlement.

(4)
The Insured Persons agree to provide the Company with all information, assistance and cooperation which the Company may reasonably require and agree that in the event of a Claim, the Insured Persons will do nothing to prejudice the Company's position or its potential or actual rights of recovery. However, no Insured Person's failure to comply with any obligation under this Section IX shall be imputed to any other Insured Person for the purpose of determining an Insured Person's compliance with this Section IX.

(5)	With respect to any Defense Costs for which this policy provides coverage, the Company shall, upon request from an Insured Person, advance Defense Costs on a current basis.

X        Treatment of Related Claims

All Related Claims shall be treated as a single Claim first made on the date the earliest of such Related Claims was first made, or on the date the earliest of such Related Claims is treated as having been made in accordance with paragraph (2) of Section VIII (Reporting and Notice), regardless of whether such date is before or during the Policy Period.

XI       Other Insurance

(1)
If any Loss under this policy is insured under any other valid and collectible insurance policy (other than a policy that is issued specifically as excess of the insurance afforded by this policy), including Underlying Insurance, this policy shall be excess of and shall not contribute with any such other insurance, regardless of whether such other insurance is stated to be primary, contributing, excess, contingent or otherwise, and the premium for this policy has been calculated accordingly.

(2)
Without limiting paragraph (1) of this Section XI, this policy is specifically excess of and shall not contribute with any insurance policy: (a) which is maintained by an Outside Entity and available to an Insured Person; or (b) for bodily injury or property damage, including any general liability policy or any liability policy providing coverage for environmental liability.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(3)	Nothing in this Section XI shall be construed to preclude this policy from responding to a Drop Down Event in accordance with the terms and conditions of this policy.

XII    Acquisition/Creation of Another Organization

(1)	If before or during the Policy Period an Organization:

(a)	acquires securities or voting rights in another entity or creates another entity, which as a result of such acquisition or creation becomes a Subsidiary; or
(b)	acquires another entity by merger into or consolidation with an Organization such that the Organization is the surviving entity,

any individuals of such other entity holding positions equivalent to those positions set forth in the definition of Insured Person in Section III (Definitions) shall be deemed Insured Persons under this policy, but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation, unless the Company agrees, after presentation of a complete application and all other appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted, by such Insured Persons before such acquisition or creation.

(2)
If the total assets of any such acquired entity or new Subsidiary described in paragraph (1)(a) or (1)(b) above exceed ten percent (10%) (or the highest percentage amount set forth in any similar Changes in Exposure or Acquisition/Creation of Another Organization provision of any policy of Underlying Insurance, if such percentage amount is greater) of the total assets of the Parent Organization (as reflected in the most recent audited consolidated financial statements of such entity and the Parent Organization, respectively, as of the date of such acquisition or creation), the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such acquisition or creation, together with such other information as the Company may require, and shall pay any reasonable addiional premium required by the Company.

(3)
If the Parent Organization fails to give such notice within the time specified in the paragraph (2) of this Section XII or fails to pay the additional premium required by the Company, coverage for such Insured Persons of such acquired or created entity shall terminate with respect to Claims first made more than sixty (60) days after such acquisition or creation. Any coverage that may be provided under this policy to the Insured Persons of such acquired or created entity shall be subject to such additional or different terms, conditions and limitations of coverage as the Company in its sole discretion may require.

  XIII Acquisition by Another Organization

(1)	If:

(a)	the Parent Organization merges into or consolidates with another entity and the Parent Organization is not the surviving entity; or

(b)
another entity or person, or group of entities and/or persons acting in concert, acquires securities or voting rights which result in ownership or voting control by the other entity(ies) or person(s) of more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for the election of or to appoint directors or Managers of the Parent Organization, coverage under this policy shall continue until termination of this policy, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by the Insured Persons before such merger, consolidation or acquisition.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

(2)	Upon the occurrence of any event described in paragraph (1)(a) or (1)(b) of this Section XIII, the entire premium for this policy shall be deemed fully earned.

XIV   Run-Off Quote

(1)
Notwithstanding any extension of coverage that may otherwise be provided pursuant to Section VI (Extended Reporting Period), in the event the Parent Organization is involved in a merger, consolidation or acquisition described in Section XIII (Acquisition by Another Organization) and provides notice of such merger, consolidation or acquisition within thirty (30) days of such merger, consolidation or acquisition, together with such other information as the Company may require, the Company shall provide b the Parent Organization a quote for an extension of coverage (the "Run-Off Quote"), for such period as may be negotiated between the Company and the Parent Organization, with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by the Insured Persons before such merger, consolidation or acquisition.

(2)
Any coverage extension offered pursuant to the Run-Off Quote shall be subject to any additional or different terms, conditions and limitations of coverage and payment of such additional premium as the Company in its sole discretion may require.

(3)
Should the Parent Organization accept the Run-Off Quote, any extension of coverage provided pursuant to the Run-Off Quote shall replace any extension of coverage that You'd otherwise be available to the Parent Organization and the Insured Persons pursuant to Section VI (Extended Reporting Period).

XV     Cessation of Subsidiary

In the event an entity ceases to be a Subsidiary before or during the Policy Period, coverage with respect to any Insured Persons of such Subsidiary shall continue until termination of this policy, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted while such entity was a Subsidiary.

XVI    Territory

This policy shall apply to Loss on account of a Claim made against the Insured Persons anywhere in the world.

XVII  Notice

Notice to the Company of a Claim, or of circumstances which could give rise to a Claim, shall be given in writing addressed to:

Chubb Group of Insurance Companies
15 Mountain View Road
Warren, New Jersey 07059
Attn: Claims Department

All other notices to the Company shall be given in writing addressed to:

Chubb Group of Insurance Companies
15 Mountain View Road
Warren, New Jersey 07059
Attn: CSI Underwriting

Any such notice shall be effective on the date of receipt by the Company at such address.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

XVIII Valuation and Foreign Currency

All premiums, limits, retentions, loss and other amounts under this policy are expressed and payable in the currency of the United States of America. Except as otherwise provided in this policy, if a judgment is rendered, a settlement is denominated or any element of loss under this policy is stated in a currency other than United States of America dollars, payment under this policy shall be made in United States of America dollars at the rate of exchange published in The Wall Street Journal on the date the judgment becomes final, the amount of the settlement is agreed upon or the element of loss is due, respectively.

XIX   Subrogation

In the event of any payment of Loss under this policy, be Company shall be subrogated to the extent of such payment of Loss to all of the Insured Persons' rights of recovery, including any such right to indemnification from any Organization or other source. As a condition precedent to the Company's payment of any Loss under this policy, the Insured Persons agree to execute all papers reasonably required and take all reasonable actions to secure and preserve the Company's rights, including the execution of such documents necessary to enable the Company effectively to bring suit or otherwise pursue subrogation rights h the name of the Insured Persons, including any action against any Organization for indemnification or any insurer for failure to pay any indemnity due and owing to the Insured Persons.

This policy has been issued to the Parent Organization with the understanding and agreement that each Organization agrees to fulfill its indemnification obligations, if any, to the Insured Persons, and if the Company pays, as Loss, any indemnification owed to any Insured Person by any Organization, the Company does not waive or compromise any of its rights to recover such Loss from such Organization.

)0C    Role of Parent Organization

By acceptance of this policy, the Parent Organization agrees that it shall be considered the sole agent of, and shall act on behalf of, each Insured Person with respect to: (a) the payment of premiums and the receiving of any return premiums that may become due under this policy; (b) the negotiation, agreement to and acceptance of endorsements; and (c) the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for an Extended Reporting Period as provided in Section VI (Extended Reporting Period) or the giving of notice of Claim, circumstances or written notice as provided in Section VIII (Reporting and Notice)). Each Insured Person agrees that the Parent Organization shall act on its behalf with respect to all such matters.

XXI   Alteration and Assignment

No change in, modification of, or assignment of interest under, this policy shall be effective except when made by written endorsement to this policy which is signed by an authorized employee of Chubb & Son, a division of Federal Insurance Company.

)0C11 Termination of Policy

This policy shall terminate at the earliest of the following times:

(1)	twenty (20) days after receipt by the Parent Organization of written notice of termination from the Company for non-payment of premium; or

(2)	upon expiration of the Policy Period as set forth in Item 2 of the Declarations.

Chubb Group of Insurance Companies	Executive Elite"

15 Mountain View Road	Directors and Officers Liability Insurance
Warren, New Jersey 07059

)0C111 Bankruptcy

(1)	Bankruptcy or insolvency of any Organization shall not relieve the Company of its obligations nor deprive the Company of its rights or defenses under this policy.

(2)
In the event a liquidation or reorganization proceeding is commenced by or against an Organization pursuant to the United Sates Bankruptcy Code, as amended, any similar law or any foreign equivalent thereof, the Organization and the Insured Persons hereby: (a) waive and release their rights to any automatic stay or injunction which may apply in such proceeding to this policy or its proceeds under such Bankruptcy Code, similar law or foreign equivalent thereof, to the extent such waiver or release is allowable by such Bankruptcy Code, similar law or foreign equivalent thereof; and (b) agree not to oppose or object to any efforts by the Company, the Organization or an Insured Person to obtain relief from any such stay or injunction.

XXIV Representations and Severability

(1)
The Insured Persons acknowledge and agree that the Company, in issuing this policy, has relied on the Application as the basis for this policy and such Application is deemed incorporated into this policy.

(2)
With respect to any misrepresentations contained in the Application, no knowledge possessed by an Insured Person shall be imputed to any other Insured Person for the purpose of determining the availability of coverage with respect to any Claim made against such other Insured Person.

(3)	The Company shall not be entitled under any circumstances to void or rescind this policy.

XXV Headings

The descriptions in the headings and sub-headings of this policy are solely for convenience and form no part of the terms and conditions of coverage.

XXVI Compliance with Applicable Trade Sanction Laws

This insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the Company from providing insurance.

ENDORSEMENT/RIDER

Effective date of	Federal Insurance Company

this endorsement/rider: May 15, 2011	Endorsement/Rider No. 1

To be attached to and

Issued to: Aeropostale, Inc.

AMEND ITEM 4 ENDORSEMENT

In consideration of the premium charged, it is agreed that Item 4 of the Declarations of this policy is amended to read in its entirety as follows:

Item 4. Underlying Insurance:

(A)            Primary Policy.

Insurer	Policy Number	Limits	Policy Period

Executive Risk	*	*	May 15, 2011 to

Indemnity Inc.			May 15, 2012

(B)           Other Policies

Insurer	Policy Number	Limits	Policy Period

AXIS Insurance Company	*	*	May 15, 2011 to

Aspen Specialty	*	*	May 15, 2012

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

ENDORSEMENT/RIDER

Effective date of this endorsement/rider: May 15, 2011	Federal Insurance Company

Endorsement/Rider No. 2

To be attached to and

Issued to: Aeropostale, Inc.

NEW JERSEY AMENDATORY ENDORSEMENT

In consideration of the premium charged, it is agreed that:

1.	Subparagraph (1)(a) of Section VI Extended Reporting Period is amended by deleting the parenthetical"(other than a cancellation of this policy by the Company for non-payment of premium)".

2.	Subparagraph (1)(a) of Section VI Extended Reporting Period is amended to add the following at the end\thereof:

If money is owed to the Company under this policy, then an Extended Reporting Period will not become effective until all amounts due under this policy are paid and the premium for the Extended Reporting Period is paid when due. Any premium paid for the Extended Reporting Period will be applied first to amounts owed under this policy.

3.	Section )0(11 Termination of Policy (1) is amended by adding the following before the word "or' at the end of such paragraph (1):

; provided that such notice of termination by the Company will be delivered or mailed by first class mail (if the Company retains a date stamped proof of mailing from the post office showing the addressee) or certified mail to the Parent Organization at its last address known to the Company;

4.	Section )0(11 Termination of Policy (2) is amended to add the following at the end of such paragraph (2):

; provided that if the Company does not renew this policy it will deliver or mail, by first class mail (if the Company retains a date stamped proof of mailing from the post office showing the addressee) or certified mail, between thirty (30) and one hundred twenty (120) days advance written notice of non-renewal to the Parent Organization at its last known address. Such non-renewal will be based on underwriting guidelines that are not arbitrary, capricious or unfairly discriminatory and the notice of non-renewal will state the reason(s) for non-renewal. If the Company does not provide the notice within the time period specified in this paragraph, this policy will be extended until such notice is provided, with such extension conditioned upon the payment of premium calculated by pro-rating the premium for the expiring Policy Period.

5.	Section)0(11 Termination of Policy is amended to add the following at the end of such section:

Any notice of termination or non-renewal by the Company will contain a provision in bold type stating that the Parent Organization may file a written complaint on the decision to terminate or non-renew this policy with the New Jersey Department of Insurance. The Department's address will be included and the Parent Organization will be advised to immediately contact the Insurance Department in the event it wishes to file a complaint.

The Company has no obligation to send notice of termination or non-renewal if the Parent Organization has:

(i)            replaced coverage elsewhere; or

(ii)           specifically requested termination.

The Company may increase premium or change the terms and conditions of this policy upon renewal by delivering or mailing written notice of such changes to the Parent Organization between thirty (30) and one hundred and twenty (120) days before the premium due date. Such notice will state the effect of nonpayment of the premium by the due date.

The Policy will be deemed to have been amended to the extent necessary to effect the purposes of this Amendatory Endorsement.

The regulatory requirements set forth in this Amendatory Endorsement shall supersede and take precedence over any provisions of the Policy or any endorsement to the Policy, whenever added, that are inconsistent with or contrary to the provisions of this Amendatory Endorsement, unless such Policy or endorsement provisions comply with the applicable insurance laws of the state of New Jersey.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

ENDORSEMENT/RIDER

Effective date of this endorsement/rider: May 15, 2011	Federal Insurance Company

Endorsement/Rider No. 3

To be attached to and

Issued to: Aeropostale, Inc.

PENDING OR PRIOR LITIGATION OR MATTERS ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)
In the event this policy provides coverage for any reason, other than becauseUnderlying Insurance has been exhausted, such coverage shall follow form to the pending or prior litigation or matters provisions of:

(a)	the policy of Underlying Insurance for which this policy is required to drop down and provide coverage in lieu thereof; or

(b)	the Primary Policy, in the event there is no policy of Underlying Insurance for which this policy is required to drop down and provide coverage in lieu thereof,

(2)
In the event this policy provides coverage becauseUnderlying Insurance has been exhausted, such coverage shall follow form to the pending or prior litigation or matters provisions of the Immediate Underlying Policy subject to the following Pending or Prior Litigation or Matters Date May 15, 2004.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

ENDORSEMENT/RIDER

Effective date of this endorsement/rider: May 15, 2011	Federal Insurance Company

Endorsement/Rider No. 4

To be attached to and

Issued to: Aeropostale, Inc.

EXECUTIVE ELITE COVERAGE ENHANCEMENTS ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)      DELETE ORGANIZATION VS. INSURED PERSON EXCLUSION

Exclusion (2) of Section IV, Exclusions, is deleted.

(2)      AMEND APPLICATION DEFINITION

If the Insured has not provided a warranty as part of the Application within three years of the inception date of this policy, as set forth in Item 2 of the Declarations, then Paragraph (2)(b) of the definition of Application in Section III, Definitions of this policy shall be deleted.

(3)      AMEND CLAIM DEFINITION

Paragraph (7) of the definition of Claim is deleted and replaced with the following:

(7)
a civil, criminal, administrative or regulatory investigation or interview of an Insured Person for aWrongful Act, once such Insured Person is identified in writing by any governmental or regulatory authority as a target of such investigation or interview, including when such Insured Person is served with a Wells Notice; or

(4)       AMEND INSURED PERSON (ODL) DEFINITION

Paragraph (3) of the definition of Insured Person in Section III, Definitions is deleted and replaced with the following:

(3)	a holder of a position equivalent to any position described in (1) or (2) above in an Outside Entity, while serving with the knowledge and consent or at the request of, the Organization.

(5)      EXPAND SUBSIDIARY DEFINITION

The definition of Subsidiary in Section III, Definitions, is deleted and replaced with the following:

Subsidiary means:

(a)
any entity while more than fifty percent (50%) of the outstanding securities or voting rightsrepresenting the present right to vote for election of or to appoint directors or Managers, or the foreign equivalent of any directors or Managers, of such entity are owned or controlled by the Parent Organization directly or through one or more entities qualifying as Subsidiaries; or

(b)
any entity while theParent Organization has the right, pursuant to either written contract or theby-laws, charter, operating agreement or similar documents of an Organization, to elect, appoint or designate a majority of: the Board of Directors of a corporation; the management committee of a joint venture; or the management board of a limited liability company.

(6)       FIDUCIARY WRONGFUL ACTS EXTENSION

The definition of Wrongful Act in Section III, Definitions, is amended to also mean any actual or alleged error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted or allegedly committed or attempted by any Insured Person, in his or her capacity as a fiduciary of any employee benefit plan or program sponsored by any Organization solely for the benefit of the employees of an Organization, or any matter claimed against such Insured Person solely by reason of his or her status as such.

(7)       ADDITIONAL LIMIT OF LIABILITY FOR INDEPENDENT DIRECTORS

Section VII, Limit of Liability, of this policy is amended by adding the following paragraph to the end of such Section VII:

(4)
Solely with respect to anyClaims made against Independent Directors for which coverage is provided under Section I, Insuring Clause, of this policy, the Company shall provide a * Limit of Liability, which amount shall be separate and in addition to the Limits of Liability set forth in Item 3(B) of the Declarations (the "Additional Limit of Liability for Independent Directors").

(5)
The Additional Limit of Liability for Independent Directors shall be excess of any valid insurancethat is specifically excess to this policy and such excess insurance must be completely exhausted by payment of loss, damages or defense costs thereunder before the Company shall have any obligation to make any payment on account of the Additional Limit of Liability for Independent Directors.

(6)
Solely for the purposes of this Section VII, "Independent Director" means any natural person, whowas, now is or shall become a duly elected or appointed director of an Organization chartered in the United States of America, or a holder of an equivalent position in an Organization that is chartered in any jurisdiction other than the United States of America, who is not and has never been an officer or employee of any such Organization.

(8)      AMEND REPORTING AND NOTICE

Section VIII, Reporting and Notice, is amended as follows:

(a)	Paragraph (1) of Section VIII is deleted and replaced with the following:

(1)
TheInsured Persons shall, as a condition precedent to exercising any right to coverage under this policy, give to the Company written notice of any Claim as soon as practicable after the in-house general counsel or risk manager of the Parent Organization becomes aware of such Claim.

(b)	The lead-in to Paragraph (2) of Section VIII, Reporting and Notice, is deleted and replaced withthe following:

(2)	If during thePolicy Period or the Extended Reporting Period (if exercised) an Insured Person or Organization:

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

(9)       INCREASE ACQUISITION THRESHOLD

The reference to "ten percent (10%)" in Paragraph (2) Section XII, Acquisition/Creation of Another Organization, is deleted and replaced with "twenty-five percent (25%)".

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Policy shall remain unchanged.

Authorized Representative

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")
55 Water Street, New York, NY 10041
'Poll-free number: 1-800-677-9163

EMPLOYMENT PRACTICES LIABILITY POLICY
DECLARATIONS

THIS POLICY PROVIDES CLAIMS MADE AND REPORTED COVERAGE. THE COVERAGE IS PROVIDED ON A DEFENSE WITHIN THE LIMITS BASIS. COSTS INCURRED BY THE INSURER IN DEFENDING CLAIMS WILL REDUCE THE LIMITS OF LIABILITY. VARIOUS PROVISIONS IN THIS POLICY RESTRICT COVERAGE. READ THE ENTIRE POLICY CAREFULLY TO DETERMINE RIGHTS, DUTIES AND WHAT IS AND IS NOT COVERED.

Policy No:	*
Renewal 00	*

Item I.	PARENT ORGANIZATION:	AEROPOSTAI INC.
	ADDRESS:	201 WILLOWBROOK: B .VD
WAYNE, NJ 07470

Item II.	POLICY PERIOD:	INCE:MON DATE :	May 15, 2011
		EXPIRATION DATE:.	May 15, 2012
12:01 A.M.,local time at the address of the Parent Organization as stated above.

Item III.	LIMIT OF LIABILITY:	*
	Maximum aggregate Limit of	for all Claims made per Policy Period and the Extended
Reporting Period, if appht. ible under all Section 1. Insuring Agreements, including Defense Costs

Item IV.	RETENTION:	*
	Bach Claim:	* (Retention is inclusive of Defense Costs)

Item V.	THIRD PARTY COVERAGE ELECTED
Third Party Claim Coverage Elected:
	Sublimit of Liability:	*
	Retention:	*

Item VI.	EXTENDED REPORTING PERIOD:
Extended Reporting Period ( If Purchased)
	Additional Premium:	*
	B. Duration:	One Year

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Item VII.	COINSURANCE PERCENT:

Item VIII.	PENDING Olt Plki()R DA 1E:

	A. Section I. Insuring Agreement A.:	August I, 1998
	B. Section I. Insuring Agreement B.:	August 1, 1998 ( if elected)

Item IX.	CONTINUITY DATE:	Mar 15, 2005

Item X.	Notice and reporting :

	Notice of Claims and Potential Claims:	All other notices to be sent to:

	Attn: Specialty Casualty Claims	Attn: Employment Practices Liability
	Liberty International Underwriters	Dept.. -liberty International Underwriters
	55 Water Street, 15 floor	55 Water Street, 18th floor
	New York, NY 10041	New York, NY 10041
Facsimile: 212-208-4290 LILIEPI-
ClainisReporting(q)libertynt.com

Item X.I.	END(.)RSEMEN'TS FOR.MING PART' OF T S PoLIC1 l ISSC AlANCE:		1 5

Item XII.	SURCHARGES:
	NJ Property-Liability Insurance Guaranty Association Surcharge:		5675

This Declarations page, together with the Application, the attached Employment Practices liability Policy Form, and all endorSements thereto, shall constitute the contract between the Insurer and the Parent Organization. This Policy is valid only if signed below by a duly authorized representative of the insurer.

/s/ Susan Klein
Authorized Representative	Date

/s/ Daniel C. Cohen President	/s/ Dexter R. Legg Secretary

LIBERTY INSURANCE UNDERWRITERS INC.

(A Stock Insurance Company, hereinafter the "Insurer")
55 Water Street, New York, NY 10041
Toll-free number: 1-800-677-9163

EMPLOYMENT PRACTICES LIABILITY POLICY

(NOTICE: Words and anal phrases in bold, other than the headings, have a specific meaning and are defined in Section III below.)

THIS POLICY PROVIDES CLAIMS MADE AND REPORTED COVERAGE. THE COVERAGE IS PROVIDED ON A DEFENSE WITHIN LIMITS BASIS. COSTS INCURRED BY THE INSURER IN DEFENDING CLAIMS WILL REDUCE THE LIMITS OF LIABILITY. VARIOUS PROVISIONS IN THIS POLICY RESTRICT COVERAGE. READ THE ENTIRE POLICY CAREFULLY TO DETERMINE RIGHTS, DUTIES AND WHAT IS AND IS NOT COVERED.

In reliance upon the truthfulneSs And Accuracy of the statements made in the Application, which is attached and made a part of this Policy, and in consideration of, and subject to, the payment of premium when clue, he Parent Organization agreeing to pay the Retention specified in Item IV. of the Declarations or Item V., it applicable and subject to the terms, conditions, and exclusions of this Policy, the Insurer and the Insureds agree as follows:

I. INSURING AGREEMENTS

The Insurer will pay on behalf of the Insureds all Loss which they shall become legally obligated to pay as a result of a Claim first made against an Insured for a Wrongful Act raking place before or during the Policy Period, and reported to the Insurer during the Policy Period, or Extended Reporting Period (if applicable), pursuant to Section VI. of this Policy

B. Third Party Liability (Elective)

If Third Party Liability coverage is elected and is indicated in Item V. of the Declarations, the Insurer will pay on behalf of the Insureds all Loss that, the Insureds shall become legally obligated to pay as a result of a Third Party Claim first made against the Insured for a Third Party Wrongful Act taking place before or during the Policy Period, and reported to the Insurer during the Policy Period or Extended Reporting Period, (if applicable) pursuant to Section VI. of this Policy.

IL COVERAGE EXTENSIONS

A.    Spousal/Domestic Partner Liability

Under this subsection, the term "spouse" shall include any person recognized by atay applicable federal, state, local or foreign law as having the same rights as a lawful spouse.

Employment Practices Liability Policy

If a Claim againstInsured Person includes a claim against the Insured Person's lawful spouse soidy because of:

1.	such spouse's status as spouse of the Insured Person; or

2,
such spouse's ownership interest in property that the claimant seeks as recovery for alleged Wrongful Acts or, if Third Party Liability' coverage is purchased, Third Party Wrongful Acts of the Insured Person;

then all Loss that such spouse becomes legally obligated to pay on account of such Claim shall be treated as Loss that the Insured Person becomes legally obligated to pay on account of the Claim made against the Insured Person, only if and to the extent such Loss would be covered if incurred by the Insured Person. This coverage extension does not apply to any Claim alleging a Wrongful Act or omission by the Insured Person's spouse.

B.    Estates and Legal Representatives

In the event of the death, incapacity, or bankruptcy of an Insured Person, any Claim made against the estate, legal representatives, heirs, or the assigns of such Insured Person for a Wrongful Act or, if Third Party Liability coverage is elected, Third Party Wrongful Acts by such Insured Person, shall be deemed to be a Claim against such Insured Person.

C.    Extended Reporting Period

If the Insurer or the Parent Organization fails or refuses to renew this Policy or if the Parent Organization cancels this Policy, any Insured shall have the right to an extension of the coverage granted by this Policy for the duration of time set forth in Item 'VLB. of the Declarations following the effective date of such cancellation or non-renewal. Such extension of coverage shall apply solely with respect to Wrongful Acts and, if Third Party Liability coverage is elected, Third Party Wrongful Acts taking place before the effective date of such cancellation or non-renewal and otherwise subject to coverage under this Policy. •A written request for this extension, together with payment of the Extended Reporting Period Premium set forth in Item VI. 1. of the Declarations, must be Made within 30 days after the effective date of cancellation or non-renewal of the Policy. Such Extended Reporting Period Premium shall be deemed fully earned as of such date. This extension shall not apply if this Policy is terminated by the Insurer for failure to pay any premium when due.

The extension of coverage for the Extended Reporting Period shall not in any way increase the Limit of Liability set forth in item Ill, of the Declarations.

D.    Punitive Damages Coverage

Loss shall include Punitive Damages to the extent such damages are insurable under the laws of any state or jurisdiction which has a substantial relationship to the Insured(s), the Insurer, this Policy or the Claim, provided that such jurisdiction is:

1.	where the Punitive Damages were awarded or imposed;

2.	where die Wrongful Act, or if Third Party Liability coverage is elected, Third Party Wrongful Act underlying the Claim took place;

3.	where either the.Insurer or any Insured is incorporated, has its principal place of business or resides; or

where this Policy was issued or became effective.

If the Insured determines in good faith that Punitive Damages in a Claim are insurable, the Insurer shall not challenge such determination unless required to do so as a matter of public policy.

Employment Practices Liability Policy

III. DEFINITIONS

A.
"Application" means the written application for this Policy and all attachments and materials submitted in connection with or incorporated in the written application. The Application shall be deemed attached and incorporated into this Policy.

B.	"Claim" means:

a written demand against an Insured for monetary or non-monetary relief (including any request to toll or waive any statute of limitations);

civil proceeding against an Insured for monetary or non-monetary relief which is commenced by the service of a complaint, or similar pleading;

an arbitration or other alternative dispute resolution proceeding commenced by the Insured's receipt: of a written request or demand for such proceeding;

4.	a formal administrative or regulatory proceeding, including without limitation any proceeding by or before the Office of Federal Contract Compliance Program, the Equal Employment Opportunity Commission, commenced by the Insured's receipt of a notice of charges, or any other similar federal, state or local governmental authority located anywhere in the world;

against any insured fear Wrongful Acts or, if Third Party :Liability coverage is elected, Third Party Wrongful Acts, including any appeal from there.

Claim shall not mean any labor or grievance proceeding or arbitration that. is subject to a collective bargaining agreement.

C.
"Defense Costs" means such reasonable and necessary, charges, fees, (including but not limited to attorneys' fees and experts' fees) and expenses incurred in defending or investigating a Claim, including the costs of mediation, arbitration, or other alternative dispute resolution, and the premium for an appeal, attachment or similar bonds. Defense Costs Ate included Within , and are not in addition to the applicable Limit of Liability set .forth at Item III. of the Declarations. The salary or other compensation of any Insured, Employee or Executive Officer are not Defense Costs.

D.
"Employee" means any past, present, or future employee whose labor or service is directed and controlled by the Insured Organization in the ordinary course of business, including part-time, seasonal, volunteer, interns, prospective and temporary employees as \Nell its individual employed in a supervisory or managerial position. An individual who is leased to the Insured Organization shall be an :Employee, but only while acting Within the scope of their employment for the Insured Organization. Employee also means any independent contractor who is alleging status as an. employee of the Insured Organization. Independent contractor organizations are not Employees. Employees of Independent contractors are also not Employees, except: for temporary or leased personnel retained by an Insured, or persons claiming to be Employees, or persons determined to be joint Employees retained by an Insured.

E.
"Executive Officer" means the Chairperson, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Director of Human Resources, Director of Risk Management, or in house General Counsel of the Insured Organization, or the Insured Organization's functional equivalent for any such tide.

"Insurer" means the insurer shown in the Declarations.

G.	"Insured(s)" means the Insured Organization and Insured Persons.

H.	"Insured Person(s)" means a natural persons who has been, now is, or shall become:

Employment Practices Liability Policy

Duly elected or appointed directors or officers of the Insured Organization or with respect to a Subsidiary incorporated outside the United States, its functional equivalent;

An Employee of the Insured Organization.

"Insured Organization" means collectively, the Parent Organization and any Subsidiary, including any such entity operating as a debtor-in-possession.

"Interrelated \Wrongful Acts" means Wrongful Acts that are the same, related or continuous, or Wrongful Acts that arise out of, it common nexus of Ant' fact, circumstance, situation, event, transaction, cause or series of causally connected facts, circumstances, situations, events, transactions, or causes.

"Loss" means the total amount which the Insureds become legally obligated to pay on account of each Claim, for damages (including front pay and luck pa)), judgments, settlements, pre- and post-judgment interest and Defense Costs for which an insured becomes legally obligated to pay on account of any Claim for a Wrongful Act, or if 'Third Parry Liability coverage is elected, Third Party Wrongful Acts, subject to where coverage applies. Loss also includes liquidated damages awarded under the Age Discrimination in Employment Act @ADEN, Equal Pay Act (EPA), Family Medical Leave Act (FMLA), and Punitive Damages pursuant to subsection II.D.

Loss shall nor include:

1.	Civil or criminal fines or penalties imposed by law;

2.	I :es;

Any amount for which the insureds are not financially liable or legally obligated to pay;

4.	Employment-related benefits, stock options, perquisites, deferred compensation or any other type of compensation other than salary, wages or bonus compensation;

5.	Ant amount which is based upon, arising from, or in consequence of employment reinstatement of the claimant by the Insureds or the continued employment of the claimant;

6.
Any amount: which constitutes frontpia-, future damages or other future economic relief or equivalent thereof, if the Insureds has the option pursuant to a judgment or other final adjudication but fails to reinstate the claimant as an Employee;

Amounts uninsurable under the law pursuant TO which this Policy is construed; or

8.	Any amount which constitutes severance payments or which is 'payable pursuant to any severance, , benefit agreement, practice, or employment related policy.

"Parent Organization" means the company designated in Item I. of the Declarations.

M.
"Policy Period" means the period from the inception date set forth in Item IL of the Declarations to the expiration date set forth in Item IL of the Declarations, or its earlier termination pursuant to Section

N.	"Punitive Damages" means punitive or exemplary damages or the multiple portions of multiplied damages.

O.	"Retaliation"means any retaliatory treatment by an Insured relating to or alleged to be in response to any of the following actual, threatened or attempted activities:

1.
The disclosure by an Employee to a superior or to any governmental agency of any act by an Insured which act is alleged to be a violation of any federal, state, local or foreign law, common or statutory, or any rule or regulation promulgated thereunder;

Employment Practices Liability Policy

2.	The exercise by anEmployee of any right that such Employee has under law; or

The tiling by an Employee of any claim under the Federal False Claims Act or any similar federal, state, local or foreign "whistle-blower" law.

P.
"Subsidiary" means any entity in which more than fifty percent. (50V, of the outstanding securities or voting rights representing the present right to vote for election of directors or equivalent positions are owned, in any combination, by one or more Insured Organizations.

Q.	"Third Party" means any natural person who is a customer, vendor, service provider or other business invitee of the Insured Organization. Third Party shall not include any Employee.

R.	"Third Party Claim"means any Claim by or on behalf of a Third Party rhat alleges a Third Party Wrongful Act.

"Third Party Wrongful Act" means:

Discrimination or harassment against a Third Party, based upon age, gender, race, color, national origin, religion, creed, marital status, sexual orientation or preference, gender identity or expression, genetic make up testing, pregnancy, HIV or other health status, disability, or other protected status under federal, state or local law.

"Wrongful Act" means one or -lore of the following by an Insured in their capacity as such:

1.	Wrongful Termination of an Employee;

2.	Retaliation by an Insured(s) against an Employee;

3.	Employment related misrepresentation against an Employee or an applicant for employment with an Insured Organization;

4.	Employment related libel, slander, false arrest, humiliation, negligent infliction of emotional distress, defamation or. invasion of privacy against an Employee;

5.
Wrongful failure to employ or promote, wrongful discipline, wrongful deprivation of career opportunity, wrongful demotion or adverse change in terms, conditions or status of employment; wrongful failure to grant tenure, negligent hiring or supervision, negligent training, negligent evaluation or retention, wrongful reference, wrongful failure to provide or enforce corporate policies and procedures related to employment;

6.	Employment related sexual or other workplace harassment, including quid pro quo, and hostile work environment;

7.
Employment discrimination, including discrimination based upon age, gender, race, color, national origin, religion, creed, marital status, sexual orientation, or preference, gender identity or expression, genetic makeup, or refusal to submit to genetic testing, pregnancy, disability, HIV or other health status, Vietnam Era Veteran or other military status, or other protected status established under federal, stare or local law;

8.	Violation of the Family Medical Leave Act (FMLA);

q.	Violation of an individual's civil rights relating to any of the above.

"Wrongful Termination" means termination (either actual or constructive) of an employment relationship in a manner which is wrongful or against the law, including breach of an implied agreement.

Employment Practices Liability Policy

IV. EXCLUSIONS

A	The Insurer shall not be liable to make any payment for Loss in connection with any Claim against an Insured:

1.
for bodily injury, sickness, disease, death of any person, or for damage to, destruction of, or loss of use of any tangible property; however, this exclusion shall not apply to emotional distress, mental anguish, or humiliation;

2.
based upon, arising from, or in am way related to any fact, circumstance, or situation which has been the subject of any written notice under any insurance policy of which this Policy is a renewal or replacement or under any other policy.

based upon, arising from, or attributable to any demand, suit, or other proceeding pending against any Insured on or prior to the applicable Prior Litigation Date set forth in item VIII. of the Declarations, or any fact, circumstance or situation underlying or alleged therein;

4.	based upon, arising from, or attributable to any alleged 'violation of the responsibilities, obligations, Or duties imposed by law;

a)
any stare, federal or local law governing workers' compensation, unemployment insurance, social security, disability benefits or similar law; the -Employee Retirement Income Security Act of 1974 (except Section 510 thereof); the Occupational Safety and Health Act; the Federal False Claims Act; the Fair Labor Standards Act (except the Equal Pay Ad) any other similar state or local law concerning wage and hour practices, including but not limited to any Claim for overtime, off-the-clock work, failure to provide rest or meal periods, failure to reimburse expenses, improper classification of employees as exempt or non-exempt, failure to timely pay wages, conversion, unjust enrichment or unfair business practices; provided, however, that this shall not apply to a Claim by an Employee for Retaliation based upon the actual or alleged exercise by an Employee of any rights by reason of the foregoing statues, rules or regulations.

b)
the Consolidated Omnibus Budget Reconciliation Act of 1985; the Racketeer Influenced and Corrupt Organization Act; the National Labor Relations Acts, Labor Management Relations Act, or any similar state or local law that pertains to the rights of employees with respect to Union, unionizing, or collective activities in the workplace or any obligations of employers with respect to such employee activities: however, this exclusion will not apply to any Claim for Retaliation with respect to the foregoing.

based upon, arising from, or in any way related to any actual or alleged obligation of arty Insured under any express written contract or agreement; this exclusion shall not apply if and to the extent such obligation would have existed in the absence of the written contract or agreement; 6 for Loss attributable to or arising out of a criminal investigation or criminal proceeding brought against any Insured in any jurisdiction.

For purposes of determining the applicability of any exclusions, the Wrongful Act of any Insured Person shall not be imputed to any other Insured Person.

B.	The Insurer shall not be liable for that part of Loss, other than Defense Costs in connection with any Claim against an Insured:

I.	the cost associated with providing reasonable accommodations requited by the Americans with Disabilities Act of 1990, or any amendment thereto, or any similar federal, state or local law;

Employment Practices Liability Policy

2.	the costs associated with costs of training, re-education, sensitivity or minority development programs or other corporate programs, policy or seminars;

3.	based upon, arising from, or attributable to any actual or alleged violation of responsibilities, obligations or duties for the Worker Adjustment and Retraining Notification Act.

V. LIMITS OF LIABILITY, RETENTIONS AND COINSURANCE

A.	Limit of Liability

1.
The maximum amount payable by the Insurer for all Loss under this 'Policy shall be the amount set forth in Item lift, of the Declarations. Defense Costs paid by the Insurer arc included in and shall reduce the Limit of

All Claims arising from the same Wrongful Act or Interrelated Wrongful Acts shall be deemed one Claim and shall lie deemed first made on the date the earliest of such Claims is first made, regardless of whether such date is before or during the Policy Period or Extended Reporting Period, if applicable.

Claims subject to Insuring Agreement 1.13. are subject to the Third Party 'lability coverage Sublimit of Liability and Retention specified in Item V. of the Declarations. The sublimit is the maximum aggregate amount that the Insurer will pay for all Loss from all Third Party Claims, and is subject to, part of, and not in addition to, the Limit of Liability in Item Ill. of the Declarations.

B.	Retention

The Insurer shall be liable for only that part of Loss arising from a Claim which is excess of the Retention amount only set forth in Item IV. of the Declarations or Item V., if applicable. The Retention shall be uninsured and shall be paid only by an Insured, regardless of the number of claimants, Claims made, or Insureds against whom a Claim is made.

in the event the Insured Organization is unable to indemnify or advance costs on behalf of an Insured Person due to its financial insolvency, no Retention will apply to such Claim

Coinsurance Percent

The Insurer shall be liable for that portion of Loss for each Claim, excess of the Retention, specified as the applicable Coinsurance Percent in item VIII. of the Declarations. The Insurers liability for Loss for each Claim shall apply only to that portion of Loss in excess of the applicable Coinsurance Percent specified in Item VII. of the Declarations. The Insurer shall have no obligation for such Coinsurance Percent.

VI. DEFENSE COSTS , SETTLEMENT, REPORTING AND NOTICE

A.	Defense Costs and Settlements

1.
The Insurer shall have the right and duty to defend any Claim against the Insureds to which this Policy applies, even if the allegations in the Claim are groundless, false or fraudulent. The Insurer's right and duty to defend includes, without limitation, the right and duty to appoint defense counsel. Amounts the Insurer pays for Defense Costs reduce the Limit of Liability.

2.
The Insurer's right and duty to defend any Claim or to pay any Loss shall terminate upon the Insurers payment of the Limit of Liability stated in Item III. of the Declarations. if the Insurer's right and duty to defend any Claim terminates, by reason of payment of the Limit of Liability, the Insurer has the right to withdraw from any further .defense of any Claim by tendering control of said defense to the Insureds against whom the Claim is made.

Employment Practices Liability Policy

The Insureds shall not incur any Defense Costs, admit any liability, assume any obligation, agree to any settlement, or make any settlement offer with respect to any Claim without the Insurer's prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Insurer's consent shall not be required with respect to any Claim if the total Loss {inclusive of Defense Costs) arising from such Claim is less than * of the applicable Retention set forth in Item IV. of the Declarations or Item V., if applicable. The Insurer shall nor be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

If with respect to any settlement offer or demand made in writing for a Claim for which the Insurer requests that the Insureds consent and an Insured should withhold such consent then if the total Loss incurred on account of such Claim is more than what would have been incurred had the Insureds consented to such settlement offer or demand, then the Coinsurance Percent applicable to such excess Loss shall be increased by adding * to the percent number shown in Item VII. of the Declarations.

If the Insurer or the Insureds recommend a settlement of a Claim which is consented to by the Insurer and the Insureds, the Retention Amount shall be retroactively reduced by * if such settlement was agreed to by the insureds within thirty (30) days of the claimants initial monetary demand.

6.
The Insured shall give to the Insurer all information, assistance, and cooperation, including providing all such documents and testimony, as the Insurer reasonably may require and, in the event of a Claim, and an Insured shall do nothing that may prejudice the Insurer's position or its potential or actual rights of recovery.

B.	Reporting and Notice

A Claim shall be deemed to have first been made when received by an Insured.

2.
As a condition precedent to any rights under this Policy, the Insureds shall give to the Insurer as soon as practicable written notice of any Claim or Third Party Claim, if applicable, first made against any Insured during the Policy Period or the Extended Reporting Period but in no event later than:

ninety (90) days after the expiration of the Policy Period; or

b)    the expiration of the Extended Reporting Period (if purchased).

If during the Policy Period an Insured should become aware, of any fact, circumstance or Wrongful Act that reasonably may be expected to give rise to a Claim, and if such circumstance or Wrongful Act is reported to the Insurer during the Policy Period in writing with particulars as to the nature and date of such circumstance or Wrongful Act, the identity of any potential -claimant, the identity of any Insured, including that of any natural person, involved in such circumstance or Wrongful Act, and the Manner in which the Insured first became aware of such circumstance or Wrongful Act, then any Claim subsequently, arising from such circumstance or Wrongful .Act shall be deemed under this Policy to be a Claim made during the Policy Period.

4.
Notice of any Claim, circumstance, Wrongful Act or Third Party Wrongful Act, if applicable, first made during the Policy Period shall be in writing and given by prepaid express courier, certified mail, email or facsimile to the address show in Item X. of the Declarations.

All other notices under any provision of this Policy shall be sent in writing by prepaid express courier, certified mail or facsimile and shall be effective upon receipt thereof by the addressee. Notice to the Insureds shall be given to the Parent Organization at the address shown in Item I. of the Declarations. .Notice to the Insurer shall be given to the appropriate party at the address set forth in Item X. of the Declarations.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Employment Practices Liability Policy

VII. GENERAL CONDITIONS

A.	Representations and Severability respect to Application

The Insureds represent that the statements and representations contained in the Application arc true and shall be deemed material to the acceptance of the risk or the hazard assumed be the Insurer under this Policy. This Policy is issued in reliance upon the truth of such statements and representations.

2.	TheInsureds agree that if the Application contains any material statements or representations that are untrue, this Policy shall he void as to:

a)	anyInsured Person who knew the facts that were not truthfully disclosed, provided that such knowledge shall not be imputed to any other Insured Person;

b)
theInsured Organization, if any Executive Officer knew the facts that were not truthfully disclosed; whether or not such Insured Person or Executive Officer knew of such untruthful disclosure in the Application.

B.	Other Insurance

Unless expressly written to he excess over other applicable insurance, this Policy is intended to provide primary insurance; provided that if any Loss arising from any Claim made against any Insured is also insured under another valid and collectible poiicy(ies), then this Policy shall share such Loss with such other poltcy(ies) pro rata based on the respective Limits of Liability set forth in the Declarations for this Policy and such other poiicy(ies).

Changes in. Exposure

1.	Acquisitions ofParent Organization IF during the Policy Period:

a)	the Parent Organization merges into or consolidates with another entity such that the Parent Organization is not the surviving entity; or

b)
another entity, organization, or person or group of entities and/or persons acting in concert acquires stock or voting rights that result in ownership or voting control by the other entity(ies) or person(s) of more than fifty (50%) of the outstanding stock representing the present right to vote for the election of directors of the Parent Organization, then coverage shall continue until the later of:

i.	termination of thePolicy Period, or

ii.	any subsequent date the to which theInsurer may agree by endorsement,

but only with respect for Claims arising out of Wrongful Acts or, if Third Parry Liability coverage is elected, Third Party Wrongful Acts taking place prior to such merger, consolidation or acquisition. As a condition precedent to any coverage extension pursuant to this subsection, the Parent Organization shall give written notice of such merger, consolidation or acquisition to the Insurer as soon as practicable, together with such information as the Insurer may reasonably require. Any Claim made and reported during such coverage extensions shall be deemed to have been made during the Policy Period in which such merger, consolidation or acquisition occurred.

2.	Acquisition or Creation of Another Organization

If during the Policy Period the Parent Organization:

Employment Practices Liability Policy

a)	Acquires securities or voting rights in another entity or creates another entity that., as a result of such acquisition or creation, becomes a Subsidiary, or

b)	Acquires any entity by merger into or consolidation with the Insured Organization,

Then such entity and its Insured Persons shall be Insureds under this Policy but only with respect to Wrongful Acts, or it Third Party Liability coverage is elected, Third Party Wrongful Acts taking place after such acquisition or creation unless the Insurer agrees after presentation of all appropriate information, to provide coverage by endorsement for Wrongful Acts or Third Party Wrongful Acts by such Insureds raking place prior to such acquisition or creation.

If the total number of existing employees of the newly created or acquired Subsidiary is greater than twenty percent (20%) of the total number of Employees of the Insured Organizations, then the Parent Organization as a condition precedent to coverage with respect to such new Insureds, the Parent Organization shall give written notice of such acquisition or creation to the Insurer at the address indicated in Item X. of the Declarations as soon as practicable, but no later than ninety (90) days after the effective dare of such acquisition or creation, together with such information the Insurer may require 'and shall pay any additional premium required by the Insurer.

D.	Subrogation

If the Insurer pays any Loss under this Policy, the Insurer shall be subrogated to the extent of such payment to all rights of recovery thereof, including without limitation, against an Insured. The Insureds shall execute all papers required and shall do everything that may be necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of the Insureds.

E.	Authorization Clause

The Insureds agree that the Parent Organization in Item I. of the Declarations Shall. act on their behalf with respect to coverage issues under this Policy, including without limitation the giving and receiving of notices hereunder, the payment or return of premiums, and the negotiation and acceptance of endorsements.

Amendment, Assignment and Headings

t.
Any amendment to this Policy or assignment of an interest in this Policy, in whole or in part, shall be effective only if made by endorsement to this Polity signed be an authorized representative of the Insurer.

The headings to the provisions in this Policy, including those found in any endorsements attached hereto, are provided for convenience only and do not affect the construction hereof.

G.	TTerritory and Valuation

All premiums, Limits of Liability, Retentions, Loss and other amounts under this Policy are expressed and payable in the currency of the United States of America. If judgment is rendered, settlement is denominated or another element of Loss under this Policy is stated in a currency other than the United States of America dollars, payment under this Policy shall be made in United States dollars at the rate of exchange published in The Wall Street Journal on the date the final judgment is reached, the amount of the settlement is agreed upon or the other element of Loss is due respectively.

the extent legally allowed, coverage under this Policy shall extend to Claims made and Wrongful Acts and, if Third Parry Liability coverage is elected, Third Party Wrongful Acts occurring anywhere in the World.

FL Termination

Employment Practices Liability Policy

This Policy shall terminate at the earliest of the following:

I.	upon expiration of thePolicy Period as set forth in Item II. or the Declarations;

2.	twenty (20) days after receipt by the Parent Organization of a written notice of termination from the Insurer for failure to pay premium when due; or

3.	at such other time when the Parent Organization cancels this Policy.

The Insurer shall refund the unearned premium computed at customary short rates if this Police is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro ram.

1.	No Action Against Insurer

No action shalt be taken against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this Policy, or the amount: of the insureds obligation to pay shall have been Finally determined either by judgment against the Insureds after actual trial, or by written agreement of the Insureds, the claimant and the Insurer.

No person or organization shall have the right under this Policy to join the Insurer as a party to any action against. the Insureds, nor shall the Insurer be impleaded by the insureds or their legal representatives.

/s/ David C. Cohen President	/s/ Dexter R. Legg Secretary

Employment Practices Liability Policy

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 1

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

WARN DEFENSE COST SUBLIMIT ENDORSEMENT

It is agreed that Section IV. EXCLUSIONS B.3 is amended by adding the following:

Solely with respect to coverage afforded by reason of this endorsement:

a.	Item Ill. Sublimit of Liability Amount:
	(A)	Each Claim.	*

	( B)	Each Policy Period	*

b.	hens IV. Retention Amount:		*
	Each Claim		*

'ibis Sublirnit shall be part of and nor in addition to the Limits of Liability,

All other terms, conditions and exclusions of the Police remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 2

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

NON DUTY TO DEFEND ENDORSEMENT

It is hereby agreed that Section VI. Is deleted in its entirety and replaced by the following:

VI. DEFENSE COSTS, SETTLEMENT, REPORTING AND NOTICE

A. Defense Costs and Settlements

1.
The Insureds retain responsibility to defend any Claim. The Insurer shall have no duty to provide a defense to any Claim. Defense Costs are a part of Loss. All Defense Costs are subject to hourly rate caps as follows:* an hour for attorney rate cap and * an hour for paralegals.

The Insured shall be responsible for all Defense Costs in excess of the above referenced rate caps. The rates referenced above shall apply within applicable Retention Amount and apply through conclusion of the Claim.

2.	fhe Insureds have the right to select defense counsel, subject to Liberty's written consent, which will not. be unreasonably withheld. The Insureds must give the insurer, in writing, notice of their selection of defense counsel within forty-five (45) days of the time Defense Costs exceed *. Any attorney designated as defense counsel to represent any Insureds pursuant to this policy shall comply with our litigation management guidelines. They shall have a minimum of 5 years of employment and labor law experience, shall have no conflict or potential conflict with the Insureds they represent, and shall cooperate with us and our monitoring counsel in defense of the Claim.

3.
The Insureds shall not incur any Defense Costs, admit any liability, assume any obligation, agree to any settlement, or make any settlement offer with respect to any Claim without the Insurer's prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Insurer's consent shall not be required with respect to any Claim if the total Loss (inclusive of Defense Costs) arising from such Claim is less than sixty percent (60%) of the applicable Retention set forth in Item IV. of the Declarations or Item V., if applicable. The Insurer shall not beliable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

If with respect to any settlement offer or demand made in writing for a Claim for which the Insurer requests that the Insureds consent and an Insured should withhold such consent then if the total Loss incurred on account of such Claim is more than what would have been incurred had the Insureds consented to such settlement offer or demand, then the Coinsurance Percent applicable to such excess Loss shall be increased by adding * to the percent number shown in Item VII. of the Declarations.

5.
If the Insurer or the Insureds recommend a settlement of a Claim which is consented to by the Insurer and theInsureds, the Retention Amount shall be retroactively reduced by * if such settlement was agreed to by the Insureds within thirty (30) days of the claimant's initial monetary demand.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

6.
The Insured shall give to the Insurer all information, assistance, and cooperation, including providing all such documents and testimony, as the Insurer reasonably may require and, in the event of a Claim, an Insured shall do nothing that may prejudice theInsurer's position or irs potential or actual rights of recovery.

B.	Reporting and Notice

1.	As a condition precedent to any rights under this Policy, the Insureds shall give to the Insurer as soon as practicable written notice of any Claim or Third Party Claims if applicable, first made against any Insured during the Policy Period or the Extended Reporting Period derailed herein.

The Insureds shall, supply a annual bordereau of all Claims or Third Party Claims of which it's human resource department, risk management department, general counsel, internal legal department and controller is aware or has received notification. These bordereaux shall be supplied no later than sixty (60) days before the end of the Policy Period, any extension of the Policy Period or Extended Reporting Period, if applicable and shall include to the extent practicable:

a)	the date of the Claim orThird Party Claim, if applicable;

b)	the date(s) of the acts alleged to have given rise to theClaim or Third Party Claim, if applicable;

c)	the names of the parries and forum of the Claim orThird Party Claim, if applicable;

d)	the names of the counsel selected to defend theClaim or Third Party Claim, if applicable;

c)	the amount of the Defense Costs ncurred in the defense of the Claim or Third Party Claim, if applicable the current status of theClaim or Third Party Claim, if applicable.

g)	details of any offers of settlement made in the Claim or Third Party Claim, it applicable;

Any Claim or Third Party Claim, if applicable, listed on this bordereau of which notice thereof or the circumstances giving rise thereto was not previously given to us shall be deemed to be first notice thereof at the time the bordereau is submitted.

Not withstanding the above, if the anticipated Defense Costs phis the anticipated costs of resolving any Claim or Third Party Claim, if applicable, or the circumstances which may give rise to Claim or Third Party Claim, if applicable (which the anticipated costs of settlement or judgment), reach or exceed * or upon notification of the filing or-consolidation of a lawsuit or an administrative action with five (5) or more plaintiff's or purported class, the Insured shall provide notification of this event as soon as practicable, but no later than thirty (30) days. Separate notice of such Claims or Third Party Claims, if applicable, must be given. Bordereau reporting of such Claims or Third Party Claims, if applicable, is not. timely notice under this Policy.

2.
If during thePolicy Period an Insured should become aware of any fact, circumstance or Wrongful Act that reasonably may be expected to give rise to a Claim, and if such circumstance or Wrongful Act is reported to the Insurer during the Policy Period in writing with particulars as to the nature and date of such circumstance or Wrongful Act, the identity of any potential claimant, the identity of any insured, including that of any natural person, involved in such circumstance or Wrongful, Act, and the manner in which the Insured first became aware of such circumstance or Wrongful Act, then any Claim subsequently arising from such circumstance or Wrongful Act shall be deemed under this POlicy to be a Claim made during the Policy Period.

i.
Notice of any Claim, circumstance, Wrongful Act or Third Party Wrongful Act, if applicable, first made during the Policy Period shall be in writing and given by prepaid express courier, certified mail, email or facsimile to the address show in hem X. of the Declarations.

4.
All other notices under any provision of this Policy shall. be sent in writing by prepaid express courier, certified mail or facsimile and shall be effective upon receipt thereof by the addressee. Notice to theInsureds shall be given to the Named Insured at the address shown in Item I. of the Declarations. Notice 10 the Insurer shall be given to the appropriate party at the address set forth in Item X. of the Declarations.

All other terms, conditions and exclusions of the. Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 3

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

S ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFUL!

LOSS PREVENTION CREDIT ENDORSEMENT

it is understood and agreed that Section LI is amended by addition of the following:

E.	Loss Prevention Services Credit Against Retention

If during the Policy Period the Insured with the prior consent of the Insurer. incurs fees or costs in the form of Loss Prevention Services from a provider approved by the Insurer and a Claim is subsequently made or deemed made during the Policy Period, the amounts paid by the Insured for such Lots Prevention Services shall be credited against the retention amount applicable to such Claim up to a maximum of * of the retention amount. This credit shall only apply to the first Claim made after the Loss Prevention Services were provided.

For the purposes of this endorsement, Loss Prevention Services means:

1.
legal compliance audits of the Insured's human resources practices and policies, including development or review of employee handbooks, employment application, harassment policies, affirmative action plans and policies regarding hiring, retention, promotion, discipline and discharge of Employees;

2.	training programs on employment issues;

advice and counseling on matters which have the potential to give rise to aClaim.

All other terms, conditions and exclusions of the. Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 4

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

MASS/CLASS/MULTI-PARTY ACTION ENDORSEMENT

It is hereby understood and agreed that Item IV. RETENTION: on the Declaration Page is deleted in its entirety and replaced with the following:

Item IV.	RETENTION:	*

	Each Claim:	*

Indemnifiable Loss with respect to threatened,

	purported, certified or decertified class actions, mass actions or art Claim brought on behalf of five or more plaintiffs or claimants:	*

All other terms, conditions and exclusions of the Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 5

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

U.S. ECONOMIC AND TRADE SANCTIONS ENDORSEMENT

Whenever coverage provided by this policy would be in violation of any U.S. economic or trade sanctions such as, but not limited to, those sanctions administered and enforced by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), such coverage shall be null and void.

Similarly, any coverage relating to or referred to in any certificates or other evidences of insurance or any claim that would be in violation of -U.S. economic or trade sanctions as described above shall also be null and void.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 6

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE :POLICY. PLEASE READ IT CAREFULLY.

DISCLOSURE — TERRORISM RISK INSURANCE ACT

THIS ENDORSEMENT IS MADE PART OF YOUR POLICY PURSUANT TO THE TERRORISM RISK INSURANCE ACT.

In accordance with the Terrorism Risk. Insurance Act, including amendments, CTRIA" or the "Act"), we are required to 'provide you with a nonce of the portion of your premium attributable to coverage for "certified acts of terrorism," the federal share of payment of losses from such acts, and the limitation or "cap" on our liability under the Act.

Disclosure of Premium

The Company has made available coverage for "certified acts of terrorism" as defined in the Act. If purchased, the portion of your premium attributable to coverage for "certified acts of terrorism" is shown in the Declarations, Declarations Extension Schedule or elsewhere by endorsement in your policy.

Federal Participation In Payment Of Terrorism Losses

If an individual insurers losses exceed a deductible amount specified in the Act, the federal government will reimburse the insurer for 85% of losses paid in excess of the deductible, provided that aggregate industry losses from a "certified act of terrorism" exceed $100 million.

Cap On Insurer Participation In Payment Of Terrorism Losses

If aggregate insured losses attributable to "certified acts of terrorism" exceed 5100 billion in a calendar year and we have met our deductible under the Act, we shall not be liable for the payment of any portion of the Amount of such losses that exceeds $100 billion. Nor shall Treasury make Any payment for any portion of the amount of such losses that exceeds 5100 billion. In such case, insured losses up to that amount are subject to pro rata allocation in accordance with procedures established shed by the Secretary of the Treasury.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 7

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

 THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

CAP ON LOSSES FROM CERTIFIED ACTS OF TERRORISM

This endorsement modifies insurance provided under the above captioned policy.

A.	Cap On Certified Terrorism Losses

"Certified act of terrorism" means an act that is certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism pursuant to the federal Terrorism Risk insurance Act. The criteria contained in the Terrorism Risk Insurance Act for a "certified act of terrorism" include the following:

1.	The act resulted in insured losses in excess of * in the aggregate, attributable to all types of insurance subject to the Terrorism Risk Insurance Act; and

2.
The act is a violent act or an act that is dangerous to human life, property or infrastructure and is commit-ted by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

If aggregate insured losses attributable to terrorist acts certified under the Terrorism Risk insurance Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Terrorism Risk Insurance Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

B.	Application Of Exclusions

The terms and limitations of any terrorism exclusion, or the inapplicability or omission of a terrorism exclusion, do not serve to create coverage for any loss which would otherwise be excluded under this Coverage Parr or Policy, such as losses excluded by the Nuclear Hazard Exclusion or the War And Military Action Exclusion.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 8

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

AMEND DEFINITION OF SUBSIDIARY ENDORSMENT

This endorsement modifies insurance provided under he following:

Section III. P. Definition of "Subsidiary" is deleted and replaced by the following:

P.
"Subsidiary"means any entity owned by the Insured Organization, directly or indirectly, along with the power to direct or cause the direction of the management and policies of the subsidiary, whether through the ownership of voting securities, by contract, or othetwise.

All other terms, conditions and exclusions of the Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 9

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CARE: "I L.Y.

BANKRUPTCY ENDORSEMENT

It is agreed that:

The Insured's bankruptcy shall not relieve the Insurer of any of its obligation under the Policy.

All other terms, conditions and exclusions of the t'ol.icv remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 10

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

CRIMINAL PROCEEDINGS - CLAIMS DEFINITION ENDORSMENT

This endorsement modifies insurance provided under the following:

Section Ill.. B. Definition of Claim is deleted and replaced hy the following:

B.	"Claim" means:

1.	a written demand against an Insured for monetary or non-monetary relief (including any request: to toll or waive any statute of limitations);

2.	A civil proceeding against an Insured for monetary or non-monetary relief which is commenced by the service of a complaint, or similar pleading;

an arbitration or other alternative dispute resolution proceeding commenced by theInsured's receipt of a written request or demand for such proceeding;

4.
a formal administrative or regulatory proceeding, including without limitation any proceeding by or before the Office of Federal Contract Compliance Program, the Equal Employment Opportunity Commission, commencedby the Insured's receipt of a notice of Charges, or any other similar federal, state or local governmental authority located anywhere in the world;

a criminal proceeding brought against anyInsured in any jurisdiction.

against anyInsured for Wrongful Acts or, if Third Party Liability coverage is elected, Third Party Wrongful Acts, including any appeal from there.

Claimshall not mean any labor or grievance proceeding or arbitration that is subject ro a collective bargaining agreement.

All other terms, conditions and exclusiOns of the Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 11

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

EXCLUSION ENDORSEMENT

it is hereby understood and agreed that Section IV. Exclusions, A (1)-(6) of the Policy, is deleted and replaced the following:

IV. EXCLUSIONS

A.	'1TheInsurer shall riot be liable to make any payment for Loss in connection with am Claim aga 1st an Insured:

1.
for lxxiily injury, sickness, disease, death of any person, or for damage to, destruction of or loss of use of any tangible property; however, this exclusion shall not apply to emotional distress, mental anguish, or humiliation;

2.
based upon, arising from, or in any way related to any fact, circumstance, or situation which has been the subject of any written notice under any insurance policy of which this Policy is a renewal or replacement.

3.
based upon, arising from, or attributable to any demand, suit, or other proceeding pending against any Insured on or prior to the applicable Prior I .itigation Date set forth in Item VW. of the Declarations, or any fact, circumstance or situation underlying or alleged therein;

4.	for any alleged violation of the responsibilities, obligations, or duties imposed by law;

a)
any state, federal or local law governing workers' compensation, unemployment insurance, social security, disability benefits or similar law; the Employee Retirement Income Security Act of 1974 (except Section 510 thereof); the Occupational Safety and Health Act; the Federal False Claims Act; the Fair Labor Standards Act (except the Equal Pay Act) any other similar stateor local law concerning wage and hour practices, including but not limited to anyClaim for overtime, off-the-clock work, failure to provide rest or meal periods, failure to reimburse expenses, improper classification of employees as exempt or non-exempt, failure to timely pay wages, conversion, unjust. enrichment or unfair business practices; provided, however, that this shall not apply to aClaim by an Employee fOr Retaliation based upon the actual or alleged exercise by an Employee of any rights by reason of the foregoing statues, rules or regulations.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

b)
the Consolidated Omnibus Budget Reconciliation Act of 1985; the Racketeer influenced and Corrupt. Organization Act; the National Labor Relations Acts, Labor Management Relations Act, or any similar state or local law that pertains to the rights of employees with respect to Union, unionizing, or collective activities in the workplace or any obligations of employers with respect to such employee activities: however, this exclusion will nor apply to any Claim for Retaliation with respect to the foregoing.

based upon, arising from, or in any way related to any actual or alleged obligation of any insured under any express written contract or agreement; this exclusion shall not apply if and to the extent such obligation would have existed in the absence of the written contract or agreement;

other terms, conditions and exclusions of the Policy remain unchanged.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 12

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAR FU

EXTENDED REPORTING PERIOD ENDORSEMENT

It is hereby agreed and understood that Item VI. of the Declarations is deleted in its enitrete and replaced with the following:

Item VI.	EXTENDED REPORTING PERIOD COVEAGE

Extended Reporting Period (If Purchased)

	One Year:	*
	Two Years:	*
	"Chree Years	*

All other terms, conditionsexclusions of the Policy remain. unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO. 13

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

CANCELLATION PROVISION ENDORSEMENT

It is hereby understood and agreed that Section VII.. GENERAL CONDITIONS, Item . Termination of the Policy is deleted in its entirety and replaced with the following:

[I.	Termination

fhis Policy shall terminate at the earliest of the following:

1.	upon expiration of the Policy Period as set forth in Item II. of the Declarations;

2.	twenty (20) days after receipt by the Parent Organization of a written notice of termination from the Insurer for failure to pay premium when due; or

3.	at such other time when the Parent Organization cancels this Policy.

4.
in the event Liberty's ratings drop below A.- for AM Best and A- for S&P, will allow pro-rata cancellation of the poiicy effective pursuant to the Parent Organization's written request to cancel the poiicy.

The Insurer shall refund the unearned premium computed at customary short rates if this Policy is terminated by the Parent Organization. Under any other circumstances the refund shall be. computed pro raga.

All other terms, conditions and exclusions of the Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO, 14

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

AMENDED SEVERA.BILITY ENDORSEMENT

It is hereby understood and agreed that Section VII. GENERAL CONDITIONS, Item A. Representations and Severability respect to Application of the Policy is deleted in its entirety and replaced with the following:

Representations and Severability respect to Application

1.	The Insureds represent that the statements and representations contained in the Application are true. This Policy is issued in reliance upon the truth of such statements and representations.

2.	The Insureds agree that if the Application contains any material statements or representations that are untrue, this Policy shall be void as to:

arty Insured Person who knew the facts that were not truthfully disclosed, provided that such knowledge shall not be imputed to any other Insured Person;

b)	the Insured Organization, if any Executive Officer knew the facts that were not truthfully disclosed: whether or not such Insured Person or Executive Officer knew of such untruthful disclosure in the Application.

All other terms, conditions and exclusions of the Policy remain unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

LIBERTY INSURANCE UNDERWRITERS INC.
(A Stock Insurance Company, hereinafter the "Insurer")

ENDORSEMENT NO, 15

This endorsement, effective	May 15, 2011	forms part of

Policy No.	*	issued to:	AEROPOSTALE, INC.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

LIBERALIZATION ENDORSEMENT

It is hereby understood and agreed that Section IL COVERAGE, EXTENSIONS is amended by adding the following Liberaliza tiOn clause:

E.
If during thePolicy Period, the Underwriter's policy form * is replaced or updated, any expansion or extension of coverage in the replacement or updated form will apply to expand or extend the coverage under this Policy in the same manner to the extent it does not conflict with any Endorsements attached to this Policy.

All other terms, conditions and exclusions of the Policy rem in unchanged.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Employment Practices Liability Insurance - Renewal Application

LIBERTY INSURANCE UNDERWRITERS INC.

(A New York Stock Insurance Company, hereinafter the "Insurer")
175 Berkeley Street, Boston, MA 02117
Toll-free number: 1-800-677-9163

NOTICE: THE POLICY FOR WHICH THIS APPLICATION IS SUBMITTED IS WRITTEN ON A CLAIMS MADE AND REPORTED BASIS AND COVERS CLAIMS FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD OR THE EXTENDED REPORTING PERIOD, IF APPLICABLE, AND REPORTED TO THE UNDERWRITER PURSUANT TO THE TERMS THEREIN.

THE POLICY PROVIDES THAT THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGEMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. FURTHERMORE, NOTE T•A'I' AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

The following material must be attached to this application:

1.	EEO-1 Report (consolidated)

2.	Audited Financials

3.
Employee Handbook/Manual (including copies of Harassment Policies, ADA Policy, Family Medical Leave Policy, Termination Procedures and Progressive Disciplinary Policies), EEO Statement, At-Will Policy (if there have been any changes).

4.	Employee Application Forms (if there have been any changes).

5.	Employee Performance Evaluation Forms (if there have been any changes).

Please indicate if any of the materials requested above are not attached to his application and the reason why.

Instructions:

1.	Answer all questions. If the answer to any question is none, please state none.
2.	Attach a separate piece of paper as necessary.
3.	Application must be signed and dated by the owner, partner, or officer, and a human resources or personnel officer.
4.	PLEASE READ STATEMENT AT THE END OF THE APPLICATION CAREFULLY.

I. GENERAL INFORMATION:
____________________________________
A.	Name & Address of Insured Organization: Aeropostale, Inc. 201 Willowbrook Blvd., Wayne, NJ 07470_________________________________________

B.	Website address if applicable): www.aeropostale.com

C.	Nature of the Business:Retail Apparel Years in Business: 23

D.	Number of U.S. Locations: 9 5 3 Number of Foreign Locations: 59

IL COVERAGE REQUESTED:

A.	Limit of Liability: * _____________________________________________________________________

B.	Retention: * ______________________________________________________________________________

C.	Policy Period Requested: From: 5/15/2011 To: 5/14/20 2 __________

III. EMPLOYEE INFORMATION:

A.	Total Number of Employees: 17,828_

Full Time: 4,160 _______________

Part Time: 13,668
Seasonal:

Temporary: _______________

Leased: _______________

Independent Contractors: __________________

Foreign; _________________

B.	What (if any) percentage of your workforce is represented by a union? NONE

C.	Please provide a breakdown of the total number of Employees or Insured Individuals in the following jurisdictions.

California 1,391 ______________	Texas 1,595_________________	Michigan 474______________

D.	For each of the past 3 years, what has been your annual employee turnover rate?

Domestic: Year ______ _______	% Year __________ _________	% Year _________ __________
Foreign: Year ______ _______	% Year __________ _________	% Year _________ __________

E.	Indicate the number of employees or percentage by salary range:

$50,000 or less: _95.2% $50,000-100,000:3,6%	$100,000-250,000:1,1Wo	Over $250,000:0.1%_

IV. COMPANY INFORMATION:

A.	During the next 12 months:

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Do you anticipate any significant changes in headcount because of growth or acquisition?     ☒ Yes   ☐ No

Do you anticipate any plant, facility, branch, or office closings, consolidations, or layoffs?   ☐ Yes ☒  No

If yes to either question, please provide details on the circumstances and the anticipated number of layoffs. Planned Store growth for 2011 will lead to increases in headcount.

B.	Will severance packages be offered in exchange for signed release forms? N/A

 ☐ Yes ☐  No

C.	Are outplacement services provided for terminated employees? ☐ Yes ☐ No N/A

D.	During the past 12 months:

Has the Insured Organization acquired and or sold any companies?   ☐ Yes  ☒  No

Has there been any plant, facility, branch, or office closings, consolidations, or layoffs? ☒  Yes ☐ No

If yes, please provide details on how many involuntary terminations occurred. Underperforming store locations closed

E.	Indicate the number of terminations that have occurred within the past year: Involuntary _15,544 Voluntary _17,627_

F.
Is the Insured Organization required to file an affirmative action plan with the (OFCCP) Office of Federal Contract Compliance Programs?
F. Is the Insured Organization required to file an affirmative action plan with the (OFCCP) Office of Federal Contract Compliance Programs?

☐ Yes ☒  No

If yes, has the Insured Organization ever been the subject of an OFCCP investigation, which resulted in a finding of a violation?

☐ Yes  ☐  No. If yes, please attach a copy of the audit or investigation report and indicate what actions were taken as a result of this violation.

V.  LOSS HISTORY:

A. Are you aware of any fact (s), incident(s), or circumstance(s) that may result in any claim(s) being made against any person or entity applying for this insurance that the Underwriter has not been put on notice for? ☐ Yes ☒  No. If yes, please provide details.

VI.   CLAIMS HANDLING:

A. Who in the Insured Organization has been designated ro handle employment practices liability claims?

Name Rochelle MayTitle Assoc. Benefits MGR_Address_112 W 34th Str, 22'd Flr, NY, NY 10120_Phone616-452-1838_

Email address_rmay@aeropostale.com

VII.   CONTACT INFORMATION FOR RISK MANAGEMENT SERVICES

For Risk Management and loss prevention service, please include the name and contact information for the individual(s) responsible h overseeing Human Resources matters for access to this program. This service is not, and should not be, considered a substitute for competent legal counsel.

Name Harry AxtTitle _VP-Controller_Address_201 Willowbrook Blvd, Wayne, NJ 07470_Phone_973-826-1080_
Email address_haxtOaeropostale.corn

VIII.    DECLARATION AND SIGNATURES:

THE UNDERSIGNED AUTHORIZED OFFICER OF THE APPLICANT DECLARES THAT THE STATEMENTS SET FORTH HEREIN ARE TRUE. THE UNDERSIGNED AUTHORIZED OFFICER AGREES THAT IF THE INFORMATION SUPPLIED ON THIS APPLICATION CHANGES BETWEEN THE DATE OF THIS APPLICATION AND THE EFFECTIVE DATE OF THE INSURANCE, HE/SHE (UNDERSIGNED) WILL, IN

ORDER FOR THE INFORMATION TO BE ACCURATE ON THE EFFECTIVE DATE OF THE INSURANCE, IMMEDIATELY NOTIFY THE INSURER OF SUCH CHANGES, AND THE INSURER MAY WITHDRAW OR MODIFY ANY OUTSTANDING QUOTATIONS AND/OR AUTHORIZATIONS OR AGREEMENTS TO BIND THE INSURANCE.

THE APPLICANT COMPANY FURTHER AGREES THAT IF INFORMATION SUPPLIED ON THIS APPLICATION CHANGES BETWEEN THE DATE OF THIS APPLICATION AND THE INCEPTION DATE OF THE POLICY PERIOD, IT WILL IMMEDIATELY NOTIFY LIBERTY SURPLUS INSURANCE CORPORATION OF SUCH CHANGE.

THE SIGNING OF THIS APPLICATION DOES NOT BIND THE COMPANY TO OFFER OR THE APPLICANT TO ACCEPT INSURANCE; BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE INSURANCE AND WILL BE ATTACHED AND MADE A PART OF THE POLICY SHOULD A POLICY BE ISSUED.

WRITTEN STATEMENTS AND MATERIALS FURNISHED TO THE INSURER IN CONJUNCTION WITH THIS APPLICATION ARE HEREBY INCORPORATED BY REFERENCE INTO THIS APPLICATION AND MADE A PART HEREOF.

NOTICE TO APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR, CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT ACT, WHICH IS A CRIME AND MAY SUBJECT SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

NOTICE TO ARKANSAS AND NEW MEXICO APPLICANTS: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

NOTICE TO COLORADO APPLICANTS: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, AND DENIAL OF INSURANCE AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICYHOLDER OR CLAIMANT WITEI REGARD 'TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AUTHORITIES

NOTICE TO DISTRICT OF COLUMBIA APPLICANTS: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE. IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

NOTICE TO FLORIDA APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY IN THE THIRD DEGREE.

NOTICE TO KENTUCKY APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

NOTICE TO LOUISIANA APPLICANTS: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE

INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

NOTICE. TO MAINE APPLICANTS: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

NOTICE TO NEW JERSEY APPLICANTS: ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

NOTICE TO OHIO APPLICANTS: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

NOTICE TO OKLAHOMA APPLICANTS: WARNING: ANY PERSON WHO KNOWINGLY, AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER, MAKES ANY CLAIM FOR THE PROCEEDS OF AN INSURANCE POLICY CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY (365:15-1-10, 36 53613.1).

NOTICE TO PENNSYLVANIA APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

NOTICE TO TENNESSEE, VIRGINIA AND WASHINGTON APPLICANTS: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

NOTICE TO NEW YORK APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

This application must be signed by one of the following representatives; Director of Human Resources, Director of Risk Management,General Counsel, Chairperson, President, Chief Executive War, Chief Op ating Officer, and or the Chief Financial Officer of the Insured Organization.

Date	Applicants At orized Sig ure	Job Title

Please Print Name

CONFIRMATION OF INSURANCE

DATE:	07/26/11
ISSUING OFFICE:
ASSURED:
	Aeropostale, Inc	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097

This is confirmation that we have arranged with underwriters the insurance or policy changes described below.  We suggest that you review this notice to make certain we have followed your instructions accurately.

INSURORS:	Hanover Insurance Company	PERIOD: 8-01-11 to 8-01-12
POLICY #:	*	RISK: General Liability

GENERAL LIABILITY	LIMITS

General Aggregate	$	*	(Per location aggregate)
Product-Completed Operations Aggregate	$	*
Personal & Advertising Injury	$	*
Each Occurrence	$	*
Damages to Premises Rented to You	$	*
Medical Expense	$	*
Employee Benefits Liability	$	*

1)	Coverage will be provided using the most recent edition of CG0001including all mandatory state forms and endorsements required.
2)	Annual premium * (Composite rate * per store based on 1047 stores)
3)	90 Day Notice of Cancellation/Non-Renewal
4)	Mold & Fungus exclusion
5)	Other exclusions as quoted
6)	Commercial Broad Form included.

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insurer named above.
This confirmation may be canceled by you, the insured, b giving notice to the insurer when thereafter the cancellation shall be effective.  The coverage may be canceled by the insurer by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insurer is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insurer.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE

DATE:	07/26/11

ASSURED:		ISSUING OFFICE:

	Aeropostale, Inc.	J. Smith Lanier & Co.
	201 Willowbrook Blvd.	11330 Lakefield Dr. #100
	Wayne, NJ 07470	Duluth, GA 30097

This is confirmation that we have arranged with underwriters the insurance or policy changes described below.  We suggest that you  review this notice to make certain we have followed your instructions accurately.

INSURORS:	Affiliated FM	PERIOD: 08-01-11 to 08-01-12

POLICY #:	TBD	RISK: Property

PROPERTY

All risk of physical loss subject to the terms and conditions of the proposal with the following coverages:

Policy Limit – The company’s liability will not exceed the respective Sub-Limits of Liability shown elsewhere for the    coverages  involved.  However, in no event will the company’s total limit exceed $150,000,000 as a result of any one occurrence,  regardless of the number of perils, coverages or locations involved.

Retail Stores in US & Puerto Rico as per schedule on file	$	*	(per store)
(except as noted below)
(SOV Final 04-11)
AERO – Fulton Street, 458 Fulton St, Brooklyn, NY 11201	$	*	(Personal Property)
	$	*	(Stock & Supplies)
Corporate Office, 201 Willowbrook Blvd, Wayne, NJ 07470	$	*
Corporate Office, 112 West 34th St, New York, NY 10120	$	*

Limit Per Occurrence (at the NJ DC)	$	*	(Personal Property)
	$	*	(Stock & Supplies)
	See sub limits		(Business Interruption)
Limit Per Occurrence (at the CA DC)	$	*	(Personal Property)
	$	*	(Stock & Supplies)
	See sub limits		(Business Interruption)
Supplier Warehouse, 3100 47th Ave, Long Island City, NJ	$	*	(Stock & Supplies)

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insuror named above.
This confirmation may be canceled by you, the insured, b giving notice to the insuror when thereafter the cancellation shall be effective.  The coverage may be canceled by the insuror by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insuror is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insuror.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

CONFIRMATION OF INSURANCE(cont)

AERO – Times Square, 1515 Broadway, New York, NY 10036

Limit per occurrence	$	*	(Personal Property)

	$	*	(Stock & Supplies)

	$	*	(Business Income)

See Affiliated binder attached for additional listed locations & coverages.

Premium:  *
Eng Fee:   *
Taxes:           TBA

The coverage represented by this confirmation is subject to the terms, conditions and limitations of the policies in current use by the insuror named above.
This confirmation may be canceled by you, the insured, b giving notice to the insuror when thereafter the cancellation shall be effective.  The coverage may be canceled by the insuror by notice to the insured in accordance with policy conditions.  Otherwise this confirmation will terminate when replaced by a policy.  If this confirmation is not replaced by a policy, the insuror is entitled to charge the premium for the coverage according to the Rules and Rates in use by the insuror.

J. SMITH LANIER & COMPANY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

A Risk Purchasing Group ESEur ESSENTIAL SERVICES & PROGRAMS, LLC National Retail Safety Association,Inc.

Insured:           Aeropostale, Inc. etal
EFFECTIVE DATE	EXPIRATION DATE	COMPANY	POLICY NUMBER
08/01/11	08/01/12	See Below	See Below

NATIONAL RETAIL SAFETY ASSOCIATION, INC. MASTER UMBRELLA PROGRAM

TYPE OF POLICY:	Umbrella Liability		Date: 7/29/11

NAMED INSURED:	Aeropostale, Inc. etal

SCHEDULE OF UNDERLYING:	Per attached

COVERAGES:	Limit of Liability	*
	Aggregate Limit	* Per Location

	SIR	*

TERMS & CONDITIONS:	Per attached

SUBJECT TO:
1.	All underlying carriers must have a Best's rating of A-VII or better

2.	Receipt of currently valued 5 year carrier loss runs for General Liability, Auto Liability

3.	Defense costs must be outside the underlying carriers' primary limit(s) of liability

4.	Premium payment is due within 15 days of binding

UNDERLYING LIMITS

REQUIRED:	*		General Liability - per occurrence
	*		General Liability - general aggregate
	*		Automobile Liability
	*		Employers Liability

CARRIER:	*		Great American Ins. Co.	*
	*XS	*	Navigators Insurance Co.	*
	*XS	*	Lexington Insurance Co.	*
	* XS	*	Allied World Assurance Co.	*

EXPOSURES:	Per Attached

TERM PREMIUM:	*

TOTAL FEE:	*

The Total Cost includes all premiums, commissions, taxes and risk purchasing group membership fees. All insurance policies issued to National Retail Safety Association, Inc. were obtained through the insurance brokering services of Sterling & Sterling, Inc..

Kindly make all payments payable to Essential Services & Programs, LLC

A policy/contract issued by one of the insurers referenced herein will provide the specifics of coverage. This quotation is subject to change without ptior notice.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

A Risk Purchasing Group ESEur ESSENTIAL SERVICES & PROGRAMS, LLC National Retail Safety Association, Inc.

Entity:	Aeropostale, Inc. etal

Annual Receipts: Vehicles:	*

# PPT: 139	# Trucks: 0	# Trailers: 0	Other: 0

UNDERLYING CARRIER INFORMATION:

Coverage	Carrier		Premium

General Liability	Hanover	08/01/12	*
Auto Liability	Hanover	08/01/12	*
General Liability	Ace	08/01/12	*
Auto Liability	Aviva	08/09/12	*
Employer's Liability	Travelers	08/01/12	*

Named Insured:
Aeropostale, Inc.
PS from Aeropostale, Inc.
Aero GC Management, LLC
Aeropostale West, Inc.
Aeropostale Puerto Rico, Inc.
Aeropostale Canada, Inc.
Aeropostale Licensing, Inc.

135 Crossways Park Drive, P.O. Box 9017, Woodbury NY 11797	(800) 767-7837	Fax (888) 290-0302

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

A Risk Purchasing Group ESEur ESSENTIAL SERVICES & PROGRAMS, LLC National Retail Safety Association, Inc.

Primary Form:	Great American Ins. Co. Commercial Umbrella Coverage Form GAI6002.06.97

Terms & Conditions:
Exclude:

Care, Custody and Control
Construction Operations

Crises Response/Commercial Management
Designated Entities
Designated Products
Discrimination

E-Mail, Fax or Phone
Fungi, Mold or Spores
Lead

Named Peril and Time Element Pollution
* SIR New York-Silica or Related Dust
Professional Services
Securities and Financial Interest

War Liability
Designated Premises
Designated Operations

Follow Form:

Abuse or Molestation-Following Form
Assault and Battery-Following Form
Advertising Injury-Following Form
Auto Liability-Following Form
Employee Benefit-Following Form
Foreign Liability-Following Form
Liquor Liability- Following Form
Personal Injury-Following Form

Attachments:

Amendment of Insuring Agreement-Known Injury or Damage
Joint Venture Limitation

Knowledge of Occurrence Clause
Notice of Occurrence Clause
Named Insured
Unintentional Errors & Omissions
WC/EL Limitation
Premium Payment Endorsement
Rolling 12 Months Endorsement
NY Changes-Cancellation and Nonrenewal
Umbrella Amendatory Endorsement
120 Day Notice of Cancellation

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

A Risk Purchasing Group ESEur ESSENTIAL SERVICES & PROGRAMS, LLC National Retail Safety Association, Inc.

Notice

PURCHASING GROUP INFORMATION

  By accepting the attached quotation/binder for insurance the applicant acknowledges that:

•
All layers of liability insurance are available only through National Retail Safety Association, Inc. (NRSA)., a Risk Purchasing Group as defined in the federal Liability Risk Retention Act (15 USC §3901 et. seq.) ("NRSA" or the "Purchasing Group");

•	The Inception Date of the insurance shall be the Effective Date of the applicant's membership in NRSA;

•
In order to be insured through RSA the applicant will be required to pay the NRSA Membership Fee in addition to all premiums, fees, costs and assessments in connection with the insurance provided through NRSA;:

•	The Applicant agrees to become a non-voting member of NRSA and to accept, abide by, and be bound by the terms and conditions of membership set forth in this Notice and the Purchasing Group's By-laws;

•
The applicant's membership in the Purchasing Group is conditioned upon the information contained in its application for insurance being correct in all material respects and also conditioned, among other things, upon the applicant's continuing to meet the eligibility criteria for membership in the Purchasing Group.

•
NRSA is not an insurance agent, broker, adviser, consultant or carrier, and is not the guarantor of any insurance policy, contract, agreement or carrier. Neither NRSA nor any of its directors, officers, agents, managers or employees shall have any liability whatsoever arising from the failure to obtain insurance coverage for any member or any claim against a member;

•	In its sole discretion, and at any time, NRSA may modify or discontinue any insurance program or policy.

•
RSA may engage the services of a Manager to manage its operations on such terms and conditions asN RSA's board of directors approve. Currently, the Manager is Essential Services & Programs LLC ("ES&P"). The Manager's compensation shall be determined by NRSA and shall be funded from membership dues and fees;

•
Applicant's only rights as a member of NRSA shall be to apply for and purchase insurance. Applicant shall have no rights to participate in the distribution of any earnings or profits of the Purchasing Group.

•
The applicant's membership in NRSA shall terminate upon: (1) its written resignation from RSA, effective as of the date set forth in such notice; (2) its failure to pay premiums, membership dues, other fees, or taxes to RSA or the Manager when due, or (3) upon termination of the its insurance coverage under all Purchasing Group insurance programs for any reason;

•
NRSA may charge membership fees in such amounts as it or the Manager shall determine in their sole discretion. Such membership fees may not be applied equally or uniformly among all members as to frequency or amount, and may not bear a relationship to a member's premiums or risk exposure;

•
Neither NRSA nor the Manager shall be required to disclose the method by which they computed a given member's membership fee or to prove that the method by which they computed a given member's membership fee is reasonable.

•
The terms and conditions of membership in RSA may be amended, modified, or changed at any time at the sole discretion of NRSA or the Manager, provided that insurance coverage may not be changed retroactively.

•	Applicant's rights are not assignable without the prior written consent of NRSA

•	Failure by NRSA to enforce compliance with any term or condition of the program or its policies shall not constitute a waiver of such term or condition.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Exhibit 4.10 to
The Third Amended and Restated
 Loan and Security Agreement

Capital Leases

None.

Exhibit 4.13 to
The Third Amended and Restated
 Loan and Security Agreement

Taxes

None.

Exhibit 4.17 to
The Third Amended and Restated
Loan and Security Agreement

Litigation

MATTER	CLAIM AMT	DESCRIPTION	STATUS	LITIGATION ACCRUAL
Matters in Litigation/ Mediation:

Picture Patents, LLC v. Aeropostale	Unspecified	Plaintiff purports to own a patent on a technology which permits picture images to be viewed and linked over the Internet. They are claiming our website uses their patented technology.	*	*

Card Technologies v. Aeropostale	Unspecified
Plaintiff purports to own a patent on a technology which allows debit card terminals to talk to a central network and receive authorizations.  They are claiming our debit card terminals in our stores use their patented technology.  They have sued numerous retailers with the same allegations.
			*	*

Ware v. Aeropostale, et al	Unspecified
Plaintiff purports to own a patent on a technology which allows debit card terminals to talk to a central network and generate a transaction code and/or receipt number.  They are claiming our debit card terminals in our stores use their patented technology.  They have sued hundreds of retailers with the same allegations.
			*	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

L.A. Printex Industries v. Aeropostale, et. Al.	Unspecified
Plaintiff is a design house and is making claims against a number of retailers including Nordstrom, Macys, Charlotte Russe and others that we and our vendors, in this case our vendor was M. Bubbles, have infringed upon several pattern designs L.A. Printex Industries alleges they produced and copyrighted in years prior.  They are arguing we used those copyrighted patterns on some women’s long-sleeve Henleys in 2006 and 2007.
			*	*

Administrative Hearings:
Various Employee Claims (EEOC related Claims)	Unspecified	11 active complaints filed by former employees.	*	*

Various Accident Reports/Product Related Claims (Storeline)	Unspecified	15 active accident matters claimed to have occurred in a store (submitted to insurance).	*	*

1369491.1

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Exhibit 4.22

Permitted Management Fees and Other Affiliated Transactions

*

The information redacted includes allocations of assets and liabilities and intra-company transactions structured for tax planning purposes.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Exhibit 4.23 to
The Third Amended and Restated
 Loan and Security Agreement

Excluded Assets

None.

Exhibit 5.5 to
The Third Amended and Restated
Loan and Security Agreement

Form of Borrowing Base Certificate

(See attached).

AEROPOSTALE, INC.

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS ARE LESS THAN $75MM

E-MAIL TO: William Keenan at william.keenan@baml.com			Cert. No.
FAX TO: (617) 434-4312

General Ledger Inventory as of:	7/30/2011			(A)

Stated Inventory Advance Rate:			95.0%	(B)

Inventory Availability (A*B)			$ -	(C)

Major Credit Card Receivables as of:	7/30/2011		$ -	(D)

Major Credit Card Receivable Advance Rate:			90.0%	(E)

Major Credit Card Receivable Availability (D*E)			-	(F)

LESS Availability Reserves:

	Gift Certificates (50% of outstanding)		$ -
	Rent (2 months in WA, VA, PA)		$ -
	Other Availability Reserves (TBD based on results of field exam)		$ -

	TOTAL AVAILABILITY RESERVES		$ -	(G)

Total Uncapped Borrowing Base (C+F-G)			$ -

Total Capped Borrowing Base (not to exceed $175MM)			$ -	(H)

AVAILABILITY CALCULATION

Beginning Principal Balance			$ -
	ADD:	Prior days advance	$ -
	LESS:	Prior day's paydown	$ -

Ending principal balance			$ -

	ADD:	Standby Letters of Credit	$ -
	ADD:	Documentary Letters of Credit	$ -

Total loan balance prior to request			$ -	(I)

Net availability prior to today's request (H-I)			$ -	(J)

ADVANCE REQUEST			$ -	(K)

Net availability after today's request (J-K)			$ -	(L)

The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Third Amended and Restated Loan and Security Agreement (the "Agreement") among the Borrower, the other Loan Parties, and Bank of America, N.A., as Agent for itself and certain other lenders; (b) no event or circumstance which could reasonably be expected to result in a Material Adverse Effect has occurred; (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Borrower’s obligations for sales tax on account of sales since the most recent borrowing under the Agreement; (d) the information set forth above is true and complete in all material respects as of the date hereof (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date, and other than those of which are qualified by materiality, in which case such representations are true and correct in all respects); and (e) no Suspension Event is presently in existence.

Authorized Signer

AEROPOSTALE, INC.

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS EXCEED $75MM

E-MAIL TO: William Keenan at william.keenan@baml.com			Cert. No.
FAX TO: (617) 434-4310

Stock Ledger Inventory at Cost as of:	7/30/2011		$ -

LESS Inventory Reserves:

Shrink			$ -
RTVs			$ -
	Damaged Inventory		$ -
	Other Inventory Reserves (TBD based on results of field exam)		$ -

	TOTAL INVENTORY RESERVES		$ -

Eligible Inventory, as of:	7/30/2011		$ -	(A)

NOLV			TBD	(B)
Inventory Advance Rate			90%	(C)

Inventory Availability (A*B*C)			#VALUE!	(D)

Major Credit Card Receivables as of:	7/30/2011		$ -	(E)

Major Credit Card Receivable Advance Rate:			90.0%	(F)

Major Credit Card Receivable Availability (E*F)			-	(G)

LESS Availability Reserves:

	Gift Certificates (50% of outstanding)		$ -
	Rent (2 months in WA, VA, PA)		$ -
	Other Availability Reserves (TBD based on results of field exam)		$ -

	TOTAL AVAILABILITY RESERVES		$ -	(H)

Total Uncapped Borrowing Base (D+G-H)			#VALUE!

Total Capped Borrowing Base (not to exceed $175MM)			#VALUE!	(I)

AVAILABILITY CALCULATION

Beginning Principal Balance			$ -
	ADD:	Prior days advance	$ -
	LESS:	Prior day's paydown	$ -

Ending principal balance			$ -

	ADD:	Standby Letters of Credit	$ -
	ADD:	Documentary Letters of Credit	$ -

Total loan balance prior to request			$ -	(J)

Net availability prior to today's request (I-J)				(K)

ADVANCE REQUEST			$ -	(L)

Net availability after today's request (K-L)

The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Third Amended and Restated Loan and Security Agreement (the "Agreement") among the Borrower, the other Loan Parties, and Bank of America, N.A., as Agent for itself and certain other lenders; (b) no event or circumstance which could reasonably be expected to result in a Material Adverse Effect has occurred; (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Borrower’s obligations for sales tax on account of sales since the most recent borrowing under the Agreement; (d) the information set forth above is true and complete in all material respects as of the date hereof (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date, and other than those of which are qualified by materiality, in which case such representations are true and correct in all respects); and (e) no Suspension Event is presently in existence.

Authorized Signer

Exhibit 6-3 to
The Third Amended and Restated
Loan and Security Agreement

Bonds

None.

Exhibit 7-1 to
The Third Amended and Restated
Loan and Security Agreement

DDAs

(See attached).

BANK ACCOUNT INFORMATION
as of 8/08/2011

Store #		BANK NAME	ACCOUNT#	ADDRESS
11	Aero	Citizens Bank	*	195 Franklin Blvd.
		eff 8/16/02		Philadelphia, PA 19154
Branch- 215-637-9515
Tel: 800-362-5510
14	corp	Bank of America	*	100 Federal St.
Boston, MA 02110
19	Aero W	Bank of America	*
		11/9/2005		619 S. Mill Ave.
Tempe, AZ 85281
		Kansas		Tel.480-804-9481or 1-888-287-4637
20	Aero	Capital One	*	Newport Mall Towers
525 Washington Blvd.
Jersey City, NJ 07310
		merge with Northfork 3/08		Branch- 201-420-2633

22	Aero	JP Morgan Chase	*	5800 Stoneridge Mall Rd.
Pleasanton, CA 95466
		10/5/2009		rep# Ana Reyes
ph#212-552-8183
23	Aero	PNC Bank NJ	*	1500 Prince Rogers Ave,
Bridgewater, NJ 08807
Branch- 908-218-8998 Heather

25	Aero	JP Morgan Chase	*	Department 1045
Columbus, OH 43271-1045
Tel: 800-965-4408
Branch- 440 886 4300
27	Aero	Key Bank National Assoc.	*	P. O. Box 94825
Cleveland, OH 44101
Tel: 1-888-539-4249
1-800-821-28929
28	Aero	Wachovia	*	Commercial Customer Service
1525 W/T/ Harris Blvd
Charlotte, NC 28288-1146
Tel: 800-222-3862
29	Aero	Chase Bank	*	PO Box 6001
Mt. Vernon, NY 10538
Branch-845-623-0469

30	Aero	JP Morgan Chase	*	Staten Island Mall
2655 Richmond Avenue
Staten Island, NY 10314
Tel: 718-761-4105, Kathy Roma

31	Aero	Bank of America	*	Rockaway Mall
301 Mt. Hope Ave.
Rockaway, NJ 07866
rep# Teresa Duggal
800-699-7188 ext#26143
34	Aero	M & T Bank	*	1282 longPond Road
Rochester, NY 14626
Main Branch-585-225-9729
Branch- 585-453-9793

35	Aero	Citizens Bank	*	Ross Park Mall Office
		Effective 8/46/02		1000 Ross Park Mall Drive
Pittsburgh, PA 15237
Branch- 412-366-9710
Fax: 412-366-9468
36	Aero	BB & T Bank	*	4507 Shelbyville Rd
		2/4/2007		Louisville, KY 40207
Cindy Bettler ph 502-891-2676
fax 502-891-2666
37	Aero E	TD Banknorth	*	Commerce Atrium
1701 Route 70 East
Cherry Hill, NJ 08034-5400
Branch- 856-667-6400 Andrew Krause
Branch. Cherry or Frank
38	Aero	Wells Fargo Bank	*	65 N. Winchester Blvd.
Santa Clara, CA
		switched account number only 7/3/10		Patricia Barclay
Ph#303-470-8908
41	Aero	Charter One Bank	*	600 South Governor Highway
Peotone, IL. 60468
		effective 7/12/03		Branch #708-258-2622 Sandy
Fax #708-258-2626
43	Aero	M & T Bank	*	300 Lycoming Mall Cir., # 2024
Pennsdale. PA 17756
Danielle
Ph (570) 546-8303
Fax (570) 546-6852

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

46	Aero	Wachovia	*	1205 Grape Street, PA2006
Whitehall, PA 18052
		4/15/2003		Nancy Chenoweth
Ph 610-264-5505 Fax 610-264-5269
48	Aero	PNC	*	285 Fort Couch Rd.
Pittsburgh, PA 15241
		9/8/2009		ph# 412-835-0800

49	Aero	PNC Bank	*	312 West Route 38
Morrestown, NJ 08057

Tel: 800-762-3955 -Branch- 609-272-0748
50	Aero	Salem Five Bank	*	210 Essex Street
Salem, MA 01970
800-322-2265 ext#3500
Nichol #781-231-2153
51	Aero	Bank of America	*	100 N Broadway
		6/29/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
52	Aero	JP Morgan Chase	*	300 Sunrise Mall Shopping Center
Sunrise Highway and Carmens Road
		10/1/2009		Massapequa, NY 11758
Nelida, bank rep.
Branch- 516-797-5131 -fax 516-799-1874
54	Aero	Citibank, N.A.	*	PO 5780 Grand Central Sta.
		6/22/2006		New York, NY 10163
Branch- 212-290-7711 Bryan
212-290-7701 Michael Lonecke
212-629-4853 direct phone Leslie Cuzano
56	Aero	Washington Federal Savings Bank	*	1500 Chestnut St.
Washington, PA 15301
Janet Gantz
ph#724-223-8000
fax# 724-223-8145
57	Aero	Canandaigua National	*	72 South Main Street
		Bank and Trust Company		Canandaigua, NY 14424
Branch- 585-425-4440
1-800-462-1714 for Deposit tickets
58	Aero	Bank of America	*	Route 17 & Route 4
		11/9/2005		Paramus, NJ 07652
Branch- 201-845-5450
fax 201-845-4745
59	Aero	M & T Bank	*	East Henrietta Office
44 Exchange Street
Rochester, NY 14614-2097
Branch- 585-427-2906
60	Aero	Citizens Bank	*	1055 W. Baltimore Pike
		Effective 8/16/02		Lima, PA 19060
Tel: 800-862-6200
Branch- 610-565-1844
62	Aero	Key Bank	*	2000 Walden Ave Suite B-216
		Tax ID # 13-3354541		Cheektowaga, NY 14225
ph#716-683-0481
1-888-539-4249
63	Aero	Bank of America	*	100 Federal Street
Boston, MA 02106
		11/9/2005		Tel: 800-353-3824

65	Aero W	Bank of America	*	Del Amo Fashion Center
		11/9/2005		Torrance, CA

66	Aero	HSBC as of 8/14/00	*	Roosevelt Field Mall
Garden City, NY 11530
Tel: 800-737-8254
Branch Manager: Christopher Trakas
Branch- 516-741-2900 Fax 516-741-6260

67	Aero	Capital One	*	2003 Smith Haven Plaza
Lake Grove, NY 11755
1-800-655-2265
Usman/Nicole helped me out-melissa
68	Aero Kids	Valley Naitonal Bank	*	40 Meadowlands Parkway
Secaucus, NJ 07094
Brian Weber
Fax: 201-325-9333

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

70	Aero	Bank of America	*	100 Federal Street
		11/9/2005		Boston, MA 02106
Tel: 888-267-2627

71	Aero	Bank of America	*	4300 West Saginaw
Lansing, MI 48917
		2/2/2009		Jean Pemper
Ph#800-654-8506 ext 5760 fax#617-235-2580
75	Aero	Wachovia	*	Judy Gonsales
		7/30/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
77	Aero	First Tennessee Bank	*	2221 Hamilton Place Blvd.
Chattanooga, TN 37421
Mariam Smith or Alicia Detweiler-Lorenz
Branch- 423- 756-1011

78	Aero	Pennstar Bank	*	Financial Center
409 Lackawanna Ave. Suite 201
Scranton , PA 18503-2045
Branch- 570-341-8000
79	Aero	Chevy Chase Bank	*	P.O. Box 1296
Laurel, MD 20707 Reaz
Branch- 703-418-2926 *5 or 800-825-9000
corporate #800-987-2265
81	Aero	First Union National Bank	*	Attn: CIC-MC 9288
P.O. Box 740074
Atlanta, GA 30374
Branch- 770-275-3862- 800-222-3862
84	Aero	Wachovia	*	3400 Satellite Boulevard
		new account as of 6/20/00		Duluth, Georgia 30096
Velma Warren,Branch-770-813-4630
1-800-275-3862 -fax 770-813-4639
85	Aero	Huntington National Bank	*	P.O. Box 6054
Indianapolis, IN 46206-6054
Branch- 317-841-0346
Fax #317-841-0348
86	Aero	Bank of America	*	P.O. Box 4899
Atlanta, GA 30302-4899
Tel: 800-299-2265
branch- 770-423-5177 Nancy O'Brien
87	Aero	Key Bank	*	Key Bank Branch 563
		open 4/99		1 Crossgates Mall Road
Albany, NY 12203
Branch- 518-869-0890 Mary
Fax: 518-869-0985
88	Aero W	Bank of America	*	P.O. Box 29966
Phoenix, AZ 85038-0966
800-432-1000

89	Aero	HSBC	*	Route 6 at Lee Boulevard
Yorktown Heights, NY 10598
1-800-975-4722

90	Aero	Banknorth N.A.	*	Trumbull Branch
Trumbull, CT 06601-1899
1- 800-526-9846
Branch-203-452-2401, fax 203-365-6574
91	Aero	Wilmington Trust	*	5107 Concord Pike
		As of 3/29/02		Wilmington, DE 19803
Joyce Worsley

800-523-2378, 302-472-3322
92	Aero	PNC Bank	*	3 Oxford Valley Mall
Langhorne, PA 19047
Branch- 215-750-8600
877-287-2654
93	Aero	Valley National Bank	*	Paramus Park
East 58 Midland Avenue
Paramus, NJ 07652
201-265.1888 (Ryan)
99	Aero	JP Morgan Chase	*	5230 Kings Plaza
Brooklyn, NY 11234
		10/30/2009		Maria Prezioso
tel: 718-692-5850
100	Aero	Valley National Bank	*	Paramus Park
East 58 Midland Avenue
Paramus, NJ 07652
201-265.1888 (Ryan)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

102	Aero	Wachovia	*	PA6645 Park City Office
437 Park City Center
Lancaster, PA 17601-2711
Attn: Nancy Benson Tel: 717-295-8639
Fax: 717-291-3790
103	Aero	Huntington National Bank	*	67844 Mall Ring Road
St. Clairsville, OH 43950
Anita, Carol DeBonis
Branch- 740-695-4101
Deluxe #1-800-328-7205 deposit slips
104	Aero W	Bank Of America	*	P.O. Box 27128
		11/9/2005		Concord, CA 94520
800-622-8731 (california business phone # )
clark american 800-234-6147
105	Aero	First Niagara	*	711 Mall Circle Drive
Monroeville, PA 15146
		9/4/2009		Diane ph#412-373-8881

106	Aero	Bank of America	*	Natick mall #4061
		11/9/2005		Natick Mall ( Rte 9 West )
Natick, MA 01780, Amy ops mgr or Martha
Branch 508-653-4044 or 1-800-767-8637
108	Aero	Nations Bank	*	19645 Biscayne Blvd.
Aventura, FL 33180
Tel: 800-628-5677
Tel: 305-899-4100
109	Aero	Key Bank	*	P. O. Box 94825
Cleveland, Oh 44101
1- 800-891-8918
Branch- 330-489-5544
110	Aero	Chevy Chase Bank	*	21100 Dulles Town Center
Dulles, VA 20166
Linda Howard, Branch- 301-987-2265
Fax: 703-406-7343 - 800-987-2265
111	Aero	Bank of America	*

		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580
112	Aero	Bank of America	*	100 Federal Street
		11/9/2005		Boston, MA 02106
1-800-353-3824

113	Aero	Bank of America	*	G 4584 Miller Road
Flint, MI 48507
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580

114	Aero	Huntington National Bank	*	P. O. Box 6054
Indianapolis, IN 46206-6054
Carla Branch- 317-888-3100 Fax #317-888-2674
1-800-284-4090
115	Aero	Key Bank	*	3685 Eiry Blvd East
		8/23/2007		Dewitt, NY 13214
Kathy Malye 315-446-1383
fax: 315-446-9021
116	Aero	Key Bank	*	University Park
525 W. Cleveland
Mishawaka, IN 46545
Branch -219-237-5374
Cash management: Tel: 219-296-2432
Fax: 219-237-5509
117	Aero	Wachovia	*	10 Xavier Dr.
Yonkers, NY 10704
Branch#914-963-8705
1-800-222-3862
120	Aero	M&T	*	11175 Mall Circle
Waldorf, MD 20603
ph#301-705-7837
		1/8/2010		fax#301-932-5188
rep# Sharon Coates
ph#410-244-4207
121	Aero	Wells Fargo Bank	*	Alma School - Fiesta Mall Office
P.O. Box 6995
Portland, OR 97228-6995
1-800-225-5935
123	Aero	JP Morgan Chase	*	Great Lakes Mall Branch 0142
7850 Mentor Avenue
Mentor, OH 44060
Attn. Venessa, Branch-440-352-5531

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

124	Aero	First Tennessee	*	Knoxville Branch
3031-a/13 Mall Road North
Knoxville, TN 37924
Sandra Irick, 865-971-2100

127	Aero	Wachovia	*	P.O. box 2870
Jacksonville, FL 32231
Branch-239-277-5980
1-800-669-6996
129	Aero	PNC Bank	*	2431 Main St.
Lawrenceville, NJ 08648
Branch 609-896-2097 or 2081
1-877-287-2654 Money Rm 1-800-399-2260
1800-762-2265
130	Aero	Bank of America	*	Summit Bank
		11/9/2005		30 Columbia Turnpike
Florham Park, N.J. 07932
ph 973-377-2580 Mickael
131	Aero	Wachovia	*	Branch Address:
1214 Hooper Avenue
Toms River, NJ 08753
1-800-566-3862, Branch-732-244-2000
132	Aero	HSBC as of 8/14/00	*	Walt Whitman Mall
Huntington Station, NY 11746-4147
Branch #631-423-7201
Fax #631-423-9847
133	Aero	US Bank	*
		Dec 05 rolled to TRECS		513-632-4141
1-800-627-7827
branch #513-870-0833

134	Aero	PNC Bank	*	P. O. Box 17700
New Brunswick, NJ 08906-7700
Tel: 877-287-2654
135	Aero	TD Bank		918 Bethlehem Pike
			*	Montgomeryville, PA 18936
Shafin Esmail
		6/20/2011		Ph# 215-412-4174
Fax# 215-412-4178
136	Aero	Chase Bank	*	235 Main Street
White Plains, NY 10601
Branch-914-682-0240 Fax: 914-682-9526
Felicia Etiene
137	Aero	Bank of America	*	One Bethleham Plaza
		11/9/2005		Bethlehem, PA 18018-5781
Branch-'215-659-6101 Debbie
1-800-282-2265
138	Aero W	Bank of America	*	P.O. Box 27128
		11/9/2004		Concord, CA 94520
1-800-432-1000
Maria Rector EXT 7500
139	Aero	HSBC Bank USA	*	541 Route 211 East
		Formerly		Middletown, NY 10940
Marine Midland Bank
		same acct#		Carmen branch #845-692-4436
customer service #800-975-4722
140	Aero	M&T	*	2100 Park St.
Syracuse, NY 13208
		8/30/2008		ph#315-474-2280 fax# 315-474-4208
141	Aero W	Bank of America	*	P.O. Box 27128
		Aero West		Concord, CA 94520
Branch #925-692-6351
Corporate #800-622-8731 order deposit slips
142	Aero	First American Bank	*
Kristina Jackson
		new bank and new account		847-403-8307 Personal Banker
Branch-847-816-9100
Fax #847-816-2193
143	Aero	First American Bank	*	80 Stanford Drive
Bloomingdale, IL 60108
Paul Gendusa
Ph 630-295-6889 x 100

144	Aero	TD	*	1450 Clements Bridge Rd.
Deptford, NJ 08096
		10/4/2010		Maria King or Leah
Ph#856-845-2059 Fax#856-845-3475
145	Aero	Wachovia	*	18 Gariatt Road
Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862
1-800-473-3862 Fax 800-214-6988

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

146	Aero	JP Morgan Chase	*	Mail Suite 0314
Chicago, IL 60670-0314
847-240-6450
800-404-4111customer service
147	Aero	JP Morgan Chase	*
Fox valley - Aurora Branch
Lynn Pfieffer - Asst. Branch Manager
Branch-630-851-3416
148	Aero	Wachovia	*	18 Gariatt Road
Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, Branch-203-944-4043
149		Northwest Savings Bank	*

150	Aero	Bank of America	*	P.O. Box 6858
		11/9/2005		Freehold, NJ 07728
Tel: 1-800-727-8637

151	Aero	Bristol County Savings	*	851 County St.
Taunton, MA 02780
		8/5/2010		Richard Clark
Ph#508-824-1756
152	Aero	PNC Bank	*	Client Services - Tel: 877-824-5001
222 Delaware Ave.
Wilmington, DE 19899
Dawn Davis, Eden Square Branch-302-292-0864
153	Aero	Bank of America	*	P.O. Box 27025
Richmond, VA 23261-7025
Tel: 800-432-1000

154	Aero	Bank of America	*	100 N Broadway
		2/26/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
157	Aero	JPMorgan Chase Bank	*	One Indiana Square MI400
Indianapolis, IN 46206
Branch-219-738-4254
1-800-433-8248
158	Aero	M & T Bank	*	P.O. Box 767 (Boulevard Mall)
Buffalo, NY 14240
Branch-716-832-4051
Fax: 716-834-1476
159	Aero	JP Morgan Chase	*	2687 Fairfield Commons
Beavercreek, OH 45431
Angie Owens or Hope Day
Ph 937-443-6205 Fax 937-443-6255

160	Aero	Bank of America	*	Regional Center, VA2-125-04-01
PO Box 27025
Richmond, VA 23261-7025
Tel: 800-232-5252
162	Aero	Suntrust Bank	*	Lake Mary Office - 0039
P.O. Box 628096
Orlando, FL 32897
Branch-407-850-6591, 1-800-786-8787
164	Aero	BB&T	*	11400 Midlothian Turnpike
		as of 10/14/03		Richmond, VA 23235
Branch-804-697-5341, Fax-804-897-7629
Barbara Byrd, mgr
166	AERO	Capital One	*	89-01 Queens Blvd
Elmhurst, NY 11373
		merged		Branch-718-672-7500, 1-800-510-6994
Margaret Spano, Manager
167		HSBC Bank	*	3935 Route 31
Liverpool, NY 13090
Estella Taylor-Greene
Ph 315-622-0509 Fax 315-622-0474
169	Aero	M&T	*	4630 Commercial Drive
P O Box 718
		as of 12/2007		New Hartford, NY 13413-0718
Branch: 315-736-0513 Fax: 315-736-1041
Francine Butler

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

171	Aero	Dollar Bank	*	988 E. Pittsburgh Street
Greensburg, PA 15601
		8/11/2003		Cathy Daversa
Ph 724-836-7455 Fax 724-836-8829

*
172	Aero	Wilmington Trust		Rodney Square North
1100 North Market St.
Wilmington, DE 19890
Branch- 302-735-2010 -1800-523-2378
174	Aero	Chase Bank	*	P. O. Box 6001
Mt. Vernon, NY 10538
Branch- 516-823-3601
Fax: 516-872-4240 Louise Borelli
175	Aero	Lafayette Bank and Trust	*	133 North 4th Street
		open 6/23/99		Lafayette, IN 47902-1130
Tracey Linder
Branch- 765-423-3821

176	Aero	TD Banknorth	*	Newington Office
P. O. Box 4548
Postsmouth, NH 03802-4548
Branch- 603-433-2808, 603-430-3812
177		Tompkins Trust Company	*	40 Catherwood Drive ( Pyramid Mall )
		eff 9/02		Ithaca, NY 14850
Michelle Bennett
Ph 607-257-7900 Fax 607-266-0477
178	Aero	Citizens Bank	*	1300 Ulster Ave, Suite 110
		6/15/2007		Kingston, NY 12401
PH: 845-336-7920
Fax: 845-336-7922
Duane Wolff

183	AeroW	Bank of America	*	P. O. Box 29966
Phoenix, AZ 85038-0966
		change to aero west August		1-800-944-0404
1-800-234-6147 Clark American
184	Aero	JP Morgan Chase	*	2372 Palisades Center Drive
West Nyack, NY 10994
1-800-788-7000
Branch 845-348-3300 option #3

185	Aero	Capital One	*	1701 SUNRISE HWY
BAY SHORE, NY 11706
PH. 631-665-3500
FAX. 631-665-8834
186	Aero	M&T Bank	*	New Town Office
9780 Groff Mill Drive
		Formerly Allfirst		Owings Mills, MD 21117
		effective 7/03		Branch Manager: Judith E. Volley
		same acct #		Tel: 410-654-8406 Fax: 410-654-8409
Customer Service -800-724-6070
188	Aero	Suntrust	*	2020 Old Fort Pkwy
Murfreesboro, TN 37129
		2/1/2010		Branch ph# 615849.7211
Yolanda Greene ph#615-849-7211
Fax# 615-849-7104
189	Aero	Bank of America	*	4300 W. Saginaw Hwy. (43-44)
Lansing, MI 48917
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580

190	Aero	Key Bank	*	2950 Miamisburg - Centerville Road
		Open 4/99		Dayton, OH 45459
Felicia Paterson Branch 937-439-0603

191	Aero	Wachovia	*	18 Gariatt Road
		closing on 2/5/07		Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, PRESS 706 at recording
192	Aero	Bank of America	*	14 North Main St.
Manchester, CT 06042
		5/1/2011		Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657
193	Aero	Wachovia	*	1970 West New Haven Ave.
Exton, PA 19341
effective 9/16/2004
Karen Singletary
404-214-1432

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

194	Aero	Citizens Bank	*	Mall of New Hampshire
1500 South Willow Street
Manchester, NH 03103
Steven Scheiner
Tel: 603-634-5550 Fax: 603-634-5551
Carol # 603-770-5975 order deposit slips
195	Aero	Bank of America	*	Mail Stop CT OP 0009
		11/9/2005		260 US Route 1
New London, CT 06320
Stella Bergeson 860-447-6181

196	Aero	Chevy Chase Bank	*	Springfield Mall Branch
		6/30/1999		6609 Springfield Mall
Springfield, VA 22150
Bob Koehler 703-924-1251
Tel: 800-987-2265
197	Aero	Wachovia	*	185 Annapolis Mall
		Open 7/16/99		Annapolis, MD 21401
Jennifer Stumpf
Tel: 800-704-0883
198	Aero	JP Morgan Chase	*	15100 LaGrange Road
Orlando Park, IL 60462
		8/3/2004		Jane Zabelka
Ph 708-873-7701 Fax 708-873-7748
Corporate #888-434-3030
200	Aero	Bank North	*	P.O. Box 6159
Peabody, Massachusetts 01961-6159
Evelyn or Kim
978-531-5414
201	Aero	PNC	*	7401 Market Street
Boardman, OHIO 44512
Fax: 330-726-3362 Karen Pancake
Ph 330-742-4083
202	Aero	Bank of America	*	831 Brown Rd.
Lake Orion, MI 48359
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580
203	Aero	B B & T Bank	*	2152 Northwoods Blvd.
		open 7/15/99		Charleston, SC 29406
Colleen Hufford
Tel: 843-937-6740 Fax: 843-569-2121
204	Aero	US	*	Mall of America
9633 Lyndale Ave. S
		2/1/2010		Bloomington, MN 55420
Diana Vance
Ph# 216-623-9248
205	Aero	PNC	*	Southland Office
451 Clairton Blvd.
Pittsburgh, PA 15235
Joanne Biles
1-800-352-0186- branch 412-653-6220
206	Aero	Wachovia Bank	*	Medical Park Office
		10-Aug		2000 South Hawthorne Road
Winston-Salem, NC 27103
		BAI in effect		Attn.: Roxanne Nifong-Lackey
		2/1/2005		Ph 336-765-0414- fax 336-768-9775

207	Aero	Chemical	*	4495 Wilson Avenue
Grandville, MI 49418
		7/30/2010		Pam Davis
ph#616-588-7588

208	Aero	Citizens Bank	*	189 Canal Street
		10-Aug		Providence, RI 02903
Tel: 401-282-2523 800-862-6200
Michael Gervasini Fax: 401-455-5508

209	Aero	Bank of America	*	670 George Washington Highway
		9-Nov		Route 116N
Lincoln, RI 02865
400 East Main Street (Branch)
Meriden, CT
Shaun Callahan 203-634-7130
Kimberly J. Schwartz - branch manager

213	Aero	Key Bank	*	691 Richmond Road
Richmond Heights, OH 44143
		CLOSED		Linda Myers 440-449-5301

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

214	Aero	Key Bank	*	17333 Southpark Center
Strongsville, OH 44136
		effective 3/5/04		Donna Steinc
Ph 440-238-2300 Fax 440-238-2314
215	Aero	PNC Bank	*	445 W. Colliseum Blvd.
Fort Wayne, IN 46805
Tel. 260-373-0512
Reneta Rhurairatnam
216	Aero	Bank Champaign	*	South Neil at Devonshire Drive
Champaign, IL 61824-1490
Tracy A. Lutz 217-351-2876

218	Aero	Chase Bank	*	3265 W. Market Street
Summit Mall # 170
Akron, OHIO 44333
Amy Lorentz Tel: 330-972-1930

219	Aero	JP Morgan Chase	*	Ohio/West Virginia Markets
PO Box 260180
Baton Rouge, LA 70826-0180
Ph 330-972-9250

220	Aero	Old National Bank	*	2718 E. Third Street
Bloomington, IN 47401
Ralph Huestis
Branch #812-330-2680
Fax #812-331-4022
221	Aero	Old National Bank	*	1001 McGalliard Road
Muncie, IN 47303
Leah Beeson
Ph 765-284-6191 Fax 765-284-6209
1800-431-Bank
222	Aero	TD Bank North	*	1000 MacArthur Blvd.
Mahwah, NJ 07430
Cust. Service 1800-482-5465
branch #610-825-2740 Iliac Martinez
223	Aero	Wachovia Bank	*	702 Haywood Road
		12/11/2003		Greenville, SC 29607
BAI
		2/1/2005		Ph 864-239-1913 Fax 864-676-9366
224	Aero	Bank of America	*
11/9/2005

BRANCH:908-351-2270
225	Aero	Regions	*	5005 Washington Pike
Knoxville, TN 37917
		merged AmSouth 12/7/07		Beth Hackleroad
Ph 865-521-5157 Fax 865-521-5121

226	Aero	Comerica Bank	*	Meridian Mall
		12/12 rolled to bai reporting		1982 East Grand River Ave.
Okemis, MI 48864
Ken Pyciak Tel: 517-349-0091
fax 517-349-6340
227	Aero	Huntington National Bank	*	10 E Main Str
Salineville, OH 43945
Jeff Apardian
419 254-7052 ext 3216
419 473-2249 fax
Jim 412-227-4862
228	Aero	PNC Bank	*	2720 Potomac Mills Circle
		5/13/2005		Woodbridge, VA 22192
Ph 877-287-2654
PNC acquired Riggs bank
229	Aero	Bank of America	*	Coventry Mall
		11/9/2005		Route 724 and 100
Pottstown, PA 19465
Linda M Robinson Tel: 610-327-1110
Fax: 610-970-2197 BRANCH:610-327-1110
230	Aero	First Tennessee	*	7082 Bakersbridge Road
Franklin, Tennessee, 37064
Agnes Nichols 615-790-5130

231	Aero	Bank of America	*	25230 Michigan Avenue
Dearborn, MI 48124
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext 5760 fax#617-235-2580

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

233	Aero	Exchange Bank of Alabama	*	3003 Rainbow Drive
Gadsen, AL 35901
Joyce Frohock
PH 256-442-3003

234	Aero	Wachovia	*	Colonial Park Financial Center
53 Colonial Park Mall
Harrisburg, PA 17109
Dwight Smith
717-540-4461
717-652-8718 fax
235	Aero	Regions	*	5236 Hickory Hollow Parkway
Antioch, TN 37013
		merged AmSouth 12/7/07		Sheri Parsons or Lisa Griffith
phone 615-736-6130
236	Aero	Bank of America	*	Pheasant Lane Mall
		11/9/2005		310 DW Highway
Nashua, NH 03060
Joanne Mahoney
Tel: 603-888-9952

237	Aero	Huntington National Bank	*	613 Beaver Valley Mall
Monaca, PA 15061 1-877-619-0011 Michlle
724-728-8770 724-728-7339
Ginger McKeown
238	Aero	First Financial Bank	*	Honey Creek Mall
3401 S. US Hwy 41
Terre Haute, IN 47802
Brenda Thomson, 812-238-6437
239	Aero	Regions	*	900 Rivergate Parkway
Goodlettsville, TN 37072
Karen Wallace
		merged AmSouth 12/7/07		phone 615-748-2706 Fax 615-748-2704

240	Aero	Wachovia	*	1201 Walnut St.
Cary, NC 27511
Karen Singletary
		5/1/2011		404-214-1432

241	Aero	Huntington National Bank	*	17 South High Street
Attn. MA10
Columbus, OH 43215
Stephanie Schleppi
mall booth 614-480-0161, beth-4004, sharron 4442

242	Aero	United National Bank	*	234 Grand Central Mall
Vienna, WV 26105
Michael Sweet or Sheila
phone 304-485-3811
304-424-4612 Downtown Branch
243	Aero	Bank of America	*	2105 N. Roane St.
Johnson City, TN 37604
		12/3/2007		Fax# 617-310-3332
Rep. Frank Tarara

244	Aero	TCF	*	2989 White Bear Ave.
Maplewood, MN 55109
		11/24/2008		Sarah Wadi
ph# 651-748-9060
245	Aero W	Commerce Bank-WEST	*	1699 Clarkson Road
Chesterfield, MO 63017
314-726-2255, ph; 314-746-5015 fax
Brady Lewis; Gina
246	Aero	JP Morgan Chase	*	Mail Code OH2-5210
1805 Brittian Road
Akron, OH 44310
ph 330-972-1915; fax 330-972-1390
Chastity Booth, Mary Anne Nutter
247	Aero	Chemical Bank	*
333 E. Main Street
Midland, MI 48640-0231
Keith A Wenzel
Ph 989-790-1202
Fax #989-790-9080

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

248	Aero	Trustco Bank	*	3065 Route 50
Saratoga Springs, NY 12866
Chris Jordan
Ph 518-583-1716

249	Aero	SunTrust Bank	*

branch# 828-299-5582

250	Aero	Wells Fargo	*	100 West Burnsville Parkway
Burnsville, MN 55337
Annette Schilling 612-316-3794, fax 3797
Mall branch 90 W. County Highway 42
Burnsville, MN 55337
800-225-5935 order slips 800-289-3557
251	Aero	Fifth Third Bank	*	1250 North Green River Road
		12/12/05 rolled to bai reporting		Evansville, IN 47715
Cindy Lucke
Ph 812-474-2745 Fax 812-474-2746

252	Aero	Bank of America	*	414 Union Street
		11/9/2005		Nashville, TN 37239-1697
Jacqueline J. Wilson
Tel: 615-749-3863 Fax: 615-749-3378
253	Aero	Montgomery First National Bank	*	180 Crestwood Plaza
		effective 3/24/03		St. Louis, MO 63126
Flery Langholz
Ph 314-962-8888 Fax 314-213-4501
254	Aero	Bank of America	*	100 Mid Rivers Mall Drive
		11/9/2005		St. Peters, MO 63376
Jane Ramey
636-278-4469 Fax 636-397-6524

255	Aero	Harris Bank St. Charles	*	1 East Main Street
St. Charles, IL 60174-1981
Charlotte. E. Johnson-Dunlop
Ph 630-377-6894 Fax 630-377-7157
1888-489-2265
256	Aero	Sovereign	*	21 Commerce Way
Plymouth, MA 02360
		8/1/2011		Wayne Benner
Ph#781-585-1001
257	Aero	PNC Bank	*	One National City Center, Suite 100
Indianapolis, IN 46255
317-267-7902 ph; 317-267-7905 fax
Amy Fukumoto, Vicki
258	Aero	Chevy Chase Bank	*	7935 Tysons Corner Center
Mclean, VA 22102
Missa Khatib
Ph 703-883-3915 Fax 703-883-3918
259	Aero	Bank of America	*	Waterloo Banking Center
		11/9/2005		Hanover, MD 21076
Pam Wiley
Ph 410-799-1744, fax 410-799-1263
Elisabeth Abernathy, nat'l rep 615-749-3163
260	Aero	Elmira Savings Bank	*	333 East Water Street
Elmira, NY 14901
607-739-0341 ph; 607-739-0457 fax
Phyllis
261	Aero	BB&T	*	9259 Mall Road
Morgantown, WV 26505
Kellie Shaffer
Ph 304-983-9018
262	Aero	Wachovia	*	6300 Arbor Place Boulevard
Douglasville, GA 30135
770-920-3700 #4, phone
Sherrie Wylie, manager
263	Aero	Capital City Bank	*	Governor's Square Mall Office
P.O. Box 900
Tallahassee, FL 32302-0900
ph 850-402-7500-fax 850-878-9120

264	Aero	Bank of America	*	GA8-309-01-01
		11/9/05		3855 Bloomfield Road
Macon, GA 31206-3613
ph 912-474-1415; fax 912-474-1418
Brenda Mitchell
265	Aero	US	*	2400 Maple Grove Rd.
Duluth, MN 55881
		5/20/2011		Rep: Becky Matthews ph#314-418-2920
branch #218-723-2903

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

266	Aero	Bank of America	*	6200 Aurora Avenue, Suite 101E
		11/9/2005		Urbandale, IA 50322-2896
Linda Pollock
Ph 515-235-2906, 800-362-1615 ext 2906
Fax 515-235-2992
268	Aero	Regions	*	4485 Poplar Avenue
Memphis, TN 38117
		merged AmSouth 12/7/07		901-762-5955, 901-685-7911
Clare Pannell
269	Aero	Bank of America	*	100 N Broadway
		3/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

271	Aero	Liberty Federal Savings	*	698 Belair Road, Suite h-6
		and Loan Association		Bel Air, MD 21014
Amy Chmielewski
Ph 410-879-3568 Fax 410-879-7016
272	Aero	Regions Bank	*	331 University Boulevard
Tuscaloosa, AL 35401
		merged AmSouth 127/07		Tel: 800-267-6884
Patsy Montague Tel 391-5770
273	Aero	BB&T	*	Box 2015 Meadowbrook Mall
Bridgeport, WV 26330
ph 304-842-7313, fax 304-842-5280 Will
Charlotte Sidow, Barb Brewer

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

274	Aero	PNC	*	3902 Milan Road
Sandusky, OH 44870
Judy Edinger
Ph 419-621-2980 Fax 419-621-2986
275		PNC	*	Keith Stone
1332 E.Empire Str
Bloomington, IL 61701
ph 309-823-3281
fax 309-823-3279

276	Aero	Riggs National Bank	*	1201 Wisconsin Ave NW
Washington, DC 20007
Tel: 202-835-5591
Mrs. Lyles

277	Aero	Bank of America	*	495 Union Street
		11/9/2005		Waterbury, CT 06702
Debra Neri
Ph 203-757-8404 Fax 203-757-8442

278	Aero	Bank of America	*	White Marsh Mall Branch
		9/25/2006		Baltimore, MD 21236
Casey Carrow
Ph 410-986-1970 Fax 410-986-1975

280	Aero	First Citizen's Bank	*	8541 Concord Mills Blvd.
Concord, NC 28027

Tracey Jacobs
Ph#704-979-3165
Fax#704-979-3166

281	Aero	Dubuque Bank and Trust	*	1398 Central Avenue
		Company		Dubuque, IA 52001-5051
Jeffrey Timmerman
Ph 319-556-1994, 319-589-2150

282	Aero	Wachovia	*	3430 Wrightboro Raod
Augusta, GA 30909
Lori Evans
Ph 706-667-2256 Fax 706-868-4640

283	Aero	Wachovia	*	Independence Center
3750 Oleander Drive, NC3241
Wilmington, NC 28403
Wally Simpson
PH 910-793-3710 Fax 910-793-3707
284	Aero	Conway National	*	9726 Highway 17 North
Myrtle Beach, SC 29572
		4/4/2010		Suzette Jackson
Ph# 843-449-3373 Fax# 843-449-9967
285	Aero	RBC Bank	*	611 E. Arlington Blvd.
Greenvile, NC 27858
Brian Landreth
Ph 252-551-7800 Fax 252-551-7805
286	Aero	Key Bank	*	688 N-Lex Springmill Road
Mansfield, OH 44906
Sue Schell
Ph 419-529-5214 Fax 419-529-9934
287	Aero	Sovereign Bank	*	791 Purchase Street
New Bedford, MA 02740-6300
		as of 10/18/04		Tricia Farrington
Ph 508-994-6155
288	Aero	Fifth Third Bank	*	Eastland Banking Center
		12/12/05 rolled to bai reporting		2810 S. Hamilton Road
Columbus, OH 43232
Judy Holzbacher
Ph 614-864-1870 Fax 614-864-1732
289	AERO	Comerica Bank	*	3215 28th Street
		12/12/05 rolled to bai reporting		Grand Rapids, MI 49512
Sherrie
Ph 616-957-0551 Fax 616-957-3419

290	Aero	First Citizens Bank	*	1862 Highway 70 South East
Hickory, NC 28602
Cassie Hensley
Ph 828-326-1186
branch #828-326-1163

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

291	Aero	Wachovia Bank	*	consolidated accounts
		wachovia acquired Southtrust		any questions call Judy Goncalves
		11/08/05		at 800-590-7868

292	Aero	First Westroads Bank	*	10855 West Dodge Road
Omaha, NE 68154
Kathy Hess
Ph 402-391-7204 Fax 402-391-2793

293	Aero	Chase Bank	*	7 West Main Str, Riverhead, NY
		10/15/2007		Teresa 312-954-3713

294	Aero	Citizens Bank	*	1250 Baltimore Pike
		Effective 8/16/02		Springfield, PA 19064
Lisa Carey-Kerr
Ph 610-328-2184 Fax 610-328-3363

297	Aero	Comerica Bank	*	35795 Gratiot Avenue
		12/12/05 rolled to bai reporting		Clinton Township, MI 48035
Gwen Rashid, Sharon
Ph 586-791-0801
fax 586-791-7112
299	Aero	Capital One	*	6920 Bluebonnett Blvd.
Baton Rouge, LA 70810
		4/5/2009		Giatana White
Ph#504-533-5344 or 504-533-3016

300	Aero	US	*	312 Raintree Rd.
Mankato, MN 56001
		4/4/2011		Mary Kaisershot
Ph 507-387-9460
Rep Becky Matthews #314-418-2920
301	Aero	Wachovia	*	Wachovia consolidated accts
		11/1/2005		any questions call Judy Goncalves at Wachovia
800-590-7868

302	Aero	Community Bank and Trust	*	1851 North Elm Street
Commerce, GA 30529
Melissa Morris
Ph 706-336-3202

303	Aero	TCF National Bank	*	1801 Plymouth Road
Minnetonka, MN 55305-1963
John D Gahley
877-784-8239
612-333-2722
304	Aero	Bangor Savings Bank	*	687 Hogan Rd ,Bangor , ME 04401
		9/12/2007		Ph: 207-942-4818
Fax: 207-942-4819
Cindy Stevens

305	Aero	HSBC Bank	*	107 Oakdale Mall
Johnson City, NY 13790
Maryanne
Ph 607-798-8896
Fax 607-798-0354
306	Aero	US Bank	*	1350 Euclid Ave,
		8/22/2007		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
307	Aero	Huntington National Bank	*	2055 Polaris Parkway
Columbus, OH 43240
Branch #614-480-0700
Fax #614-480-0706
Bank Officer Usha

308	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
1-800-872-2657
		Formerly		Branch #314-487-6759
		Firstar Bank		Fax #314-416-2570
309	Aero	Firstmerit Bank, N.A.	*	West River Office
1530 West River North
Elyria, OH 44035
Raymona Davis
330-996-6000

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

310	Aero	First Citizens Bank	*	1959 Valley View Blvd
Roanake, VA 24012
M. Beth Ruffing
PH 540-985-3270 Fax 540-985-3204

311	Aero	Commerce Bank and Trust	*	3035 South Topeka
Topeka, Kansas 66611
Michael J. Province
Ph 785-228-7665 Fax 785-228-7684

312	Aero	Key Bank	*	1080 McKinley Mall
Blasdell, NY 14219
Darlene
Ph 716-827-4488
Fax 716-824-1419
313	Aero	Bank North, N.A.	*	250 Maine Mall
So. Portland, ME 04106
Gwen Mercier
		formely known as:		Ph 207-774-7675
		Peoples Heritage Bank		Fax 207-828-2991
314	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
		Firstar Bank		Kym Owens
Ph 815-332-5834 Fax 815-332-4603
315	Aero	Associated Bank	*	6550 N. Illinois Street
Fairview Heights, IL 62208-2028
Joann Blank
Ph 618-622-4244 Fax 618-632-6663
316	Aero	Wachovia	*
5/21/2006

317	Aero	United National Bank	*	1079 Charleston Town Center Mall
Charleston, WV 25389
Karen Buckley
Ph 304-345-8550
Fax304-345-7621
318	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
FirstStar Bank

319	Aero	Town & Country Bank	*	2501 W. Wabash Ave.
Springfield, IL 62704
Attn: Shannon G. Estes
Ph (217) 787-3100
Fax (217) 698-0303
330		US Bank	*	6320 W. Markham
		Dec 05 rolled to TRECS		Little Rock, AR 72205
Annabelle Cabrera
Ph 501-661-0536 Fax 501-661-1328

331	Aero	Bank of America	*	Hanover Office
		11/9/2005		1774 Washington Street
Hanover, MA 02339
Michelle C. Cardella
Ph 781-826-6660
332		Bank of America	*	6551 West 95th Street
Chicago Ridge, IL 60415
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580

333	Aero	Huntington National Bank	*	4000 Pendleton Way
Indianapolis, IN 46226
Chris Shaw
Ph 317-269-4648, 800-284-4090
Fax #317-639-7260
334	Aero	Citizens National Bank	*	One Heritage Center
		6/24/2006		855 Central Avenue
Ashland, KY 41105-2247
Pamela L. Fultz
Ph 606-920-7305 Fax 606-920-7350
335		PNC Bank	*	1637 North Memorial Drive
Lancaster, OH 43130
Fonda
Ph 740-687-1888 Fax 740-681-4083

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

336		First Commonwealth	*	Logan Valley Mall
Route 220 and Plank Road @ Goods Lane
Altoona, PA 16602
Karen or Cory
Ph 814-947-4904 Fax 814-946-4723
337	Aero	Sovereign Bank	*

2/14/2005
1-877-768-1145

338	Aero	PNC Bank	*	6020 West Jefferson Boulevard
Fort Wayne, IN 46804
Anita Moreno
Ph 260-434-0652 McBee 260-760-8444
Fax 219-434-0673
339		Bank of America	*	1 Main Street
		11/9/2005		Leominster, MA 01453
Aphrodite
Ph 978-840-8321 Fax 978-537-2624

340	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
Firstar Bank

341	Aero	Fifth Third Bank	*	(Western Michigan)
1850 East Paris
Grand Rapids, MI 49546
231-798-4503 ph

342	Aero	Susquehanna	*	2951 Whiteford Road
York, PA 17402
Bank Officer Wendy Tawney
Ph (717) 755-6414
Fax (717) 757-0097

343		Wachovia Bank	*	828 Main Street
Lynchburg, VA 24504
Tim Holt
		BAI in effect		Ph 434-522-4430 Fax 434-544-2682
2/1/2005
344	Aero	Banknorth Massachusetts	*	660 Merrill Road
Pittsfield, MA 01201
Robin Sabato
Ph 413-499-7687
Fax 413-499-1684
346	Aero	PNC Bank	*	6300 Robinson Centre Drive
Pittsburgh, PA 15205
Ph. 412-787-5700
Fax. 412-787-5252
Branch Mgr. Janet E. Lipartia

347	Aero	Wayne Bank	*	600 Stroud Mall
Stroudsburg, PA 18360
Diane Oney
Ph 570-424-3330
Fax 570-424-3335
348	Aero	Bank of America	*	Mail Stop: CT EH NB00329
1201 Boston Post Road
Milford, CT 06460
		11/9/2005		Terry MacPhail
Ph 203-882-7050
Fax 203-882-7121
349	Aero	Sovereign Bank	*	1665 State Hill Road M3
Wyomossing, PA 19610
Attn: Angie Lattanzio
Ph (610) 320-7543
Fax (610) 375-2244

351	Aero	Citizens Bank	*	The Plaza at King of Prussia
		Effective 8/16/02		King Prussia, PA 19406
Attn : Palma Salvucci
Ph (610) 265-3955
Fax (610) 337-5965

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

353	Aero	First Midwest Bank, N.A.	*	320 West Kimberly Road
Davenport, Iowa 52806
Patricia Duda
Ph 319-333-4672
Fax 319-333-4679
354	Aero	Wells fargo Bank	*	4575 16th Street
Moline, IL 61265
Patti Caulkins
		merged on 12/8/2007		Ph 309-757-4808 Fax 309-757-4819

355	Aero	KeyBank	*	4565 Eastgate Blvd.
Cincinnati, OH 45245
Attn: Raylina Lillich
Ph (513) 752-1781

356	Aero	BB&T	*	497 Southpark Circle
		as of 10/14/03		Colonial Heights, VA 23834
Attn: Susan B.Webb
Ph (804) 526-0772
Fax (804) 520-8384
357	Aero	Nextier Bank	*	196 Clearview Circle
Butler, PA 16001
		bank name changed		Attn: Beth Swartz
		5/15/2006		724-283-5317
fax no. 724-283-2488
358	Aero	Wells Fargo	*	6940 O Street
		as of 12/08/04		Lincoln, NE 68516
Ph. 402-434-6141
Fax. 402-434-6151
Branch Mgr. Jon Whitmire

359	Aero	Peoples United	*	THIS SMALL BRANCH CLOSE ON MAY 08'
150 Bank Street
		7/16/2010		Burlington, VT 05402
IF YOU NEED HELP CALL CUSTOMER SERVICE
1-800-545-2236
360	Aero	Ameriserv	*	734 South Atherton St.
State College, PA 16801-4628

		4/24/2009		Branch#800-837-2265 (5401)
Ph# 814-235-6809
361	Aero	First American Bank	*	261 South Western Ave
Carpentersville, IL 60110
Attn: Erin Caudill
Ph (847)551-4416 Ext 103
Fax (847) 426-1066
362	Aero	Bank of America	*	601 Donald Lynch Boulevard
		11/9/2005		Marlboro, MA 01752
Attn: Beverly G. Brown
Ph (508) 303-0737
Fax (508) 303-6501

363	Aero	Wachovia	*	3275 Bufford Drive
Buford, GA. 30519
Attn: Audrey Thorson
Ph (770) 831-2968

364	Aero	Associated Bank	*	201B Northwoods Mall
Peoria, IL 61613
Attn: Marva Grant
Ph (309) 688-3404
Fax (309) 688-5088
365	Aero	Key Bank National Association	*	1920 Tiffin Avenue
Findlay, OH 45840
Attn: Dagne M. Lazenby
Ph (419) 423-3212
Fax (419) 419-3216

366	Aero	M & I Bank	*	500 3rd Street
Wausau, WI 54402
Attn: Pat Krohn
Ph (715)847-4292
Fax (715) 847-4328

367	Aero	JP Morgan Chase	*	4512 24th Ave
Fort Gratiot, MI 48059
Attn: Sandra Varney
Ph (810) 385-5311 or 1-800-225-5623
Fax (810) 385-4430

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

368	Aero	M & T Trust Company	*	Susquehanna Valley Mall A-1
Sellingsgrove, PA 17870
Attn: Sandy Krehel
Ph (570) 374-8108
Fax: (570) 374-6232
369		US Bank	*	300 Prairie Center Drive
		Dec 05 rolled to TRECS		Eden Prairie, MN 55344
Casey Stowman
Ph 952-942-2860 Fax 952-942-2865

370	Aero	TD Bank	*	277 Sheep Davis Rd.
Concord, NH 03301
Attn: Beth Haggett
Ph (603) 229-5967
Fax (603) 229-5977
371	Aero	HSBC	*	1218 Arsenal Street
Watertown, NY 13601
		9/29/2003		Margaret Farone
Ph 315-785-3640 Fax 315-785-0871

372	Aero	Community Bank N.A.	*	Champlain Center
60 Smithfield Blvd. Suite 50
Plattsburgh, NY 12901
Attn: Kristina Melhorn
Ph (518) 561-8770
Fax (518) 561-9240

373		Fifth Third Bank	*	7840 Mall Road
		12/12/2005		Florence, KY 41042
		rolled to bai reporting		Nancie Lane
Ph 859-371-6626 Fax 859-371-8140

374	Aero	First National Bank	*	2406 Grand Avenue
Ames, IA 50010
Attn: Kathy Dunham
Ph #515-232-5569

375	Aero	TD Bank	*	2417 Park Avenue
Palmer, PA 18045
		8/30/2009		Roe Maver or Michelle
Ph (610) 923-5143
Fax (610) 923-6059

376	Aero W	Commerce Bank-WEST	*	727 Poyntz Avenue
Manhattan, KS 66502
Attn: Carrie Struble
Ph (785) 587-1523
Fax (785) 587-1586

377	Aero	BB&T	*	Attn: Steven Bartlett
Ph (502) 810-0400
		formerly		Fax (502) 810-0426
Bank of Loiusville

378	Aero	Peoples United	*	University Mall
155 Dorset Street
		7/16/2010		South Burlington, VT 05401
Ph 802-658-1444 Fax 802-863-2295

379		Bank of America	*	99 Rockingham Park Blvd.
		11/9/2005		Salem, NH 03079
Gary Rockwell
		kansas		Ph 603-894-5882 Fax 603-890-4935

380		US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
1-800-673-3555

381		Ameriserv Financial	*	500 Galleria Drive Suite 100
Johnstown, PA 15904
Nanette Richey
Ph 814-269-3815 Fax 814-266-2037

382		Regions Bank	*	5901 University Drive
Huntsville, AL 35806
Beth Carter
Ph 256-551-7101 Fax 256-551-7107

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

383		TrustCo Bank	*	93 W. Campbell Road
Schenectady, NY 12306
Carol Townsend
Ph 518-377-2393

384		US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-673-3555
Firstar Bank

385		Regions Bank	*	5025 Hinkleville Road
Paducah, KY 42001
Tammy Brasher
Ph 270-441-1552 Fax 270-443-2909

386		Key Bank	*	1475 Upper Valley Pike
Springfield, OH 45504
Julie Mills
Ph 937-328-3111 Fax 937-328-3103

387		BB &T Bank	*	2082 South Pleasant Valley Road
Winchester, VA 22601
Sandy Hill
Ph 540-723-4725
apple blossom branch @ mall closed
388	Aero	US Bank	*	6301 University Avenue
		Dec 05 rolled to TRECS		Cedar Falls, IA 50613
Cindy Rindels
Ph 319-266-9384 Fax 319-277-8723

389		First Tennessee Bank	*	2750 N. Germantown Pkwy
Memphis, TN 38133
Joy Panyanouvong
Ph 901-387-3800 Fax 901-387-3817

390		Wachovia Bank	*	408 S. Irby Street
Florence, SC 29501
Larry Welch
Ph 843-664-4093

391		PNC Bank	*	1192 Route 22 East
		3/22/2004		Phillipsburg, NJ 08865
Kimberly Roth
Ph 908-859-9509 Fax 908-213-0921

392		Wells Fargo Bank	*	432 South Gammon Road
Madison, WI 53719
Kevin J. Huff
Ph 608-827-2853 Fax 608-833-6803

393		Wells Fargo Bank	*	1700 Dr. ML King Jr. Drive
Racine, WI 53404
Karen Wilson
Ph 262-631-1389 Fax 262-637-0823

394		Fifth Third Bank	*	9690 Colerain Avenue
		12/12/05 rolled to bai reporting		Cincinnati, OH 45251
Doug Greulich
Ph 513-923-4790 Fax 513-245-1038

395	Aero E	TD Banknorth	*	765 Route 18
East Brunswick, NJ 08816
		merged 11/1/08		Erika Shanoff
Ph 732-698-1184 Fax 732-698-1420

396		Huntington National Bank	*	3931 Morse Crossing
Columbus, OH 43219
Jonathan Mollory
Ph 614-480-0100 Fax 614-331-5506

397		Chase	*	895 Hebron Road
Heath, OH 43056
		formerly		Michael Schenk
		Bank One		Ph 740-522-3121

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

398		Bank of America	*	141 South Rock Road
Wichita, KS 67207
Vickie Haskell
Ph 316-261-2309 Fax 316-683-2276

399		Bank of America	*	2733 Midwestern Parkway
		11/9/2005		Wichita Falls, TX 76308
Michael Hull
Ph 940-696-7720 800-432-1000 Fax 940-696-7752

439	Aero	Frost	*	221 Wonder World Drive
San Marcos, TX 78666
		9/15/2009		Barbara Castleberry
		temp store		Ph#512-393-5647
Fax#512-393-5721
440	Aero	Hills Bank & Trust	*	1009 2nd Street
Coralville, IA 52241
		10/23/2003		Stacia Jelmeland
Ph 319-351-8000 Fax 319-351-2529

441	Aero	Athens First Bank & Trust Company	*	4000 Atlanta Hwy
Athens, GA 30622
		12/10/2006		Eric Quillian
706-357-7122
706-357-7123 fax
442		Chase Bank	*	3250 Rebecca Lane
Abilene, TX 79606
Josephine Leal
Ph 915-674-3900 Fax 915-698-9266

443		UMB Bank	*	20652 West 151st Street
Olathe, KS 66061
Linda Sutherland
Ph 913-780-1119 Fax 913-780-1331

444		BancorpSouth	*	5111 Rogers Avenue, #16
Fort Smith, AR 72903
Sue Crowly
Ph 479-484-4450 Fax 501-452-2009

445		Regions Bank	*	420 Mary Esther Blvd.
Mary Esther, FL 32569
		4/4/2011		Angel Babula
Ph 850-833-8222

446		Comerica Bank	*	1620 W. Michigan Avenue
		12/12/05 rolled to bai reporting		Jackson, MI 49202
Diane Toland
Ph 517-788-5144 Fax 517-788-5363

447		Comerica	*	2615 Lake Lansing Rd.
Lansing, MI 48912
		3/6/2009		Korey Kuhl
ph#517-367-8034
fax#517-367-8039
448	Aero	UMB Bank	*	2079 Penn Square
Oklahoma City, OK 73118
Hayley Land
Ph 405-239-5800

449		First American Bank	*	3205 Mall Loop Drive
Joliet, IL 60431
Kari Fitzmaurice
Ph 815-439-4901 x 103 Fax 815-439-4910

450		Wells Fargo	*	200 33rd Ave. S
St. Cloud, MN 56301
		5/31/10		Pat Barclay
Ph#303-470-8908
branch #320-203-4200
451		Regions Bank	*	601 East Main Street
Carbondale, IL 62901
Paula Buristsch
Ph 618-529-2700

452	Aero W	Bank of America	*	100 Ellinwood Way, Suite 250
		11/9/05		Pleasant Hill, CA 94523
Jade Jones
1-800-678-1433

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

453	Bank of America	*	291 Barnstable Road
	9-Nov		Hyannis, MA 02601
Kissi Johnson-Brown
Ph 508-790-8124 Fax 508-790-8125

454	Huntington Bank	*	3160 S. Airport Road West
Traverse City, MI 49684
Carol Jenkins
Ph 231-922.5760 Fax 231-922-5774
banking center 231-922-5607
455	Webster Bank	*	50 Freshwater Blvd.
Enfield, CT 06082
Alex Martin
Ph 860-253-6122 Fax 860-253-6151
1-800-325-2424
456	Bank of America	*
863-816-1610
	Kansas		888-287-4637

457	Huntington Bank	*	3573 Maple Avenue
Zanesville, OH 43701
Tina Dingey
Ph 740-455-7059 Fax 740-455-5707
800-480-2001
458	PNC Bank	*	12353 James Street
Holland, MI 49424
Mary Lou Callan
Ph 616-394-7086 Fax 616-394-4788
Branch # 616-394-9800
459	Citizens Union Bank	*	1704 N. Dixie Hwy
Elizabethtown, KY 42701
Heidi Meredith
Ph 270-763-8168 Fax 270-763-8170

460	Bank Mutual	*	2111 Holiday Drive
	3/15/2007		Janesville, WI 53545
Russann Mcmanus
608-756-2336 ph
608-756-0204 fax
461	US Bank	*	3060 William Street
	Dec 05 rolled to TRECS		Cape Girardeau, MO 63703
Carol Schmidt
Ph #573-986-5000
1-800-872-2657
462	PNC Bank	*	Route 6 Scranton Carbondale Highway
Scranton, PA 18508
Carol Milani
Ph 570-961-7298 Fax 570-961-6402

463	Fall River Five Bank	*	Routh 118 Swansea Mall Drive
Swansea, MA 02777
Kevin Michalski
Ph. 774-888-6342
Fax. 774-888-6475
464	Chemical Bank	*	3533 E. Wilder Road
Bay City, Michigan 48706
Barbara Benford
Ph 989-894-9898 Fax 989-894-9895

465	Comerica Bank	*	5510 W. Saginaw
	12/12/05 rolled to bai reporting		Lansing, MI 48917
Jennifer Sherwood
Ph 517-886-0226

466	Southern Michigan Bank & Trust	*	5350 E. Beckley Road
Battle Creek, MI 49015
Jean-Marie Warren
Ph 517-279-5500

467	Regions	*	128 North 2nd Street
Clarksville, TN 37040
Lisa Crabtree
	merged AmSouth 12/7/07		Ph 931-553-5201 Ph 931-5201

468	Banknorth	*	1800 Boston Road
Springfield, MA 01129
Diane Ryan
Ph 413-748-8525 Fax 413-543-0714

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

469		US Bank	*	105 North Rangeline Road
		Dec 05 rolled to TRECS		Joplin, MO 64801
Chrys Wehmeyer
Ph 417-623-5677 Fax 417-623-5961

470		First Tennessee Bank	*	12 Nortgate Park
Chattanooga,TN 37415
Mona Lamb
Ph 423-870-3160 Fax 423-870-3166
423-757-4720 order deposit slips
471		Frost National Bank	*	4200 South Hulen
Forth Worth, TX 76109
Karen Duvall or Roxanne
Ph#817-420-5200
fax#817-420-5230
472		Frost National Bank	*	6115 Camp Bowie Blvd.
Forth Worth, TX 77062
Michala Freeman
Ph 817-420-5025 Fax 817-420-5277
ph 817-420-5195 Vallery
473		Bank of America	*	39 Main Street
		11/9/2005		Watertown, MA 02472
Shamci Ghaffari
Ph 617-972-1606 Fax 617-923-4623

474		Associated Bank	*	206 South Broadway
Rochester, MN 55904
Brenda Schuler, Bernie LeCrone (Contact)
Ph 507-285-2626

475	Aero	Bank of America	*	301 N. Main Street
Anderson, SC 29621
		open in Kansas		Diane Smith
Ph 864-231-5843
Clark American deposit slips 800-234-6147
476		Bank of America	*	1400 Hancock Street
		11/9/2005		Quincy, MA 02169
Kathy Egan-Casy
Ph 617-434-7731

477		Bank of America	*

478		ColeTaylor Bank	*	One Yorktown Center
Lomboard, IL 60148
Barbara Kopp
Ph 630-932-3101 Fax 630-629-8338

479	Aero	Chase	*	1100 Pecanland Road
Monroe, LA 71203
		formerly		Patsy Schmittzehe
		Bank One		Ph 318-345-7710

481	Aero W	Bank of America	*	100 N Broadway
Wichita, KS 67202
		kansas		Melissa Wolverton
888-852-5000
800-234-6147 Business Solutions
482		Wachovia	*	207 Neshaminy Mall
Bensalem, PA 19020
Joseph Knight
Ph 215-396-4405 Fax 215-355-0547

483		Wachovia	*	4560 Capital Blvd.
Raleigh, NC 27604
Melanie
919-571-3889

484		Wachovia	*	6301 W. New Berry Road
Gainsville, FL 32605
Ph 352-335-3480 Fax 352-335-3484

485		Legacy Bank of Texas	*	5000 Legacy Drive, Suite 120
Plano, TX 75024
Elisa Arellano
Ph 972-461-7009 Fax 972-461-7020

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

486	Aero	RBC	*	2085 East University Drive
Auburn, AL 36830
		6/20/2008		Lee Oliver
Ph 334-826-1150 Fax 334-826-2064

487		Wachovia	*	9420 Pineville Matthews Road
Pineville, NC 28134

Ph 704-373-6320 Fax 704-383-5952

488		Comerica Bank	*	4200 S. Cooper Street
		12/12/05 rolled to bai reporting		Arlington, TX 76015
Karen
Ph 817-276-7200 Fax 817-276-7236

489		US Bank	*	5000 Frederica Street
		Dec 05 rolled to TRECS		Owensboro, KY 42301
Scott Tucker
Ph 270-926-5270 Fax 270-926-5272

490		PNC Bank	*	201 South Broad Street
Grove City, PA 16127
Karen
Ph 724-458-9250 Fax 724-458-0567

491		PNC Bank	*	1449 S. Potomac Street
Hagerstown, MD 21740
Shannon Eikelberger
		merged with Fidelity Bank on 09/12/07		Ph 301-745-5833 Fax 301-745-4952

492		Frost Bank	*	221 Wonder World Drive
San Marcos, TX 78667
Barbara Castleberry
Ph 512-393-5647 800-562-6732 Fax 512-393-5721

493		The Bank of Delmarva	*	4575 Highway 1, Suite 80
Rehoboth Beach, DE 19971
Dorene Walton
Ph 302-226-8900 Fax 302-226-8558

494		Suntrust Bank	*	180 East Market Street
Harrisonburg, VA 22801
Yvonne Smith
Ph 540-568-1015 Fax 540-568-1099
505	Aero	Citizens National Bank	*	200 Fork at the River Pkwy
		11/4/2005		Seviereville, TN 37862
Robin Young
Ph. 865-429-7560 or 453-9031 Main
Fax 865-429-7906
506		Citizen's Bank	*	3390 East State Str
Hermitage, PA 16148
		8/19/2006		Jennifer Cochina
ph 724-983-0500
fax 724-983-1447
507		PNC Bank	*	2629 Scotttsville Road
Bowling Green, Ky 42102
		National City Bank		Faye Griffith , Kay Madison
Ph 270-745-9302 Fax 270-745-9310
508		Wachovia	*	Caroline Forrest Financial Center
		10/19/2005		3766 Renee Drive
Myrtle Beach, SC 29579
Jean Martin
Ph. 843-903-5359
509		Johnson Bank	*	7500 Green Bay Road
Kenosha, WI 53142
Pauline Holtz-McGaughy
Ph 262-697-7500 Fax 262-697-7520

510		Fifth Third Bank	*	1 Fayette Center
		12/12/05 rolled to bai reporting		Washington Court House, OH 43160
Jesse Jamison
Ph 740-948-9488 Fax 740-948-9484

511		PNC Bank	*	12010 Church Street
Birch Run, MI 48415
Connie Tackebury
Ph 989-797-9277 Fax 989-797-9282

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

512		M & T Bank	*	2443 Military Road
Niagara Falls, NY 14304
Kerry White
Ph 716-297-1880 Fax 716-290-1218
1-800-724-2440
513		Queenstown Bank of MD	*	223 Chesapeake Village Road
Queenstown, MD 21658
Janet Such
Ph 410-827-5101 Fax 410-827-3370

514	Aero	Sun Trust Bank	*	7677 Dr. Phillips Blvd
		as of 12/08/04		Orlando, FL 32819
Ph. 407-354-1398 *4
Branch Mgr. Kim Mendel
515		Bank of America	*	54 Full St.
Seneca Falls, NY 13148
Anute Boonyachai
		5/1/2011		Ph# 1-800-657-9533 ext# 50657

516		Harris Bank Huntley	*	10604 Route 47
Huntley, IL 60142
Anne Grasser
Ph 847-669-5151 Fax 847-669-5191

517	Aero	BB&T	*	1201 Norwood Street
		as of 10/14/03		Christiansburg, VA 24073
Rachel Lee
Ph 540-381-5710 Fax 540-382-8813

518	Aero	Fifth Third Bank	*	6488 South Westnedge Avenue
		12/12/05 rolled to bai reporting		Portage, MI 49002
Linda Fricke
Ph 269-329-5815 Fax 269-329-6002

519	Aero	M & T Bank	*

10/19/2007

520	Aero	Suntrust Bank	*	10170 Brook Road
Glen Allen, VA 23059
		4/4/2003		Kathy Bronson
Ph 804-264-4199 Fax 804-819-6035

521	Aero	Bank of America	*	534 S Kansas Ave
		5/14/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
522	Aero	M & I Bank	*	5454 South 76th Street
Greendale, WI 53129
		4/11/2003		Barbara Manthey
Ph 414-423-2380 Fax 414-423-2387

523	Aero	JP Morgan Chase	*	5307 E. 41st Street
Tulsa, OK 74135
Celine Rodriquez
Ph 918-280-7961
custoner svc 918-280-7950
524	Aero	Capital One	*	313 Carondelet Street
New Orleans, LA 70403
		name of the Bank was changed		Tammy Prats
		5/13/2006		Ph 504-533-2905 Fax 504-533-5344

525	Aero	Kirkwood Bank & Trust	*	7th & Arbor Avenue
Bismarck, ND 58506
		4/11/2003		Dan Stegmiller,
Ph 701-355-5375 Fax 701-258-7436

526	Aero	Frost Bank	*	975 William D. Tate
Grapevine, TX 76051
		4/18/2003		Cathy West
Ph 817-420-5251 Fax 817-420-5820

527	Aero	Wachovia	*	1400 Benvenue Road
Rocky Mount, NC 27804
		6/27/2003		Kim Sutton
PH 252-972-4238

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

528	Aero	Suntrust Bank	*	8055 S. Beneva Road
Sarasota, FL 34238
		7/18/2003		Frank Zeckel
Ph 941-925-9700 Fax 941-922-5618

529	Aero	JP Morgan Chase	*	821 E. Highway 131
Clarksville, IN 47129
Sherri Coleman
Ph 812-284-7550 Fax 812-284-7553

530	Aero	Boone County National	*	720 East Broadway P o Box 678( Mall Facility)
Columbia, MO 65205
		2/6/2004		Meredith Imler
Ph 573-817-8964

531	Aero	Regions Bank	*	825 Quintard Drive
Oxford, AL 36203
		4/25/2003		Sandy Turner
Ph 256-835-6075 Fax 256-831-1093

532	Aero	First Sentry	*	P.O. Box 790
Barboursville, WV 25504
		2/2/2009		Cindy Collins
Ph 304-399-6401
fax# 304-399-6411
533	Aero W	Bank of America	*	30 E. Wellesley Avenue
Spokane, WA 99207
		5/2/2003		Janice Stratton
Ph 509-353-6062
1-800-234-6147
534	Aero W	US Bank	*	8441 West Bowles Avenue
		Dec 05 rolled to TRECS		Littleton, CO 80123
Brett Mauzy
Ph 303-904-9234 Fax 303-973-3424

535	AeroW	Key Bank	*	180 Telegraph Road
Bellingham, WA 98226
		9/5/2003		Amber Pen
360-676-6116 Fax 360-6142

536	Aero	Towne Bank	*	1 Old Oyster Point Road Suite 110
Newport News, VA 23602
		3/15/2004		Toni Marshall
Ph 757-249-7800 Fax 757-249-0840

537	Aero W	UMB	*	730 Citadel Drive East
Colorado Springs, CO 80909
		4/17/2009		Cheryl Murphy
Ph 719-597-0170 Fax 719-597-0178

538	Aero	Bank of America	*	8625 Bedford-Euless Road
Hurst, TX 76053
		5/16/2003		Scot Cowdrey
Ph 817-284-5546

539	Aero W	US Bank	*	4411 196th Street
		Dec 05 rolled to TRECS		Lynwood, WA 98036
Gary Duffina
Ph 425-775-5466 Fax 425-776-7393

540	Aero W	Bank of America	*	9981 Silverdale Way NW
Silverdale, WA 98383
		5/23/2003		Kathy Denton
Ph 360-692-5501

541	Aero W	Columbia Bank	*	3500 S. Meridian Suite 503
Puyallup. WA 98373
		5/30/2003		Michelle Laborde
Ph#253-939-9800
fax#253-833-2476
542	Aero	Wells Fargo Bank	*	7767 Elm Creek Blvd. N #100
Maple Grove, MN 55369
		9/12/2003		Barbara Hall (#564 contact)
Ph 612-316-4642 Fax 612-316-4575

543	Aero W	Bank of America	*	3308 N E Auto Mall Drive
Vancouver, WA 98662
		7/18/2003		Rita Paulson
Ph360-696-5511
Marsha, 888-852-5000 ext 4600

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

544	Aero	Associated Bank	*	2403 South Oneida Street
Green Bay, WI 54304
		8/1/2003		Micah Marshall
Ph 920-433-3218 Fax 920-499-2690

545	Aero	Suntrust Bank	*	26627 US Hwy 19 N
Clearwater, FL 33761
		10/31/2003		Denise Mason
Ph 727-791-0224 Fax 727-797-7557

546	Aero	Chase	*	4401 W. Wisconsin Avenue
Appleton, WI 54913
Mary Learman
Ph 920-738-9000 Fax 920-738-9988

547	Aero	Frandsen & Trust	*	1616 South Washington Street
Grand Forks, ND 58201
		10/19/2009		Tammie
Ph 701-780-7727 Fax 701-780-7710
main #701-780-7700
548	Aero	Huntington National Bank	*	2025 N. Cable Road
Lima, OH 45805
Ginger Gesler
Ph 419-227-6504 Fax 419-229-4574

549	Aero	M & I Bank	*	3500 State Road 16
La Crosse, WI 54601
		5/23/2003		Lori Raabe
Ph 608-781-8834 Fax 608-781-1511

550	Aero	Bank of America	*	111 University Dr. E
College Station, TX 77840
Anute Boonyachai
		5/1/2011		Ph# 1-800-657-9533 ext# 50657

551	Aero	Chemical Bank	*	6615 Eastman Avenue
Midland, MI 48642
		6/6/2003		Christine Brown
Ph 989-839-5317-18 Fax 989-835-7194

552	Aero	Wachovia	*	1301 Nixon Drive
Morrestown, NJ 08057
		5/30/2003		Sean Lore
Ph 856-787-2165 Fax 856-273-4903

553	Aero	Wachovia	*	886 Church Street North
Concord, NC 28025
		6/6/2003		Kim Overcash
Ph 704-793-4830 Fax 704-785-2059

554	Aero	Wells Fargo Bank	*	9801 University
Clive, IA 50265
		6/13/2003		Rose Hullett
Ph 515-237-5809 Fax 515-237-5855

555	Aero	Bank of America	*	5041 Bayou Blvd.
Pensacola, FL 32504
		5/16/2003		Susie Gonzales
Ph 850-444-0551

556	Aero	US Bank	*	1751 Madison Ave
		Dec 05 rolled to TRECS		Council Bluffs, IA 51503
Karrie Falconer
Ph 712-325-4740 Fax 712-325-4352

557	Aero	IBC Bank	*	2501 W Memorial
Oklahoma City, OK 73134
		4/11/2006		Loretta Sapp
405 775-1730 ph
405 775-1731 fax
558	Aero	Bank of America	*	500 South West Street
Wichita, KS 67209
		6/20/2003		Brenda Dosda
Ph 316-261-4242

559	Aero	Regions Bank	*	320 Eastdale Circle
Montgomery, AL 36117
		6/27/2003		Shannon Cannon
Ph 334-832-8831 Fax 334-832-8402

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

560	Aero	Bank of America	*	6304 North Point Parkway
Alpharetta, GA 30022
		7/4/2003		Ann Hollar
Ph 770-442-2466

561	Aero	SunTrust Bank	*	498 Palm Springs Drive
Altamonte, FL 32701
		7/25/2003		Dee Simpson
407-834-6869 Fax 407-830-7513

562	Aero W	Wells Fargo Bank	*	3600 S. College Avenue
Fort Collins, CO 80525
		6/27/2003		Anita Nemitz
Ph 970-266-7777 Fax 970-266-7800

563	Aero	Chase Bank	*	1201 West Main Street
Lewisville, TX 75067
Anna Dietert
Ph 972-221-5017

564	Aero	Wells Fargo Bank	*	1809 Plymouth Road South
Minnetonka, MN 55305
		4/4/2003		Barbara Hall
Ph 612-316-4642 Fax 612-316-4575

565	Aero	I B C Bank	*	7400 San Pedro, Suite 608
San Antonio, TX 78216
		5/9/2003		Jesse Monoz
Ph 210-369-2940 Fax 210-377-3579

566	Aero	Wells Fargo Bank	*	901 Gessner Road
Houston, TX 77024
		5/16/2003		Erika Cruz
Ph 713-463-8044 Fax 713-463-8258

567	Aero	Wells Fargo Bank	*	5300 W. 41st St.
Sioux Falls SD 57106
Pat Barclay
		5/30/2011		Ph#303-470-8908
Branch #605-575-7466
568	Aero	Wells Fargo Bank	*	600 4th Street
Sioux City, IA 51102
		5/23/2003		Eileen Iversen
Ph 712-277-7175 Fax 712-277-7149

569	Aero	Bank of America	*	7802 Abercorn Drive
Savannah, GA 31406
		6/27/2003		Mercy Garcia
Ph 912-353-3960

570	Aero	Bank of America	*	100 N Broadway
		6/3/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

571	Aero	Northwest Savings Bank	*	200 Mill Creek Mall
Erie, PA 16565
		9/12/2003		Jennifer D-Annibale
Ph 814-868-5161 Fax 814-864-1917

572	Aero W	Bank of America	*	3401 Dale Road
		10/3/2003		Modesto, CA 95356
Peggy Rubio

573	Aero	Wachovia	*	Wachovia consolidated accts
		11/1/2005		Any questions call Judy Goncalves at Wachovia
800-590-7868

574	Aero	Wachovia	*	1495 W. O Ezell Blvd.
Spartanburg, SC 29301
		8/22/2003		Robin Osborne
864-596-4166 Fax 864-587-6275

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

575	Aero	Bank of America	*	9460 FM Road W
Humble, TX 77338
		7/25/2003		Ellen Cooper
PH 281-548-3700

2801 S. Memorial Parkway Ste 102
577	Aero	SouthBank	*	Huntsville, AL 35801
Jeff Slaten
		8/1/2003		Ph 256-533-2224 Fax 256-533-0442

576	Aero	Bank of America	*	2000 Baytree
Valdosta, GA 31601
		7/25/2003		Susan Harrison

578	Aero	M&T	*	5585 Spectrum Dr.
Frederick MD 21703
		10/5/2008		Chip Hess
ph# 301-695-0503
fax# 301-698-2643
579	Aero	Citizens National Bank	*	200 Forks of the River Parkway
Sevierville, TN 37862
		7/25/2003		865-453-9031 main #
Shirley Piniak
Ph 865-429-7522 Fax 865-429-7599
580	Aero	Bank of America	*	7008 US Hwy 301 N
Ellenton, FL 34222
		7/25/2003		Kim Wilson

581	Aero	Bank of America	*	1602 W Floyd Baker Blvd
Gaffney, SC 29341
		9/5/2003		Lisa Sullivan
Ph 864-487-8351

582	Aero	Regions Bank	*	1301 South Mckenzie Street
Foley, AL 36535
Victoria Gartments or AndreaWalker
		merged AmSouth 12/7/07		Ph 251-943-2265 Fax 251-943-8029

583	Aero	PNC	*	1275 York Road
Gettysburg, PA 17325
		8/11/2008		Kelly Smarsh
Ph 717-337-9333 Fax 717-337-2489

584	Aero	IBC Bank	*	7021 S. Memorial Drive, Suite #269
		12/5/2005		Tulsa, OK 74133
Micah Hartwell
Ph. 918-497-2812
Fax. 918-497-2813
585	Aero W	Wells Fargo Bank	*	1590 Coburgh Rd.
Eugene, OR 97401
Pat Barclay
		5/30/2011		Ph# 303-470-8908
Branch# 541-465-5696
586	Aero	Wells Fargo Bank	*	15 2nd Avenue SW (Main Branch)
1525 24th Avenue SW (mall branch)
		9/19/2003		Minot, ND 58701
Beb Walter 701-857-1746 main branch
Ph 701-839-7699 branch
587	Aero	Plains Capital Bank	*	6002 Slide Road
Lubbock, TX 79414
		9/19/2003		Jennifer Webb
806-785-6255 Fax 806-785-6262

588	Aero	BBVA Compass	*	849 East Commerce Street, Suite 739
San Antonio TX, 78205
Irene Flores
Ph 210-475-9315 Fax 210-475-9328

589	Aero	IBC Bank	*	11200 LakeLine Mall Drive
Cedar Park, TX 78613
		2/15/2007		Donna Savage
ph: 512-397-4592
fax: 512-397-4591
590	Aero	Huntington Bank	*	6340 Frantz Road
Dublin, OH 43017
		10/20/2003		Lisa Thomas
Ph 614--480-0191 Fax 614-480-0193

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

591	Aero	Bank of America	*	474 N. Federick Avenue
Gaithersburg, MD 20877
		9/12/2003		Gary Fennington
Ph 301-963-5360

592	Aero W	US Bank	*	11333 SE 82nd Avenue ( main branch)
		Dec 05 rolled to TRECS		12000 SE 82nd Avenue Ste 2001 (mall branch)
Portland, OR 97266
Hannah Brougnoli 503-275-4058 main branch
Ph 503-275-5535 mall branch
593	Aero	First Tennessee	*	2400 Memorial Blvd.
Kingsport, TN 37664
		open 2/13/2006		Ted Palaske
fax 423-247-8035
423-230-4224
594	Aero	Suntrust Bank	*	402 Cox Creek Parkway
		9/26/2003		Florence, AL 35630
Judy Mcclure
256-767-8585 Fax 256-767-8406

595	Aero	Bank of America	*	355 S. New Hope Road
Gastonia, NC 28054
		9/26/2003		Lee Costic
704-854-4130

596	Aero	MidSouth Bank	*	3730 Ambassador Caffery Pkwy
Lafayette, LA 70503
		10/31/2003		Nancy Venable
337-291-4903 Fax 337-988-2891

597	Aero	Wachovia	*	4109 Plank Road
Fredericksburg, VA 22407
		9/26/2003		Belinda Walker/Diana Foster
540-786-9485 Fax 540-785-6604

598	Aero	US Bank	*	701 Saint Joseph Street ( main branch)
		Dec. 05 rolled to TRECS		Rapid City, SD 57701
Carol Burgess
Ph 605-394-2048
605 342-2141 mall branch
599	Aero	Regions Bank	*	Union Planters Bank
203 North Commerce Street
Branson, MO 65616
Sara Copeland
417-334-2191 Fax 417-332-0651
600	AeroW	Wells Fargo Bank	*	66 W Springer Drive
Highlands Ranch, CO 80129
		9/19/2003		Pat Barclay
Ph 303-470-8908 Fax 303-791-2558

601	Aero	Regions	*	91 Scenic Gulf Drive
Miranar Beach, FL 32550
Vanessa Harris
		merged AmSouth 12/7/07		Ph 850-833-8258 Fax 850-837-9537

602	Aero	Regions	*	1240 E. County Line Road
Ridgeland, MS 29157
Shawn Hubbard, Stacy Robinson
		merged AmSouth 12/7/07		Ph 601-960-6447 Fax 601-956-3678

603	Aero	Bank of America	*	1300 66th Street North
St. Petersburg, FL 33710
		10/10/2003		Jeffrey Jackson

604	Aero	Union State Bank	*	3902 13th Avenue SW
Fargo, ND 58103
		10/31/2003		Missy Strike
Ph 701-281-1302 Fax 701-433-7305

605	Aero	Bank of America	*	1720 East Fowler Avenue
Tampa, FL 33612
		10/31/2003		Jack Jones
Ph 813-538-4901

606	Aero W	Bank of America	*	971 Blossom Hill Road
San Jose, CA 95123
		10/3/2003		Christine Espinoza
Ph. 408-983-0588

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

607	Aero W	Bank of America	*	21001 N. Tatum Blvd. Ste. 90
Phoenix, AZ 85050
		10/31/2003		Donna Staton
Ph 480-538-4901

608	Aero	Suntrust Bank	*	4582 South Kirkman Road
Orlando, FL 32811
		10/31/2003		Stacy Spruce

609	Aero	Peoples United	*	17 Walker Street
Kittery, ME 03904
		7/16/2010		Louise Barsalou
Ph 207-439-5020 Fax 207-439-1571

611	Aero	Wachovia Bank	*	2110 Oak Street
Myrtle Beach, SC 29577
		3/17/2004		David Welborn
Ph 843-448-2686 Fax 843-448-6447

612	Aero W	Bank of America	*	1210.S. Power Road
Mesa, AZ 85206
		3/19/2004		Tamera Raleigh( branch ) Marsha Byler (national )
480-218-5145 888-852-5000 ext 4600

613	Aero	County Bank	*	500 N Highland Str
		2/12/2007		Williamsburg, Iowa 52361
Darlene Doehrmann
877-611-2525; 319-668-2888
fax 319-668-2093
614	Aero	Wachovia	*	Wachovia Bank
		3/1/2005		2800 West University Blvd
Wheaton, MD 20902
Attn: Craig Carver
Ph. 704-383-1582
615	Aero	Wachovia Bank	*	1919 US 1 South
St. Augustine, FL 32086
		2/20/2004		Linda Wilson(branch) Benjamin Kehoe(biz bnker
Ph 904-824-7568 704-427-7092

616	Aero	Premier Bank	*	100 Grell Lane
Johnson Creek, WI 53038
		2/20/2004		Theresa Copp
Ph 920-699-6900 Fax 920-699-6909

617	Aero W	Bank of America	*	2550 El Camino Real
Carlsbad, CA 92008
		4/9/2004		Toni Galbreath( branch ) Marsha Byler (national )
		kansas		888-852-5000 ext 4600

618	Aero	Wachovia Bank	*	605 N. Berkeley Blvd.
Goldsboro, NC 27534
		7/30/2004		Jim Malcolm
Ph 919-778-6062

619	Aero	BB & T Bank	*	2400 N. Salisbury Blvd.
Salisbury, MD 21801
		4/9/2004		Lauren Marshall
Ph 410-860-0995 Fax 410-546-1688

620	Aero	Compass Bank	*	2901 Capital of TX Hwy South
Austin, TX 78746
		4/9/2004		Tina Segoviano
Ph 512-421-5841 Fax 512-421-5842

621	Aero	Bank of America	*	2105 West Brandon Blvd.
Brandon, FL 33511
		4/16/2004		Jennifer Lombard (branch ) Marsha Byler (national )
813-653-2235 888-852-5000 ext 4600

622	Aero W	Wells Fargo Bank	*	16901 Bernardo Center Drive
San Diego, CA 92128
		4/16/2004		Eric Robertson or Alice Perry
Ph 858-487-5323 Fax 858674-4276

623	Aero	Bank of America	*	1726 Country Club Road
Jacksonville, NC 28546
		4/16/2004		Pamela Dufore (branch ) Marsha Byler (national )
910-355-4246 888-852-5000 ext 4600

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

624	Aero	Bank of America	*	20005 Katy Fwy
Katy, TX 77450
		4/16/2004		Michael Macias (branch ) Marsha Byler (national )
888-852-5000 ext 4600

625	Aero	First Citrus Bank	*	13850 Sheldon Road
Tampa, FL 33626
		4/23/2004		Karen Kling
Ph 813-926-5588 Fax 813-920-3814

626	Aero	Herring National Bank	*	2500 S. Coulter Street, Ste 123
Amarillo, TX 79106
		4/23/2004		Shirlene Fluke
Ph 806-358-3700 Fax 806-354-4141

627	Aero W	Bank of America	*	1775 Camino De La Reina
San Diego, CA 92108
		4/23/2004		Trisha Phillips (branch ) Marsha Byler (national )
619-681-1886 888-852-5000 ext 4600

628	Aero	Bank of America	*	825 Dulaney Valley Road, Ste 120
Towson, MD 21204
		4/23/2004		Shonga Faust (branch ) Marsha Byler (national )
410-828-1668 888-852-5000 ext 4600

629	Aero W	Bank of America	*	512 Fletcher Pkwy
El Cajon, CA 92020
		4/30/2004		Josie Herrera (branch ) Marsha Byler (national )
619-401-8200 888-852-5000 ext 4600

630	Aero	Capital One	*	8031 Airline Highway
Baton Rouge, LA 70815
		bank name was changerd		Nikki Tessier
		5/1/2006		Ph 225-381-2201 Fax 225-381-8922

631	Aero	JP Morgan Chase	*	5977 W. Park Ave.
Houma, LA 70364
		2/28/2011		Carlos Santiago
Ph#212-552-8183
branch #985-876-7541
632	Aero W	Wells Fargo Bank	*	7200 W. Alameda Avenue
Lakewood, CO 80226
		5/14/2004		Rhonda Doane
Ph 303-937-3365 Fax 303-937-3390

633	Aero W	Bank of America	*	3410 W. Chandler Avenue
		5/7/2004		Chandler, AZ 85226
Kim Bredernitz(branch ) Marsha Byler (national )
480-224-2021 888-852-5000 ext 4600

634	Aero	Peoples First Community Bank	*	2305 Highway 77
Panama City, FL 32405
		5/7/2004		Terry Gravatt or Vicky(branch Manager)
Ph 850-770-7203(7206) Fax 850-769-3603

635	Aero	Capital One	*	814 Jordan Street
Shreveport, LA 71104
		bank name was changed		Beverly(branch) Tammy Ptrats(national)
		5/1/2006		Ph 318-674-2523, 504-533-2905 Fax 504-533-5344

636	Aero	PNC Bank	*	750 First Capitol Drive
St. Charles, MO 63301
Chris Tucker
636-536-3428

637	Aero W	Tri Counties Bank	*	1950 E. 20th Street, Ste 725
Chico, CA 95928
		4/30/2004		Ken Sorbis or Roy Palomino
Ph 530-898-0370 Fax 530-898-0375
Mgr. Melanie Bassett
638	Aero W	Commerce Bank	*	1345 East Battlefield
Springfield, MO 65804
		4/30/2004		Rebecca Wright
Ph 417-837-5202 Fax 417-837-5289
deposit slips 1-800-453-2265
639	Aero	Bank of America	*	1 Clifton Country Road
		11/9/2005		Clifton Park, NY 12064
Debbie Durden
Ph 518-383-2228 Fax 518-371-4361

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

640	Aero E	TD Bank	*	3850 S. Delsea Drive
Vineland, NJ 08360
Stephanie Walkman
Ph 856-327-5276 Fax 856-327-6215

641	Aeo W	US Bank	*	1520 Briargate Blvd.
		Dec 05 rolled to TRECS		Colorado Springs, CO 80920
Mary Koch
Ph719-528-3525 Fax 719-531-6746

642	Aero	Wachovia Bank	*

Ph. 704-427-7077
Todd Kirby
643	Aero	Chase	*	4400 E. Main Street
Richmond, IN 47374
Shelly Harrod
Ph 765-935-3803, 6872 d-line Fax 765-966-4767
644	Aero	Wells Fargo	*	Pat Barclay
8/1/2011

645	Aero	First Commonwealth	*	3100 Oakland Ave South town ave

		5/31/2009		Jackie Hathaway
Ph 724-349-3629

646	Aero	Star Financial	*	1708 East Markland Ave
		3/23/2005		Kokomo, IN 46901
Amy McKane
tel: 765-868-3825

647	Aero W	First Bank of Colorado	*	10403 W. Colfax Avenue
Lakewood, CO 80215
		6/25/2004		Rachael Miller
Ph 303-235-1155 Fax 303-235-1193

648	Aero W	Bank of America	*	390 High Street NE
Salem, OR 97301
		6/25/2004		Patti Craig(branch ) Teresa Wallweber(national )
503-364-0136 888-852-5000 ext 4601

649	Aero	Vantus	*	6260 Mills Civic Pkwy
West Des Moines, IA 50266
		2/27/2009		Tim #515-422-5138 fax#515-422-5135
branch #515-422-5136

650	Aero	Bank of Oklahoma	*	3550 West Main Street
Norman, OK
		10/15/2004		James Branscum
Ph 405-366-3637, 366-3600 Fax 405-366-3608

651	Aero	Premier Bank	*	11055 61st Street NE
Alberville, MN 55301
		3/19/2004		Deb Hackenmueller
Ph 763-497-8224 Fax 763-497-8048

652	Aero W	Chase	*	7675 West Bell Road
Peoria, AZ 85382
Karen Barnes
Ph 602-589-4160 Fax 602-589-3364

653	Aero	PNC Bank	*	611 Lighthouse Place
Michigan City, IN 46360
Kathy Kindelan
Ph 219-874-9752 Fax 219-873-2271

654	Aero W	Wells Fargo Bank	*	4180 Bonita Road
Bonita, CA 91902
		10/8/2004		Chantell Ballesteros
Ph 619-479-1756

655	Aero	Compass Bank	*	2009 suite C Beltline Road
Decatur, AL 35601
		4/23/2004		Amy Thompson
Ph 256-552-4350 Fax 256-552-4354

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

656	Aero	Regions Bank	*	1 Independence Plaza
Homewood, AL 35209
Carol Moats
		merged AmSouth 12/7/07		Ph 205-716-1130 Fax 205-716-1138

657	Aero	Bank of America	*	1550 W. Bay Area Blvd.
Friendswood, TX 77546
		4/30/2004		Rosalyn Dikes (branch ) Marsha Byler (national )
888-852-5000 ext 4600

658	Aero	Bank of America	*	1410 Parham Road
Richmond, VA 23229
		5/14/2004		Pamela Langfitt(branch ) Marsha Byler (national )
804-754-0760 888-852-5000 ext 4600

659	Aero	Bank of America	*	2450 W. Algonquin Road
		5/20/2005		Lake in the hill, IL 60156

660	Aero W	Bank of America	*	12816 E. Sprague Avenue
Spokane, WA 999214
		5/28/2004		Shelley Allen(branch ) Marsha Byler (national )
509-353-6026 888-852-5000 ext 4600

661	Aero	JP Morgan Chase	*	2310 Colorado Blvd.
Denton, TX 76205
		5/28/2004		Brad Cain
Ph 940-381-7475 Fax 940-381-7410

662	Aero	Regions Bank	*	2000 Richmond Road
Texarkana, TX 75503
		6/4/2004		Pat Son
Ph 903-832-2551 Fax 903-223-5050

663	Aero	Bank of America	*	1801 Richmond Road
Williamsburg, VA 23185
		10/1/2004		Stacey Castruita (branch ) Teresa Wallweber(national )
		open in kansas		757-259-5481 888-852-5000 ext 4601

664	Aero	United Bank & Trust	*	1422 South Winner St.
		6/2/2005		Adrian, MI 49221
Tammy Hall
Ph. 517-266-5503

665	Aero	Bank of America	*	4364 State Road 7
Lake Worth, TX 33467
		5/58/04		Dev Bhandary(branch ) Marsha Byler (national )
561-642-4426 888-852-5000 ext 4600
clark american 800-355-4691
667	Aer W	Bank of America	*
12682 Amargosa Rd.
		2/4/2008		Victorville, CA 92392

669	Aero	Commerce	*	7400 North Orange Prairie Rd.
Peoria, IL 61615
Wes Thompson
		11/5/2010		Ph#309-999-3257
Fax#309-691-5257
670	Aero	JP Morgan Chase	*	14801 US 31 North
Carmel, IN 46032
		10/14/2004		Jon Walker
Ph 317-321-4022 Fax 317-574-9496
671	Aero	Regions	*	1993 N. Highland Ave.
Jackson, TN 38305
Terrell Parker
		merged AmSouth 12/7/07		Ph. 731-984-6000
Fax. 731-668-4827
672	Aero	UMB Bank	*	1 Victory Drive
Liberty, MO 64068
		5/19/2004		Tom Brusnahan or Melissa Sergent
816-792-6710 or 6713 Fax 816-792-4697

673	Aero W	Bank of America	*	2708 Ming Avenue
Bakersfield, CA 93304
		6/25/2004		Erin Bedford(branch ) Teresa Wallweber(national )
661-395-2020 888-852-5000 ext 4601

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

674	Aero	Northwest Savings Bank	*	311 East Fairmount Avenue
Lakewood, NY 14750
Jessica Weaver
Ph 716-763-2265

675	Aero	I B C Bank	*	6301 NW Loop 14, Ste. Q-14
San Antonio, TX 78238
		9/10/2004		Isabel Bravo
Ph 210-369-2910 Fax 210521-8044

676	Aero	Chase Bank	*	320 N. New Road
Waco, TX 76710
Carole Gallagher
Ph 254-776-9500

677	Aero	Astoria Federal Savings Bank	*	102 Broadway Mall
Hicksville, NY 11801
		10/29/2004		Christina Smith
Ph 516-681-4000 Fax 516-681-4017
679	Aero	Wachovia	*	1970 West New Haven Avenue
Melbourne, FL 32904
		9/24/2004		Charlotte Hutchinson
Ph 321-984-7467 Fax 321-984-3417

680	Aero	BB & T Bank	*	1809 Greenbrier Parkway
Chesapeake, VA 23320
		10/1/2004		Crystal Crawford
Ph757-523-4462 Fax 757-523-4469

681	Aero	Bank of America	*	13355 Noel Road, Ste. 100
Dallas, TX 75240
		9/24/2004		Conrad Mendoza(branch ) Teresa Wallweber(national )
972-716-5800 888-852-5000 ext 4601

682	Aero	Bank of America	*	3321 NW Federal Highway
Jensen Beach, FL 34957
		7/23/2004		Lee Monroe(branch ) Teresa Wallweber(national )
772-692-7821 888-852-5000 ext 4601

683	Aero	First National Bank	*	2400 W. Grand River
Howell, MI 48843
		7/30/2004		Kevin Morrow
Ph 517-540-6299 Fax 517-548-7368
Mc Bee deposit slips 248-553-8134 Nancy
684	Aero	Bank of America	*	1901 Tamiami Trail North
Naples, FL 34102
Anute Boonyachai
		10/30/2010		Ph# 1-800-657-9533 ext# 50657
branch #239-436-3533
685	Aero	Regions/ Union Planters same	*	210 Eisenhower Drive
		11/21/2005		Biloxi, MS 39531
Jamie Tendel
		store reopened due to Katrina		PH. 228-435-6610
Hurricane
686	Aero	Chase Bank	*	Ph 903-534-4231
		3/1/2007		Fax 903-581-9460
Shauna Pate

687	Aero	US	*	4056 Highway 54
Osage Beach, MO 65065
chad
		11/29/2010		Ph 573-348-1705
call account manager Becky Matthews
688	Aero	Wells Fargo	*	Pat Barclay
Ph# 303-470-8908
fax# 303-791-2558

689	Aero	Bancorp South	*	4359 Mall Drive
		3/2/2005		Tupelo, MS 38802
Britni Beasley
Ph. 662-678-8000

690	Aero	M & T Bank	*	17301 Valley Mall Drive
Hagerstown, MD 21740
		10/29/2004		Nancy McKenzie
Ph 301-790-6916 Fax 301-852-0213

691	Aero	Bank of America	*	29 Blanding Blvd.
Orange Park, FL 32073
		9/10/2004		Sharon Davis (branch ) Teresa Wallweber(national )
904-269-1770 888-852-5000 ext 4601

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

692	Aero	Bank of America	*	685 Sunland Park Drive
El Paso, TX 79912
		9/17/2004		Christina Trevizo (branch ) Teresa Wallweber(national )
915-833-6003 888-852-5000 ext 4601

693	Aero	Arvest Bank	*	4201 N. Shailoh Drive
Fayetteville, AR 72703
		7/30/2004		Joe Dimaggio
Ph 479-444-5612 Fax 479-444-5620

694	Aero W	First National Bank of Colorado	*	615 Interlocken Blvd.
Broomfield, CO 80021
		effective 10/1/2004		April Vendegna
Ph 303-544-7999

695	Aero	Wachovia	*	Wachoiva consolidated accts
		11/1/2005		For questions call Judy Goncalves at Wachovia
800-590-7868

696	Aero	BB & T Bank	*	1425 Seminole Trail
Charlottesville, VA 22901
		9/17/2004		Tracey Travillian
Ph 434-975-3491 Fax 434-973-8604

697	Aero	I B C Bank	*	5085 Westheimer Ste. 4640
Houston, TX 77056
		9/17/2004		Thomas Frausto
Ph 713-285-2294 Fax 713-439-0633

698	Aero	Bank of America	*	9225 Baymeadows Road
Jacksonville, FL 32256
		9/24/2004		James Bridgewater (branch ) Teresa Wallweber(national )
904-731-4600 888-852-5000 ext 4601

699	Aero	Bank of America	*	12381 West Sunrise Blvd.
Plantation, FL 33323
		10/1/2004		Angela Plummer (branch ) Teresa Wallweber(national )
954-915-0940 888-852-5000 ext 4601
Clark American 800-234-6147
700	Aero	US Bank	*	3410 S. 143rd Plaza
		Dec 05 rolled to TRECS		Omaha, NE 68144
Mary Sumpter
Ph 402-334-3603 Fax 402-334-3636

701	Aero	JP Morgan Chase	*	2430 Highway 6 South
Sugar Land, TX 77479
Sergio Babba
Ph 281-269-7328 Fax 281-269-7312

702	Aero	Regions Bank	*	4501 S. Medford Drive
Lufkin, TX 75901
		9/24/2004		Lanell Day
Ph 936-632-9096 Fax 936-632-8540

703	Aero	Bremer Bank	*	6900 France Ave. S
		3/23/2005		Edina, MN 55435
Kim Lindeen
tel: 952-925-9500

704	Aero	Peoples Bank	*	5 South Maple Street
Hadley, MA 01035
		9/24/2004		Donna Wiley
Ph 413-493-7454 Fax 413-585-1558

705	Aero	Bank of America	*	6605 Uptown Blvd.
Albuquerque, NM 87110
		9/24/2004		Lee Gurule (branch ) Teresa Wallweber(national )
505-282-3030 888-852-5000 ext 4601

706	Aero W	Bank of America	*	910 Black Lake Blvd.
Olympia, WA 98502
		9/24/2004		Jackie Bensley (branch ) Teresa Wallweber(national )
360-754-3630 888-852-5000 ext 4601
707	Aero	First Bank of Tenneessee	*	2301 E. Andrew Johnson Hwy
		effective 05/10/05		Morristown, TN 37814
Nancy Carpenter
Tel. 423-586-8021

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

708	Aero	Bank of America	*	105 N. Congress Avenue
Boynton Beach, FL 33426
		10/1/2004		Hazel Scalise (branch ) Teresa Wallweber(national )
561-742-9092 888-852-5000 ext 4601
710	Aero	Bank North	*	340 Aviation Road
Queenbury, NY 12804
		10/15/2004		Deb Prendergast
Ph 518-798-0070 Fax 518-743-1215

711	Aero W	Bank of America	*	13008 N. Tatum Blvd.
Phoenix, AZ 85032
		10/29/2004		Bill Coulter (branch ) Teresa Wallweber(national )
602-569-4029 888-852-5000 ext 4601

712	Aero	Liberty Bank	*	8 East Main Street
Clinton, CT 06413
		10/8/2004		Heather Downie
Ph 860-669-5773 Fax 860-669-4353

713	Aero	Main Source Bank	*	3880 West Presidential Way
Edinburgh, IN 46124
		10/8/2004		Elisa Walter
Ph 812-526-0551 Fax 812-526-0581

714	Aero	Bank of America	*	7800 Forsyth Blvd.
Clayton, MO 63105
		10/15/2004		Gayle Diaz (branch ) Teresa Wallweber(national )
314-466-0460 888-852-5000 ext 4601

715	Aero W	Bank of America	*	23929 Valencia Blvd.
Valencia, CA 91355
		10/29/2004		Cathy Gero (branch ) Teresa Wallweber(national )
661-253-4653 888-852-5000 ext 4601

716	Aero	Monroe Bank & Trust	*	2121 N. Monroe Street, Ste. 131
Monroe, MI 48162
		10/29/2004		Shannon Porath
		secret code AERO		Ph 734-241-3431 Fax 734-241-1726
717	Aero W	Bank of America	*	9717 Foothill Blvd.
		3/2/2005		Rancho Cucamanga, CA 91730
Matt Keever
Ph. 909-483-8176

718	Aero	Chevy Chase Bank	*	7101 Democracy Blvd.
		1/26/2005		Bethesda, MD 20817

Ph. 301-365-5100

719	Aero	Harris	*	2505 N Farnsworth Ave
Aurora, IL 60504
		merged 10/1/10		Zach Bebee
630-862-2474 - Branch 312-461-6730
fax: 630-862-2489
720	Aero	Wrentham Cooperative Bank	*	102 South Street
		3/10/2005		Wrentham, MA 02093
Sarah Giovanucci
Ph. 508-384-6101

721	Aero	Bank of America	*	4545 14th St. W
		3/23/2005		Bradenton, FL 34205
Kathy Cannavino
Ph. 941-751-6595

722	Aero	Citizens Bank	*	Route 611 & 715
		3/2/2005		Tannersville, PA 18372
Shawn
Ph. 570-629-1631
fax. 570-629-8757
723	Aero W	Bank of America	*	200 Kentucky St.
		3/9/2005		Petaluma, CA 94952
Robin Edwards
Ph. 707-769-2850

724	Aero	JP Morgan Chase	*	2203 Memorial Drive
Alexandria, LA 71301
James White
Ph. 318-448-6389

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

725	Aero	Wachovia Bank	*
7/1/2005

726	Aero	Chase Bank	*	250 W. Garfield Rd
		3/23/2005		Aurora, OH 44202
Stacy Famageltto
Ph. 330-562-7115

727	Aero	Bank of America	*	1255 Lake Woodland Drive
		3/30/2005		The Woodlands, TX 77380
Katrina Johnson
Ph. 281-362-4200

728	Aero	IBC Bank	*	2200 S. 10th Street
		3/23/2005		McAllen, TX 78502
Jaime Vargas
Ph. 956-688-3670
aba # for ach's 114-902-528
729	Aero	Bank of America	*	12011 Kee Jackson Hwy
		3/23/2005		Fairfax, VA 2033
Eva Seifert
Ph. 703-277-3230

730	Aero W	Wells Fargo Bank	*	826 3rd Avenue
		3/23/2005		Chula Vista, CA 91910
Luis Lopez
619-426-0622

731	Aero W	Bank of America	*	222 W. Main Street
		3/23/2005		Medford, OR 97501
Maria Holloway
Ph. 541-722-3384

732	Aero W	Bank of America	*	9780 W. Fairview Ave.
		12/22/2005		Boise, ID 83704
Ph. 208-377-5000

733	Aero	Capital One	*	3050 Severn Ave.
Metairie, LA 70002
Tammy or Drew Booth
Tel. 504-533-2905
Fax. 504-533-5344
734	Aero	Wachovia	*	4325 Glenwood Ave
		10/7/2007		Raleigh, NC 27612
Alicia Keisler
Ph. 919-829-6657

735	Aero W	Bank of America	*	4801 W. Charleston Blvd
		3/23/2005		Las Vegas, NV 89107
Merling Arias
Ph. 702-654-4310

736	Aero W	Wells Fargo Bank	*	Galleria at Tyler Mall
		3/23/2005		3765 Tyler Street
Riverside, CA 92503
JP Bouchereau
951-343-3860
737	Aero	IBC Bank	*	2350 N. Expressway, Ste. 7222
		6/24/2005		Brownsville, TX 78526
Guillermo Lambarri
Tel. 956-547-1380
Fax. 956-574-9596
738	Aero	Columbus Bank & Trust	*	3261 Manchester Expressway
		3/23/2005		Columbus, GA 31909
Sandra Wilkoff
Ph. 706-649-2715

739	Aero	M & T Bank	*	23 Lake Street
		7/15/2005		Monroe, NY 10950
Linda Conte-Giannone
845-782-8101

740	Aero	PNC Bank	*	3400 Atlantic Ave.
		5/11/2005		Atlantic City, NJ 08401
Tel. 609-343-6707
Mikael Mason

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

741	Aero W	Bank of America	*	201 E. San Ysidro Blvd.
		4/27/2005		San Ysidro, CA 92173
Tel. 619-662-6423
combo store with P.S. #3215
same account
742	Aero	Wells Fargo	*	I-94 Woodbury
		9/15/2005		9882 Norma Lane
Woodbury, MN 55125
Ph. 651-205-8310
Christina Skar
743	Aero W	Wells Fargo Bank	*	29 S. Rio Grande St., 2nd Floor
		3/30/2005		Salt Lake City, UT 84101
JP Bouchereau
Ph. 801-456-0660
Fax.
744	Aero W	Wells Fargo Bank	*	1175 S. State St.
		5/2/2005		Orem, UT 84097
Daron Stealey
Ph. 801-426-5529
Fax. 801-226-0734
745	Aero W	Wells Fargo Bank	*	66 W. 1200 S.
		5/2/2005		Provo, UT 84601
Tel. 801-377-1397

746	Aero W	Citibank	*	44480 Town Center Way
		3/30/2005		Palm Desert, CA 92260
Angel Mendez
Ph. 760-346-4128
747	Aero W	Santa Barbara Trust & Bank	*	2310 E. Ponderosa Drive
		8/5/2005		Camarillo, CA 93010
Arturo Solis
Ph. 805-383-2224
Fax. 805-383-2228
748	Aero	Wells Fargo	*	6175 Gateway West
El Paso, TX 79925
		8/30/2009		Pat Barclay
ph#303-470-8908
749	Aero	Wachovia	*	8300 Medical Plaza Dr.
		12/9/2005		Charlotte, NC 28216

750	Aero	PNC Bank	*	3517 Nicholasville Road
Lexington, KY 40503
Aakesh Patel
Ph. 859-281-5456
Fax. 859-281-5459
800-669-1518 Treasury Erica (valid.dep.tick)
751	Aero	Bank of America	*	80 Mountain Rd.
Glen Burnie, MD 21060
Tracey Popoola
		11/30/2009		Ph# 800-657-9533 ext#53553

752	Aero	Wachovia Bank	*	Four S. Main Str
		10/27/2006		Coopersburg, PA
610-282-3012

753	Aero W	Wells Fargo Bank	*	140 Great Mall Drive
		3/9/2005		Milpitas, CA 95035
Bree Philpott
Ph. 408-934-9625

754	Aero	Bank of America	*	2600 W. Bigbeaver
Troy, MI 48084
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext 5760 fax#617-235-2580

755	Aero	Bank of America	*	2630 Dawson Road
		4/27/2005		Albany, GA 31707
Gladys
Ph. 229-434-4580
Fax. 229-434-4583
756	Aero	BB & T Bank	*	2286 N. Dave Lyle Blvd
		3/23/2005		Rock Hill, SC 29730
Eric Bowers
Ph. 803-366-3144

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

757	Aero W	Farmers' State Bank	*	4444 1st Ave.
		9/30/2005		Cedar Rapids, IA 52402
Joan Ironside
Ph. 319-395-0201
Fax. 319-294-6679
758	Aero	Wachovia Bank	*	Citadel Mall Financial Center
		3/16/2005		828 Orleans Rd
Charleston, SC 29407
Craig Carver
Ph. 843-724-5184
759	Aero	Bank of America	*	826 Belmont St.
		4/27/2005		Brockton, MA 02301
Tel. 800-841-4000

760	Aero W	Wells Fargo Bank	*	2334 Central Ave.
		3/23/2005		Billings, MT 59102
JP Bouchereau
Ph. 406-652-8288
761	Aero W	Bank of America	*	2225 Quimby Road
		9/9/2005		San Jose, CA 95122
Veronica Rubio or Mary Diaz
408-223-4481 fax. 408-971-5396
762	Aero	PNC	*	1366 Mall Run Road
Uniontown, PA 15401
Suan Lee
tel: 724-438-3400
763	Aero	United Bank	*	84 Crossroads Mall
		3/23/2005		Mt. Hope, WV 25880
Matthew Whitener
Ph. 304-256-7280

764	Aero	Bank of America	*	1401 N. University Drive
		3/23/2005		Coral Springs, FL 33071
Sonia Canova
Ph. 954-341-0104

765	Aero	Regions	*	1000 Turtle Creek Drive
Hattiesburg, MS 39402
Tel. 601-261-4270
		merged AmSouth 12/7/07		Hunter Russum

766	Aero	Bank of America	*	One Commercial Plaza
		3/23/2005		Norfolk, VA 23510
Lenita Griffin
Ph. 757-441-4770

767	Aero	American Bank	*	676 W. Johnson St
		3/23/2005		Fond Due Lac, WI 54935
Diana Dehnel
Ph. 920-922-9292

768	Aero W	Bank of America	*	4002 Tacoma Mall Blvd.
		9/9/2005		Tacoma, WA 98409
Susan Bungert or Rowena Ly
Ph. 253-305-3145
Fax. 253-305-3148
769	Aero	Savanah Bank	*	1579 Clark Streeet Road
		7/29/2005		Auburn, NY 13021
Danielle Kehoe
315-252-4551

770	Aero	Chase Bank	*	4430 Labon Drive, Suite 346
		9/30/2005		Garland, TX 75040
James W. Jennings
Ph. 972-530-3449 or 877-226-5663
Fax. 972-530-4194
771	Aero W	Wells Fargo Bank	*	890 W. Riverdale Rd
		5/2/2005		Ogden, UT 84405
tel. 801-626-9761

772	Aero	US Bank	*	10959 Parallel Ave.
		Dec 05 rolled to TRECS		Kansas City, KS 66109
Amy Hrabe
Ph. 913-334-9811
Fax. 913-334-9163
773	Aero	IBC Bank	*	130 East Travis St/
		9/29/2005		San Antonio, TX 78205
David Solis
210-369-2943

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

774	Aero	IBC Bank	*	6001 Airport Blvd
		3/4/2007		Austin , TX 78752
Lucila Rios
512-397-4542
fax 512-397-4549
775	Aero	Bank of America	*	5780 20th Street
		6/10/2005		Vero Beach, FL 32966
Soula Planker
Ph. 772-564-8181
Fax. 772-569-2014
776	Aero	Chase Bank	*	350 Gause Blvd.
		7/29/2005		Slidell, lA 70458
Michelle Lingston
Ph. 985-847-0501
Fax. 985-649-6451
777	Aero W	Bank of America	*	19240 Northhoff St.
		10/28/2005		Northridge, CA 91324
Dennis Mata
Ph. 818-885-4052
Fax. 818-885-4128
778	Aero W	Wells Fargo Bank	*	5120 Moreno St
		23-Mar		Montclair, CA 91763
JP Bouchereau
Ph. 909-621-2900

779	Aero	American National Bank	*	628 Main Street
		9/9/2005		Danville, VA 24541
Linda Moore
Ph. 434-773-2219 or 2298
Fax. 434-549-8175
780	Aero W	Wells Fargo Bank	*	200 B. Street
Santa Rosa, CA 95401
JP Bouchereau
Ph. 707-584-3114

781	Aero W	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
782	Aero W	Key Bank	*	999 N. Hill Field Rd
		5/11/2005		Layton, UT 84041
Tel. 801-544-2834
Tiffany Gilbraith

783		US Bank	*	14111 E Alameda Ave
		7/29/2005		Aurora, CO 80012
Clara Gonzalez
303-344-1331
784	Aero	Bancorp South	*

(662) 349-5516

785	Aero	REGIONS BANK	*	30083 Woodrow Lane
		2/3/2006		Daphne, AL 36527
Contina Woods
Ph. 251-431-8114
Fax. 251-431-8115
786	Aero	United Community Bank	*

Tiffany Jeannette
706-378-2225 (fax 706-378-2295)
787	Aero	Bank of America	*	100 N Broadway
Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
788	Aero W	Bank of America	*	1234 So. Baldwin Ave.
		9/23/2005		Arcadia, CA 91007
Edgar Chacon or Sylvia Evans
Ph. 626-578-5898
Fax. 626-578-5500
789	Aero W	Bank of America	*	100 N Broadway
Wichita, KS 67202
Ph. 888-852-5000
790	Aero	BankNorth, NA	*	Bank of New Hampshire
		Bank of New Hampshire		1249 Eastman Road
		5/11/2005		North Conway, NH 03860
Tel. 603-356-6397
Chriss Butts

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

791	AeroW	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000

792	Aero W	Bank of America	*	36900 Newark Blvd.
		4/27/2005		Newark, CA 94560
Tel. 510-226-2780

793	Aero W	Bank of America	*	2200 W. Warm Springs Road
Las Vegas, NV 89019
Tel. 702-654-6339

794	Aero W	Bank of America	*	8815 Quil Ceda Blvd
		7/22/2005 changed to 07/08/05		Tulalip, WA 98271
Angela Gothard/ Mike Peek
360-653-3467

795	Aero W	Bank of America	*	1120 Texas Street
Fairfield, CA 94533
Tel. 707-438-2604

796	Aero W	Bank of The West	*	4932 Pacific Ave.
		6/24/2005		Stockton, CA 95207
Sysaveuy Seeha
Tel. 209-957-2301
fax 209-957-2434 Diane Mcintosh
797	Aero	BB & T Bank	*	2500 E. Walnut Ave.
		6/24/2005		Dalton, GA 30721
Rebecca Hudson
ph# 706-217-3931
fax# 706-217-3939
798	Aero	Texas Bank & Trust	*	3622 McCann
		6/24/2005		Longview, TX 75605
Tammy Gage
Ph. 903-237-5500
Fax. 903-234-4620
799	Aero	CBBC Bank	*	205 Foothills Mall
		7/1/2005		Maryville, TN 37801
Teresa
Ph: 865-977-5971
fax: 865-379-2507
800	Aero	United Community Bank	*	Hwy 53 West
Dawsonville, GA 30534
Tel. 706-265-3232

801	Aero	IBC Bank	*	10 Central Mall
		7/1/2005		Lawton, OK 73501
Lawrell Sparkman
580-250-4127

802	Aero	PNC Bank	*	2010 Pitsburgh Blvd.
		11/23/2005		Tarentu, PA 15084
Tel. 724-274-1100

803	Aero	Capital One	*	313 corondelet St., 6th fl
New Orleans, LA 70130
		bank name was changed		Tammy W. Prats
		5/1/2006		504-533-2905
800-562-9007 x 32905
804	Aero	Harris Bank	*	2609 East Main Street
		5/12/2007		Plainfield, IN 46168
Jim O' Bold
Ph 317 839-3501 Ex 34
Fax 317-839-3944
805	Aero	Bank of America	*	1550 S. Clyde Morris Blvd
		10/28/2005		Daytona Beach, FL
Brian Hills or Debbie Long
Ph. 386-238-0079
Fax. 386-239-0859
806	Aero W	Bank of America	*	2800 N. Main St
		10/14/2005		Santa Ana, CA 92705
Christine Dougherty or Richard Naas
Ph. 714-285-4880
Fax. 714-285-4887

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

807	Aero	IBC, Inc.	*	6909 NE Loop 1604, Suite 01
		9/16/2005		San Antonio, TX 78247
Christina Hernandez
Ph. 210-369-2922
Fax. 210-651-3462
808	Aero	South Carolina Bank & Trust	*	1328 Fording Island Road
		10/5/2005		Bluffton, SC 29910
Attn: Jenette Ariyibi
Ph. 843-837-2100

809	Aero	Regions	*	178 Paul Huff Pkwy
Cleveland, TN 37312
LeeAnn Owenby
		merged AmSouth 12/7/07		Ph. 423-479-9661
Fax. 423-472-2572
810	Aero	Chase Bank	*	6400 Grand Ave
		10/28/2005		Gurnee, IL 60031
Ph. 847-782-3680
Fax. 847-855-0279
Nanette Brown
811	Aero W	Bank of America	*	4201 N. Oracle Road
		9/30/2005		Tucson, AZ 85705
Cecilla Johnson or Andy Chasteen
PH. 520-408-6550
Fax. 520-690-1521
812	Aero W	Bank of America	*	18641 S. Gridley Road
		10/28/2005		Cerritos, CA
Rod Hernandez or Snny Chauhan
Ph. 562-403-6252
Fax. 562-403-6254
813	Aero W	Chase Bank	*	10620 South State Street
		12/20/2005		Sandy, UT 84070
Ph. 801-481-5551

814	Aero	First Citizens Bank	*	Jamil Johnson
		6/3/2007		7101 Fayetteville Rd, PO Box 51399
Durham, NC 27707
919-489-3541 PH
919-419-0049 Fax
815	Aero	Sovereign Bank	*	376 Southbridge St.
		10/21/2005		Auburn, MA 01501
Patrick Royce
Ph. 508-721-2540
1-877-768-1145 business
816	Aero W	Wells Fargo Bank	*	6699 N. Landmark Drive
		10/28/2005		Park City, UT 84098
Ph. 800-869-3557

817	Aero W	Union Bank of California	*	801 East Prosperity,Tulare CA 93274
		6/7/2006		LeeAnn Martinho
559-688*2812

818	Aero W	Bank of America	*	100 N Broadway
		3/10/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
819	Aero	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
820	Aero	Regions bank	*	4441 Central Ave
		3/3/2006		Hot Springs, AR 71913
ph. 501-624-8860
fax. 501-624-8969
821	Aero W	Bank of America	*	100 N Broadway
		3/15/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

822	Aero W	Bank of America	*	100 N Broadway
		3/24/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

823	Aero	Bank of America	*	100 N Broadway
		6/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

824	Aero	First State	*	4979 Bill Gardner Pkwy.
		3/17/2006		Locust Grove, GA 30248
ph. 770-507-9502
FAX. 770-914-2873
825	Aero	Comerica Bank	*	8850 Boedeker Str
		4/7/2006		Dallas,TX
		consolid account since 10/19/06		fax 214 890-0848
ph. 214-890-5106 ext 5136
Linda Burns

826	Aero W	Bank of America	*	100 N Broadway
		4/7/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
827	Aero	Regions	*	2948 East Texas Str
Bossier LA 71111
Ph 318- 674-3536
		merged AmSouth 12/7/2007		Sheren White

828	Aero	Liberty Bank	*	2901 East Highland Drive
		3/29/2006		Jonesboro , AR 72403
Wayne Wolfe
fax. 870-931-0916
870-268-2318
829	Aero W	Bank of America	*	100 N Broadway
		3/31/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
830	Aero	Arvest Bank	*	401 N.Walnut
		5/8/2006		PO BOX 160
Harrison ,AR 72601
Laura Shaw
870-391-5613 fax-870-391-5620
831	Aero	Bank of America	*	395 Briarwood Cercle
Ann Arbor MI 48108
		2/2/2009		Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580

832	Aero	Regions Bank	*	8601 South Dixie Hwy
Orlando Wesquez
		4/14/2006		ph 305-665-1241
fax 305-665-4734

833	Aero	Wachovia bank	*	Columbiana Center
		4/7/2006		333 Harbison Blvd.
Columbia , SC 29212
Leo Crumper
ph. 877-394-9089
fax. 803-253-6781

834	Aero W	Washington Mutual	*	6951 Bolsa Ave.
Westminster, CA 92683
		12/3/2007		Rain Urcia
Ph#714-934-2112 Fax#714-898-8573
835	Aero	Bank of America	*	100 N Broadway
		4/7/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
836	Aero	Bank of America	*	100 N Broadway
		4/14/2006		Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
837	Aero	Bank of America	*	100 N Broadway
		4/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

838	Aero W	Wells Fargo	*	2600 Newberg Hwy
		4/14/2006		Woodburn, OR 97071
Brian Speer
fax 503-982-9922
ph.503-982-9922
839	Aero	Citizens National Bank	*	1199 Bonita Lakes Circle
		4/14/2006		Meridian, MS 39301
Regina Tims
601-484-5337
601-484-5341

840	Aero	Regions Bank	*	1300 W Poplar Ave
		3/31/2006		Collerville , TN
Bridget Ely
ph 901 853-7980 ex 22
fax 901 853 7987

841	Aero	First National Bank	*	2511 Trimmier Road
		3/31/2006		Killeen , TX 76543
Ph. 254-554-4254
Fax. 254-634-2661 Shirley Tolliver
842	Aero	Chase Bank	*	1345 N.Town East Blvd
		2/4/2007		Mesquite, TX 75150
Erika Dunham 972-270-2067
fax 972-681-0326
843	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

844	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
845	Aero	MB Financial Bank	*	1400 Sixteenth St.
Oak Brook,IL 60523
		11/20/2007		Michael
ph 630-203-2724
fax 630-571-0065
846	AeroW	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
847	Aero	American Gateway	*	2020 South Burnfide
		4/28/2006		Gonzales, LA 70737
Nicolle Theel
225-647-4921
fax 225 644 6411
848	Aero	Bremer Bank	*	1715 W County Rd B2
		6/23/2006		Roseville, MN 55113
Matt Flannery
ph 651 288-3885
fax 651 288-3896
849	Aero W	Wells Fargo Bank	*	1864 Blue Lakes Blvd
		5/12/2006		Twin Falls , ID 83301
Path Barcley
fax 303 791-2558
ph 303 470-8908
850	Aero W	Bank of America	*	100 N Broadway
		5/24/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
851	Aero	Fifth Third	*	Columbus North Banking Center
2117 25th St.
		3/3/2008		Columbus, IN 47201
Branch ph# 812-372-9645
Fax# 812-372-9993
852	Aero W	Wells Fargo Bank	*	1798 Hitt Road
		5/5/2006		Idaho, ID 83404
Pat Barcley
fax 303 791-2558
ph 303 470-8908
853	Aero	Bank of America	*	100 N Broadway
		6/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
854	Aero	Chase Bank	*	3732 Irving Mall
		6/15/2006		Irving , TX 75062
Kenard 972-255-8556
fax 972-258-4040

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

855	Aero W	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
856	Aero W	Chase Bank	*	7352 South Plaza Center Drive
		6/16/2006		West Jordan, UT 84084
Trevor Weeks
fax 801-280-6815
ph 801-280-6763
857	Aero W	Wells Fargo Bank	*	100 West Burnsville Parkway
Burnsville, MN 55337
		5/26/2006		Ann Wood
612 316-1534 ph
612 316-3797 fax
858	Aero	US Bank	*	1350 Euclid Ave,
		11/2/2006		Cleveland , OH 44115
Bath Ladd, Diane
216 902-7858 ph 216-623-9248
216 623-9303 fax
859	Aero	Community Bank and Trust	*	800 Steven B.Tanger Blvd
Commerce,GA 30529
		6/2/2006		1-888-847-2265
fax 706-335-1986
860	Aero W	Wells Fargo	*	Beau Jeppesen
		8/8/2006		4920 South State Str
Murray, UT 84107
801-293-9470
801-263-2075 FAX
861	Aero	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
862	Aero	Bank of America	*	100 N Broadway
		5/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
863	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
864	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

865	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
866	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
867	Aero	Hillcrest Bank	*	11111 W 95th Str,
		6/30/2006		Overland Park, KS 66214
Jillian Brewer
ph 913 324-6149
fax 913 324-6191
868	Aero	SunTrust Bank	*	775 E Merritt Island Causeway Suite 100
Merritt Island, FL 32952
		7/28/2006		Ann Prince
ph. 321-459-3315
fax 321-452-8907

869	Aero	Bank of America	*	100 N Broadway
		6/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
870	Aero	PNC Bank	*	9W. Chocolate Ave.
		9/15/2006		Hershey, PA 17033
Karen Prickett
ph.717-534-3201
fax.717-534-3231
871	Aero	Fidelity Deposit & Discount Bank	*	4010 Birney Ave
		3/29/2007		Moosic, PA 18507
Phone: 570-504-0790
Fax: 570-504-0793
Casey Egan

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

872	Aero	Chase Bank	*	1111 N IH-35
		8/3/2006		Round Rock, TX 78664
Peggy Smith
ph 512-244-8550
fax 512-218-8830
873	Aero	Wachovia Bank	*	9700 Corckscrow Rd
		11/10/2006		Estero, FL 33928
Joann 239-495-5240

874	Aero	Bank of America	*	100 N Broadway
		7/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
875	Aero	First Citizens Bank	*	131 Forum Driva
		2/1/2007		Columbia, SC 29229
Adam Kreswell
803-788-8815
876	Aero	Metropolitan Bank	*	3701 Pinnocall Hill Parkway
		10/4/2006		Rogers, AR 72758
Ph 479-845-4740,Lyn Mick
Fax 479-845-4790
877	Aero	Flagstar Bank	*	9332 Lee Road
		10/2/2006		Brighton, MI 48116
Liz Houston , ph 810-229-6483
fax 810-229-6593
878	Aero	Fifth Third Bank	*	1365 Michigan , WaterVill, OH 43566
		10/3/2007		Donald Firsdon
ph:419-878-9015
fax: 419-878-3682
879	Aero	PNC Bank	*	3979 Indian Ripple Rd.
Beavercreek, OH 45440
Karl Borchers
ph. 937-426-2632
fax. 937-426-2695
880	Aero W	Bank of America	*	100 N Broadway
		10/6/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
881	Aero	Bank of America	*	100 N Broadway
		11/17/2006		Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
882	Aero	Lone Star National Bank	*	214 South Texas Blvd.
		11/2/2006		Weslaco, Texas 78596
Judy Haws
ph. 956-973-7701
fax. 956-973-7707
883	Aero	US Bank	*	1350 Euclid Ave,
		9/22/2006		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
884	Aero	Bank of America	*	100 N Broadway
		9/8/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
885	Aero	BB & T Bank	*	Mary Brannigan
		9/27/2007		2941 N Poinciana Blvd
Kissimmee, FL 34746
		Previously Colonial Bank		FAX: 407-397-7500
PH: 407-397-7400

886	Aero	Hancock Bank	*	10496 Hwy. 49
		9/8/2006		Gulfport, MS 39503
ph. 228-831-2143
fax. 228-328-2360
Terry Waldrop
887	Aero	Bank of America	*	100 N Broadway
		9/22/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
888	Aero	IBC Bank	*	1200 San Bernardo Ave
		3/16/2007		Laredo, Texas
Andreana Huddleston ph 956-422-7611
fax 956-726-6660

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

889	Aero	Regions Bank	*	429 Main Str.
		3/1/2007		Trussville, AL 35173
Lisa Baker ph: 205-326-7546
fax 205-326-7743
890	Aero	Chevy Chase Bank	*	604 Potomac Station Drive
		5/4/2007		Leesburg, VA 20176
Salma Azhar ph : 703-669-2209
fax : 703-669-2218
891	Aero	Queenstown Bank of Maryland	*	P.O. Box 120
		3/30/2007		Queenstown, MD 21658
Phone: 410-827-8881
fax: 410-827-8190
Janet Such
892	Aero W	Wells Fargo Bank	*	1578 Howe Ave
		4/6/2007		Sacramento, CA
Kappie
fax 916-564-7648
ph: 916-565-4904
893	Aero	First National Bank	*	3801 FairWay Blvd
		3/23/2007		Wichita Falls, TX
Tracy Elrod
phone 817-481-0158
fax 817-481-0698
894	Aero	Bank of America	*	3645 N. Freeway Blvd.
Sacramento, CA 95815
		10/5/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
895	Aero	Wilson Bank & Trust	*	200 Tennessee Blvd
		4/13/2007		Lebanon, TN 37087
Katha Wrye ph: 615-443-6178
fax 615-443-6284
896	Aero	Bank of America	*	534 S Kansas Ave
		4/6/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
897	Aero	BB&T Bank	*	3001 Watson Blvd.
		4/13/2007		Warner Robins, GA 31093
Michelle Britt ph: 478-953-8251
fax: 478-971-1063
898	Aero	First Citizens Bank	*	940 Mall Loop Road , Higth Point, NC 27262
		4/27/2007		Barbara Thacker
ph: 336-883-3765
fax: 336-883-8087
899	Aero	Bank of America	*	534 S Kansas Ave
		4/6/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
900	Aero West	Bank of America	*	534 S Kansas Ave
		5/18/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
901	Aero	RBC	*	1427 E. Dixie Dr.
Asheboro, NC 27203
		1/3/2011		Candy McReynolds
Ph#336-626-8683
902	Aero	BBVA Compass	*	301 This Way
Lake Jackson, TX 77566
Blanca 979-297-1151
fax 979-299-6934
903	Aero	Wachovia	*	Judy Gonsales
		5/25/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

904	Aero	JP Morgan Chase	*	700 N. Janes Ave.
Bolingbrook, IL 60440
		8/30/2008		ph# 630-783-9240

905	Aero	Chase Bank	*	2280 Str Rd 44
		4/20/2007		Osh Kosh, WI 54904
Sonia 920-236-3900
fax 920-231-7818
906	Aero	Columbia State Bank	*	1301 A Street
		4/27/2007		Tacoma , WA 98402
Michelle ph 253-939-9800
fax: 253-833-2476

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

907	Aero	Northway Bank	*	5 Market Str.
		4/20/2007		Tilton, NH 03276
Jenny Williams 603-286-4344
fax 603-286-4151
908	Aero	Bank of America	*	534 S Kansas Ave
		5/18/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
909	Aero	Bank of America	*	534 S Kansas Ave
		5/11/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
910	Aero West	Wells Fargo	*	66 West Springer Drive
		5/11/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

911	Aero	SunTrust Bank	*	Brandy M Young ph : 757-465-1387
		4/13/2007		fax: 757-465-1449
4113 Portsmouth Blvd
Chesapeake, VA 23321
912	Aero	Bank of the West	*	10050 CoorsBy Pass
		5/18/2007		Albauquerque, NM 87114
Heisel or Shain Whitlock
ph:505-792-0726
fax: 505-792-0781
913	Aero West	Bank of America	*	534 S Kansas Ave
		6/1/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
914	Aero	Arvest Bank	*	4500 N Harrison
		9/7/2007		Shawnee , OK 74804
Sonia Ryan
405-214-1355, fax 405-214-1289
915	Aero W	US	*	1233 West Ave. P
Palmdale, CA 93551
		2/8/2010		Diana Vance
Ph#216-623-9248
916	Aero W	Bank of America	*	534 S Kansas Ave
		6/15/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
917	Aero	Citizens Bank & Trust	*	Highway 27, Lake Wales, FL 33859
		5/25/2007		Carlie Cosce
ph: 863-676-7631
fax: 863-676-1734
918	Aero	Bank of America	*	10731 West Pico Blvd.
Los Angeles, CA 90064
		1/18/2008		Ph# 310-996-7846

919	Aero	Bank of America	*	534 S Kansas Ave
		6/8/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
920	Aero	Hickory Point Bank	*	1401 W hickory Point Drive
		6/8/2007		Forsyth, IL 62535
Misty Lee, ph:217-875-3131
fax: 217-872-3904
921	Aero	SunTrust Bank	*	11200 South Orange Blossom Trail
		8/10/2007		Orlando, FL 32837

fax: 407-851-8249
922	Aero	Bank of America	*	50 Morrissey Blvd.
Dorchester, MA 02125
		open 10/25/07		Frank W. Tarara
1-800-654-8503 ext.5630
923	Aero	Bank of America	*	1910 Bruce B. Downs Blvd.
Wesley Chapel, FL 33543
		10/30/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
924	Aero	Susquehanna Bank	*	366 Hartman Bridge Rd.
Ronks, PA 17572
		11/18/2007		Rina Coulter
717-397-3725

925	Aero	Wells Fargo	*	66 West Springer Drive
		10/11/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

926	Aero	Wachovia	*	Judy Gonsales
		5/11/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
927	Aero	Wells Fargo	*	3800 Howard Hughes
Las Vegas, Nevada
		10/5/2008		Pat Barclay
Ph# 303-470-8908 fax# 303-791-2558
929	Aero	Wells Fargo	*	66 West Springer Drive
		7/27/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908
930	Aero	Wells Fargo	*	66 West Springer Drive
		10/12/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

931	Aero	TCF	*	11 S. McClintock Drive.
Tempe, AZ 85281
		1/2/2010		Mely Torres
ph#602-716-8975 fax#480-921-3355
932	Aero	First Tennessee Bank	*	11685 Parkside Drive
		8/10/2007		Knoxville, TN 37934
Tammy Ailey
ph: 865-671-6671
fax: 865-671-6730
933	Aero	Chase Bank	*	201 East Main Street
		3/31/2007		Lexington, KY 40507
Phone: 859-231-2696
Fax: 859-231-2917
Matthew Orr
934	Aero	Bank of America	*	534 S Kansas Ave
		4/27/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
935	Aero	Legacy Bank	*	76 Park Street, Lee, MA 01238
		5/4/2007		Louise Lucchese
ph 413-243-4126
fax: 413-243-4813
936	Aero	JP Morgan Chase	*	190 E. Stacy Rd. Building #600
Allen, TX 75002
		3/1/2010		Ana Reyes
212-552-8183
937	Aero W	CitiBank	*	4050 W.Metropolitan Dr
		8/24/2007		Orange, CA 92868
Juana Rivero 714-938-0379
fax 714-938-0379
938	Aero	Bank of America	*	534 S Kansas Ave
		5/25/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
939	Aero W	Bank of America	*	534 S Kansas Ave
		6/15/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
940	Aero	Commerce Bank	*	114 th &Nall , Leawood, KS 66211
		6/8/2007		Ph: 816-234-1760
Fax: 417-837-5289
Alyssa Blackwell
941	Aero	Bank of America	*	534 S Kansas Ave
		4/27/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
942	Aero	JP Morgan Chase	*	3498 Telegraph Rd.
Ventura, CA 93003
		8/30/2009		Deanna Hyde
ph# 805-650-3110
fax#805-644-6217
943	Aero	Susquehanna Bank	*	963 National Highway
		7/20/2007		Lavale, MD 21502
Randall K.Sterne
ph: 301-777-4747
fax: 301-729-5432
944	Aero	Citibank	*	4511 N Midkiff B1 A
		9/7/2007		Midland, TX 79705
Galle Aparicio ph :432-697-4178
fax: 432-697-0711

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

945	Aero	Chase Bank	*	2370 Justin Road , Lewisville TX
		9/28/2007		972-966-2756
fax: 972-966-2209 Ammy Shults
946	Aero	Harris Bank	*	101 Burr Ridge Pkwy
Burr Ridge, IL 60527
		11/9/2007		Naomi & Julia
630-323-4000 ext-6901 or 2100
fax# 630-887-7319
947	Aero	Wachovia Bank	*	Judy Gonsales
		9/27/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

948	Aero	IBC Bank	*	2310 SW Military Dr Ste 216
		10/12/2007		San Antonio, TX 78224
Isabel Bravo 210-518-2558
fax 210-927-3374
949	Aero	Trustco Bank	*	34 Wolf Road
		9/28/2007		Albany, NY 12205
518-458-7761, FAX 518-458-8779
Jacky Dushensky
950	Aero	US Bank	*	1350 Euclid Ave,
		5/25/2007		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
951	Aero	Wachovia Bank	*	Judy Gonsales
		9/7/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

952	Aero	BB & T Bank	*	11704 West Broad Str
Richmond, VA 23233
Kathy Schemale
ph: 804-553-5947
fax: 804-553-2963
953	Aero	Wells Fargo	*	66 West Springer Drive
		9/28/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

954	Aero	Wells Fargo	*	66 West Springer Drive
		7/20/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

955	Aero	US Bank	*	121 E. Main St.
Anoka, MN 55303
		11/1/2008		Diana Vance
ph#216-623-9248, branch 763-576-1060
956	Aero	Bank of Colorado	*	4848 Thompson Prky Suite 100
		8/17/2007		Johnstown, CO 80534
Sandra Chapman ph: 970-679-7405
fax: 970-663-7601,main number# 970-663-7600
957	Aero	Wachovia	*	Jennifer Daley
1-800-590-7868 Team 600 ext 85743
		10/24/2007		fax: 866-842-0585

958	Aero	Wells Fargo	*	66 West Springer Drive
Highlands Ranch, CO 80129
		10/24/2007		Pat Barclay 303-470-8908

959	Aero	Wachovia Bank	*	Judy Gonsales
		9/21/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

960	Aero	JP Morgan Chase	*	13620 Orchard Parkway
Westminster, CO 80023
		3/13/2008		Lisa McCullough
branch: 303-920-1396
fax: 303-920-9981
961	Aero	Wells Fargo	*	Pat Barclay
66 W Springer Drive
		3/21/2008		Highlands Ranch, CO 80129
Ph 303-470-8908 Fax 303-791-2558
branch# 806-324-5033
962	Aero	Citizens Bank	*	965 Oaklawn Ave
		10/3/2007		Granston, RI
Marlin Volino ph: 401-275-6491
fax: 401-275-6494
963	Aero	Bank of America	*	524 East Main St.
Barstow, CA 92311
		4/25/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

964	Aero	Prosperity Bank	*	217 E. FM 1382
Cedar Hill, TX 75104
		2/13/2009		Tonya Walker
ph#972-291-6246
fax#972-291-8682
965	Aero	JP Morgan Chase	*	11423 South Parkway Plaza Dr.
South Jordan, UT 84095
		4/4/2008		Joey Lujan
ph. 801-495-5194
fax. 801-495-5199
966	Aero	Capital City	*	1701 Bass Road
Macon, GA 31210
Eddie Cutchens or Jackie
		11/29/2010		Ph. 478-474-2110

967	Aero	Bank of America	*	32011 Pacific Highway South
Federal Way, WA 98003
4/11/2008
Ph# 206-358-2750

968	Aero	Bank of America	*	1691 East Florence Blvd.
Casa Grande, AZ 85222
		4/25/2008		Ph# 520-421-0865

969	Aero	Suntrust	*	1170 Buford Highway
Cumming, GA 30041
		4/30/2008		Diana Hull
Ph# 770-205-2105
Fax# 770-205-2116
970	Aero	American Bank	*	800 North Shoreline
Suite 100 Southtower
		4/1/2008		Corpus Christi, TX 78401
Kendra Milete
Ph: 361-653-5251fax: 361-888-7200
971	Aero	First National	*	7960 Towne Center
Papillion, NE 65048
Chris Roorda
		4/25/2008		Ph# 402-341-0500
Fax# 402-885-2518
972	Aero	Regions	*	17900 Panama City Beach Pkwy
Panama City Beach, FL 32413
		5/1/2008		Darren
Ph# 850-235-4014
Fax# 850-236-7260
973	Aero	JP Morgan Chase	*	11610 Olio Rd.
Fishers, IN 46037
		5/2/2008		Ben Lawless
Ph# 317-579-0681
Fax# 317-579-0643
974	Aero	Rocky Mountain	*	2901 W. Main St.
Bozeman, MT 59718
		5/2/2008		Lana
Ph# 406-556-7600
Fax# 406-556-7605
975	Aero	Bank of America	*	100 N. Westshore Blvd.
Tampa, FL 3609
		5/9/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
976	Aero	M&T	*	3628 Scotland Main St.
Chambersburg, PA 17202
		4/4/2008		Katie Hershberger
ph. 717-267-7670
fax. 717-267-7676
977	Aero	Bank of America	*	8000 West Broward Blvd.
Plantation, FL 33388
		7/11/08		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
978	Aero W	Citibank	*	121 Stonewood St.
Downey, CA 90241
		7/4/2008		Ivy Smith
ph# 562-861-0702
fax# 562-861-8431
979	Aero	Bank of America	*	225 Tukwila Parkway
Tukwila, WA 98188
		7/25/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

980	Aero	Wachovia	*	2821 Business Center Drive.
Pearland, TX 77584
		7/30/2008		Karen Singletary ph# 404-214-1432
Juakeisha Coles
800-590-7868 team 600 ext# 85789
981	Aero	Capital One	*	21147 26th Ave.
Bayside, NY 11360
Tammy Prats
		11/5/2010		Ph#504-533-2905

982	Aero	Bank of America	*	700 W. Whittier Blvd.
Montebello, CA 90640
		11/14/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
983	Aero	Bank of America	*	16 School St.
Foxboro, MA 02035
		8/8/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
984	Aero	Bank of America	*	6261 Lone Tree Way
Brentwood, CA 94513
		10/24/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
985	Aero	Bank of America	*	1188 Galleria Blvd.
Roseville, CA 95678
		11/13/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
986	Aero	Bank of America	*	1124 SE Everett Mall Way
Everett, WA 98208
		8/23/2008		Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
987	Aero	Wachovia	*	6101 Fairview RD.
Charlotte, NC 28210
		8/29/2008		Karen Singletary ph# 404-214-1432
Juakeisha Coles
800-590-7868 team 600 ext# 85789
988	Aero	Regions	*	280 Dogwood Blvd.
Flowwod, MS 39232
		8/29/2008		Sandra Harris #423-752-1585
Felicia Johnson
branch# 601-960-6531
989	Aero	Charter One	*	7205 Wayne Rd.
Westland, MI 48185
		4/25/2008		Gary Gaspas
Ph# 734-425-7200
Fax# 734-425-9503
990	Aero	Bank of America	*	152 W. Hillcrest Dr.
Thousand Oaks, CA 91360
		11/14/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
991	Aero	Wells Fargo	*	Pat Barclay
Ph# 303-470-8908
		4/18/2008		Fax# 303-791-2558

992	Aero	American Chartered	*	100 West Higgins Rd. lot S-1
South Barrington, IL 60010
		9/26/2008		Jessalyn Gardner
ph# 847-418-3212

993	Aero	Bank of America	*	555 Capitol Mall
Sacramento, CA 95814
		5/9/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
994	Aero	Bank of America	*	Towngate Plaza
22900 Centerpoint Drive
Moreno Valley, CA 92553
		7/18/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

995	Aero	Bank of America	*	142 E. Olive Ave.
Burbank, CA 91501
		11/14/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
996	Aero	JP Morgan Chase	*	875 N. Michigan Ave.
Chicago, IL 60611
		9/12/2008		Wanda Rosario
ph# 312-664-4600

999	Aero	Bank of Louisiana	*	197 W. Bank Expressway Ste. #8000
Gretna, LA 70053
		9/5/2008		Oral Kennedy
ph# 504-362-8305
fax# 504-368-3537
1010	Aero	First State Bank of St. Charles	*	3461 Technology Drive
Lake St. Louis, MO 63367
		8/15/2008		Mike Cunningham
ph# 636-561-2450
fax# 636-561-3020
1012	Aero	Fidelity Bank	*	102 Newnan Crossings Bypass
Newnan, GA 30265
		6/1/2008		linda Schneider or Joey Chase
ph# 770-254-5520
fax# 770-254-5539
1013	Aero	US Bank	*	181 West Mineral Ave.
Littleton, CO 80120
		8/1/2008		Diana Vance Rep #216-623-9248

1014	Aero	First Interstate	*	Laurie Anderson
521 SE Wyoming Blvd.
		7/4/2008		Casper, Wyoming 82609
ph# 307-235-4384
fax# 307-234-9426
1015	Aero	Bank of Ocean City	*	10005 Golfcourse Rd.
Ocean city, MD 21842
		5/16/2008		Will Mumford
Ph# 410-213-0173
Fax# 410-213-1473
1016	Aero	First Citizens	*	409 East Market St.
Smithfield, NC 27577
		8/1/2008		Maren Lanier
ph: 919-989-3249
fax: 919-989-3290
1017	Aero	Wells Fargo	*	1113 East Bidwell St.
Folsom, CA 95630
		8/8/2008		Pat Barclay
Ph# 303-470-8908
Fax# 303-791-2558
1018	Aero	Bank of The West	*	1011 Helen Power Dr.
Vacaville, CA 95687
		10/31/2008		Lisa Burgess
ph# 707-453-8000
fax# 707-453-8014
1019	Aero	Idaho Independent Bank	*	1260 Riverstone Drive
Coeur d'Alene, Idaho 83814
		10/3/2008		Aimee Leighty
ph# 208-765-3619
fax# 208-765-6091
1020		Bank of America	*	29 West Boylston St.
Worcester, MA 01605
		8/1/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558

1021	Aero	Regions	*	2200 N. Rodney Parham
Little Rock, AR 72212
		8/22/2008		Sandra Harris #423-752-1585
Adrian Jackson
branch# 501-224-2497
1022	Aero	Comerica	*	13920 City Center Ste# 4000
Chino Hills, CA 61709
		5/20/08		Shawn
Ph# 909-393-3001
fax# 909-364-9193
1023	Aero	Citizens Bank	*	429 W. Ridge Pike 19B-6769
Limerick, PA 19468
		5/23/2008		Heather Bosch
Ph# 610-495-2699
fax# 610-495-2691

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

1024	Aero	Wachovia	*	17802 Spring Cypress RD.
Cypress, TX 77429
		5/30/2008		Jennifer Daley
800-590-7868 team 600 ext# 85743
Karen Singletary ph# 404-214-1432
1025	Aero	US Bank	*	3703 MC Cain Blvd.
North little Rock, AR 72116
		6/13/2008		Diana Vance Rep #216-623-9248
Will (branch #501-758-6640 fax# 501-753-6432
1026	Aero	Wachovia	*	4715 Town Center
Jacksonville, FL 32246
		6/13/2008		Jennifer Daley
800-590-7868 team 600 ext# 85743
Karen Singletary ph# 404-214-1432
1027	Aero	First Commonwealth	*	500 East Waterfront Drive.
Homestead, PA 15120
		7/2/2008		Sheena Allen
ph #412-886-2503
fax# 412-461-2915
1028	Aero	Bank of America	*	100 Cambridge Side Place
Cambridge, MA 02141
		8/1/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
1029	Aero	IBC	*	501 South Dixieland Rd.
Harlingen, TX 78552
		7/25/2008		Martin Zarate
ph: 956-428-6902
fax: 956-423-4490
1030	Aero	Sun	*	5695 Hwy 95 N.
Lake Havasu City, AZ 86404
		11/14/08		Daryl Kallenbach
ph# 928-764-3301
fax# 928-764-3317
1032	Aero	Bank of America	*	2830 Cochran St.
Simi Valley, CA 93065
		8/1/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
1033	Aero	Amtrust	*	26300 Cedar Rd.
Beachwood, OH 44122
		9/18/2009		Leslie McCarthy
Ph#216-464-6550
Fax#216-765-8476
1034	Aero	Centrue	*	980 N. Kinzie Ave.
Bradley, IL 60915
		9/19/2008		Jennifer Voss
ph# 815-937-3681
fax# 815-937-3684
1035	Aero	Wells Fargo	*	4195 Yellowstone
Chubbuck, ID 83202
		10/17/2008		Pat Barclay
Ph# 303-470-8908
Fax# 303-791-2558
1036	Aero	Bank of America	*	7450 170th Ave. NE
Redmond, WA 98052
		11/7/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
1038	Aero	Wells Fargo	*	1116 Harrison Ave.
Centralia, WA 98531
		10/10/2008		Pat Barclay
Ph# 303-470-8908
Fax# 303-791-2558
1039	Aero	Bank of the West	*	9335 East County Line Rd.
Centenial, CO 80112
		11/6/2008		Jason Dickens
ph# 303-792-2265
1040	Aero	FirstMerit	*	Lodi Station Outlet
9911 Avon Lake Rd.
		10/17/2008		Burbank, OH 44214
Christina Miller
ph# 330-948-1002 fax# 330-948-3297
1041	Aero	Key	*	4910 Tiedeman Rd.
mail code OH-01-51-0312
		11/21/2008		Brooklyn, OH 44144
Mark Gerhart
ph# 216-813-6805
1042	Aero	JP Morgan Chase	*	3500 Hwy 190
Mandeville, LA 70448
		11/1/2008		Sherry
ph# 985-674-8700 or 8709

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

1043	Aero	Bank of Ameica	*	2080 W. Ina Rd.
Tucson, AZ 85741
		11/14/2008		Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
1046	Aero	JP Morgan Chase	*	3550 Route 66
Neptune, NJ 07753
		11/13/2008		Stephanie Serratelli
ph# 732-922-0797

1047	Aero	Huntington	*	590 Washington Rd.
Washington, PA 15301
		11/14/2008		Kelly Faure
ph# 724-225-9800
1048	Aero	Bank of Hawaii	*	1441 Kapiolani Blvd.
Honolulu, HI 96814
		5/22/2009		Sean Rostron ph#808-694-6628
Sandy ph#808-694-6627
1049	Aero	JP Morgan Chase	*	One East Ave.
Monroe, OH 45050
Peggy Swanson
		8/6/2009		ph# 513-425-8504
fax# 513-539-4615
1051	Aero	Wachovia	*	800 W. Main St.
Freehold, NJ 07728
		10/30/09		Karen Singletary
Juakeisha coles
1052	Aero	Bank of America	*	27571 Puerta Real
Mission Viejo, CA 92691
		4/10/2009		Rep. Teresa Duggal
Ph#1-800-699-7188 ext#26143
1053	Aero	US	*	6199 Sunrise Mall
Citrus Heights, CA 95610
		9/18/2009		rep. Diana Vance
Ph#216-623-9248
1054	Aero	Wells Fargo	*	900 Colusa Ave.
Yuba City, CA 95991
Pat Barclay
		6/3/2011		Ph#303-470-8908 Fax#303-791-2558
Branch# 530-751-9102
1055	Aero	Wells Fargo	*	4601 East Main
Farmington, NM 87402
Pat Barclay
		4/15/2011		Ph#303-470-8908 Fax#303-791-2558
Carma Slim branch# 505-566-2583
1056	Aero	RBC	*	103 E. Mall Drive
Nags Head, NC 27959
		4/3/2009		Tyler Booth
Ph#252-441-9500

1057	Aero	Bank of Hawaii	*	45-001 Kamehameha Hwy
Kaneohe, HI 96744
		5/29/2009		Kule Brockett
Ph#808-694-6132

1059	Aero	JP Morgan Chase	*	4311 W. Anthem Way
Phoenix, AZ 85086
Paula Tressalr or Asst. manager Vedrana
		4/3/2009		Ph#623-465-7115 or #623-465-9854

1060	Aero	Bank of America	*	2950 Walton Blvd.
Rochester Hills, MI 48309
		7/3/2009		Rep. Tracey Popoola
Ph# 800-657-9533

1061	Aero	Wachovia	*	2989 PGA Blvd.
Palm Beach, FL 33410
Karen Singletary
		4/9/2010		404-214-1432

1062	Aero	Bank of America	*	2030 Coliseum Dr.
Hampton, VA 23666
Rep. Tracey Popoola
		3/11/2010		Ph# 800-657-9533

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

1063	Aero	Bank of America	*	5541 Sepulveda Blvd.
Culver City, CA 90230
		10/8/2009		Rep. Tracey Popoola
Ph# 800-657-9533

1064	Aero	Citibank	*	34th St. 7 7th Ave.
New York, NY 10001
		11/17/2009		Bryan Swan
Ph# 212-290-7711

1069	Aero	Citibank	*	9933 Lawler Ave. Ste#110
Skokie, IL 60077
		8/1/2011		Carol Damlos
Ph#847-329-3162
Marylu O'Donnell Ph#201-460-1239
1070	Aero	Wachovia	*	775 George Rd.
North Brunswick, NJ 08902
		8/21/2009		Rep. Karen Singletary
Ph# 404-214-1432
Juakeisha 1-800-590-7868 team #600 ext#85789
1071	Aero	Wells Fargo	*	2204 North Wayne St.
Angola, IN 46703
		10/30/2009		Patricia Barclay
Ph#303-470-8908

1072	Aero	Bank of America	*	3414 Peachtree Rd.
Atlanta, GA 30326
		7/3/2009		Rep. Tracey Popoola
Ph# 800-657-9533

1073	Aero	M&I	*	31 Meadow View Drive.
Lake Delton,Wisconsin 53940
		5/8/2009		Ph#608-253-8425
Fax#608-253-8436
1074	Aero	US	*	704 E. Anemone Trail
Dillon, CO 80435
		2/13/2009		Rep. Diana Vance
216-623-9248
1075	Aero	Suntrust	*	8820 SW 136th St.
Miami, FL 33176
Sean Link
		4/9/2010		Ph# 804-363-4860

1076	Aero	JP Morgan Chase	*	37458 6 Mile Rd.
Livonia, MI 48152
		6/19/2009		branch# 734-953-0620

1077	Aero	Bank of America	*	2800 W. Big Beaver Rd.
Troy, MI 48084
		11/6/2009		Rep. Tracey Popoola
Ph# 800-657-9533

1079	Aero	Wachovia	*	3216 West Braker Lane
Austin, TX 78758
		2/26/2010		Karen Singletary
404-214-1432

1080	Aero	Bank of America	*	One Powell St.
San Francisco, CA 94102
Anute Boonyachai
		11/2/2010		Ph# 1-800-657-9533 ext# 50657

1081	Aero	Bank of Hawaii	*	98-211 Pali Momi St.
Aiea, HI 96701
Sandie Kitaura
		6/18/2010		Ph# 808-694-6627
Fax# 808-694-6624
1082	Aero	PNC Bank	*	4120 North Harlem Ave.
Norridge, IL 60706
Krystyna Lewandowski
Ph#708-452-2370 ext#21336
fax#708-453-8929
1083	Aero	Bank of America	*	10101 SW Washington Square Rd.
Portland, OR 97223
Rep. Tracey Popoola
		3/11/2010		Ph# 800-657-9533

1084	Aero	Gardiner Savings Bank of Maine	*	130 Community Drive
Augusta, ME 04330
		8/7/2009		Ann Pellettier
ph# 207-621-2432
fax# 207-621-2437

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

1086	Aero	Bank of America	*	850 N. Homestead Blvd.
Homestead, Fl. 33030
Rep. Tracey Popoola
		3/26/2010		Ph# 800-657-9533

1087	Aero	Farmington	*	439 Westfarms Mall ste#B103
Farmington, CT 06032
		7/30/2010		Roshan Patel
Ph#860-284-6302
Fax#860-561-6103
1088	Aero	Wachovia	*	1900 West 49th St.
Hialeah, FL 33012
		4/30/2010		Karen Singletary
404-214-1432
Branch# 305-820-6440
1089	Aero	Wells Fargo	*	5458 Whittier Blvd.
Commerce, CA 90040
Patricia Barclay
		10/16/2010		Ph#303-470-8908

1090	Aero	Bank of America	*	21060 St Andrews Blvd.
Boca Raton, FL 33433
Anute Boonyachai
		6/18/2010		Ph# 1-800-657-9533 ext# 50657

1091	Aero	First Community Bank	*	Rt 460 Mercer Mall
Bluefield, WV 24701
		6/25/10		Pamela Nuckols
Ph# 304-327-0437

1092	Aero	Bank of America	*	1 Perimeter Center East NE
Atlanta, GA 30346
Anute Boonyachai
		4/29/2011		Ph# 1-800-657-9533 ext# 50657
branch #770-392-5059
1093	Aero	Bank of America	*	350 Fulton Street
Brooklyn, NY 11201
Anute Boonyachai
		11/18/2010		Ph# 1-800-657-9533 ext# 50657

1095	Aero	Bank of America	*	7825 Monterey St.
Gilroy, CA 95020
		6/18/2010		Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657

1096	Aero	Tuscola National	*	900 S. Progress Blvd.
Tuscola, IL 61953
		7/23/2010		Kim Martin
Ph# 217-253-4711

1097	Aero	Bank of America	*	1055 NE 8th St.
Bellevue, WA 98004
		9/17/2010		dedicated central one
Anute #888-715-1000 ext#50657
branch #206-358-5112
1098	Aero	Regions	*	8049 Parkway Dr.
Leeds, AL 35094
Brian Ralph or Cristy Davis
		10/28/2010		205-716-1690

1100	Aero	Sutrust	*	3811 Hillsboro
Nashville, TN 37215
Rep James Fields #804-264-4077
		3/18/2011		branch #615-279-4025

1102	Aero	Bank of America	*	27489 Ynez Rd.
Temecula, CA 92591
Anute Boonyachai
		3/18/2011		Ph# 1-800-657-9533 ext# 50657
branch #951-676-4114
1103	Aero	First Citizens	*	1021 Main St.
Blowing Rock, NC 28605
Amber Lynn
		7/29/2011		Ph#828-295-3162
Fax#828-295-4409
1104	Aero	Suntrust	*	20295 South Dixie Highway
Cutler Bay, FL 33189

		4/1/2011		Rep James Fields #804-264-4077

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

1105	Aero	Wells Fargo	*	4384 West Rodeo Rd.
Santa Fe, NM 87505
Pat Barclay
		3/25/2011		Ph#303-470-8908 Fax#303-791-2558
branch #505-424-3882
1515	Aero	Bank of America	*	1140 Ave. of The Americas
New York, NY 10036
Anute #888-715-1000 ext#50657
		10/22/2010		branch #206-358-5112

3211	P.S.	Valley National	*	Paramus Park
East 58 Midland Avenue
		6/26/2009		Paramus, NJ 07652
201-265.1888 Zihara

3212	P.S.	Washington Mutual	*	Palisades Center Drive
West Nyack, NY 10994
		6/19/2009		Kristin Keith
Ph# 845-348-3300 option #3

3213	P.S.	JP Morgan Chase	*	2655 Richmond Ave.
Staten Island, NY 10314
		10/30/2009		Ana Reyes #212-552-8183
Jenny Solis #718-761-4105

3214	P.S.	Wachovia	*	108 Mill Plain Rd.
Danbury, CT 06810
		7/10/2009		Rep. Karen Singletary
Ph# 404-214-1432
Juakeisha 1-800-590-7868 team #600 ext#85789
3215	P.S.	Bank of America	*	Rep. Tracey Popoola
		see store #741		Ph# 800-657-9533
3216	P.S.	Wachovia	*	72 West Main St.
Freehold, NJ 07728
		7/17/2009		Rep. Karen Singletary
Ph# 404-214-1432
Juakeisha 1-800-590-7868 team #600 ext#85789
3218	P.S.	Susquehanna	*	8000 Sagemore Drive ste#8101
Marlton, NJ 08053
		8/14/2009		Mary Brown
Ph# 856-983-4000
Fax# 856-983-4385
3219	P.S.	Wachovia	*	17 Woodbridge Center Drive
Woodbridge, NJ 07095
		8/14/2009		Rep. Karen Singletary
Ph# 404-214-1432
Juakeisha 1-800-590-7868 team #600 ext#85789
3220	P.S.	TD Bank	*	Cherry Hill
101 Haddonfield Rd.
		7/17/2009		Cherry Hill, NJ 08002
Andrew Krause
Ph# 856-667-6400, fax# 856-667-6744
3221	P.S.	PNC	*	1500 Prince Rogers Ave.
Bridgewater, NJ 08807
		8/28/2009		Nicole Vanness
Ph# 908-218-8998

3222	P.S.	US	*	Mall of America
9633 Lyndale Ave. S
		2/1/2010		Bloomington, MN 55420
Diana Vance
Ph# 216-623-9248
3223	P.S.	Capitol One	*	89-01 Queens Blvd.
Elmhurst, NY 11373
		11/6/2009		Tammy Prats
Ph# 504-533-2905

3224	P.S.	Citibank	*	34th St. 7 7th Ave.
New York, NY 10001
		11/13/2009		Bryan Swan
Ph# 212-290-7711

3225	P.S.	Capital One	*	6401 Bluebonnet Blvd.
Baton Rouge, LA 70836
Tammy Pratts
		3/26/2010		Ph#504-533-2905 Fax# 504-533-5344

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

3226	P.S.	Frost	*	221 Wonder World Drive
San Marcos, TX 78667
		3/11/2010		Barbara Castleberry
Ph 512-393-5647 main# 800-562-6732
fax 512-393-5721
3227	P.S.	Wachovia	*	1205 Grape St.
Whitehall, PA 18052
Karen Singletary
		8/20/2010		404-214-1432

3228	P.S.	Wachovia	*	10 Xavier Dr.
Yonkers, NY 10704
		7/2/2010		Karen Singletary
404-214-1432

3229	P.S.	Farmington	*	439 Westfarms Mall Ste# B103
Farmington, CT 06032
Yoko Weaver or Dena Martinelli
		4/9/2010		Ph# 860-583-7289

3230	P.S.	PNC	*	201 Newark Shopping Center
Newark, DE 19711
Diane Myers #302-733-7158
		6/18/2010		Patricia Vetrano #732-220- 3014

3231	P.S.	Wachovia	*	2000 South Hawthorne Rd.
Winston-Salem, NC 27103
Karen Singletary
		6/4/2010		404-214-1432

3232	P.S.	Wachovia	*	437 Park City Center
Lancaster, PA 17601
Karen Singletary
		7/2/2010		404-214-1432

3233	P.S.	Wachovia	*	3089 John Hawkins Pkwy.
Birmingham, AL 35244
Karen Singletary
		5/21/2010		404-214-1432

3234	P.S.	Wachovia	*	1863 South Rd.
Wappingers Falls, NY 12590
Karen Singletary
		4/16/2010		404-214-1432

3235	P.S.	Bank of America	*	100 Welsh Rd.
Horsham, PA 19044
Anute Boonyachai
		5/14/2010		Ph# 1-800-657-9533 ext# 50657

3236	P.S.	Bank of America	*	6304 North Point Pkwy
Alpharetta, GA 30022
Anute Boonyachai
		4/23/2010		Ph# 1-800-657-9533 ext# 50657

3237	P.S.	M&T	*	2100 Park St.
Syracuse, NY 13208
Sharon Coates
		4/23/2010		Ph# 410-244-4207
Breanch# 315-474-2280
3238	P.S.	TD	*	1450 Clements Bridge Rd.
Deptford, NJ 08096
Maria King or Leah
		10/8/2010		Ph#856-845-2059
Fax#856-845-3475
3239	P.S.	Key	*	2000 Walden Ave. Ste#B-216
Cheektowaga, NY 14225
Rep# Angela Anderson
		4/16/2010		1-800-539-2222 (ext# 8136768)
Branch ( Bonnie) 716-683-0120
3240	P.S.	Comerica	*	4200 S. Cooper St.
Arlington, TX 76015
		5/28/2010		Nicole Warren
Ph#817-276-7241

3241	P.S.	Key	*	200 Washington Ave.
Albany, NY 12210
		9/17/2010		Angela Anderson
800-539-2222
Branch Jason Getman #518-463-1226

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

3242	P.S.	Bank of America	*	301 Mount Hope Ave.
Rockaway, NJ 07866
Anute Boonyachai
		7/16/2010		Ph# 1-800-657-9533 ext# 50657

3243	P.S.	Bank of America	*	1550 W. Bay Area Blvd.
Friendswood, TX 77546
Anute Boonyachai
		11/20/2010		Ph# 1-800-657-9533 ext# 50657

3244	P.S.	Bank of America	*	250 Granite St.
Braintree, MA 02184
Anute Boonyachai
		10/15/2010		Ph# 1-800-657-9533 ext# 50657

3245	P.S.	HSBC	*	1 Old Country Rd.
Carle Place, NY 11514
Ken Goodman
		10/22/2010		Ph#516-741-2900

3246	P.S.	Vlley National	*	East 58 Midland Ave.
Paramus, NJ 07652
RuthAnn Thomas
		6/18/2010		Ph# 201-265-1888

3247	P.S.	Capital One	*	Newport Tower
525 Washington Blvd.
Jersey City, NJ 07310
		11/12/2010		Branch (Janet Santiago (201-626-2436
Account manager (Tammy Prats 504-533-2905
3249	P.S.	Bank of America	*	100 1st Street
Elizabethport, NJ 07209
Anute Boonyachai
		7/2/2010		Ph# 1-800-657-9533 ext# 50657

3251	P.S.	Wachovia	*	3275 Buford Dr.
Buford, GA 30519
Karen Singletary
		7/2/2010		404-214-1432

3252	P.S.	Bank of America	*	75 Middlesex Turnpike
Burlington, MA 01803
Anute Boonyachai
		11/12/2010		Ph# 1-800-657-9533 ext# 50657

3253	P.S.	The Bank of Delmarva	*	18572 Coastal Highway
Rehoboth Beach, DE 19971
Christine Welsh
		8/6/2010		Ph#302-226-8900
Fax#302-226-8558
3254	P.S.	First State	*	4979 Bill Gardner Pkwy
Locust Grove, GA 30248
Pam White
		10/8/2010		Ph#770-507-9502

3255	P.S.	JP Morgan Chase	*	1450 Old Country Rd.
Riverhead, NY 11901
Rep: Carlos Santiago
		8/13/2010		Ph#212-552-8183
Branch# 631-369-2206 or 2298 (Amy teller)
3256	P.S.	Wells Fargo	*	665 E. Redd Rd.
El Paso, TX 79932
Patricia Barclay
		7/16/2010		Ph#303-470-8908

3257	P.S.	Bank of America	*	Garden State Plaza
300 Garden State Plaza
Paramus, NJ 07652
		7/30/2010		Ph#201-845-5450
Ph# 1-800-657-9533 ext# 50657
3258	PS	Suntrust	*	6900 South Orange Blossom Trail
Orlando, FL 32809
Rep James Fields #804-264-4077
		3/11/2011		Daniel Shuford #877-891-5489 ext#71114 treasury
branch #407-850-6103
3259	PS	Citizens	*	965 Oaklawn Ave.
Cranston, RI 02920
		3/11/2011		Nancy Bloch
Ph#401-275-6491
fax#401-275-6494

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

3262	PS	First Citizens	*	8541 Concord Mills Blvd.
Concord, NC 28027
Tracey Jacobs
		6/3/2011		Branch# 704-979-3165

3264	PS	Suntrust	*	4582 South Kirkman Rd.
Orlando, FL 32819

		3/25/2011		Rep James Fields #804-264-4077
Daniel Shuford #877-891-5489 ext#71114 treasury
3265	PS	Citizens	*	1313 Franklin Mills Circle
Philadelphia, PA 19154
John Gilbert or Lynn
		4/8/2011		branch #215-281-1701
fax# 215-281-1705
3266	PS	Community Bank & Trust	*	30983 Highway 441 S.
Commerce, GA 30529
Jennifer Turner
		4/1/2011		branch #706-336-7986
fax #706-335-9540
3267	PS	Wachovia	*	3766 Renee Dr.
Myrtle Beach, SC 29579
Karen Singletary
		4/15/2011		404-214-1432
branch #843-903-5359
3268	PS	Bank of America	*	7990 Honey Go Blvd.
Baltimore, MD 21236
Anute Boonyachai
		6/24/2011		Ph# 1-800-657-9533 ext# 50657
Branch# 410-931-7177
3270	PS	Wachovia	*	1900 W. 49th St.
Hialeah, FL 33012
Karen Singletary
		4/29/2011		404-214-1432

3271	PS	Bank of America	*	10050 Pines Blvd.
Pembroke Pines, FL 33024
Anute Boonyachai
		5/6/2011		Ph# 1-800-657-9533 ext# 50657
branch #954-435-4114
3272	PS	Wachovia	*	9420 Pineville Matthews Rd.
Pineville, NC 28134
Karen Singletary
		6/3/2011		404-214-1432

3273	PS	Bank of America	*	2105 Pine Croft Rd.
Greensboro, NC 27407
Anute Boonyachai
		6/3/2011		Ph# 1-800-657-9533 ext# 50657
Branch# 336-805-3745
3274	PS	First Citizens	*	1862 US Highway 70 SE
Hickory, NC 28602
		6/3/2011		Cassie Hansley
Ph# 828-326-1186
Fax# 828-326-1183
3275	PS	JP Morgan Chase	*	Sunrise Highway & Carmans Rd.
Massapequa, NY 11758
Carlos Santiago
		5/13/2011		Ph#212-552-8183
branch#516-797-3180
3277	PS	Wells Fargo	*	6175 Gateway Blvd W.
El Paso, TX 79925
Pat Barclay
		7/22/2011		Ph#303-470-8908 Fax#303-791-2558

3278	PS	IBC	*	6301 NW Loop 410 Ste#Q14
San Antonio, TX 78238
		7/22/2011		Sherry Grant
Ph3210-369-2910

3282	PS	Wells Fargo	*	4180 Bonita Rd.
Bonita, CA 91902
Pat Barclay
		5/6/2011		Ph#303-470-8908 Fax#303-791-2558
branch #619-475-4101

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.

Exhibit 7-2 to
The Third Amended and Restated
Loan and Security Agreement

Credit Card Arrangements

The Loan Parties have the following credit card agreements in place:

    1) Aeropostale, Inc.: First Data Merchant Services (merchant # *)

    2) PS from Aeropostale, Inc.: First Data Merchant Services (merchant # *)

    3) Aeropostale, Inc. and PS from Aeropostale, Inc.: American Express (merchant # *)

    4) Aeropostale, Inc.: Discover Card (merchant # *)

    5) PS from Aeropostale, Inc.: Discover Card (merchant # *)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 8-K.